[GRAPHIC]
INVEST WISELY.(R)





                ANNUAL REPORT | JUNE 30, 2001


                   THE MONTGOMERY FUNDS(SM)

DEAR FELLOW SHAREHOLDER
-------------------------------------------------------------------------------
                                                       [R. STEPHEN DOYLE PHOTO]



In times like these, characterized by volatile markets and economic uncertainty, it's hard to focus on anything but what's happening RIGHT NOW. We understand that many investors are frustrated and uncomfortable with today's global investment climate. We know these concerns--as investors ourselves, we have them too.

It has been well over a year since we entered this tumultuous stock market, and we want you to know that although we are not satisfied with current investment results, we remain dedicated to the goal of delivering superior long-term performance. We know that as shareholders you not only give us your money, you give us your trust to make appropriate financial decisions on your behalf. That's why we will not stray from our core strategy of bottom-up, growth stock selection, relying on our hands-on, high-quality fundamental anaylsis of investment opportunities.

Our institutional heritage defines the rigorous methods we employ to evaluate investment candidates, construct portfolios and manage risk. Our disciplined approach leads us to concentrate only on those sectors we know, to remain faithful to our style whether it's in or out of favor. We believe this steadfast strategy, combined with our focus on uncovering innovative ideas around the globe, positions us for success over the long-term.

In the near-term, I would like to thank you for your continued patience and patronage.

Sincerely,

/s/ R. Stephen Doyle
R. Stephen Doyle
Chairman


                                                                 [LOGO]
                                                        THE MONTGOMERY FUNDS(SM)
                                                            INVEST WISELY.(R)

                              THE MONTGOMERY FUNDS
                                  ANNUAL REPORT

                            Year Ended June 30, 2001


THE MONTGOMERY FUNDS

Important Notice to Shareholders:

Pending approval by the Fund's Board of Trustees, the changes noted below will be made to certain Montgomery Funds effective October 31, 2001.

The following Funds will change their respective names: Montgomery Global 20 Portfolio will be called Montgomery Global Focus Fund, Montgomery
International 20 Portfolio will be called Montgomery International Focus Fund, Montgomery Emerging Markets 20 Portfolio will be called Montgomery Emerging Markets Focus Fund, Montgomery Mid Cap 20 Portfolio will be called Montgomery Mid Cap Focus Fund and Montgomery U.S. Select 20 Portfolio will be called Montgomery U.S. Focus Fund. Additionally, each of these Funds will concentrate its investments in 20 to 40 companies, compared with 20 to 30 companies prior to October 31, 2001.

Also, shareholders of the Class P shares of the Montgomery Global Focus Fund and the Montgomery Emerging Markets Focus Fund will become shareholders of Class A shares of these respective Funds. This share class redesignation will have no effect on the management, investment objective or strategies of these Funds. Unlike the Class P shares, however, the Class A shares will have a front-end sales charge (which will be waived for subsequent investments made by current Class P shareholders of these two Funds) and a contingent deferred sales charge of 1% if redeemed within one year of purchase (compared with a 2% redemption fee feature of the Class P shares redeemed within three months).

The Montgomery U.S. Emerging Growth Fund will be called the Montgomery Mid Cap Fund. Along with this name change, the Fund will invest its assets primarily in the stocks of U.S. companies with a total stock market value of $2 billion to $12 billion at the time of purchase (compared with $2 billion or less prior to October 31, 2001).

The Montgomery Global Long-Short Fund will be managed by Chetan Joglekar. Currently, Mr. Joglekar co-manages the Fund with other Montgomery portfolio managers. Also, the current Class B shares of the Fund will be redesignated as Class ML shares. This share class redesignation will have no effect on the fees and expenses, management, investment objective or strategies of the Fund.


                                  CONTENTS
------------------------------------------------------------------------------
Stock and Bond Market Overview                                              2
Performance Summary                                                         4
------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS AND INVESTMENTS

MONTGOMERY U.S. EQUITY FUNDS
U.S. Select 20 Portfolio (MNUSX)                                            5
Growth Fund (MNGFX)                                                         8
Mid Cap 20 Portfolio (MNMDX)                                               12
U.S. Emerging Growth Fund (MNMCX)                                          16
Small Cap Fund (MNSCX)                                                     20
Balanced Fund (MNAAX)                                                      25

MONTGOMERY INTERNATIONAL AND GLOBAL EQUITY FUNDS
------------------------------------------------------------------------------
International Growth Fund (MNIGX)                                          27
International 20 Portfolio (MNIIX)                                         31
Global Opportunities Fund (MNGOX)                                          35
Global 20 Portfolio (MNSFX)                                                39
Global Long-Short Fund (MNGLX)                                             43
Global Communications Fund (MNGCX)                                         52
Emerging Markets Fund (MNEMX)                                              56
Emerging Markets 20 Portfolio (MNEFX)                                      61
Emerging Asia Fund (MNEAX)                                                 64

MONTGOMERY U.S. FIXED-INCOME AND MONEY MARKET FUNDS
------------------------------------------------------------------------------
Total Return Bond Fund (MNTRX)                                             68
Short Duration Government Bond Fund (MNSGX)                                73
California Tax-Free Intermediate Bond Fund (MNCTX)                         78
Government Money Market Fund (MNGXX)                                       83
California Tax-Free Money Fund (MCFXX)                                     83
Federal Tax-Free Money Fund (MFFXX)                                        83
Endnotes and Abbreviations                                                 92

FINANCIAL STATEMENTS
------------------------------------------------------------------------------
Statements of Assets and Liabilities                                       94
Statements of Operations                                                  100
Statements of Changes in Net Assets                                       104
Statements of Cash Flows                                                  108
Financial Highlights                                                      111
Notes to Financial Statements                                             133
Independent Auditors' Report                                              147
Tax Information                                                           148

                              THE MONTGOMERY FUNDS

                                  ANNUAL REPORT
                                  June 30, 2001

STOCK AND BOND MARKET OVERVIEW

U.S. STOCKS

The 12 months ended June 30, 2001, proved difficult for the stock market. The S&P 500 Index, which measures the performance of the 500 largest companies, fell 14.83%, and the Russell 2000 Index of small-cap stocks returned 0.66%. Pronounced problems in the tech and telecom sectors caused a dramatic shift in stock valuation--as well as in investor sentiment. The tech- and telecom-laden Nasdaq Index returned -45.26% of its value during the period.

Stocks struggled in the face of a sharp slowdown in the U.S. economy and a concurrent steep slide in corporate earnings. This tough business environment made it very difficult for corporations to post positive year-over-year comparisons. The abrupt deceleration in growth and profits in the second half of 2000 was the after-effect of the aggressive tightening policy implemented by the Federal Reserve Board from mid- 1999 through mid-2000. Soaring energy prices also exhausted earnings and consumer spending, with market sentiment turning negative.

There was a fierce sell-off in tech and telecom shares, which, in 1999 and early 2000, had been selling at extended valuations reflecting only the most optimistic outlook. The collapse of the dot-com boom led this downdraft. A host of bellwether companies stepped forward to warn of imminent earnings shortfalls: chip maker Intel, telecom-equipment company Nortel Networks, and networking giant Cisco Systems, which had never before in its history missed an earnings target. These sharp declines resulted from rapidly contracting spending on new fiber-optic communications networks and the build-out of the Internet. Telecom-services companies that had sprung from deregulation muscled one another to gain access to ever shrinking available capital, with several falling by the wayside in a brutally competitive market.

Overall, sectors perceived to be defensive fared better in the uncertain environment, including those that usually offer steady, predictable earnings growth, such as health care and consumer staples. Utilities performed well in the latter half of 2000 due to their defensive nature, but gave up those gains on the heels of power troubles in the West in the first half of 2001. Energy shares moved up, then down quickly as energy prices rose and fell. Financial services firms tended to perform well, because of declining interest rates and many firms' ability to borrow at the lower prevailing rates and then sell loans with higher long-term yields. Investors gravitated toward stocks offering deep value and rotated toward attractively priced cyclical shares in anticipation of better economic times sparked by continued Fed rate cuts. Those moves helped technology rebound somewhat in the second quarter of 2001, with investors scooping up stocks whose prices had fallen significantly. Even though these tech companies still lacked some visibility regarding future earnings, investors became more encouraged that federal monetary policy would spur a recovery in the sector.

U.S. BONDS

The U.S. bond market posted impressive performance during the 12 months ended June 30, 2001. The Lehman Brothers Aggregate Bond Index--a proxy for the performance of the U.S. taxable bond market--returned 11.23% during the period.

Falling interest rates were the catalyst for the stellar performance of bonds. Remember that yields move in the opposite direction from bond prices, so falling interest rates translated into price appreciation for bonds. Market interest rates fell during the last six months of 2000 in expectation of rate cuts by the Fed in the face of a dramatically slowing economy. As the Fed's rate hikes implemented in late 1999 and early 2000 softened growth both domestically and abroad, U.S. gross domestic product fell precipitously. Rising energy costs also served as a damper by taking disposable income out of consumers' pockets.

If the Fed spent the last six months of 2000 waiting for reasons to cut rates, it found enough evidence in the first six months of 2001 to embark on one of the most aggressive easing programs in its history. Starting with a surprise cut three days into the New Year, the Fed implemented a series of six decreases in the bench-


[CHART]


U.S. STOCK MARKET VOLATILITY CONTINUED TO PLAGUE S&P PERFORMANCE FOR THE PERIOD.

[CHART]

INTEREST RATE CUTS WERE THE CATALYST FOR SOLID BOND PERFORMANCE DURING THE YEAR.

mark federal funds rate, reducing it from 6.50% at the beginning of 2001 to 3.75% at the end of June. Data demonstrating economic weakness continued to emerge, and the Fed acted to head off a full recession. The Fed's urgency was demonstrated by its decision to announce two of its cuts between regularly scheduled meetings. The last rate cut, on June 27, 2001, came in a smaller increment than did the previous five, suggesting that perhaps the Fed is approaching the end of its easing policy.

Looking at bond market sectors, it was a tale of two halves for corporate bonds. Quality meant everything in the first half of the period, whereas in the second half conditions improved. There were signs that corporations were becoming more responsible with their balance sheets by paying off debt and curtailing the stock-share repurchase programs commonly used to prop up stock prices in the late 1990s. Reduced capital spending also proved positive for corporate balance sheets. And so far as mortgage-backed securities were concerned, they fared well within the relative stability of interest rates during the second half of 2000. Even though some concerns about heightened prepayment activity arose during the past six months, mortgages provided solid performance for the period. Favorable market conditions related to slower growth and declining interest rates enabled most non-Treasury sectors to outperform Treasuries during the period, a reversal of what we saw in late 1999 and early 2000.

INTERNATIONAL EQUITIES

For equities in developed international markets, the 12 months ended June 30, 2001 were very difficult, with the forces that governed performance over the second half of 2000 continuing throughout the first six months of this year. As lofty valuations in the technology sector were toppled by a significant reduction in global economic growth, a more accommodative interest rate environment was not enough to keep major equity indices from falling to fresh lows early in the year. Profit warnings from virtually every industry dominated the headlines, leaving investors searching for a new base from which to build, while many markets settled into a broad trading range over the final three months of the fiscal year.

Technology and communications stocks continued to lead the market downward, with some high-profile companies experiencing extraordinary declines. With much of the international slowdown concentrated in business investment, market leadership rotated to consumer stocks, which have benefited from buoyant retail activity, and health-care companies, which usually perform well in a more cautious investment climate. Nevertheless, the sell-off was broad based and severe, leaving even companies with solid fundamentals well off their previous highs.

Around the globe the markets were weak. Despite a change in leadership, Japan remained under pressure because of market skepticism regarding the successful implementation of structural economic reforms. After initially weathering the U.S. slowdown effectively, Europe witnessed a marked deceleration in growth, most notably in Germany and France, with the European Central Bank unwilling to reduce interest rates in the face of higher inflation. There have been few places for investors to turn for growth in this environment, a drastic change from the stunning returns posted by many equity markets in the recent past.

                              THE MONTGOMERY FUNDS

                               PERFORMANCE SUMMARY
                                  June 30, 2001


AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/01

Fund Name (Fund Number)                                       Inception Date              One Year          Three Years
MONTGOMERY U.S. EQUITY FUNDS
--------------------------------------------------------------------------------------------------------------------------
U.S. Select 20 Portfolio (1484)*                                  12/31/99                 (29.65)%               N/A
Growth Fund (284)                                                  9/30/93                 (20.57)%             (3.84)%
Mid Cap 20 Portfolio (1485)*                                      10/31/00                    N/A                 N/A
U.S. Emerging Growth Fund (294)*                                  12/30/94                 (11.76)%               6.44%
Small Cap Fund (276)                                               7/13/90                 (21.71)%               0.22%
Balanced Fund (291)*                                               3/31/94                  (7.85)%               1.58%

MONTGOMERY INTERNATIONAL AND GLOBAL EQUITY FUNDS
--------------------------------------------------------------------------------------------------------------------------
International Growth Fund (296)*                                    7/3/95                 (32.47)%             (8.69)%
International 20 Portfolio (1483)*                                12/31/99                 (32.27)%               N/A
Global Opportunities Fund (285)*                                   9/30/93                 (37.25)%             (4.11)%
Global 20 Portfolio (295)*                                         10/2/95                 (38.40)%             (6.34)%
Global Long-Short Fund (1478)                                     12/31/97                 (34.33)%              18.58%
Global Communications Fund (280)                                    6/1/93                 (52.92)%             (2.06)%
Emerging Markets Fund (277)*                                        3/1/92                 (25.91)%             (3.28)%
Emerging Markets 20 Portfolio (1481)*                             12/31/97                 (15.26)%              15.94%
Emerging Asia Fund (648)*                                          9/30/96                 (21.13)%              10.83%

MONTGOMERY U.S. FIXED-INCOME AND MONEY MARKET FUNDS
--------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund (650)*                                      6/30/97                   11.06%               6.36%
Short Duration Government Bond Fund (279)*                        12/18/92                    9.09%               6.14%
California Tax-Free Intermediate Bond Fund (281)*                   7/1/93                    7.81%               4.76%

                                                                                             One-Day            Seven-Day
As of 6/30/01                                                                                 Yield               Yield
--------------------------------------------------------------------------------------------------------------------------
Government Money Market Fund (278)                                 9/14/92                    3.81%               3.78%
California Tax-Free Money Fund (292)                               9/30/94                    2.41%               2.47%
Federal Tax-Free Money Fund (647)*                                 7/15/96                    3.29%               3.35%


AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/01

Fund Name (Fund Number)                                       Five Years       Ten Years  Since Inception
MONTGOMERY U.S. EQUITY FUNDS
--------------------------------------------------------------------------------------------------------
U.S. Select 20 Portfolio (1484)*                                    N/A              N/A        (13.04)%
Growth Fund (284)                                                  4.67%             N/A          12.77%
Mid Cap 20 Portfolio (1485)*                                        N/A              N/A        (18.73)%
U.S. Emerging Growth Fund (294)*                                  11.00%             N/A          15.33%
Small Cap Fund (276)                                               5.79%           13.77%         14.78%
Balanced Fund (291)*                                               6.62%             N/A          12.62%

MONTGOMERY INTERNATIONAL AND GLOBAL EQUITY FUNDS
--------------------------------------------------------------------------------------------------------
International Growth Fund (296)*                                   2.27%              N/A          6.11%
International 20 Portfolio (1483)*                                  N/A               N/A       (22.84)%
Global Opportunities Fund (285)*                                   5.88%              N/A          9.08%
Global 20 Portfolio (295)*                                         3.69%              N/A          9.11%
Global Long-Short Fund (1478)                                       N/A               N/A         27.47%
Global Communications Fund (280)                                   9.35%              N/A         11.19%
Emerging Markets Fund (277)*                                     (8.08)%              N/A          0.02%
Emerging Markets 20 Portfolio (1481)*                               N/A               N/A         11.33%
Emerging Asia Fund (648)*                                           N/A               N/A        (4.96)%

MONTGOMERY U.S. FIXED-INCOME AND MONEY MARKET FUNDS
--------------------------------------------------------------------------------------------------------
Total Return Bond Fund (650)*                                       N/A               N/A          7.47%
Short Duration Government Bond Fund (279)*                         6.55%              N/A          6.43%
California Tax-Free Intermediate Bond Fund (281)*                  5.60%              N/A          5.22%


As of 6/30/01
--------------------------------------------------------------------------------------------------------
Government Money Market Fund (278)                                 5.25%              N/A          4.76%
California Tax-Free Money Fund (292)                               2.84%              N/A          2.95%
Federal Tax-Free Money Fund (647)*                                  N/A               N/A          3.22%

* Returns reflect a partial waiver of fees without which the total return would have been lower.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Net asset value, investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information is for Class R (Retail) shares only. The performance figures for the Class R shares shown above do not reflect the 0.25% Rule 12b-1 fees paid by the Class P shares, which would reduce performance.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Yields may fluctuate. A portion of income from the tax-free funds may be subject to some state and/or local taxes, and, for certain investors, a portion may be subject to the federal alternative minimum tax.

Some Funds may not be appropriate for conservative investors, because they invest in certain types of securities or in a limited number of sectors or holdings that may produce volatile results.

The Emerging Markets 20 Portfolio and the Global Long-Short Fund may use sophisticated investment techniques and securities such as margin, leverage, short sales and other forms of volatile financial derivatives including options and futures. Such tactics could cause the value of an investment in these Funds to be more volatile and subject to substantially greater risks than investments in other mutual funds, including foreign stock funds. As a result, investors should carefully consider whether these Funds are appropriate investments.

There are also risks associated with investing in funds that invest in foreign securities, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. In addition, technology securities tend to be relatively volatile compared with other types of investments. Also, Funds that invest in small-cap stocks may be subject to greater volatility than those that invest in large companies.

                              THE MONTGOMERY FUNDS
                            U.S. SELECT 20 PORTFOLIO

                              Portfolio Highlights

INVESTMENT REVIEW

Q: HOW DID THE PORTFOLIO PERFORM DURING THE 12 MONTHS ENDED JUNE 30, 2001?

A: In a difficult year for the equity markets, the Portfolio returned -29.65% for the period, lagging the benchmark Standard & Poor's 500 Index, which returned -14.83%.

Q: WHAT MARKET FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

A: We follow a growth-oriented strategy to construct a concentrated portfolio of domestic stocks. Our growth focus led us to hold a higher percentage of tech stocks than are found in the S&P 500, because on the whole technology firms can often offer growth rates higher than the market average. During the 12-month period, the tech sector struggled, particularly during the third and fourth quarters of 2000 and the first quarter of 2001. The main culprits undermining tech stock performance were a rapid slowdown in economic growth and tighter access to credit, which made it more difficult for nascent tech and telecom firms to fund their business plans. In addition, many technology shares started the period at particularly expanded valuations.

Although there was an inkling earlier in 2000 of what was in store, the profound problems for the tech sector began abruptly in August, when microchip manufacturer Intel announced that it would fall short of its earnings expectations. This was highly unusual for a company that had impressed the market for some time with its ability to consistently grow its earnings. From there the situation worsened, as the tech sector continued to fall from its previously lofty perch. Several sector bellwethers--including Intel and Cisco Systems, companies that benefited from the build-out of the Internet and new fiber-optic communications systems--announced significant earnings shortfalls. The virus spread throughout the sector, with companies from such diverse industries as telecommunications equipment, personal computers and semiconductors starting to tumble. Faced with these developments, investors quickly turned to more-defensive stocks, such as those whose share prices had been battered down to very low levels or companies offering slow and steady growth. These value-oriented stocks gained favor because of uncertainty about the health and direction of the economy.

The situation for tech stocks brightened somewhat in the second quarter of 2001, as the sector recovered significantly from depressed levels due to optimism rekindled by a string of aggressive cuts in short-term interest rates by the Federal Reserve Board. This rebound, however, was not enough to offset the difficulties the sector encountered during the first three quarters of the period.

Q: WHICH STOCKS PROVED TO BE DISAPPOINTMENTS?

A: Many of the Portfolio's poorer performers were tech stocks. These included telecom-equipment provider Nortel Networks, handheld computing device manu-facturer Palm, networking giant Cisco Systems and data storage device firm EMC.


PORTFOLIO MANAGEMENT
-------------------------------------------------
Andrew Pratt, CFA               Portfolio Manager

              PORTFOLIO PERFORMANCE
--------------------------------------------------
TOTAL RETURNS FOR THE
PERIOD ENDED 6/30/01
--------------------------------------------------
MONTGOMERY U.S. SELECT 20 PORTFOLIO
Since inception (12/31/99)                (13.04)%
One year                                  (29.65)%
--------------------------------------------------
                S&P 500 INDEX
Since 12/31/99                            (10.40)%
One year                                  (14.83)%
--------------------------------------------------


You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower.


(1) The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets.

[CHART]


           Montgomery U.S. Select
                20 Portfolio        S&P 500 Index   Lipper Growth Funds Average
Jan '01             $9,698            $9,412               $9,512
Feb                 $8,309            $8,554               $8,442
March               $7,453            $8,012               $7,753
April               $8,236            $8,635               $8,466
May                 $8,256            $8,692               $8,386
June                $8,110            $8,481               $8,130

(2) The Lipper Growth Funds Average universe consists of 1,753 funds.


                 TOP TEN HOLDINGS
---------------------------------------------------
(as a percentage of total net assets)
General Electric Company                      9.2%
Freddie Mac                                   5.3%
Applied Materials, Inc.                       4.8%
Pfizer, Inc.                                  4.7%
Wal-Mart Stores, Inc.                         4.7%
Costco Wholesale Corporation                  4.6%
Microsoft Corporation                         4.6%
Intel Corporation                             4.6%
AOL Time Warner, Inc.                         4.3%
Citigroup, Inc.                               4.3%

               TOP FIVE INDUSTRIES
---------------------------------------------------
(as a percentage of total net assets)
Industrial Conglomerates                     13.3%
Package Software                              9.7%
Discount Stores                               9.4%
Semiconductors                                7.0%
Finance/Rental/Leasing                        5.3%


Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Because the U.S. Select 20 Portfolio concentrates its assets in relatively few holdings (generally 20 to 30), shareholders may be exposed to greater risks than with more-diversified funds.

As a result, we sold all but Cisco. All of these stocks suffered from sharply deteriorating earnings growth resulting from the economic slowdown as well as from the stalling of the Internet and telecom build-out.

Q: DESPITE THE PORTFOLIO'S DIFFICULTIES, THERE MUST HAVE BEEN SOME POSITIVELY PERFORMING STOCKS. WHICH WERE THEY?

A: Software companies PeopleSoft and Microsoft performed well, as both firms were enjoying new product cycles. PeopleSoft was also rewarded for the benefits of its long-term restructuring program. Microsoft profited from investor perception that it is a relatively safe investment in an environment of marked uncertainty and a more favorable sentiment concerning the ongoing antitrust case. The Portfolio also enjoyed a positive contribution from discount warehouse chain Costco, whose fundamentals held up well despite the difficult economic backdrop.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: The near-term outlook for the economy and corporate profits is unclear. We are six months into the Fed easing cycle, typically about the time one would expect to see positive economic impact from the initial rate cuts. We are inclined to be as patient and optimistic as the Federal Reserve, knowing that it is too early to gauge the effectiveness of the Fed's easing monetary policy. We also know that the Fed can continue to cut rates if needed. The tax rebate recently enacted by Congress should buoy consumer spending soon, as the checks are scheduled to be sent in July. Inflation is not a real concern at this point; and energy prices, which have had a negative impact on growth, appear to be coming down.

In environments like the one we are experiencing now--with difficult business conditions in nearly every sector and unattractive valuations in the few areas that are experiencing growth--we believe that a focus on quality is extremely important. We are confident in this approach, because any recovery should reward strong companies that are poised to strengthen their market positions during this volatile stretch.

                              THE MONTGOMERY FUNDS
                            U.S. SELECT 20 PORTFOLIO

                                  INVESTMENTS

PORTFOLIO INVESTMENTS

June 30, 2001 (Audited)

SHARES                                                              VALUE (NOTE 1)
COMMON STOCKS - 96.7%
APPAREL/FOOTWEAR RETAIL - 2.5%
         1,600      Gap, Inc. (The)                                   $     46,401
BEVERAGES: NON-ALCOHOLIC - 2.1%
           900      PepsiCo, Inc.+                                          39,780
BIOTECHNOLOGY - 2.6%
           800      Amgen, Inc.+                                            48,920
COMPUTER COMMUNICATIONS - 3.0%
         3,100      Cisco Systems, Inc.+                                    56,389
COMPUTER PROCESSING HARDWARE - 1.4%
         1,000      Dell Computer Corporation+@@                            26,225
DISCOUNT STORES - 9.4%
         2,100      Costco Wholesale Corporation+                           86,236
         1,800      Wal-Mart Stores, Inc.                                   87,840
                                                                      ------------
                                                                           174,076
ELECTRICAL PRODUCTS - 1.7%
         1,400      Capstone Turbine Corporation+@@                         31,220
ELECTRONIC EQUIPMENT/INSTRUMENTS - 1.3%
         1,100      Thermo Electron Corporation+                            24,222
ELECTRONIC PRODUCTION EQUIPMENT - 4.8%
         1,800      Applied Materials, Inc.+                                89,442
FINANCE/RENTAL/LEASING - 5.3%
         1,400      Freddie Mac                                             98,000
FINANCIAL CONGLOMERATES - 4.3%
         1,500      Citigroup, Inc.+                                        79,260
FOOD RETAIL - 2.1%
           800      Safeway, Inc.+                                          38,400
HOUSEHOLD/PERSONAL CARE - 1.9%
           800      Estee Lauder Companies, Inc. (The), Class A             34,480
INDUSTRIAL CONGLOMERATES - 13.3%
         3,500      General Electric Company                               170,625
         1,400      Tyco International Ltd.                                 76,300
                                                                      ------------
                                                                           246,925
INTEGRATED OIL - 4.2%
           900      Exxon Mobil Corporation+                                78,615
MANAGED HEALTH CARE - 2.4%
         1,800      First Health Group Corporation+                         43,983
MEDIA CONGLOMERATES - 4.3%
         1,500      AOL Time Warner, Inc.                                   79,500
OIL & GAS PIPELINES - 4.2%
         1,600      Enron Corporation                                       78,400
OTHER CONSUMER SERVICES - 1.1%
           300      eBay, Inc.+                                             20,513
PACKAGE SOFTWARE - 9.7%
         1,200      Microsoft Corporation+@@                          $     86,058
         3,100      Oracle Corporation+                                     59,473
           700      PeopleSoft, Inc.+                                       34,370
                                                                      ------------
                                                                           179,901
PHARMACEUTICALS: MAJOR - 4.7%
         2,200      Pfizer, Inc.+                                           88,110
SEMICONDUCTORS - 7.0%
         2,900      Intel Corporation+                                      85,187
         1,400      Texas Instruments, Inc.+                                44,100
                                                                      ------------
                                                                           129,287
TELECOMMUNICATIONS EQUIPMENT - 1.5%
           500      Comverse Technology, Inc.+                              28,683
WIRELESS TELECOMMUNICATIONS - 1.9%
         1,500      Sprint Corporation (PCS Group)+                         36,225
TOTAL COMMON STOCKS
(Cost $1,763,304)                                                        1,796,957
                                                                      ------------
MONEY MARKET FUND - 0.0%@
           332      J.P. Morgan Vista Federal Money Market Fund
                    (Cost $332)                                                332
                                                                      ------------

TOTAL SECURITIES
(Cost $1,763,636)                                                        1,797,289
                                                                      ------------

PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 2.2%
$       40,000      Agreement with Countrywide, Tri-Party, 4.15%
                    dated 6/29/01, to be repurchased at $40,014 on
                    7/02/01, collateralized by $40,800 market
                    value of U.S. government and mortgage-backed
                    securities, having various maturities and
                    interest rates (Cost $40,000)                            40,000
                                                                       ------------
TOTAL INVESTMENTS - 98.9%
(Cost $1,803,636*)                                                        1,837,289
OTHER ASSETS AND LIABILITIES - 1.1%
(Net)                                                                        20,590
                                                                       ------------
NET ASSETS - 100.0%                                                    $  1,857,879
                                                                       ============


* Aggregate cost for federal tax purposes is $1,935,539. Please refer to page 92 for Endnotes and Abbreviations.

                              THE MONTGOMERY FUNDS
                                   GROWTH FUND
                              PORTFOLIO HIGHLIGHTS


             PORTFOLIO MANAGEMENT
---------------------------------------------------
Andrew Pratt, CFA                 Portfolio Manager

                 FUND PERFORMANCE
---------------------------------------------------
          Average annual total returns
          for the period ended 6/30/01
---------------------------------------------------
MONTGOMERY GROWTH FUND
Since inception (9/30/93)                    12.77%
One year                                    (20.57)%
Five years                                    4.67%
---------------------------------------------------
S&P 500 INDEX
Since 9/30/93                                15.66%
One year                                    (14.83)%
Five years                                   14.48%
---------------------------------------------------
RUSSELL 1000 GROWTH INDEX
Since 9/30/93                                14.65%
One year                                    (36.17)%
Five years                                   11.99%
---------------------------------------------------

You cannot invest directly in an index.

Past performance is no guarantee of future results.

Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Fund performance presented is for Class R shares.


        Montgomery Growth Fund  S & P 500 Index(1) Russell 1000 Growth Index(2)  Lipper Growth Funds Average(3)
Jan '01       $29,672              $34,260                 $35,976                    $29,706
Feb           $26,035              $31,136                 $29,869                    $26,364
March         $24,267              $29,164                 $26,618                    $24,213
April         $26,155              $31,430                 $29,985                    $26,438
May           $26,069              $31,641                 $29,544                    $26,546
June          $25,393              $30,871                 $28,859                    $25,779

INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED JUNE 30, 2001?

A: In a very tough investing environment, the Fund underperformed its primary benchmark, the S&P 500 Index, but outperformed the Russell 1000 Growth Index. For the 12-month period, the Fund had a total return of -20.57%, compared with -14.83% and -36.17% for the S&P 500 Index and the Russell 1000 Growth Index, respectively.

Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

A: The equity markets reeled during the period due to a sharp economic slowdown and declining corporate profits. Our investments in the tech and telecom sectors proved negative for the Fund's performance. Because the Fund focuses on growth-oriented companies, it carried significant weightings in both of these areas. Companies in these sectors suffered as the downturn caused a sharp reversal in the core demand for their products.

Although many market observers anticipated an economic slowdown starting in the second half of 2000, it was difficult to estimate the subsequent precipitous drop in corporate profit growth. A series of hikes in short-term interest rates by the Federal Reserve Board from mid-1999 to mid-2000 was one factor that impeded growth, along with deteriorating economic fundamentals around the globe and sharp increases in energy prices. In addition, higher interest rates and tight credit increased borrowing costs and made it difficult for emerging tech and telecom firms to fund their operations.

Significant troubles started brewing in the second half of 2000, when several cornerstones of the technology industry--including Intel, Cisco Systems and Nortel Networks--proved unable to match the vibrant earnings they had posted over the past few years. With corporations cutting back on their information technology spending, the problems spread quickly throughout the sector. Fearful investors pulled significant assets out of the stock market, while more-defensive growth companies and cheap value stocks came into favor for those who remained. Tech stocks showed signs of recovery as the second quarter of 2001 commenced, resuscitated somewhat by the expectation that aggressive rate cutting by the Fed through the first six months of 2001 would breathe life back into the economy.

Q: WHAT WAS YOUR APPROACH IN THIS DIFFICULT ENVIRONMENT?

A: Our investment approach did not change and still reflects our bottom-up philosophy. We continued to look for high-quality companies selling at reasonable valuations, with some sort of catalyst to help propel their business fundamentals. From time to time, we witness periods like the past 12 months, when economic activity slows and it is more difficult to find accelerating growth opportunities. At times like these, we tend to emphasize the valuation and quality variables. Following such a process, we were able to unearth opportunities in software provider PeopleSoft and online auction house eBay. Regardless of the investment environment, we always look

(1) The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets.

(2) The Russell 1000 Growth Index is a capitalization-weighted total return index that includes the largest companies within the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

(3) The Lipper Growth Funds Average universe consists of 332 funds.

for the same attributes: acceleration in business fundamentals, reasonable valuations and high-quality companies. The degree to which we can find these qualities dictates how we allocate the Fund's assets during any given period.

Q: WHICH STOCKS DISAPPOINTED?

A: Poor-performing stocks in the portfolio included networking-equipment provider Cisco Systems, which fell in the wake of the contraction of the dot-com craze and Internet build-out. Personal computer manufacturer Compaq underperformed due to weak PC demand, and telecom-equipment firm Tellabs succumbed to pressures of operating within the difficult telecommunications sector. We subsequently sold out of Compaq and Tellabs.

Q: WHICH STOCKS HELPED THE FUND'S PERFORMANCE DURING THE YEAR?

A: Two stocks were particularly helpful to overall performance. First, the Fund benefited from its holdings in Golden West Financial. When short-term interest rates fall as they have, lenders like Golden West that specialize in adjustable-rate mortgages tend to do well. Homeowners with mortgages look to refinance to take advantage of lower prevailing rates, increasing lenders' business. Investors recognized the positive aspects of this development and helped push the stock price higher.

The Fund also garnered positive performance from First Health Group Corporation, whose business model was nearly perfect for this kind of environment. Previously, when unemployment was low and employers were looking to attract, retain and reward workers, they did not mind paying high benefits costs. In the current economic climate, however, firms are more focused on cost control. First Health offers simplicity and cost savings by serving as the single source for large companies' group health programs. This approach can be particularly helpful for national employers that use a number of health-care providers subject to varied regulations.

Q: WHAT IS YOUR OUTLOOK FOR THE REST OF THE YEAR?

A: The near-term outlook for the economy and corporate profits is unclear. It usually takes about six months for Fed rate cuts to stimulate the economy, so we may start seeing some signs of this improvement soon. We believe that it is too early to know whether the Fed's easing program has been effective. We're heartened by the fact that the Fed can work to stimulate economic growth further by lowering rates again if need be. In addition, with rebate checks on their way to consumers in late July--courtesy of Congress's recently enacted tax cuts--we expect that consumer spending will be supported going forward. Moderate inflation and declining energy prices are additional factors stoking our optimism.

With this outlook in mind, we believe that maintaining a balanced, diversified portfolio will be key to future performance. We also believe that it is crucial at this point to invest in higher-quality companies, because the business climate remains difficult in nearly every sector, and valuations are unappealing in the few areas that are posting growth. We are confident that this strategy should prove beneficial, because stronger companies that are able to reinforce their market positions despite a challenging environment should be the first to be rewarded by the market once the economy recovers.


                 TOP TEN HOLDINGS
--------------------------------------------------
       (as a percentage of total net assets)
General Electric Company                      6.7%
Microsoft Corporation                         4.9%
Pfizer, Inc.                                  3.3%
AOL Time Warner, Inc.                         3.3%
Citigroup, Inc.                               2.8%
Wal-Mart Stores, Inc.                         2.8%
American International Group, Inc.            2.7%
International Business Machines
Corporation                                   2.6%
Intel Corporation                             2.6%
Cisco Systems, Inc.                           2.2%


               TOP FIVE INDUSTRIES
--------------------------------------------------
        (as a percentage of total net assets)
Pharmaceuticals: Major                       11.4%
Package Software                              8.1%
Industrial Conglomerates                      8.0%
Semiconductors                                5.7%
Computer Processing Hardware                  4.5%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

                              THE MONTGOMERY FUNDS
                                  GROWTH FUND
                                  INVESTMENTS


PORTFOLIO INVESTMENTS

June 30, 2001 (Audited)

SHARES                                                              VALUE (NOTE 1)
COMMON STOCKS - 98.7%
AEROSPACE/DEFENSE - 0.5%
    24,000        Boeing Company (The)+                            $    1,334,400
ALUMINUM - 1.0%
    67,100        Alcoa, Inc.+                                          2,643,740
APPAREL/FOOTWEAR RETAIL - 1.2%
   110,000        Gap, Inc. (The)                                       3,190,000
BEVERAGES: ALCOHOLIC - 0.7%
    46,000        Anheuser-Busch Companies, Inc.+                       1,895,200
BEVERAGES: NON-ALCOHOLIC - 2.1%
    86,900        Coca-Cola Company                                     3,910,500
    38,100        PepsiCo, Inc.+                                        1,684,020
                                                                   --------------
                                                                        5,594,520
BIOTECHNOLOGY - 1.1%
    46,100        Amgen, Inc.                                           2,819,015
COMPUTER COMMUNICATIONS - 2.2%
   319,000        Cisco Systems, Inc.                                   5,802,610
COMPUTER PERIPHERALS - 0.9%
    76,700        EMC Corporation                                       2,228,135
COMPUTER PROCESSING HARDWARE - 4.5%
   107,100        Dell Computer Corporation+@@                          2,808,697
    61,100        International Business Machines Corporation+          6,904,300
   139,400        Sun Microsystems, Inc.+                               2,216,460
                                                                   --------------
                                                                       11,929,457
DATA PROCESSING SERVICES - 1.1%
    56,700        Automatic Data Processing, Inc.                       2,817,990
DISCOUNT STORES - 4.3%
    93,800        Costco Wholesale Corporation+                         3,851,897
   151,400        Wal-Mart Stores, Inc.                                 7,388,320
                                                                   --------------
                                                                       11,240,217
DRUG STORE CHAINS - 0.7%
    49,000        CVS Corporation+                                      1,891,400
ELECTRIC UTILITIES - 0.9%
    53,200        AES Corporation                                       2,290,260
ELECTRICAL PRODUCTS - 1.7%
    83,500        Capstone Turbine Corporation+@@                       1,862,050
    44,300        Emerson Electric Company+                             2,680,150
                                                                   --------------
                                                                        4,542,200
ELECTRONIC EQUIPMENT/INSTRUMENTS - 0.8%
    91,000        Thermo Electron Corporation+                          2,003,820
ELECTRONIC PRODUCTION EQUIPMENT - 2.6%
    90,300        Applied Materials, Inc.+                              4,487,007
    74,500        Teradyne, Inc.+                                       2,465,950
                                                                   --------------
                                                                        6,952,957
ELECTRONICS/APPLIANCE STORES - 1.3%
    52,500        Best Buy Company, Inc.+                          $    3,334,800
FINANCE/RENTAL/LEASING - 3.7%
    44,100        Capital One Financial Corporation+                    2,646,000
    42,000        Fannie Mae                                            3,576,300
    49,900        Freddie Mac                                           3,493,000
                                                                   --------------
                                                                        9,715,300
FINANCIAL CONGLOMERATES - 2.8%
   140,166        Citigroup, Inc.+                                      7,406,371
FOOD RETAIL - 1.2%
    65,500        Safeway, Inc.+                                        3,144,000
HOME IMPROVEMENT CHAINS - 1.8%
   103,100        Home Depot, Inc. (The)                                4,799,305
HOUSEHOLD/PERSONAL CARE - 1.9%
    59,800        Estee Lauder Companies, Inc. (The), Class A           2,577,380
    43,000        Kimberly Clark Corporation+                           2,403,700
                                                                   --------------
                                                                        4,981,080
INDUSTRIAL CONGLOMERATES - 8.0%
   358,900        General Electric Company+                            17,496,375
    64,800        Tyco International Ltd.                               3,531,600
                                                                   --------------
                                                                       21,027,975
INTEGRATED OIL - 3.0%
    43,300        Chevron Corporation+                                  3,918,650
    45,000        Exxon Mobil Corporation+                              3,930,750
                                                                   --------------
                                                                        7,849,400
INVESTMENT BANKS/BROKERS - 1.5%
    18,000        Lehman Brothers Holdings, Inc.+                       1,399,500
    43,500        Merrill Lynch & Company+                              2,577,375
                                                                   --------------
                                                                        3,976,875
MAJOR BANKS - 1.1%
    61,100        Wells Fargo Company+                                  2,836,873
MAJOR TELECOMMUNICATIONS - 2.5%
    99,000        SBC Communications, Inc.+                             3,965,940
    50,900        Verizon Communications+                               2,723,150
                                                                   --------------
                                                                        6,689,090
MANAGED HEALTH CARE - 1.4%
   148,900        First Health Group Corporation+                       3,638,372
MEDIA CONGLOMERATES - 4.5%
   163,800        AOL Time Warner, Inc.+                                8,681,400
    61,900        Viacom, Inc., Class B+                                3,203,325
                                                                   --------------
                                                                       11,884,725
MEDICAL SPECIALTIES - 1.1%
    61,700        Medtronics, Inc.+                                     2,838,817
MULTI-LINE INSURANCE - 2.7%
    81,750        American International Group, Inc.+                   7,030,500

   The accompanying notes are an integral part of these financial statements.


SHARES                                                              VALUE (NOTE 1)
COMMON STOCKS - CONTINUED
OIL & GAS PIPELINES - 1.6%
    85,300        Enron Corporation                                $    4,179,700
OIL & GAS PRODUCTION - 0.5%
    23,910        Anadarko Petroleum Corporation+                       1,291,857
OILFIELD SERVICES/EQUIPMENT - 0.9%
    44,000        Schlumberger Ltd.+                                    2,316,600
OTHER CONSUMER SERVICES - 1.2%
    46,500        eBay, Inc.+                                           3,179,438
PACKAGE SOFTWARE - 8.1%
   177,800        Microsoft Corporation+@@                             12,750,927
   249,600        Oracle Corporation+                                   4,788,576
    75,600        PeopleSoft, Inc.+                                     3,711,960
                                                                   --------------
                                                                       21,251,463
PHARMACEUTICALS: MAJOR - 11.4%
    77,000        Abbott Laboratories+                                  3,696,770
    75,700        Bristol-Myers Squibb Company+                         3,959,110
    41,100        Eli Lilly and Company+                                3,041,400
   103,000        Johnson & Johnson+                                    5,150,000
    62,600        Merck & Company, Inc.+                                4,000,766
   217,600        Pfizer, Inc.+                                         8,714,880
    27,000        Pharmacia Corporation+                                1,240,650
                                                                   --------------
                                                                       29,803,576
SAVINGS BANKS - 1.3%
    54,300        Golden West Financial Corporation+                    3,488,232
SEMICONDUCTORS - 5.7%
    64,000        Altera Corporation+                                   1,870,080
   232,900        Intel Corporation+                                    6,841,437
    71,100        Micron Technology, Inc.+                              2,922,210
   101,700        Texas Instruments, Inc.+                              3,203,550
                                                                   --------------
                                                                       14,837,277
SPECIALTY TELECOMMUNICATIONS - 0.9%
    75,400        Qwest Communications International, Inc.+             2,402,998
TELECOMMUNICATIONS EQUIPMENT - 1.4%
    35,700        Comverse Technology, Inc.+                            2,047,931
    28,000        Qualcomm, Inc.+                                       1,624,420
                                                                   --------------
                                                                        3,672,351
WIRELESS TELECOMMUNICATIONS - 0.9%
   100,300        Sprint Corporation (PCS Group)+                       2,422,245
TOTAL COMMON STOCKS
(Cost $277,000,055)                                                   259,175,141
                                                                   --------------
MONEY MARKET FUND - 0.0%@
       288        J.P. Morgan Vista Federal Money Market Fund
                  (Cost $288)                                                 288
                                                                   --------------
TOTAL SECURITIES
(Cost $277,000,343)                                                   259,175,429
                                                                   --------------

PRINCIPAL AMOUNT                                                    VALUE (NOTE 1)

REPURCHASE AGREEMENT - 1.6%
$   4,185,000     Agreement with Countrywide, Tri-Party, 4.15%
                  dated 6/29/01, to be repurchased at $4,186,447
                  on 7/02/01, collateralized by $4,268,700
                  market value of U.S. government and
                  mortgage-backed securities, having various
                  maturities and interest rates
                  (Cost 4,185,000)                                 $    4,185,000
                                                                   --------------
TOTAL INVESTMENTS - 100.3%
(Cost $281,185,343*)                                                  263,360,429

OTHER ASSETS AND LIABILITIES - (0.3)%
(Net)                                                                    (735,812)
                                                                   --------------
NET ASSETS - 100.0%                                                $  262,624,617
                                                                   ==============

*  Aggregate cost for federal tax purposes is $284,593,143.
   Please refer to page 92 for Endnotes and Abbreviations.


   The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                              MID CAP 20 PORTFOLIO
                              Portfolio Highlights

INVESTMENT REVIEW

Q: HOW DID THE PORTFOLIO PERFORM SINCE ITS INCEPTION ON OCTOBER 31, 2000?

A: From October 31, 2000, through June 30, 2001, the Portfolio returned -18.73%, lagging its benchmark, the Standard & Poor's Mid Cap 400 Index, which returned 0.49% during the same period.


Q: WHAT FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE DURING THE PERIOD?

A: Because the Portfolio has been operating for only a brief period, it's difficult to draw any considerable conclusions. Variations in performance between the Portfolio and its benchmark may seem more dramatic when examined over only a few months and within a concentrated portfolio. That said, the main factors behind the Portfolio's underperformance were matters of style and unfortunate timing in the fourth quarter of 2000. We invest in stocks based on a growth approach. During the short time since the Portfolio was launched, value stocks have outperformed their growth counterparts. Within an uncertain economic environment, investors overall have gravitated toward stocks offering value. The Portfolio's performance was also hurt by its investments in the technology sector, which suffered a steep drop during the fourth quarter of 2000, just when the Portfolio was commencing operations. It was difficult to make up this performance deficit during the remaining months of the period.


Q: WHICH STOCKS DISAPPOINTED? WERE ANY STOCKS HELPFUL?

A: Fiber-optic communications stocks were particularly troublesome during the fourth quarter of 2000. In addition, two software stocks--Internet software and service company ART Technology Group and applications software firm Peregrine Systems--suffered from dwindling earnings. Both have since been sold from the Portfolio.

The Portfolio's healthcare investments provided positive contributions to performance. For example, King Pharmaceuticals is a specialty drug company that benefited from the outstanding sales of its cardiovascular drug, Altace. The drug's growing market penetration has helped propel King's excellent earnings growth. The company has also made some acquisitions recently that should help broaden its product offerings, meaning that future revenues shouldn't be as dependent on the success of Altace. Gilead Sciences also proved a solid investment, as it announced encouraging results from two drugs it is developing for the HIV virus and Hepatitis B. We have since sold Gilead because it reached our price target.


Q: HOW DO YOU CHOOSE INVESTMENTS FOR THE PORTFOLIO?

A: The two parameters that receive our primary focus are earnings growth and valuation. Our investment process is bottom-up, stock- and company-specific and entails a search for firms that can sustain attractive earnings growth over a several-year period. We don't pursue a top-down approach based on any perception of a sector's prospects, nor do we try to time the market by depending on a macroeconomic outlook. We remain disciplined with regard to a stock's valuation, aiming to


----------------------------------------------
             PORTFOLIO MANAGEMENT
----------------------------------------------
Jerome C. Philpott, CFA      Portfolio Manager
Charles Reed, CFA            Portfolio Manager


----------------------------------------------
            PORTFOLIO PERFORMANCE
----------------------------------------------
            Total returns for the
             period ended 6/30/01
----------------------------------------------

----------------------------------------------
       MONTGOMERY MID CAP 20 PORTFOLIO

Since inception (10/31/00)            (18.73)%
----------------------------------------------

----------------------------------------------
        S&P MID CAP 400 INDEX
----------------------------------------------
Since 10/31/00                           0.49%
----------------------------------------------

You cannot invest directly in an index.
Past performance is no guarantee of future results.
Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower.

GROWTH OF A $10,000 INVESTMENT

[CHART]

                 MONTGOMERY MID                                  LIPPER MID CAP
                CAP 20 PORTFOLIO     S&P MID CAP 400 INDEX(1)    FUNDS AVERAGE(2)
Jan ' 01              $9,066                 $10,174                 $10,111
Feb                   $8,244                  $8,583                  $9,271
March                 $7,923                  $8,880                  $8,640
April                 $8,615                  $9,860                  $9,478
May                   $8,675                 $10,089                  $9,508
June                  $8,715                 $10,048                  $9,505

(1) The S&P Mid Cap 400 Index is composed of 400 common stocks that measure the performance of the midrange sector of the U.S. stock market.

(2) The Lipper Mid Cap Funds Average universe consists of 1,714 funds.

invest in companies whose share price relative to earnings growth is below the value we put on the companies' underlying growth rates. We believe that the experience our investment management team has with investing in small-cap stocks enables us to recognize successful emerging mid-cap companies. In addition, we believe that although mid-cap companies are generally more seasoned relative to small-caps, they can usually stay more nimble and responsive to changing market conditions than larger-capitalization companies. In general, we look for companies that have strong management teams, an ability to finance their growth prospects, and products or services that face limited competition.


Q: WHAT'S YOUR CURRENT OUTLOOK REGARDING TECHNOLOGY?

A: It's crucial to reiterate that our approach is based on individual company research, not on more-broad views regarding sectors or the economy. Based on our criteria, we have not found many compelling opportunities in the technology sector. Companies in that sector are having a difficult time offering the kind of positive fundamental outlook that usually attracts us, so we've gravitated toward other opportunities elsewhere.


Q: WHAT IS YOUR OVERALL OUTLOOK REGARDING THE MARKET AND THE ECONOMY?

A: We characterize our sentiment as optimism tempered with caution. It's evident that the current economy remains stalled, yet several factors bode well for the future of the economy. The Federal Reserve Board continues to act aggressively, lowering short-term interest rates to spark and rekindle U.S. economic growth. The tax rebate recently enacted by Congress should also help by pumping more money back into the economy and the markets through consumer spending and increased investing. These rate cuts and tax cuts should be a positive influence on the kind of growth companies that reflect our investment style. Until we see more-enduring signs of an economic recovery, however, we'll maintain a defensive stance. Our choice of mid-cap stocks for the Portfolio will focus on companies that demonstrate an ability to reach their earnings growth targets regardless of the strength of the economy. Even within a slow-growth environment, smaller, more agile companies can post gains. That's what makes this particular mid-cap segment of the market so intriguing. Our goal is to find individual stocks selling at appealing valuations and offering strong yet realistic growth objectives.

------------------------------------------------
                 TOP TEN HOLDINGS
------------------------------------------------
    (as a percentage of total net assets)
Charter Communications, Inc.,
Class A                                     4.5%
Advent Software, Inc.                       4.0%
Embraer-Empresa Bras de
Aeronautica S.A., Sponsored ADR             3.7%
SunGuard Data Systems, Inc.                 2.9%
King Pharmaceuticals, Inc.                  2.8%
Capital One Financial
Corporation                                 2.6%
XL Capital Ltd., Class A                    2.6%
Metris Companies, Inc.                      2.6%
Jack Henry & Associates, Inc.               2.5%
AmeriCredit Corporation                     2.5%

------------------------------------------------
              TOP FIVE INDUSTRIES
------------------------------------------------
     (as a percentage of total net assets)
Finance/Rental/Leasing                      9.0%
Financial Publishing/Services               8.4%
Cable/Satellite Television                  7.8%
Aerospace/Defense                           5.1%
Specialty Insurance                         4.6%


Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Because the Mid Cap 20 Portfolio concentrates its assets in relatively few holdings (generally 20 to 30), shareholders may be exposed to greater risks than with more-diversified funds.

                              THE MONTGOMERY FUNDS
                              MID CAP 20 PORTFOLIO
                                  Investments


PORTFOLIO INVESTMENTS

June 30, 2001 (Audited)

SHARES                                                             VALUE (NOTE 1)
COMMON STOCKS - 71.2%
AEROSPACE/DEFENSE - 5.1%
    2,400   Embraer-Empresa Bras de Aeronautica S.A.,
            Sponsored ADR                                          $      93,720
      440   L-3 Communications Holdings, Inc.+                            33,572
                                                                       ---------
                                                                         127,292
AUTO PARTS: O.E.M. - 2.0%
    1,400   Lear Corporation+                                             48,860

BEVERAGES: ALCOHOLIC - 1.6%
    1,000   Constellation Brands, Inc., Class A+                          41,000

BIOTECHNOLOGY - 1.7%
      700   Enzon, Inc.                                                   43,474

CABLE/SATELLITE TELEVISION - 7.8%
    4,800   Charter Communications, Inc., Class A+                       112,776
    1,000   EchoStar Communications Corporation, Class A+                 32,450
    2,400   General Motors Corporation, Class H                           48,600
                                                                       ---------
                                                                         193,826

CONTRACT DRILLING - 1.8%
    2,400   Pride International, Inc.+                                    45,600

DATA PROCESSING SERVICES - 4.6%
      900   BISYS Group, Inc. (The)+                                      51,795
    2,000   Jack Henry & Associates, Inc.                                 62,390
                                                                       ---------
                                                                         114,185

ELECTRONIC PRODUCTION EQUIPMENT - 4.4%
      900   KLA-Tencor Corporation+                                       52,483
    1,000   Novellus Systems, Inc.+                                       56,795
                                                                       ---------
                                                                         109,278

FINANCE/RENTAL/LEASING - 9.0%
    1,200   AmeriCredit Corporation+                                      62,340
    1,100   Capital One Financial Corporation                             66,000
    1,000   Hanover Compressor Company+                                   33,090
    1,900   Metris Companies, Inc.                                        64,049
                                                                       ---------
                                                                         225,479

FINANCIAL PUBLISHING/SERVICES - 8.4%
    1,600   Advent Software, Inc.                                        100,080
      800   SEI Investments Company                                       38,060
    2,380   SunGuard Data Systems, Inc.+                                  71,424
                                                                       ---------
                                                                         209,564

GAS DISTRIBUTORS - 3.1%
    1,400   Equitable Resources, Inc.                                     46,634
    1,000   MDU Resources Group, Inc.                                     31,640
                                                                       ---------
                                                                          78,274

INVESTMENT MANAGERS - 2.4%
    1,900   Waddell & Reed Financial, Inc., Class A+                      60,325

OIL & GAS PRODUCTION - 2.1%
    3,000   Ocean Energy, Inc.+                                    $      52,350

PACKAGE SOFTWARE - 1.9%
      700   Macrovision Corporation+                                      47,551

PHARMACEUTICALS: OTHER - 2.8%
    1,300   King Pharmaceuticals, Inc.+                                   69,875

RESTAURANTS - 2.5%
    2,400   Brinker International, Inc.+                                  62,040

SERVICES TO THE HEALTH INDUSTRY - 1.7%
    1,700   Quintiles Transnational Corporation+                          43,112

SPECIALTY INSURANCE - 4.6%
    1,200   Radian Group, Inc.                                            48,540
      800   XL Capital Ltd., Class A                                      65,680
                                                                       ---------
                                                                         114,220

SPECIALTY STORES - 3.7%
    1,300   Bed Bath & Beyond, Inc.+@@                                     39,319
    1,400   Williams Sonoma, Inc.+                                        54,348
                                                                       ---------
                                                                          93,667

TOTAL COMMON STOCKS
(Cost $1,595,787)                                                      1,779,972
                                                                       ---------

MONEY MARKET FUND - 0.0%@
      907   J.P. Morgan Vista Federal Money Market Fund
            (Cost $907)                                                      907
                                                                       ---------

TOTAL SECURITIES
(Cost $1,596,694)                                                      1,780,879
                                                                       ---------

The accompanying notes are an integral part of these financial statements.

PRINCIPAL AMOUNT                                                   VALUE (NOTE 1)
REPURCHASE AGREEMENTS - 30.1%
 $376,000   Agreement with Countrywide, Tri-Party, 4.15% dated
            6/29/01, to be repurchased at $376,130 on 7/02/01,
            collateralized by $383,520 market value of U.S.
            government and mortgage-backed securities, having
            various maturities and interest rates                  $     376,000
  376,000   Agreement with Greenwich Capital Markets,
            Tri-Party, 4.15% dated 6/29/01, to be repurchased
            at $376,130 on 7/02/01, collateralized by $383,521
            market value of U.S. government and
            mortgage-backed securities, having various
            maturities and interest rates                                376,000
                                                                       ---------
TOTAL REPURCHASE AGREEMENTS
(Cost $752,000)                                                        752,000
                                                                       ---------
TOTAL INVESTMENTS - 101.3%
(Cost $2,348,694*)                                                     2,532,879
OTHER ASSETS AND LIABILITIES - (1.3)%
(Net)                                                                   (31,398)
                                                                       ---------
NET ASSETS - 100.0%                                                $   2,501,481
                                                                       =========

* Aggregate cost for federal tax purposes is $2,348,694.
 Please refer to page 92 for Endnotes and Abbreviations.




The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                                  U.S. EMERGING
                                   GROWTH FUND
                              Portfolio Highlights


INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED JUNE 30, 2001?

A: During a difficult period for growth stocks, the Fund underperformed its benchmark, returning -11.76%, compared with 0.66% for the Russell 2000 Index.


Q: WHAT FACTORS INFLUENCED THE FUND'S RETURNS DURING THE PERIOD?

A: Clearly, it was a difficult period for stocks in general and for growth stocks in particular. Amid a climate of uncertainty, investors flocked to value stocks or to stocks of companies offering steady earnings growth. Shares in the telecommunications sector were particularly hard hit by an abrupt change in the fundamental outlook for the sector brought on by the sudden slowdown in U.S. economic growth starting in the second half of 2000. Associated technology investments also slogged downward due to poor visibility regarding future earnings. The Fund benefited from maintaining an underweight position relative to the index in technology stocks.


Q: SINCE TAKING OVER MANAGEMENT, HAVE YOU MADE ANY SIGNIFICANT CHANGES TO THE FUND?

A: Our strategy remained essentially the same throughout the period. We continued to look for companies offering attractive earnings growth selling at valuations that are at a discount to their projected growth rates over the next several years. Since the management change at the beginning of June, two subtle shifts occurred: Although the portfolio remains well diversified across many sectors and industries' it has become slightly more so, and the average expected earnings growth weight is somewhat higher. Nonetheless, the management changeover proved relatively seamless.


Q: WHICH STOCKS DISAPPOINTED? DID ANY CONTRIBUTE TO PERFORMANCE?

A: Our investments in advertising agency Catalina Marketing, networking infrastructure provider Juniper Networks, applications software firm Micromuse and scientific staff outsourcer. On Assignment, all suffered losses when they reported disappointing earnings. All four were sold in June following their respective announcements of earnings shortfalls.

The stocks we selected in the finance sector offered positive performance, including life insurance company StanCorp Financial Group and regional bank Commerce Bancorp. Energy stocks that fared well included UTI Energy and Stone Energy Corporation, an oil and natural-gas exploration and production provider. We also saw sound performance from Oxford Health Plans and First Health Group. First Health's stock thrived as the company signed some significant new contracts, boosting its earnings.

Q: THE FUND CURRENTLY HOLDS JUST UNDER 10% OF ITS ASSETS IN TECH STOCKS. HOW DOES THAT ALLOCATION COMPARE TO ITS NORMAL CONCENTRATION IN TECHNOLOGY?

A: There is no normal allocation to technology in the Fund. We do not choose investments for the Fund based on target allocations or as a result of a top-down view

-------------------------------------------------------
                 PORTFOLIO MANAGEMENT
-------------------------------------------------------
Stuart Roberts                 Senior Portfolio Manager
Jerome C. Philpott, CFA               Portfolio Manager



-------------------------------------------------------
                   FUND PERFORMANCE
-------------------------------------------------------
             Average annual total returns
             for the period ended 6/30/01

-------------------------------------------------------

         MONTGOMERY U.S. EMERGING GROWTH FUND

Since inception (12/30/94)                       15.33%
One year                                        (11.76)%
Five years                                       11.00%

-------------------------------------------------------

                  RUSSELL 2000 INDEX

Since 12/30/94                                   13.24%
One year                                          0.66%
Five years                                        9.62%

-------------------------------------------------------

You cannot invest directly in an index.
Past performance is no guarantee of future results.
Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower.


GROWTH OF $10,000 INVESTMENT

[CHART]

                      MONTGOMERY U.S.                                      LIPPER SMALL CAP
                    EMERGING GROWTH FUND      RUSSELL 2000 INDEX(1)        FUNDS AVERAGE(2)
Jan '01                    $28,396                  $22,076                    $29,640
Feb                        $24,954                  $20,627                    $27,177
March                      $22,377                  $19,618                    $25,326
April                      $24,849                  $21,153                    $27,783
May                        $25,368                  $21,673                    $27,872
June                       $25,282                  $22,440                    $27,863

(1) The Russell 2000 Index is a capitalization-weighted total return index that includes the smallest 2,000 companies within the Russell 3000 Index.

(2) The Lipper Small Cap Funds Average universe consists of 253 funds.

regarding sectors, economic growth, or monetary or fiscal policy. We are bottom-up stock pickers, selecting stocks for the Fund based on the strength of a company's fundamental business prospects. We look for firms offering an attractive earnings growth rate. Currently, the Fund's allocation of technology stocks is smaller than the percentage found in the Russell 2000 Index or the Russell 2000 Growth Index. Our underweight position in technology resulted from our belief that many companies in that sector do not have fundamentals strong enough to outweigh opportunities elsewhere. Our stock-selecting style is driven by an understanding of a company's individual business. We try to identify companies offering sustainable growth rates over the coming years, selling at valuations that we discern are at a discount to the companies' intrinsic growth rates.


Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: We're optimistic that the market will improve, but remain cautious in the near term. No evidence has yet emerged indicating that the economy has rebounded. Nevertheless, the environment offers some reasons for hope that it will recover a more healthy tone. The Federal Reserve Board remains committed to lowering short-term interest rates to add vitality to the economy. We intend to retain a defensive position until we see evidence of an upward trend in U.S. economic growth. Within this climate qualities we'll look for include a company's ability to meet its earnings growth expectations during an uncertain period.

---------------------------------------------------
                 TOP TEN HOLDINGS
---------------------------------------------------
      (as a percentage of total net assets)
Westwood One, Inc.                            5.1%
First Health Group Corporation                3.8%
Markel Corporation                            3.8%
IndyMac Bancorp, Inc.                         3.5%
Cerus Corporation                             3.4%
Williams Sonoma, Inc.                         3.3%
AmeriCredit Corporation                       2.7%
StanCorp Financial Group, Inc.                2.7%
Constellation Brands, Inc., Class A           2.6%
PeopleSoft, Inc.                              2.6%

---------------------------------------------------
               TOP FIVE INDUSTRIES
---------------------------------------------------
      (as a percentage of total net assets)
Finance/Rental/Leasing                        6.8%
Managed Health Care                           6.1%
Broadcasting                                  5.9%
Specialty Insurance                           5.4%
Biotechnology                                 5.2%


Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in small-cap and mid-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations.

                              THE MONTGOMERY FUNDS
                                  U.S. EMERGING
                                   GROWTH FUND
                                  Investments


PORTFOLIO INVESTMENTS

June 30, 2001 (Audited)

SHARES                                                             VALUE (NOTE 1)
COMMON STOCKS - 92.5%
AEROSPACE/DEFENSE - 1.2%
         50,000   Embraer-Empresa Bras de Aeronautica
                  S.A., Sponsored ADR                              $   1,952,500

APPAREL/FOOTWEAR RETAIL - 4.0%
         88,700   Abercrombie & Fitch Company, Class A                 3,947,149
         88,500   bebe Stores, Inc.+                                   2,601,900
                                                                     -----------
                                                                       6,549,049

AUTO PARTS: O.E.M. - 0.8%
         36,400   Lear Corporation+                                    1,270,360

BEVERAGES: ALCOHOLIC - 2.6%
        103,800   Constellation Brands, Inc., Class A+                 4,255,800

BIOTECHNOLOGY - 5.2%
         25,000   Abgenix, Inc.+                                       1,115,000
         38,000   CV Therapeutics, Inc.+                               2,143,200
         12,000   Enzon, Inc.+                                           745,260
         17,600   ImClone Systems Incorporated+                          929,192
         17,700   Myriad Genetics, Inc.+                               1,122,357
         16,500   OSI Pharmaceuticals, Inc.+                             894,465
         52,000   Titan Pharmaceuticals, Inc.+                         1,560,520
                                                                     -----------
                                                                       8,509,994

BROADCASTING - 5.9%
         46,600   Cox Radio, Inc.+                                     1,297,810
        229,600   Westwood One, Inc.+                                  8,460,760
                                                                     -----------
                                                                       9,758,570

BUILDING PRODUCTS - 1.3%
        118,900   Dal-Tile International, Inc.+                        2,205,595

CABLE/SATELLITE TELEVISION - 0.8%
         55,800   Charter Communications, Inc., Class A+               1,311,021

CATALOG/SPECIALTY DISTRIBUTION - 0.6%
         51,600   Valuevision International, Inc.+                     1,013,940

CONTAINERS/PACKAGING - 1.0%
        118,400   Pactiv Corporation+                                  1,586,560

CONTRACT DRILLING - 2.1%
         77,000   Patterson-UTI Energy, Inc.+                          1,351,350
         51,700   Transocean Sedco Forex, Inc.                         2,132,625
                                                                     -----------
                                                                       3,483,975

DATA PROCESSING SERVICES - 2.3%
         66,700   BISYS Group, Inc. (The)+                             3,838,585

DRUG STORE CHAINS - 1.8%
         91,200   Duane Reade, Inc.+                                   2,964,000

ELECTRICAL PRODUCTS - 0.8%
         63,210   Catalytica Energy Systems, Inc.+                     1,389,988

ELECTRONIC EQUIPMENT/INSTRUMENTS - 3.5%
          7,000   Optimal Robotics Corporation+                          239,365
         66,700   PerkinElmer, Inc.                                $   1,836,251
        165,900   Thermo Electron Corporation+                         3,653,118
                                                                     -----------
                                                                       5,728,734

ELECTRONIC PRODUCTION EQUIPMENT - 0.7%
         46,000   Cymer, Inc.+                                         1,191,170

FINANCE/RENTAL/LEASING - 6.8%
         86,300   AmeriCredit Corporation                              4,483,285
        216,600   IndyMac Bancorp, Inc.+                               5,804,880
         26,900   Metris Companies, Inc.                                 906,799
                                                                     -----------
                                                                      11,194,964

FINANCIAL CONGLOMERATES - 2.7%
         92,925   StanCorp Financial Group, Inc.                       4,403,716

FINANCIAL PUBLISHING/SERVICES - 1.7%
         31,600   Advent Software, Inc.                                1,976,580
         22,000   FactSet Research Systems, Inc.                         785,400
                                                                     -----------
                                                                       2,761,980

FOOD RETAIL - 1.0%
         59,300   Whole Foods Market, Inc.+                            1,604,065

GAS DISTRIBUTORS - 0.5%
         23,800   MDU Resources Group, Inc.                              753,032

HOSPITAL/NURSING MANAGEMENT - 1.1%
         41,300   LifePoint Hospitals, Inc.+                           1,825,873

HOTELS/RESORTS/CRUISELINES - 0.6%
         16,500   Four Seasons Hotels, Inc.                              913,275

INTERNET SOFTWARE SERVICES - 0.3%
         14,800   Quest Software, Inc.+                                  558,700

INVESTMENT MANAGERS - 1.9%
         98,250   Waddell & Reed Financial, Inc., Class A+             3,119,437

MANAGED HEALTH CARE - 6.1%
        257,800   First Health Group Corporation+                      6,299,343
        132,000   Oxford Health Plans, Inc.+                           3,775,200
                                                                     -----------
                                                                      10,074,543

MEDICAL SPECIALTIES - 3.9%
         33,400   ABIOMED, Inc.+                                         781,560
         78,200   Cerus Corporation+                                   5,674,583
                                                                     -----------
                                                                       6,456,143

MEDICAL DISTRIBUTORS - 1.0%
         30,400   Amerisource Health Corporation, Class A+             1,681,120

METAL FABRICATIONS - 1.4%
         79,900   Grant Prideco, Inc.+                                 1,397,451
         21,500   Shaw Group, Inc. (The)+                                862,150
                                                                     -----------
                                                                       2,259,601

OIL & GAS PRODUCTION - 2.4%
        110,100   Newfield Exploration Company+                        3,529,806

The accompanying notes are an integral part of these financial statements.

SHARES                                                             VALUE (NOTE 1)
COMMON STOCKS - CONTNUED
OIL & GAS PRODUCTION - CONTINUED
         10,100   Stone Energy Corporation+                        $     447,430
                                                                     -----------
                                                                       3,977,236

OILFIELD SERVICES/EQUIPMENT - 1.4%
         85,200   National-Oilwell, Inc.+                              2,283,360

OTHER CONSUMER SERVICES - 1.8%
         62,000   Corinthian Colleges, Inc.+                           2,929,500

PACKAGE SOFTWARE - 4.6%
         86,400   PeopleSoft, Inc.+                                    4,242,240
         45,900   SmartForce PLC+                                      1,615,909
         50,600   Ulticom, Inc.+                                       1,704,967
                                                                     -----------
                                                                       7,563,116

PERSONNEL SERVICES - 1.3%
         80,700   Administaff, Inc.+                                   2,098,200
            100   On Assignment, Inc.+                                     1,797
                                                                     -----------
                                                                       2,099,997

PROPERTY/CASUALTY INSURANCE - 1.1%
         24,900   RenaissanceRe Holdings Ltd.                          1,845,090

REGIONAL BANKS - 2.1%
         50,500   Commerce Bancorp, Inc.+                              3,540,050

RESTAURANTS - 1.9%
         50,100   Brinker International, Inc.+                         1,295,085
         36,600   CEC Entertainment, Inc.+                             1,806,210
                                                                     -----------
                                                                       3,101,295

SERVICES TO THE HEALTH INDUSTRY - 0.9%
         56,400   Quintiles Transnational Corporation+                 1,430,304

SPECIALTY INSURANCE - 5.4%
         31,900   Markel Corporation+                                  6,268,350
         64,586   Radian Group, Inc.                                   2,612,504
                                                                     -----------
                                                                       8,880,854

SPECIALTY STORES - 3.3%
        137,900   Williams Sonoma, Inc.+                               5,353,278

TELECOMMUNICATIONS EQUIPMENT - 1.5%
         44,400   Comverse Technology, Inc.+                           2,547,006

TRUCKING - 1.2%
        104,400   Swift Transportation Company, Inc.                   1,991,952

TOTAL COMMON STOCKS
(Cost $107,191,134)                                                  152,159,328
                                                                     -----------

MONEY MARKET FUND - 0.0%@
            523   J.P. Morgan Vista Federal Money Market Fund
                  (Cost $523)                                                523
                                                                     -----------

TOTAL SECURITIES
(Cost $107,191,657)                                                  152,159,851
                                                                     -----------


PRINCIPAL AMOUNT                                                   VALUE (NOTE 1)
REPURCHASE AGREEMENT - 6.4%
$    10,545,000   Agreement with Countrywide, Tri-Party, 4.15%
                  dated 6/29/01, to be repurchased at
                  $10,548,647 on 7/02/01, collateralized by
                  $10,755,900 market value of U.S. government
                  and mortgage-backed securities, having
                  various maturities and interest rates (Cost
                  $10,545,000)                                     $  10,545,000
                                                                     -----------

TOTAL INVESTMENTS - 98.9%
(Cost $117,736,657*)                                                 162,704,851
OTHER ASSETS AND LIABILITIES - 1.1%
(Net)                                                                  1,791,785
                                                                     -----------
NET ASSETS - 100.0%                                                $ 164,496,636
                                                                     ===========

* Aggregate cost for federal tax purposes is $117,883,534.
 Please refer to page 92 for Endnotes and Abbreviations.


The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                                 SMALL CAP FUND
                              Portfolio Highlights

INVESTMENT REVIEW


Q: HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED JUNE 30, 2001?

A: The Fund returned -21.71%, underperforming its benchmark, the Russell 2000 Index, which returned 0.66% for the period. Relative to its secondary benchmark, the Russell 2000 Growth Index(3), which was down 23.35%, the Fund outperformed during the same period.


Q: WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

A: The numbers tell a tale of a difficult period for small-cap and growth stocks. Nearly every segment of the market ended the period in negative territory. During the last half of 2000, the Fund's weak performance was largely a result of the lower corporate earnings that became a reality toward the end of the year, as many companies preannounced that earnings fell short of analysts' estimates. Consequently, negative investor sentiment resulted in a severe compression in earnings multiples of small-cap stocks. Fears that the economy was slowing were confirmed by increasingly negative macroeconomic data--with investors concerned about whether the economy would experience a soft landing or a recession. In addition to these factors, the Fund felt the negative impact of poorly performing tech and telecom stocks. Our response to this situation was to hold on to these investments, then sell them into the rally that occurred during the first half of 2001, a repositioning that helped Fund performance during that time frame. Unfortunately, value stocks performed better than growth stocks over the course of the year, hurting the Fund's performance relative to the Russell 2000 Index, which incorporates value stocks as well as growth stocks.


Q: WHAT'S YOUR CURRENT POSITIONING IN THE TECHNOLOGY SECTOR?

A: Currently, the Fund holds about 10% of its assets in tech stocks, an underweight position relative to both its indices. It's important to note that the Fund's sector weightings are strictly a byproduct of our bottom-up stock selection process. We look for companies one at a time, targeting those that can produce earnings growth over several years. Recently, we have not found many companies in the tech sector with strong enough fundamentals to warrant our investment.


Q: WHICH STOCKS DISAPPOINTED?

A: The holdings that struggled most were telecommunications related, an area where earnings growth visibility was virtually non-existent. This industry suffered from a number of ailments, including reduced capital spending by service providers, limited access to capital and increased company bankruptcy rates. Among the stocks we held that struggled within this difficult environment were telecom equipment manufacturers Aeroflex and Ixia, contract manufacturers Plexus and ViaSystems, and communications-equipment provider Antec. All of these holdings were sold by June 30, 2001.


-------------------------------------------------------
                 PORTFOLIO MANAGEMENT
-------------------------------------------------------
Stuart Roberts                 Senior Portfolio Manager
Jerome C. Philpott, CFA               Portfolio Manager
Charles Reed, CFA                     Portfolio Manager


-------------------------------------------------------
                    FUND PERFORMANCE
-------------------------------------------------------
              Average annual total returns
              for the period ended 6/30/01
-------------------------------------------------------

            MONTGOMERY SMALL CAP FUND

Since inception (7/13/90)                        14.78%
One year                                        (21.71)%
Five years                                        5.79%
Ten years                                        13.77%

-------------------------------------------------------

                RUSSELL 2000 INDEX

Since 7/13/90                                    12.33%
One year                                          0.66%
Five years                                        9.62%
Ten years                                        13.50%

-------------------------------------------------------

You cannot invest directly in an index. Past performance is no guarantee of future results.
Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

GROWTH OF A $10,000 INVESTMENT

[CHART]

                       MONTGOMERY                                     LIPPER SMALL CAP
                     SMALL CAP FUND        RUSSELL 2000 INDEX          FUNDS AVERAGE
Jan 01                   $45,537                 $36,987                   $50,281
Feb                      $42,586                 $34,560                   $46,102
March                    $39,562                 $32,869                   $42,963
April                    $43,008                 $35,441                   $47,130
May                      $44,845                 $36,312                   $47,281
June                     $45,383                 $37,597                   $47,267

(1) The Russell 2000 Index is a capitalization-weighted total return index that includes the smallest 2,000 companies within the Russell 3000 Index.

(2) The Lipper Small Cap Funds Average universe consists of 253 funds.

(3) The Russell 2000 Growth Index is a capitalization-weighted total return index that includes the largest companies within the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

Q: DID ANY INVESTMENTS HELP THE FUND?

A: Our underweight position in technology during the first half of 2001 helped performance. Relative to the growth index, our investments in health care and financial services proved most productive. Longtime holding Constellation Brands, one of only two distributors of Corona Beer and other popularly priced wines and spirits, was a positive contributor to the Fund. Investors showered favor on the stock due to the company's ability to maintain sales amid an uncertain economic environment. Another long-term holding, AmeriCredit Corporation, continued to post record earnings. The company is the largest provider of used-car financing to customers with less than prime credit, and it benefited from the exit of some competitors. Strong management has helped AmeriCredit increase its asset quality and net interest margins.


Q: HOW WOULD YOU DESCRIBE YOUR INVESTMENT STRATEGY?

A: We look for opportunities one company at a time. We have continued to focus on selecting businesses that can achieve expected earnings growth. We maintain a valuation discipline, choosing to identify stocks with significant growth potential selling at what we consider to be reasonable valuations.


Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: We remain cautiously optimistic. Emerging economic data indicates that the economy continues to struggle, but there are factors in place that should help reinvigorate growth. The Federal Reserve Board continues to favor lowering rates to prop up the U.S. economy, and U.S. fiscal policy should help provide a stimulus in the form of the tax cut recently enacted by Congress. Until economic growth resumes a more vibrant pace, we intend to remain defensive with the Fund. We'll continue to identify companies offering growth targets that are realistic and attainable under the difficult conditions that currently characterize the economy and the market.

---------------------------------------------------
                 TOP TEN HOLDINGS
---------------------------------------------------
      (as a percentage of total net assets)
AmeriCredit Corporation                       4.8%
Constellation Brands, Inc., Class A           3.6%
Rent-A-Center, Inc.                           3.0%
Radian Group, Inc.                            2.8%
BISYS Group, Inc. (The)                       2.6%
Jack Henry & Associates, Inc.                 2.0%
Advent Software, Inc.                         1.9%
Oxford Health Plans, Inc.                     1.7%
Quintiles Transnational Corporation           1.6%
Annuity and Life Re (Holdings) Ltd.           1.6%

---------------------------------------------------
                TOP FIVE INDUSTRIES
---------------------------------------------------
      (as a percentage of total net assets)
Biotechnology                                10.2%
Finance/Rental/Leasing                        6.9%
Data Processing Services                      4.7%
Managed Health Care                           4.4%
Specialty Stores                              4.1%


Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations.

                              THE MONTGOMERY FUNDS
                                 SMALL CAP FUND
                                  Investments


PORTFOLIO INVESTMENTS

June 30, 2001 (Audited)

SHARES                                                             VALUE (NOTE 1)
COMMON STOCKS - 97.6%
ADVERTISING/MARKETING SERVICES - 1.0%
         34,200   Getty Images, Inc.+                              $     897,921

AEROSPACE/DEFENSE - 0.5%
          6,000   L-3 Communications Holdings, Inc.+                     457,800

AIRLINES - 1.4%
         23,600   Atlantic Coast Airlines Holdings, Inc.+                670,830
         19,200   Skywest, Inc.                                          554,976
                                                                      ----------
                                                                       1,225,806

APPAREL/FOOTWEAR RETAIL - 0.6%
          9,700   Abercrombie & Fitch Company, Class A                   431,650
          4,200   Hot Topic, Inc.+                                       130,263
                                                                      ----------
                                                                         561,913

AUTO PARTS: O.E.M. - 1.7%
         26,900   Gentex Corporation+                                    749,838
         21,600   Lear Corporation+                                      753,840
                                                                      ----------
                                                                       1,503,678

BEVERAGES: ALCOHOLIC - 3.6%
         76,400   Constellation Brands, Inc., Class A+                 3,132,400

BIOTECHNOLOGY - 10.2%
         19,500   Arena Pharmaceuticals, Inc.+                           579,735
         12,400   Aviron+                                                702,212
         44,200   Celgene Corporation+                                 1,277,380
         20,500   COR Therapeutics, Inc.+                                622,278
         20,000   CV Therapeutics, Inc.+                               1,128,000
         35,900   Dyax Corporationss.+@@                                 653,918
         14,800   Enzon, Inc.+                                           919,154
          4,400   InterMune, Inc.+                                       155,430
         42,800   Medicines Company (The)+                               876,758
          8,400   OSI Pharmaceuticals, Inc.+                             455,364
         18,200   Scios, Inc.+                                           432,250
         36,800   Titan Pharmaceuticals, Inc.+                         1,104,368
                                                                      ----------
                                                                       8,906,847

BROADCASTING - 3.6%
         41,100   Emmis Communications Corporation, Class A+           1,265,674
         34,100   Radio One, Inc.+                                       749,348
         31,700   Westwood One, Inc.+                                  1,168,145
                                                                      ----------
                                                                       3,183,167

CABLE/SATELLITE TELEVISION - 2.2%
         22,100   EchoStar Communications Corporation, Class A+          717,145
         47,300   Insight Communications+                              1,231,219
                                                                      ----------
                                                                       1,948,364

COMPUTER PERIPHERALS - 0.8%
         15,300   Mercury Computer Systems, Inc.+@@                      719,406

CONTRACT DRILLING - 1.7%
         37,400   Patterson-UTI Energy, Inc.+                      $     656,370
         44,700   Pride International, Inc.+                             849,300
                                                                      ----------
                                                                       1,505,670

DATA PROCESSING SERVICES - 4.7%
         40,100   BISYS Group, Inc. (The)+                             2,307,755
         56,400   Jack Henry & Associates, Inc.                        1,759,398
                                                                      ----------
                                                                       4,067,153

ELECTRICAL PRODUCTS - 0.5%
         19,500   Capstone Turbine Corporation+@@                        434,850

ELECTRONIC EQUIPMENT/INSTRUMENTS - 2.1%
         24,800   NYFIX, Inc.+                                           706,180
         32,000   Optimal Robotics Corporation+                        1,094,240
                                                                      ----------
                                                                       1,800,420

ELECTRONIC PRODUCTION EQUIPMENT - 1.7%
         10,200   Brooks Automation, Inc.+                               469,710
         21,000   LTX Corporation+                                       532,980
          9,800   Rudolph Technologies, Inc.+                            451,535
                                                                      ----------
                                                                       1,454,225

ELECTRONICS/APPLIANCE STORES - 0.6%
         13,800   Tweeter Home Entertainment Group, Inc.+                486,312

ELECTRONICS/APPLIANCES - 1.1%
         25,000   Harman International Industries, Inc.+                 952,250

FINANCE/RENTAL/LEASING - 6.9%
         80,200   AmeriCredit Corporation+                             4,166,390
          4,100   Hanover Compressor Company+                            135,669
         21,300   IndyMac Bancorp, Inc.+                                 570,840
         34,000   Metris Companies, Inc.                               1,146,140
                                                                      ----------
                                                                       6,019,039

FINANCIAL CONGLOMERATES - 0.9%
         11,600   Investors Financial Services Corporation+              808,694

FINANCIAL PUBLISHING/SERVICES - 3.0%
         27,100   Advent Software, Inc.+                               1,695,105
         26,600   FactSet Research Systems, Inc.                         949,620
                                                                      ----------
                                                                       2,644,725

GAS DISTRIBUTORS - 1.2%
          2,800   Energen Corporation+                                    77,280
         16,400   Equitable Resources, Inc.+                             546,284
         13,300   MDU Resources Group, Inc.                              420,812
                                                                      ----------
                                                                       1,044,376

HOSPITAL/NURSING MANAGEMENT - 2.0%
         21,500   LifePoint Hospitals, Inc.+                             950,515
         25,600   Triad Hospitals, Inc.+                                 754,432
                                                                      ----------
                                                                       1,704,947

INTERNET SOFTWARE SERVICES - 0.9%
         27,900   Agile Software Corporation+                            472,905

The accompanying notes are an integral part of these financial statements.

SHARES                                                             VALUE (NOTE 1)
COMMON STOCKS - CONTINUED
INTERNET SOFTWARE SERVICES - CONTINUED
          9,200   Quest Software, Inc.+                            $     347,300
                                                                      ----------
                                                                         820,205

INVESTMENT MANAGERS - 0.7%
         20,100   Waddell & Reed Financial, Inc., Class A+               638,175

LIFE/HEALTH INSURANCE - 2.1%
         41,000   Annuity and Life Re (Holdings) Ltd.+                 1,398,100
         24,100   Phoenix Companies, Inc.+                               448,260
                                                                      ----------
                                                                       1,846,360

MANAGED HEALTH CARE - 4.4%
         53,400   First Health Group Corporation+                      1,304,829
         56,600   Mid Atlantic Medical Services, Inc.+                 1,014,838
         51,800   Oxford Health Plans, Inc.+                           1,481,480
                                                                      ----------
                                                                       3,801,147

MEDICAL SPECIALTIES - 2.9%
         51,400   ABIOMED, Inc.+                                       1,202,760
         11,600   Cerus Corporation+                                     841,754
         22,700   Cytyc Corporation+                                     522,554
                                                                      ----------
                                                                       2,567,068

MEDICAL DISTRIBUTORS - 1.8%
         16,300   Amerisource Health Corporation, Class A+               901,390
         17,800   PolyMedica Corporation+                                684,410
                                                                      ----------
                                                                       1,585,800

METAL FABRICATIONS - 0.4%
          9,700   Shaw Group, Inc. (The)+                                388,970

MISCELLANEOUS MANUFACTURING - 2.0%
         25,400   Mettler Toledo International, Inc.+                  1,098,550
         18,400   Varian, Inc.+                                          604,440
                                                                      ----------
                                                                       1,702,990

OIL & GAS PRODUCTION - 2.0%
         14,600   Patina Oil & Gas Corporation                           386,900
         16,900   Spinnaker Exploration Company+                         673,634
          3,200   Stone Energy Corporation+                              141,760
         36,300   XTO Energy, Inc.                                       520,905
                                                                      ----------
                                                                       1,723,199

OILFIELD SERVICES/EQUIPMENT - 3.6%
         51,200   Cal Dive International, Inc.+                        1,280,000
         37,400   Global Industries Ltd.+                                494,989
         14,700   Hydril Company+                                        332,734
         12,900   Seacor Smit, Inc.+                                     602,946
         14,300   Veritas DGC, Inc.+                                     396,825
                                                                      ----------
                                                                       3,107,494

OTHER CONSUMER SERVICES - 1.1%
         32,200   Bally Total Fitness Holding Corporation                953,442

PACKAGE SOFTWARE - 2.8%
         25,400   HNC Software, Inc.+@@                                  519,049
         12,300   IONA Technologies PLC, ADR+                            473,550
          9,000   Macrovision Corporation+                               611,370
         23,400   SmartForce PLC+                                        823,797
                                                                      ----------
                                                                       2,427,766

PHARMACEUTICALS: GENERIC - 1.4%
         17,400   Barr Laboratories, Inc.+                         $   1,225,134

PHARMACEUTICALS: OTHER - 1.4%
         15,300   First Horizon Pharmaceutical Corporation+              493,731
         14,400   Medicis Pharmaceutical+                                763,200
                                                                      ----------
                                                                       1,256,931

PROPERTY/CASUALTY INSURANCE - 2.1%
         20,000   American Financial Group, Inc.+                        606,000
         10,800   Berkley Corporation                                    447,336
         30,600   HCC Insurance Holdings, Inc.                           749,700
                                                                      ----------
                                                                       1,803,036

REGIONAL BANKS - 0.4%
         10,000   Provident Financial Group, Inc.                        329,150

RESTAURANTS - 1.1%
         31,500   Sonic Corporation+                                     998,550

SAVINGS BANKS - 0.7%
         24,800   Commercial Federal Corporation                         572,880

SEMICONDUCTORS - 1.2%
         37,200   Cirrus Logic, Inc.+                                    856,902
         13,700   Multilink Technology Corporation+                      187,964
                                                                      ----------
                                                                       1,044,866

SERVICES TO THE HEALTH INDUSTRY - 1.6%
         55,400   Quintiles Transnational Corporation+                 1,404,944

SPECIALTY INSURANCE - 3.8%
          4,500   Markel Corporation+                                    884,250
         60,200   Radian Group, Inc.                                   2,435,090
                                                                      ----------
                                                                       3,319,340

SPECIALTY STORES - 4.1%
         50,300   Rent-A-Center, Inc.+                                 2,631,947
         23,300   Williams Sonoma, Inc.+                                 904,506
                                                                      ----------
                                                                       3,536,453

TELECOMMUNICATIONS EQUIPMENT - 1.1%
         13,000   Commscope, Inc.+                                       305,500
         28,900   Garmin Ltd.+                                           663,255
                                                                      ----------
                                                                         968,755

WIRELESS TELECOMMUNICATIONS - 2.0%
         17,700   Rural Cellular Corporation+                            776,676
         50,700   TeleCorp PCS, Inc.                                     947,330
                                                                      ----------
                                                                       1,724,006
                                                                      ----------

TOTAL COMMON STOCKS
(Cost $71,019,875)                                                    85,206,624
                                                                      ----------

MONEY MARKET FUND - 0.0%@
         45,867   J.P. Morgan Vista Federal Money Market Fund
                  (Cost $45,867)                                          45,867
                                                                      ----------

TOTAL SECURITIES
(Cost $71,065,742)                                                    85,252,491
                                                                      ----------


The accompanying notes are an integral part of these financial statements.

PRINCIPAL AMOUNT                                                  VALUE (NOTE 1)
REPURCHASE AGREEMENT - 1.9%
$     1,645,000    Agreement with Countrywide, Tri-Party, 4.15%
                   dated 6/29/01, to be repurchased at
                   $1,645,569 on 7/02/01, collateralized by
                   $1,677,900 market value of U.S. government
                   and mortgage-backed securities, having
                   various maturities and interest rates
                   (Cost $1,645,000)                              $    1,645,000
                                                                      ----------

TOTAL INVESTMENTS - 99.5%
(Cost $72,710,742*)                                                   86,897,491

OTHER ASSETS AND LIABILITIES - 0.5%
(Net)                                                                    408,552
                                                                      ----------

NET ASSETS - 100.0%                                               $   87,306,043
                                                                      ==========

* Aggregate cost for federal tax purposes is $73,362,157.
 Please refer to page 92 for Endnotes and Abbreviations.





The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                                  BALANCED FUND
                              Portfolio Highlights

INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED JUNE 30, 2001?

A: The Fund underperformed its custom benchmark, a blend of the S&P 500 Index (65%) and the Lehman Brothers Aggregate Bond Index (35%). During that period the Fund returned -7.85%, versus -6.06% for the blended benchmark.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE PERIOD?

A: Two factors supported the Fund's shadowing its benchmark. First, the portion allocated to the Montgomery Total Return Bond Fund contributed solid performance relative to the Lehman Brothers Aggregate Bond Index. Although bonds performed better than stocks throughout most of the period, we gradually increased the percentage of the Fund allocated to equities in the form of shares in the Montgomery Growth Fund. It constituted 65% of the Fund by the end of June 2001. Concurrently, allocation to the Total Return Bond Fund was reduced to 25%. This approach worked to our advantage in second quarter 2001, when the stock market rebounded somewhat, especially the technology sector, where the Growth Fund was overweighted relative to the S&P 500.

Q: WHAT HELPED THE TOTAL RETURN BOND FUND PERFORM WELL IN THIS ENVIRONMENT?

A: The Fund was well positioned with a defensive stance when bond investors turned their favor to higher-quality issues during the second half of 2000--this, in the face of significant difficulties encountered by corporate bonds due to deteriorating credit quality, fostered slower growth and de-clining corporate profits. Furthermore, we were able to take advantage of our investments in corporate bonds issued by energy firms, particularly those that were leveraged to the price of natural gas, which rose as a result of constrained supply.

Q: STRUGGLES IN THE EQUITY MARKETS PUSHED THE FUND'S PERFORMANCE INTO NEGATIVE TERRITORY. WHY?

A: A rapid slowdown in economic growth and a string of corporate earnings disappointments cast a cloud on the stock market during most of the period. The tech and telecom sectors suffered most of the damage, because of a sharp slowdown in spending on products and services and concerns about firms' access to capital. The equity portion of the Fund suffered from its overweight position in tech stocks over the course of the year, although the situation brightened in the second quarter of 2001. After sentiment regarding technology companies improved following the Fed rate hikes, investors waded back into the sector to purchase inexpensive shares.

Q: IN SPITE OF THE EQUITY DOWNDRAFT, WHICH STOCKS BOLSTERED PERFORMANCE FOR THE EQUITY PORTION OF THE FUND?

A: Its ability to take advantage of falling short-term interest rates led Golden West Financial to add to performance. In that type of environment, the company is able to borrow money at lower prevailing rates and then turn around and lend it at higher rates. In addition, the company benefited from increased refinancing

[SIDENOTE]

                 PORTFOLIO MANAGEMENT

              Fund-of-funds, including:
                Montgomery Growth Fund
          Montgomery Total Return Bond Fund



                 FUND PERFORMANCE

           Average annual total returns
           for the period ended 6/30/01

             MONTGOMERY BALANCED FUND

Since inception (3/31/94)             12.62%
One year                              (7.85)%
Five years                             6.62%


                  S&P 500 INDEX

Since 3/31/94                         17.08%
One year                             (14.83)%
Five years                            14.48%


                 LEHMAN BROTHERS
               AGGREGATE BOND INDEX

Since 3/31/94                          7.40%
One year                              11.23%
Five years                             7.48%

You cannot invest directly in an index.
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.
Fund performance is for Class R shares. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

[CHART]

GROWTH OF A $10,000 INVESTMENT

                                   LEHMAN BROTHERS            LIPPER FLEXIBLE PORTFOLIO   MONTGOMERY BALANCED
                 S&P 500 INDEX(1)  AGGREGATE BOND INDEX(2)    FUNDS AVERAGE(3)            FUND
Jan 01           $34,804                   $16,466            $20,166                     $25,590
Feb              $31,630                   $16,599            $19,133                     $23,827
March            $29,826                   $16,682            $18,328                     $22,881
April            $31,929                   $16,613            $19,160                     $24,016
May              $32,143                   $16,713            $19,246                     $24,016
June             $31,360                   $16,776            $18,942                     $23,622

(1) The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets.
(2) The Lehman Brothers Aggregate Bond Index comprises all bonds that are investment grade, are in excess of $25 million and have at least one year to maturity.
(3)  The Lipper Flexible Portfolio Funds Average universe consists of 83 funds.

                       Call toll-free 800.572.FUND[3863]
activity. First Health Group Corporation, which serves as a single source for large companies' group health programs, also performed well. In the current difficult economic environment, many firms looked to reduce their operating costs by outsourcing this aspect of benefits management, and First Health was there to provide crucial support.

Q: WHAT'S YOUR OUTLOOK FOR THE REMAINDER OF 2001?

A: We are optimistic that the economy will eventually recover. The question is when that rebound might occur. Two factors are working in favor of an improved economic climate going forward. First is the positive cumulative effect of the Federal Reserve Board's aggressive program of interest rate cuts. Typically, these kinds of actions take at least six months to exert their influence on the economy. It's too soon to notice any change, but we hope to see some evidence of more-vibrant economic growth as we approach 2002. The other factor that should help support an economic resurgence is the tax cut recently enacted by Congress.

In response to these expectations, we've looked to diversify the equity portion of the Fund across a number of sectors, with a particular focus on higher-quality firms that should be able to weather the current economic difficulties and emerge even stronger. The management of the Total Return Bond Fund has looked to increase its exposure to corporate bonds, because firms overall have worked hard to pay down debt, clean up their balance sheets, reduce capital spending and cut back on share repurchase programs. Among the sectors that have caught our eye are those that are cyclical in nature; they should fare well in concert with any sort of economic rebound.


PORTFOLIO INVESTMENTS
June 30, 2001 (Audited)

SHARES                                                               VALUE (NOTE 1)
INVESTMENT COMPANY SECURITIES -- 90.1%
BOND MUTUAL FUND - TAXABLE -- 24.6%
        919,187        Montgomery Total Return Bond Fund             $   10,892,367
EQUITY MUTUAL FUND -- 65.5%
        1,975,372      Montgomery Growth Fund                            28,958,947
                                                                     --------------
TOTAL INVESTMENT COMPANY SECURITIES
(Cost $48,560,270)                                                       39,851,314

PRINCIPAL AMOUNT
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 9.7%
$       4,200,000      Federal Home Loan Mortgage Corporation,
                       6.75%, 2/15/02 (Cost $4,207,866)                   4,273,500

TOTAL INVESTMENTS -- 99.8%
(Cost $52,768,136*)                                                 $    44,124,814

OTHER ASSETS AND LIABILITIES -- 0.2%
(Net)                                                                        78,239
                                                                      -------------

NET ASSETS -- 100.0%                                                $    44,203,053
                                                                      =============

*Aggregate cost for federal tax purposes is $57,067,500.
Please refer to page 92 for Endnotes and Abbreviations.

                         Visit montgomery.funds.com

The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                            INTERNATIONAL GROWTH FUND
                              Portfolio Highlights

INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE ONE-YEAR PERIOD ENDED JUNE 30, 2001?

A: Over the past 12 months, global stock markets have been fraught with uncertainty, as investors have struggled to digest a rapid deceleration in U.S. economic growth and its implications for global activity. During this turbulent 12-month period, the Fund declined 32.47%, while the benchmark Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index returned -23.32%.


Q: WHAT FACTORS INFLUENCED THE FUND AND THE MARKET DURING THE PERIOD?

A: The rapid deceleration in domestic growth and the possible implications for markets abroad piqued fears of a significant slowdown in corporate profit growth in the United States and abroad. Within this environment, guilt by association hurt even the highest-quality companies, as weaker competitors issued multiple profit warnings and dire forecasts for future growth. A poor first quarter of 2001 was followed by a relatively flat three-month period that masked significant volatility in many international markets. Sector rotation was evident, as many investors grew tired of the market's previously dominant technology sector, with companies like Alcatel, Cisco Systems and Nokia leading markets to new lows. With 2001 shaping up to be one of the worst years in recent memory for the semiconductor industry, and the high-profile failures of many dot-com and communications companies, more-conservative and stable companies began receiving attention. This was evident in the performance of health-care, consumer services and consumer durables stocks.


Q: WHAT CONTRIBUTED TO POOR PERFORMANCE, AND WHY?

A: Continuing a trend observed throughout the fiscal year, technology and communications companies were a significant drag on the Fund's performance. With high debt burdens, concerns over the deployment of third-generation wireless services, and the inability of many upstarts to attract additional funding, the outlook for telecom-services and telecom-equipment providers has deteriorated rapidly, with no clear bottom in sight. This has led us to reduce our telecom-equipment exposure by eliminating companies like Alcatel and Nortel, both of which have suffered severe price declines.

With technology companies representing a large portion of the Fund's holdings in the past, and the sector's stature as one of the global economy's primary growth drivers, we continue to closely watch the industry's fundamentals. Yet with investment spending at many companies clearly decelerating in the face of slowing global demand, visibility for both revenue and earnings growth remains severely constrained, which has added volatility to many of these stocks.


Q: WHAT WERE THE POSITIVE STOCK STORIES?

A: Companies in the consumer services and consumer durables sectors had a favorable impact on the Fund. Matalan, a U.K. retailer, and Fast Retailing, a Japanese concern, both have exceptional cost structures and focus on providing high-quality

[SIDENOTE]
                 PORTFOLIO MANAGEMENT

Oscar Castro, CFA  Senior Portfolio Manager


                        FUND PERFORMANCE

                  Average annual total returns
                  for the period ended 6/30/01


              MONTGOMERY INTERNATIONAL GROWTH FUND

Since inception (7/3/95)             6.11%
One year                           (32.47)%
Five years                           2.27%


                         MSCI EAFE INDEX

Since 7/3/95                         4.86%
One year                           (23.32)%
Five years                           3.19%


You cannot invest directly in an index.
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.
Performance figures reflect a partial waiver of fees without which the total return would have been lower. Fund performance presented is for Class R shares.


[CHART]

GROWTH OF A $10,000 INVESTMENT

       MONTGOMERY INTERNATIONAL GROWTH FUND    MSCI EAFE INDEX(1)    LIPPER INTERNATIONAL FUNDS AVERAGE(2)
Jan 01        $17,278                             $15,523                         $16,707
Feb           $15,259                             $14,361                         $15,436
March         $14,078                             $13,410                         $14,261
April         $15,339                             $14,350                         $15,207
May           $14,845                             $13,855                         $14,775
June          $14,272                             $13,294                         $14,262

(1) The Morgan Stanley Capital International EAFE Index is composed of 20 developed market countries in Europe, Australasia and the Far East.
(2)  The Lipper International Funds Average universe consists of 267 funds.

                       Call toll-free 800.572.FUND[3863]
goods at competitive prices. This has allowed them to grow profitably while increasing their customer bases. In the consumer durables sector, our holdings of automotive companies have also performed well. With robust demand for its high-end cars and expectations of improving profitability due to lower investment spending, we are very enthusiastic about Porsche.

Although tech stocks in general have been disappointing, we are encouraged by our holdings in software. We remain confident that innovative solutions in this sector will provide more opportunities, even if corporate investment in traditional technologies continues to stagnate. We are impressed with SAP, a business management software provider, due to its strategic importance and ability to cross-sell additional products to its strong client base.


Q: HOW IS THE FUND CURRENTLY POSITIONED, AND DO YOU SEE OPPORTUNITIES IN THE COMING YEAR?

A: Over the past year, we have witnessed significant changes in virtually every major economy, an influence that has doubtlessly contributed to the poor performance of many markets. In Japan, where the Fund is underweighted, economic stagnation has led to the emergence of a new prime minister with an agenda for reforming the country's woeful banking and corporate sectors. In Europe, where the Fund is overweighted, growth prospects have been somewhat compromised by the U.S. slowdown and the reluctance of the European Central Bank to stimulate the economy through lower interest rates due to rising inflation.

Currently, we are watching consumer activity very closely. Although retail sales have held up extremely well, if the current slump in business spending were to spread to consumers, our outlook would be altered significantly. Nevertheless, we believe that there are more opportunities to exploit if spending growth does indeed hold up. For example, we are enthusiastic about retailers such as Spain's Inditex, which takes an innovative approach to the apparel market. Inditex, best known for its Zara chain, has an unmatched flexible supply chain that provides continuous product delivery with minimum inventory risk, allowing more full-price selling and consistent margins. Additionally, the Fund is overweighted in technology, with the majority of our exposure to software and semiconductor companies.

Looking forward, we have structured the Fund with more emphasis on companies with visible earnings growth, in the belief that this advantage should be well rewarded in the current environment. Nevertheless, near-term doubts are bound to leave markets somewhat directionless until these favorable trends emerge with certainty.

[SIDENOTE]
                     TOP TEN HOLDINGS

           (as a percentage of total net assets)

Diageo PLC                                             3.4%
Nissan Motor Company Ltd.                              3.0%
Aventis S.A.                                           2.9%
Total Fina Elf S.A.                                    2.7%
Shire Pharmaceuticals Group PLC                        2.7%
Matalan PLC                                            2.6%
Nokia Oyj                                              2.5%
Muenchener Rueckversicherungs-Gesellschaft
AG                                                     2.5%
Fast Retailing Company Ltd.                            2.5%
SAP AG                                                 2.4%


                   TOP FIVE COUNTRIES

          (as a percentage of total net assets)

United Kingdom                                      26.0%
Japan                                               14.9%
France                                              10.9%
Germany                                             10.7%
Netherlands                                          5.8%



Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

                          Visit montgomery.funds.com

                              THE MONTGOMERY FUNDS
                           INTERNATIONAL GROWTH FUND
                                  INVESTMENTS

PORTFOLIO INVESTMENTS
June 30, 2001 (Audited)

SHARES                                                                     VALUE (NOTE 1)
COMMON STOCKS - 96.1%

AUSTRALIA - 1.7%
          115,100  Australia & New Zealand Banking Group Ltd.+
                   (Major Banks)                                  $               992,379

BELGIUM - 1.1%
           42,440  Dexia (Regional Banks)                                         668,972

CANADA - 1.2%
           15,300  Ballard Power Systems, Inc.+
                   (Electrical Products)                                          715,351

CHINA/HONG KONG - 2.0%
           64,000  China Mobile (Hong Kong) Ltd.+
                   (Wireless Telecommunications)                                  338,060
           26,000  HSBC Holdings PLC
                   (Financial Conglomerates)                                      307,508
           56,000  Hutchison Whampoa Ltd.+
                   (Industrial Conglomerates)                                     565,399
                                                                     ---------------------
                                                                                1,210,967
DENMARK - 3.6%
           20,620  Novo Nordisk A/S, Class B (Pharmaceuticals:
                   Major)                                                         912,639
           27,370  Vestas Wind Systems A/S
                   (Electrical Products)                                        1,276,789
                                                                     ---------------------
                                                                                2,189,428
FINLAND - 2.5%
           66,790  Nokia Oyj
                   (Telecommunications Equipment)                               1,513,605

FRANCE - 10.9%
           22,100  Aventis S.A. (Pharmaceuticals: Major)                        1,764,235
            3,050  Castorama Dubois S.A.+
                   (Home Improvement Chains)                                      655,564
            7,620  Groupe Danone (Foods: Major Diversified)                     1,045,660
           11,800  Total Fina Elf S.A.
                   (Oil Refining/Marketing)                                     1,652,229
           24,900  Vivendi Universal S.A.
                   (Media Conglomerates)                                        1,451,296
                                                                     ---------------------
                                                                                6,568,984
GERMANY - 8.5%
           27,700  Deutsche Telekom AG
                   (Major Telecommunications)                                     625,162
            5,360  Muenchener Rueckversicherungs-Gesellschaft AG
                   (Multi-Line Insurance)                                       1,504,184
           10,600  SAP AG (Package Software)                                    1,461,772
            7,600  Siemens AG
                   (Electronic Equipment/Instruments)                             460,015
           16,850  Software AG
                   (Information Technology Services)              $             1,084,092
                                                                     ---------------------
                                                                                5,135,225
ISRAEL - 1.0%
           11,450  Check Point Software Technologies Ltd.+
                   (Internet Software Services)                                   580,401

ITALY - 5.2%
          265,750  IntesaBCI SpA (Major Banks)                                    942,627
          113,100  Riunione Adriatica di Sicurta SpA
                   (Multi-Line Insurance)                                       1,388,300
          179,200  UniCredito Italiano SpA (Major Banks)                          772,162
                                                                     ---------------------
                                                                                3,103,089
JAPAN - 14.9%
            8,500  Fast Retailing Company Ltd. (Apparel/Footwear
                   Retail)                                                      1,478,616
               66  Mitsubishi Tokyo Financial Group, Inc.+
                   (Major Banks)                                                  550,242
               62  Mizuho Holdings, Inc.+ (Major Banks)                           288,268
           55,000  NEC Corporation+
                   (Electronic Equipment/Instruments)                             742,916
          265,000  Nissan Motor Company Ltd.
                   (Motor Vehicles)                                             1,829,051
               55  NTT DoCoMo, Inc.+
                   (Wireless Telecommunications)                                  956,752
           19,000  Pioneer Corporation+ (Electronics/Appliances)                  577,258
           10,700  Sony Corporation+ (Electronics/Appliances)                     703,355
           27,000  Takeda Chemical Industries Ltd.+
                   (Pharmaceuticals: Major)                                     1,255,361
           10,200  Tokyo Electron Ltd.+
                   (Electronic Production Equipment)                              617,339
                                                                     ---------------------
                                                                                8,999,158
KOREA - 1.4%
            5,820  Samsung Electronics Company Ltd. (Electronic
                   Equipment/Instruments)                                         859,239

NETHERLANDS - 5.8%
           37,400  ASML Holding N.V.+
                   (Electronic Production Equipment)                              830,841
           13,100  Fortis (NL) N.V. (Multi-Line Insurance)                        318,499
           15,800  Heineken N.V.+ (Beverages: Alcoholic)                          637,074
           14,544  ING Groep N.V.+ (Multi-Line Insurance)                         950,504
           22,300  VNU N.V.+
                   (Publishing: Books/Magazines)                                  755,123
                                                                     ---------------------
                                                                                3,492,041


The accompanying notes are an integral part of these financial statements.

SHARES                                                                      VALUE (NOTE 1)
COMMON STOCKS - CONTINUED
PORTUGAL - 0.8%
          133,100  Banco Comercial Portugues S.A.+
                   (Regional Banks)                               $               495,774

SPAIN - 5.5%
           84,100  Banco Bilbao Vizcaya Argentaria S.A.+
                   (Major Banks)                                                1,087,858
           45,200  Grupo Auxiliar Metalurgico S.A.+
                   (Aerospace/Defense)                                            960,428
           28,300  Industria de Diseno Textil S.A.
                   (Apparel/Footwear Retail)                                      451,596
           68,100  Telefonica S.A.+ (Major Telecommunications)                    839,385
                                                                     ---------------------
                                                                                3,339,267
SWEDEN - 1.4%
          152,800  Nordea AB (Regional Banks)                                     871,007

SWITZERLAND - 2.6%
           18,540  Adecco S.A. (Personnel Services)                               872,688
            3,170  Nestle S.A. (Foods: Major Diversified)                         673,755
                                                                     ---------------------
                                                                                1,546,443
UNITED KINGDOM - 26.0%
           16,400  Amdocs Ltd. (Data Processing Services)+                        883,140
          132,300  British Telecommunications PLC+
                   (Major Telecommunications)                                     832,376
          336,200  Centrica PLC+ (Gas Distributors)                             1,070,043
          189,200  Diageo PLC+ (Beverages: Alcoholic)                           2,076,980
          153,800  EMI Group PLC (Movies/Entertainment)                           866,928
          136,700  Energis PLC+
                   (Major Telecommunications)                                     368,184
          309,600  International Power PLC+
                   (Electric Utilities)                                         1,305,849
          178,600  Invensys PLC+ (Industrial Machinery)                           337,669
           46,400  Lloyds TSB Group PLC+
                   (Financial Conglomerates)                                      462,317
          222,400  Matalan PLC+ (Apparel/Footwear Retail)                       1,558,199
           78,431  Pearson PLC+
                   (Publishing: Books/Magazines)                                1,293,421
           48,900  Reckitt Benckiser PLC+ (Household/Personal
                   Care)                                                          705,186
           43,050  Royal Bank of Scotland Group PLC+
                   (Major Banks)                                                  960,337
           88,900  Shire Pharmaceuticals Group PLC+
                   (Pharmaceuticals: Other)                                     1,625,068
          580,900  Vodafone AirTouch PLC+
                   (Wireless Telecommunications)                                1,282,343
                                                                     ---------------------
                                                                               15,628,040
TOTAL COMMON STOCKS
(Cost $62,889,836)                                                             57,909,370
                                                                     ---------------------
PREFERRED STOCKS - 2.2%

GERMANY - 2.2%
        3,821      Porsche AG (Motor Vehicles)
                   (Cost $1,261,508)                              $             1,316,510
                                                                     ---------------------
MONEY MARKET FUND - 0.0%@
          971      J.P. Morgan Vista Federal Money Market Fund
                   (Cost $971)                                                        971
                                                                     ---------------------
TOTAL SECURITIES
(Cost $64,152,315)                                                             59,226,851
                                                                     ---------------------
PRINCIPAL AMOUNT
REPURCHASE AGREEMENT - 2.2%
$    1,311,000     Agreement with Countrywide, Tri-Party, 4.15%
                   dated 6/29/01, to be repurchased at $1,311,453
                   on 7/02/01, collateralized by $1,337,220
                   market value of U.S. government and
                   mortgage-backed securities, having various
                   maturities and interest rates
                   (Cost $1,311,000)                                            1,311,000
                                                                     ---------------------
TOTAL INVESTMENTS - 100.5%
(Cost $65,463,315*)                                                            60,537,851

OTHER ASSETS AND LIABILITIES - (0.5)%
(Net)                                                                            (305,383)
                                                                     ---------------------
NET ASSETS - 100.0%                                               $            60,232,468
                                                                     =====================

*Aggregate cost for federal tax purposes is $67,141,935.
Please refer to page 92 for Endnotes and Abbreviations.


The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                           INTERNATIONAL 20 PORTFOLIO
                              PORTFOLIO HIGHLIGHTS

INVESTMENT REVIEW


Q: HOW DID THE PORTFOLIO PERFORM DURING THE 12-MONTH PERIOD ENDED JUNE 30, 2001?

A: A rapid slowdown in global economic activity pushed equity indices dramatically lower over the past 12 months. Although monetary authorities in the United States helped set the stage for a recovery with aggressive moves to reduce interest rates since the beginning of this year, equities were punished as the slowdown hurt earnings growth across many industries and countries. The end result was a decline of 32.27% for the Portfolio, while the benchmark Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index fell 23.32%.


Q: WHAT FACTORS CONTRIBUTED MOST TO THE PORTFOLIO'S PERFORMANCE?

A: Disappointment with the poor performance of many technology companies led investors to seek refuge in consumer-related issues and defensive stocks, such as those in the health-care industry. After a rough second half of 2000, this rotation out of technology accelerated through this year's dismal first quarter, as most companies struggled to meet already reduced profit goals. Market observers believe that the worst may be behind us, and the markets were generally flat in the second quarter, although volatility remained significant.

Over the past six months, the markets battled pessimism regarding profit growth in virtually every segment of the economy. This has been partially offset by growing Federal Reserve-induced optimism in the form of dramatically lower interest rates. Still, with companies struggling to maintain fragile profit margins within a less robust economic environment, more-attractive financing terms have not been enough to boost the shares of companies--not even those with the brightest prospects. As a result, investors assumed that factors hurting performance of one company were also affecting its competitors. This left stocks in many industries performing largely in unison, regardless of company-specific fundamentals. This environment was very challenging for investing in high-quality companies within a concentrated portfolio.


Q: WHICH STOCKS IN PARTICULAR DISAPPOINTED?

A: Clearly, turmoil within the tech sector had a strongly negative impact on the Portfolio. Despite sound business prospects, Telefonica S.A. suffered in kind with other communications stocks and has also been hurt by deterioration in the Latin American macroeconomic picture, particularly that of Argentina. Although stocks in the telecom-equipment sector have been responsible for outsized gains in the past, we reduced our exposure after it became clear that industry fundamentals were not going to rebound sharply, which had often been the case. Consequently, Alcatel was eliminated from the Portfolio after suffering severe declines in its core businesses. Additionally, Nokia's reduced growth forecasts weighed heavily on the Portfolio, and we eliminated it based on our expectation that wireless handset and infrastructure sales will continue to decline into next year.

[SIDENOTE]
                 PORTFOLIO MANAGEMENT

Oscar Castro, CFA    Senior Portfolio Manager



                  PORTFOLIO PERFORMANCE

                  Total returns for the
                  period ended 6/30/01



          MONTGOMERY INTERNATIONAL 20 PORTFOLIO

Since inception (12/31/99)                       (22.84)%
One year                                         (32.27)%



                     MSCI EAFE INDEX

Since 12/31/99                                   (18.45)%
One year                                         (23.32)%


You cannot invest directly in an index.
Past performance is no guarantee of future results.
Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Per-formance figures reflect a partial waiver of fees without which the total return would have been lower.

[CHART]

        MONTGOMERY INTERNATIONAL 20 PORTFOLIO   MSCI EAFE INDEX(1)      LIPPER INTERNATIONAL FUNDS AVERAGE(2)
Jan 01          $8,019                               $8,600                              $8,436
Feb             $6,909                               $7,956                              $7,794
March           $6,370                               $7,429                              $7,201
April           $7,050                               $7,950                              $7,679
May             $6,910                               $7,676                              $7,461
June            $6,780                               $7,365                              $7,202

(1) The Morgan Stanley Capital International EAFE Index is composed of 20 developed market countries in Europe, Australasia and the Far East.

(2)  The Lipper International Funds Average universe consists of 1,714 funds.

                       Call toll-free 800.572.FUND[3863]

Q: DID ANY STOCKS MAKE A SIGNIFICANT CONTRIBUTION TO THE PORTFOLIO'S RETURNS?

A: Despite the Portfolio's underperformance, several stocks made significant contributions over the past two quarters. Novo Nordisk benefited from the market's recognition of the attractiveness of lesser-known companies in the health-care sector and continues to build on its strong global presence in diabetes care products. With renewed global focus on alternative energy sources, Ballard Power, a Canadian fuel cell company, also distinguished itself. We were pleased as well with U.K. beverage concern Diageo's renewed focus and progress in eliminating non-core businesses.

Although technology issues continue to dampen the overall market, we are confident that opportunities still exist, particularly in the software sector. Our belief is that, absent a broad economic decline, many of these companies have the ability to post solid revenue and earnings growth regardless of the performance of more-volatile technologies such as semiconductors. Germany's Software AG, a leading provider of mainframe database software, is a prime example of this belief and was one of the Portfolio's stronger performers during the past six months.


Q: HOW IS THE PORTFOLIO CURRENTLY POSITIONED, AND WHERE DO YOU SEE OPPORTUNITIES IN THE COMING YEAR?

A: Although Japan has taken positive steps by turning to new leadership to rescue its faltering economy, markets have reacted with little enthusiasm and will most likely remain on this path until tangible steps have been taken to implement structural reforms. For this reason we maintain our underweight position with a watchful eye on new developments on a stock-by-stock basis. The European Central Bank's ability to stimulate growth has been hamstrung by the divergent growth trajectories of its member countries. Although we remain overweighted, we are concerned about the recent slowdown in Germany and France, the euro-zone's two largest economies.

The pace of consumer spending has been much more robust than we would have predicted just six months ago. Despite the stock market's severe correction and a massive drop-off in business spending, retail activity has been resilient within both the United States and Europe. Although encouraged by this activity, we remain cautious regarding its sustainability. Within this uncertain investment climate, we remain focused on picking well-managed companies with dynamic fundamentals that can provide earnings visibility beyond their peers. Each holding must endure the conviction test and satisfy our exacting criteria. We are currently overweighted in both the consumer and technology sectors, with particular focus on innovative retailers such as Matalan and Fast Retailers and well-positioned software companies such as Software AG. Looking forward we believe that the Portfolio has the potential to benefit from improved investor sentiment once it becomes clear that earnings growth has bottomed out and fundamentals rebound from current levels.

[SIDENOTE]
                             TOP TEN HOLDINGS

                  (as a percentage of total net assets)

Fast Retailing Company Ltd.                                           6.5%
Diageo PLC                                                            5.7%
Matalan PLC                                                           5.5%
Nissan Motor Company Ltd.                                             5.1%
Software AG                                                           4.3%
SAP AG                                                                4.1%
Shire Pharmaceuticals Group PLC                                       4.1%
Centrica PLC                                                          3.3%
Vestas Wind Systems A/S                                               3.3%
Porsche AG                                                            3.2%


                               TOP FIVE COUNTRIES

                     (as a percentage of total net assets)

United Kingdom                                                             29.5%
Germany                                                                    13.7%
Japan                                                                      11.6%
France                                                                     10.9%
Italy                                                                       5.4%


Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

Because the Montgomery International 20 Portfolio concentrates its assets in relatively few holdings (generally 20 to 30), shareholders may be exposed to greater risks than with more-diversified funds.

                         Visit montgomery.funds.com

                              THE MONTGOMERY FUNDS
                           INTERNATIONAL 20 PORTFOLIO
                                  INVESTMENTS

PORTFOLIO INVESTMENTS
June 30, 2001 (Audited)


SHARES                                                                      VALUE (NOTE 1)
COMMON STOCKS - 94.7%

AUSTRALIA - 2.2%
           700    Australia & New Zealand Banking Group Ltd.+
                  (Major Banks)                                  $                  6,035

CANADA - 1.9%
           110    Ballard Power Systems, Inc.
                  (Electrical Products)                                             5,143

DENMARK - 5.3%
           120    Novo Nordisk A/S, Class B (Pharmaceuticals:
                  Major)                                                            5,311
           190    Vestas Wind Systems A/S
                  (Electrical Products)                                             8,863
                                                                    ----------------------
                                                                                   14,174
FRANCE - 10.9%
           100    Aventis S.A. (Pharmaceuticals: Major)                             7,983
            50    Groupe Danone (Foods: Major Diversified)                          6,861
            50    Total Fina Elf S.A. (Oil Refining/Marketing)                      7,001
           130    Vivendi Universal S.A.
                  (Media Conglomerates)                                             7,577
                                                                    ----------------------
                                                                                   29,422
GERMANY - 10.5%
            20    Muenchener Rueckversicherungs- Gesellschaft AG
                  (Multi-Line Insurance)                                            5,613
            80    SAP AG (Package Software)                                        11,032
           180    Software AG
                  (Information Technology Services)                                11,581
                                                                    ----------------------
                                                                                   28,226
ISRAEL - 2.3%
           120    Check Point Software Technologies Ltd.+
                  (Internet Software Services)                                      6,083

ITALY - 5.4%
         2,000    IntesaBCI SpA (Major Banks)                                       7,094
           600    Riunione Adriatica di Sicurta SpA
                  (Multi-Line Insurance)                                            7,365
                                                                    ----------------------
                                                                                   14,459
JAPAN - 11.6%
           100    Fast Retailing Company Ltd.+ (Apparel/Footwear
                  Retail)                                                          17,396
         2,000    Nissan Motor Company Ltd.
                  (Motor Vehicles)                                                 13,804
                                                                    ----------------------
                                                                                   31,200
KOREA - 2.9%
           100    Samsung Electronics Company, GDR (Electronic
                  Equipment/Instruments)                                            7,665

NETHERLANDS - 5.4%
           300    ASML Holding N.V.+
                  (Electronic Production Equipment)              $                  6,665
           230    VNU N.V.+ (Publishing: Books/Magazines)                           7,788
                                                                    ----------------------
                                                                                   14,453
SPAIN - 4.9%
           320    Grupo Auxiliar Metalurgico S.A.+
                  (Aerospace/Defense)                                               6,799
           400    Industria de Diseno Textil S.A.
                  (Apparel/Footwear Retail)                                         6,383
                                                                    ----------------------
                                                                                   13,182
SWITZERLAND - 1.9%
           110    Adecco S.A. (Personnel Services)                                  5,178

UNITED KINGDOM - 29.5%
           100    Amdocs Ltd.+ (Data Processing Services)                           5,385
         1,200    British Telecommunications PLC (Major
                  Telecommunications)                                               7,550
         2,800    Centrica PLC+ (Gas Distributors)                                  8,912
         1,400    Diageo PLC+ (Beverages: Alcoholic)                               15,369
         2,100    Matalan PLC+ (Apparel/Footwear Retail)                           14,713
           494    Pearson PLC+
                  (Publishing: Books/Magazines)                                     8,146
           370    Royal Bank of Scotland Group PLC+
                  (Major Banks)                                                     8,254
           600    Shire Pharmaceuticals Group PLC+
                  (Pharmaceuticals: Other)                                         10,968
                                                                    ----------------------
                                                                                   79,297
TOTAL COMMON STOCKS
(Cost $256,065)                                                                   254,517
                                                                    ----------------------
PREFERRED STOCK - 3.2%
GERMANY - 3.2%
          25      Porsche AG (Motor Vehicles)
                  (Cost $8,730)                                                     8,614
                                                                    ----------------------
MONEY MARKET FUND - 0.3%
         864      J.P. Morgan Vista Federal Money Market Fund
                  (Cost $864)                                                         864
                                                                    ----------------------
TOTAL SECURITIES
(Cost $265,659)                                                                   263,995
                                                                    ----------------------


The accompanying notes are an integral part of these financial statements.

 PRINCIPAL AMOUNT                                                           VALUE (NOTE 1)
REPURCHASE AGREEMENT - 15.6%
$      42,000     Agreement with Countrywide, Tri-Party, 4.15%
                  dated 6/29/01, to be repurchased at $42,044 on
                  7/02/01, collateralized by $42,840 market
                  value of U.S. government and mortgage-backed
                  securities, having various maturities and
                  interest rates
                  (Cost $42,000)                                 $                 42,000
                                                                    ----------------------
TOTAL INVESTMENTS - 113.8%
(Cost $307,659*)                                                                  305,995

OTHER ASSETS AND LIABILITIES - (13.8)%
(Net)                                                                             (37,183)
                                                                    ----------------------
NET ASSETS - 100.0%                                                $              268,812
                                                                    ======================

*Aggregate cost for federal tax purposes is $312,807.
Please refer to page 92 for Endnotes and Abbreviations.


The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                            GLOBAL OPPORTUNITIES FUND
                              PORTFOLIO HIGHLIGHTS

INVESTMENT REVIEW



Q: HOW DID THE FUND PERFORM DURING THE ONE-YEAR PERIOD ENDED JUNE 30, 2001?

A: The Fund underperformed its benchmark, the Morgan Stanley Capital Inter-national (MSCI) World Index, returning -37.25%, versus a return of -20.01% for the benchmark.


Q: WHAT MAIN FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A: Our overweight position in the communications and technology sectors, which performed poorly during the year, contributed to our relative underperformance, as did stock selection within those sectors. The Fund suffered from its exposure to telecom-equipment stocks like Nokia, Cisco and Nortel, as well as some "insurgent" telecom-services providers such as McLeodUSA. We have scaled back our weighting in both sectors, although we continue to hold a reduced position in McLeodUSA.

On a more positive note, the Fund saw strong appreciation in consumer and healthcare stocks. Two carmakers, Nissan and Porsche, contributed to returns, despite concerns over a possible slowdown in auto sales if consumer demand weakens. Some of our successful picks in health care included Johnson & Johnson in the United States and Novo Nordisk, a Danish maker of products for the treatment of diabetes.


Q: WHY WAS TECHNOLOGY SO DISAPPOINTING?

A: The tech sector, in which we remain overweighted, continued to suffer from the unwinding of the dot-com and wireless boom of 1999 and early 2000. Technology spending continues to decline from peak levels, with the telecom-equipment area particularly hard hit. Fundamentals continue to weaken in this area, driven by such factors as the collapse of funding for insurgent telecom providers, a maturation of wireless penetration in Europe and a push-out of the third-generation wireless rollout in Europe.


Q: HAVE YOU MADE ANY SIGNIFICANT CHANGES TO THE FUND RECENTLY?

A: We have recently been adding to our positions in "new power" stocks, such as microturbine manufacturer Capstone Turbine. Earlier this year we shifted our weighting in the tech sector toward software companies, which should offer more-predictable earnings, and semiconductor companies, which are typically the first to rebound from a market correction. Our weighting in the consumer sector has risen slightly, in part because of our accumulation on weakness of U.K. apparel retailer Matalan, which we believe offers strong growth prospects and an attractive pricing profile for its products.


Q: WHERE DO YOU SEE OPPORTUNITIES IN GLOBAL MARKETS IN THE SECOND HALF OF 2001 AND BEYOND?

A: We remain cautious on prospects for the U.S. economy, although there are encouraging signs that consumer spending may remain strong enough to avert a full-fledged recession. The current downturn has been driven largely by weakness in business spending, but other indicators, such as housing starts and retail sales, have remained

[SIDENOTE]
                 PORTFOLIO MANAGEMENT

Oscar Castro, CFA  Senior Portfolio Manager



                       FUND PERFORMANCE

                 Average annual total returns
                 for the period ended 6/30/01



             MONTGOMERY GLOBAL OPPORTUNITIES FUND

Since inception (9/30/93)                                9.08%
One year                                               (37.25)%
Five years                                               5.88%



                       MSCI WORLD INDEX

Since 9/30/93                                           10.10%
One year                                               (20.01)%
Five years                                               8.55%

You cannot invest directly in an index.
Past performance is no guarantee of future results.
Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower.

GROWTH OF A $10,000 INVESTMENT
[CHART]

       MONTGOMERY GLOBAL OPPORTUNITIES FUND    MSCI WORLD INDEX(1)     LIPPER GLOBAL FUNDS AVERAGE(2)
Jan 01              $25,124                        $23,975                      $23,443
Feb                 $21,322                        $21,951                      $21,502
March               $19,229                        $20,514                      $19,875
April               $21,046                        $22,035                      $21,337
May                 $20,629                        $21,761                      $21,100
June                $19,612                        $21,083                      $20,495

(1) The Morgan Stanley Capital International World Index measures the performance of selected stocks in 22 developed countries. The index is presented net of dividend withholding taxes.
(2)  The Lipper Global Funds Average universe consists of 85 funds.

                       Call toll-free 800.572.FUND[3863]
robust. Because a further slowdown in the United States will likely affect markets in Europe and Japan as well, we will watch consumer sentiment closely. We remain concerned about economic weakness in Japan, where the new government of Prime Minister Junichiro Koizumi has promised structural reforms but has yet to deliver tangible results.

In the medium to longer term, we see power generation as offering particularly attractive growth prospects, given the underinvestment in the power sector in the United States and elsewhere. We are broadly optimistic on the longer-term prospects for tech stocks as well, as the world semiconductor market appears to have hit bottom and is likely to stage a recovery toward year end. We remain cautious about the telecom-equipment segment of the tech sector, as we expect fundamentals to further deteriorate. Consequently, we continue to focus our technology exposure on software and semiconductors.

[SIDENOTE]
                 TOP TEN HOLDINGS

      (as a percentage of total net assets)

Diageo PLC                                    2.8%
Matalan PLC                                   2.6%
Aventis S.A.                                  2.4%
Nissan Motor Company Ltd.                     2.3%
Total Fina Elf S.A.                           2.2%
SAP AG                                        2.2%
AOL Time Warner, Inc.                         2.1%
Vesta Wind Systems A/S                        2.1%
Grupo Auxiliar Metalurgico S.A.               2.0%
Capstone Turbine Corporation                  1.9%


                 TOP FIVE COUNTRIES

        (as a percentage of total net assets)

United States                                   35.9%
United Kingdom                                  13.7%
Japan                                            8.8%
France                                           6.7%
Germany                                          6.6%



Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

                         Visit montgomery.funds.com

                              THE MONTGOMERY FUNDS
                           GLOBAL OPPORTUNITIES FUND
                                  INVESTMENTS

PORTFOLIO INVESTMENTS
June 30, 2001 (Audited)

SHARES                                                                  VALUE (NOTE 1)
COMMON STOCKS - 90.6%

AUSTRALIA - 1.7%
           96,500               Australia & New Zealand Banking Group Ltd.+ (Major
                                Banks)                                                 $          832,012

CANADA - 1.2%
           13,000               Ballard Power Systems, Inc.
                                (Electrical Products)                                             607,815
CHINA/HONG KONG - 1.6%
           51,500               China Mobile (Hong Kong) Ltd.+
                                (Wireless Telecommunications)                                     272,033
           54,000               Hutchison Whampoa Ltd.+
                                (Industrial Conglomerates)                                        545,206
                                                                                          ----------------
                                                                                                  817,239
DENMARK - 3.0%
           10,530               Novo Nordisk A/S, Class B (Pharmaceuticals: Major)                466,056
           22,650               Vestas Wind Systems A/S
                                (Electrical Products)                                           1,056,605
                                                                                          ----------------
                                                                                                1,522,661
FINLAND - 1.5%
           33,070               Nokia Oyj
                                (Telecommunications Equipment)                                    749,437
FRANCE - 6.7%
           14,900               Aventis S.A. (Pharmaceuticals: Major)                           1,189,462
            2,500               Castorama Dubois S.A.
                                (Home Improvement Chains)                                         537,348
            7,800               Total Fina Elf S.A.
                                (Oil Refining/Marketing)                                        1,092,151
            9,178               Vivendi Universal S.A.
                                (Media Conglomerates)                                             534,940
                                                                                          ----------------
                                                                                                3,353,901
GERMANY - 4.8%
            1,830               Muenchener Rueckversicherungs- Gesellschaft AG
                                (Multi-Line Insurance)                                            513,555
            7,880               SAP AG (Package Software)                                       1,086,676
           12,250               Software AG
                                (Information Technology Services)                                 788,138
                                                                                          ----------------
                                                                                                2,388,369
ISRAEL - 1.3%
           12,900               Check Point Software Technologies Ltd.+
                                (Internet Software Services)                                      653,901
ITALY - 1.3%
           52,700               Riunione Adriatica di Sicurta SpA
                                (Multi-Line Insurance)                                            646,891
JAPAN - 8.8%
            5,000               Fast Retailing Company Ltd.+ (Apparel/Footwear Retail)            869,774
          164,000               Nissan Motor Company Ltd.
                                (Motor Vehicles)                                       $        1,131,941
               45               NTT DoCoMo, Inc.+
                                (Wireless Telecommunications)                                     782,797
           16,000               Pioneer Corporation+ (Electronics/Appliances)                     486,112
            6,300               Sony Corporation+ (Electronics/Appliances)                        414,125
           15,000               Takeda Chemical Industries Ltd.+
                                (Pharmaceuticals: Major)                                          697,423
                                                                                          ----------------
                                                                                                4,382,172
KOREA - 1.4%
            4,810               Samsung Electronics Company Ltd.
                                (Electronic Equipment/Instruments)                                710,127
MEXICO - 1.2%
           13,900               Fomento Economico Mexicano S.A. de C.V., Sponsored ADR
                                (Beverages: Alcoholic)                                            595,059
NETHERLANDS - 1.3%
           19,000               VNU N.V.+ (Publishing: Books/Magazines)                           643,378

SPAIN - 4.2%
           46,400               Grupo Auxiliar Metalurgico S.A.+ (Aerospace/Defense)              985,926
           39,200               Industria de Diseno Textil S.A.
                                (Apparel/Footwear Retail)                                         625,533
           38,400               Telefonica S.A.+
                                (Major Telecommunications)                                        473,309
                                                                                          ----------------
                                                                                                2,084,768
SWITZERLAND - 1.0%
           10,360               Adecco S.A. (Personnel Services)                                  487,651

UNITED KINGDOM - 13.7%
           12,400               Amdocs Ltd.+ (Data Processing Services)                           667,740
          108,500               British Telecommunications PLC+
                                (Major Telecommunications)                                        682,636
          125,800               Diageo PLC+ (Beverages: Alcoholic)                              1,380,994
          113,100               Energis PLC+
                                (Major Telecommunications)                                        304,621
          184,000               Matalan PLC+ (Apparel/Footwear Retail)                          1,289,158
           43,290               Pearson PLC+
                                (Publishing: Books/Magazines)                                     713,904
           19,800               Royal Bank of Scotland Group PLC+
                                (Major Banks)                                                     441,688
           49,500               Shire Pharmaceuticals Group PLC+
                                (Pharmaceuticals: Other)                                          904,847
          203,200               Vodafone AirTouch PLC+
                                (Wireless Telecommunications)                                     448,566
                                                                                          ----------------
                                                                                                6,834,154


The accompanying notes are an integral part of these financial statements.

SHARES                                                                                     VALUE (NOTE 1)
COMMON STOCKS -  CONTINUED

UNITED STATES - 35.9%
            7,700               Amgen, Inc. (Biotechnology)                            $         470,855
           20,100               AOL Time Warner, Inc.
                                (Media Conglomerates)                                          1,065,300
           12,500               Applied Materials, Inc.+
                                (Electronic Production Equipment)                                621,125
           15,400               Bank of New York Company, Inc.+ (The) (Major Banks)              739,200
            4,400               Best Buy Company, Inc.+ (Electronics/Appliance Stores)           279,488
           21,200               BMC Software, Inc.
                                (Computer Processing Hardware)                                   477,848
           26,300               Cadence Design Systems, Inc.+
                                (Package Software)                                               489,969
            6,000               Calpine Corporation+
                                (Alternative Power Generation)                                   226,800
           43,600               Capstone Turbine Corporation+@@
                                (Electrical Products)                                            972,280
           32,200               Cisco Systems, Inc.+
                                (Computer Communications)                                        585,718
           17,400               Citigroup, Inc.+ (Financial Conglomerates)                       919,416
            3,500               Comverse Technology, Inc.+
                                (Telecommunications Equipment)                                   200,778
           10,900               Enron Corporation (Oil & Gas Pipelines)                          534,100
           12,000               Estee Lauder Companies, Inc. (The), Class A
                                (Household/Personal Care)                                        517,200
            9,400               Extreme Networks, Inc.+
                                (Computer Communications)                                        275,937
           12,100               Freddie Mac (Finance/Rental/Leasing)                             847,000
           29,200               Gap, Inc. (The) (Apparel/Footwear Retail)                        846,800
           14,400               General Electric Company+
                                (Industrial Conglomerates)                                       702,000
           25,700               Intel Corporation+ (Semiconductors)                              754,937
            5,300               International Business Machines Corporation
                                (Computer Processing Hardware)                                   598,900
           10,600               Johnson & Johnson+
                                (Pharmaceuticals: Major)                                         530,000
            2,700               Lehman Brothers Holdings, Inc.
                                (Investment Banks/Brokers)                                       209,925
           74,900               McLeodUSA, Inc., Class A+
                                (Specialty Telecommunications)                                   337,050
           11,900               Microsoft Corporation+@@
                                (Package Software)                                               853,408
           14,500               Mirant Corporation+ (Electric Utilities)                         498,800
           22,500               Pfizer, Inc.+ (Pharmaceuticals: Major)                           901,125
            4,700               Providian Financial Corporation
                                (Finance/Rental/Leasing)                                         278,240
           13,100               Qwest Communications International, Inc.+
                                (Specialty Telecommunications)                                   417,497
            9,000               Reliant Resources, Inc.+ (Electric Utilities)                    222,300
           10,800               Safeway, Inc.+ (Food Retail)                                     518,400
           12,000               SBC Communications, Inc.+
                                (Major Telecommunications)                             $         480,720
            6,300               Teradyne, Inc.+
                                (Electronic Production Equipment)                                208,530
            8,500               Wells Fargo Company (Major Banks)                                394,655
                                                                                          ---------------
                                                                                              17,976,301
TOTAL COMMON STOCKS
(Cost $48,170,425)                                                                            45,285,836
                                                                                          ---------------
PREFERRED STOCK - 1.8%
GERMANY - 1.8%
            2,570               Porsche AG (Motor Vehicles)
                                (Cost $834,310)                                                  885,483

MONEY MARKET FUND - 0.0%@
              590               J.P. Morgan Vista Federal Money Market Fund
                                (Cost $590)                                                          590
                                                                                          ---------------
TOTAL SECURITIES
(Cost $49,005,325)                                                                            46,171,909
                                                                                          ---------------
PRINCIPAL AMOUNT
REPURCHASE AGREEMENT - 9.1%
$       4,570,000               Agreement with Countrywide, Tri-Party, 4.15%
                                dated 6/29/01, to be repurchased at $4,571,580
                                on 7/02/01, collateralized by $4,661,400 market
                                value of U.S. government and mortgage-backed
                                securities, having various maturities and
                                interest rates
                                (Cost $4,570,000)                                              4,570,000
                                                                                          ---------------
TOTAL INVESTMENTS - 101.5%
(Cost $53,575,325*)                                                                           50,741,909

OTHER ASSETS AND LIABILITIES - (1.5)%
(Net)                                                                                           (741,271)
                                                                                          ---------------
NET ASSETS - 100.0%                                                                    $      50,000,638
                                                                                          ===============

*Aggregate cost for federal tax purposes is $54,710,497.
Please refer to page 92 for Endnotes and Abbreviations.


The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                               GLOBAL 20 PORTFOLIO
                              Portfolio Highlights


INVESTMENT REVIEW


Q: HOW DID THE PORTFOLIO PERFORM FOR THE ONE-YEAR PERIOD ENDED JUNE 30, 2001?

A: The Portfolio underperformed its benchmark, the Morgan Stanley Capital Inter-national (MSCI) World Index, returning -38.40%, versus a return of -20.01% for the benchmark.


Q: WHAT MAIN FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

A: Our overweight positions in communications and technology contributed to our underperformance. The technology sector continued to suffer from the unwinding of the dot-com and wireless boom we experienced during 1999 and early 2000. Technology spending continues to decline from peak levels, especially with regard to telecom equipment. Our stock selection within both of these sectors also factored into our results. One notable underperformer was McLeodUSA, a new player specializing in providing telecom services to small and medium-sized business. We have sold our position in McLeodUSA, despite our continuing confidence in its management and business plans, in view of the much tougher environment it now faces. The Portfolio also suffered from weakness in major telecom-equipment providers, such as Alcatel, Nortel Networks and Cisco Systems. We have substantially reduced our holdings in communications services and have minimal exposure to telecom equipment.


Q: WERE THERE ANY POSITIVE STORIES?

A: Software AG, a German company that is enjoying strong growth in its mainframe database software business, was our best-performing technology stock. The company delivered strong growth during the quarter, has successfully integrated a U.S. distribution partner and has deepened its ties with IBM.

AOL Time Warner was also a strong performer, particularly in the second quarter, as the media powerhouse began delivering on its promised merger synergies. Nissan was also a top performer, as it continues to reduce costs and improve the attractiveness of its new vehicles.


Q: HAVE YOU MADE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO?

A: We have reduced our holdings in telecom-services stocks, as we are concerned about slowing penetration rates for wireless services, delayed rollout of next-generation wireless services and high debt loads for insurgent telecom providers. These factors will likely cause both telecom-services and telecom-equipment stocks to struggle for the remainder of the year.

Within the consumer sectors, we are enthusiastic about retailers, such as the United Kingdom's Matalan and Spain's Inditex, both of which take an innovative approach to the retail apparel market. We added Matalan because it has a low-cost structure that enables it to offer high-quality products at reasonable prices. Inditex, best known for its Zara chain, was also added due to its flexible supply chain that provides continuous product delivery with minimum inventory risk, allowing more full-price selling and consistent margins.

[SIDENOTE]

------------------------------------------------------------------
                      PORTFOLIO MANAGEMENT
------------------------------------------------------------------
Oscar Castro, CFA                         Senior Portfolio Manager

------------------------------------------------------------------
                      PORTFOLIO PERFORMANCE
------------------------------------------------------------------
                  Average annual total returns
                  for the period ended 6/30/01

------------------------------------------------------------------

                 MONTGOMERY GLOBAL 20 PORTFOLIO

Since inception (10/2/95)                                   9.11%
One year                                                  (38.40)%
Five years                                                  3.69%

------------------------------------------------------------------

                        MSCI WORLD INDEX

Since 9/30/95                                               9.63%
One year                                                  (20.01)%
Five years                                                  8.55%

------------------------------------------------------------------

You cannot invest directly in an index.
Past performance is no guarantee of future results.
Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees with-out which the total return would have been lower. Fund performance presented is for Class R shares.

GROWTH OF A $10,000 INVESTMENT

[CHART]

                      MONTGOMERY GLOBAL 20                                       LIPPER GLOBAL
                            PORTFOLIO             MSCI WORLD INDEX(1)            FUNDS AVERAGE(2)
Jan 01                       $21,735                    $19,295                      $18,795
Feb                          $18,068                    $17,667                      $17,238
March                        $16,287                    $16,510                      $15,933
April                        $17,783                    $17,734                      $17,106
May                          $17,454                    $17,514                      $16,916
June                         $16,512                    $16,968                      $16,431

(1) The Morgan Stanley Capital International World Index measures the performance of selected stocks in 22 developed countries. The index is presented net of dividend withholding taxes.

(2) The Lipper Global Funds Average universe consists of 85 funds.

                        Call toll-free 800.572.FUND [3863]

Q: WILL THERE BE OPPORTUNITIES IN GLOBAL MARKETS IN THE SECOND HALF OF 2001 AND BEYOND?

A: Economic indicators in the United States continue to give mixed signals, with business spending softening while consumer sentiment remains surprisingly robust. Housing and retail sales figures have remained resilient, and non-performing bank loans have not risen substantially. High levels of consumer debt and rising U.S. unemployment, however, point to the risk that demand from the consumer sector may weaken as well. Markets in Europe and Asia are likely to suffer if U.S. import demand slackens. We remain concerned about economic weakness in Japan, where the new government of Prime Minister Junichiro Koizumi has promised structural reforms but has yet to deliver tangible results.

In the medium to longer term, we see the power generation sectors as offering particularly attractive growth prospects, given the underinvestment in the power sector in the United States and elsewhere. We also remain broadly optimistic about the longterm prospects for tech stocks, as the world semiconductor market appears to have hit bottom and is likely to stage a recovery toward the end of the year. We also continue to be enthusiastic about the prospects for software holdings such as Software AG and SAP AG, which we think will prosper despite the challenging economic environment.

As always we will remain true to our style and rely on rigorous fundamental research--stock by stock--to identify appropriate investments for the Portfolio.

[SIDENOTE]

---------------------------------------------------------------
                       TOP TEN HOLDINGS
---------------------------------------------------------------
            (as a percentage of total net assets)
Diageo PLC                                                5.7%
Matalan PLC                                               5.2%
AOL Time Warner, Inc.                                     4.4%
Pfizer, Inc.                                              4.2%
SAP AG                                                    3.9%
Gap, Inc. (The)                                           3.8%
Software AG                                               3.5%
Capstone Turbine Corporation                              3.5%
Pearson PLC                                               3.4%
Nissan Motor Company Ltd.                                 3.3%

------------------------------------------------------------
                    TOP FIVE COUNTRIES
------------------------------------------------------------
           (as a percentage of total net assets)
United States                                         38.4%
United Kingdom                                        19.6%
Germany                                                9.8%
Japan                                                  7.9%
Spain                                                  6.1%


Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations.

Please be aware that foreign investing involves certain risks, including currency fluctuations and political and economic instability.

Because the Global 20 Portfolio concentrates its assets in relatively few holdings (generally 20 to 30), shareholders may be exposed to greater risks than with more-diversified funds.

                            Visit montgomeryfunds.com

                              THE MONTGOMERY FUNDS
                               GLOBAL 20 PORTFOLIO
                                  Investments


PORTFOLIO INVESTMENTS

June 30, 2001 (Audited)

SHARES                                                                     VALUE (NOTE 1)
COMMON STOCKS - 95.4%
CANADA - 2.0%
           23,100  Ballard Power Systems, Inc.+
                   (Electrical Products)                                   $    1,080,040
DENMARK - 3.1%

           35,850  Vestas Wind Systems A/S
                   (Electrical Products)                                        1,672,375

GERMANY - 7.4%
           15,140  SAP AG (Package Software)                                    2,087,851
           28,750  Software AG
                   (Information Technology Services)                            1,849,712
                                                                              -----------
                                                                                3,937,563

ISRAEL - 2.8%
           29,600  Check Point Software Technologies Ltd.+
                   (Internet Software Services)                                 1,500,424

ITALY - 2.6%
          111,600  Riunione Adriatica di Sicurta SpA
                   (Multi-Line Insurance)                                       1,369,887

JAPAN - 7.9%
          258,000  Nissan Motor Company Ltd.
                   (Motor Vehicles)                                             1,780,737
               79  NTT DoCoMo, Inc.+                                            1,374,243
                   (Wireless Telecommunications)
           23,000  Takeda Chemical Industries Ltd.+
                   (Pharmaceuticals: Major)                                     1,069,382
                                                                              -----------
                                                                                4,224,362

KOREA - 5.5%
           18,600  Samsung Electronics Company GDR (Electronic
                   Equipment/Instruments)                                       1,425,690
           10,220  Samsung Electronics Company Ltd. (Electronic
                   Equipment/Instruments)                                       1,508,835
                                                                              -----------
                                                                                2,934,525

SPAIN - 6.1%
           75,690  Grupo Auxiliar Metalurgico S.A.+
                   (Aerospace/Defense)                                          1,608,292
          102,500  Industria de Diseno Textil S.A.
                   (Apparel/Footwear Retail)                                    1,635,641
                                                                              -----------
                                                                                3,243,933

UNITED KINGDOM - 19.6%
           24,200  Amdocs Ltd.+ (Data Processing Services)                      1,303,170
          278,100  Diageo PLC+ (Beverages: Alcoholic)                           3,052,898
          395,200  Matalan PLC+ (Apparel/Footwear Retail)                       2,768,887
          110,609  Pearson PLC+
                   (Publishing: Books/Magazines)                                1,824,074
           81,500  Shire Pharmaceuticals Group PLC+
                   (Pharmaceuticals: Other)                                     1,489,798
                                                                              -----------
                                                                               10,438,827

UNITED STATES - 38.4%
           44,100  AOL Time Warner, Inc.
                   (Media Conglomerates)                                   $    2,337,300
           32,300  Applied Materials, Inc.+
                   (Electronic Production Equipment)                            1,604,987
           29,900  Bank of New York Company, Inc. (The)+
                   (Major Banks)                                                1,435,200
           23,100  Best Buy Company, Inc.+
                   (Electronics/Appliance Stores)                               1,467,312
           82,800  Capstone Turbine Corporation+@@
                   (Electrical Products)                                        1,846,440
           33,000  Citigroup, Inc.+ (Financial Conglomerates)                   1,743,720
           29,400  Enron Corporation (Oil & Gas Pipelines)                      1,440,600
           70,200  Gap, Inc. (The) (Apparel/Footwear Retail)                    2,035,800
           54,000  Intel Corporation+ (Semiconductors)                          1,586,250
           19,100  Lehman Brothers Holdings, Inc.
                   (Investment Banks/Brokers)                                   1,485,025
           38,100  Mirant Corporation+ (Electric Utilities)                     1,310,640
           55,800  Pfizer, Inc.+ (Pharmaceuticals: Major)                       2,234,790
                                                                              -----------
                                                                               20,528,064

TOTAL COMMON STOCKS
(Cost $52,626,224)                                                             50,930,000
                                                                              -----------

PREFERRED STOCKS - 2.4%
GERMANY - 2.4%
            3,770  Porsche AG (Motor Vehicles)
                   (Cost $1,084,132)                                            1,298,938

MONEY MARKET FUND - 0.0%@
              977  J.P. Morgan Vista Federal Money Market Fund
                   (Cost $977)                                                        977
                                                                              -----------

TOTAL SECURITIES
(Cost $53,711,333)                                                             52,229,915
                                                                              -----------

The accompanying notes are an integral part of these financial statements.

PRINCIPAL AMOUNT                                                           VALUE (NOTE 1)
REPURCHASE AGREEMENT - 3.0%
$       1,571,000  Agreement with Countrywide, Tri-Party, 4.15%
                   dated 6/29/01, to be repurchased at $1,571,543
                   on 7/02/01, collateralized by $1,602,420
                   market value of U.S. government and
                   mortgage-backed securities, having various
                   maturities and interest rates
                   (Cost $1,571,000)                                       $    1,571,000
                                                                              -----------
TOTAL INVESTMENTS - 100.8%
(Cost $55,282,333*)                                                            53,800,915

OTHER ASSETS AND LIABILITIES - (0.8)%
(Net)                                                                            (437,469)
                                                                              -----------
NET ASSETS - 100.0%                                                        $   53,363,446
                                                                              ===========


* Aggregate cost for federal tax purposes is $57,003,679.
 Please refer to page 92 for Endnotes and Abbreviations.


The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                             GLOBAL LONG-SHORT FUND
                              Portfolio Highlights


INVESTMENT REVIEW


Q: HOW DID THE FUND PERFORM DURING THE ONE-YEAR PERIOD ENDED JUNE 30, 2001?

A: Global markets finished the period sharply lower, reflecting both a pullback from excessive valuations in the tech sector and a dramatic slowdown in global economic growth. With the Federal Reserve Board taking action through a series of aggressive interest rate cuts, equity markets recovered slightly before a slew of profit warnings across a wide array of industries pushed stocks to fresh lows. Although many indices produced relatively stable results during the past quarter, volatility still defined trading activity in most markets. The Fund finished the fiscal year with a -34.33% return, significantly underperforming the benchmark Morgan Stanley Capital International (MSCI) All-Country World Free Index, which returned -20.34%.


Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A: Markets have been wrestling with strong economic crosscurrents, particularly during the past six months. The Fed's efforts to both stimulate domestic activity and support U.S. trading partners through lower interest rates were more than offset by a spike in earnings warnings from a variety of industries. As was the case in the previous six-month period, tech stocks dominated market psychology in 2001, which resulted in heightened volatility as investors searched for a bottom from which to rally.

The winding down of factors that drove the Fund to outsized returns in late 1998 and 1999 were largely responsible for its underperformance this past fiscal year. Long positions in stocks within the telecom-equipment and Internet infrastructure spaces represented a large portion of the Fund's holdings and dominated performance, while technology led the broader market lower. Although the Fund's technology holdings were pared back dramatically in the face of that sector's increasing weakness, lower valuations had already had a significant impact on performance.

The rapid deterioration of the telecommunications sector hurt the Fund during the fiscal year. Nextel, a provider of integrated wireless services, suffered a steep decline in its share price, a common occurrence in the sector, and was consequently eliminated from the portfolio. A variety of factors helped push this sector dramatically lower, including high capital expenditure needs, financing difficulties and questions surrounding the deployment of third-generation wireless networks. Weakness in telecom services spilled over into the tech sector, which led telecom-equipment companies such as Nortel Networks to be among our worst performers.


Q: DID ANY STOCKS MAKE POSITIVE CONTRIBUTIONS?

A: A sharp deceleration in growth and falling stock markets were not enough to cause consumers to pull back from previous spending habits over the past six months. Consequently, consumer stocks, specifically retailers, performed well during the period. Our long position in Abercrombie & Fitch proved to be one of our top holdings in this area; a strong product line and solid cost controls helped push earnings growth above consensus estimates, creating a strong base from which to rally. Wal-Mart de Mexico was also a top-performing holding, highlighting the strengthening of demand in Mexico's consumer market as well as the company's renowned ability to contain costs and outmaneuver competitors.

[SIDENOTE]

-------------------------------------------------------
                 PORTFOLIO MANAGEMENT
-------------------------------------------------------
Oscar Castro, CFA                 Sr. Portfolio Manager
Josephine Jimenez, CFA            Sr. Portfolio Manager
Nancy Kukacka                         Portfolio Manager
Chetan Joglekar                       Portfolio Manager
S. Bob Rezaee                         Portfolio Manager
Daniel Kern, CFA                      Portfolio Manager

----------------------------------------------------------
                    FUND PERFORMANCE
----------------------------------------------------------
              Average annual total returns
              for the period ended 6/30/01

----------------------------------------------------------

            MONTGOMERY GLOBAL LONG-SHORT FUND

Since inception (12/31/97)                         27.47%
One year                                          (34.33)%
Three years                                        18.58%

----------------------------------------------------------

            MSCI ALL-COUNTRY WORLD FREE INDEX

Since 12/31/97                                      5.32%
One year                                          (20.34)%
Three years                                         1.47%

----------------------------------------------------------

You cannot invest directly in an index.
Past performance is no guarantee of future results.
Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

GROWTH OF A $10,000 INVESTMENT

[CHART]


                      Montgomery Global   MSCI All-Country      Lipper Global Funds
                      Long-Short Fund     World Free Index(1)       Average(2)
Jan 01                      27,268              13,648                13,984
Feb                         23,475              12,500                12,826
March                       22,161              11,668                11,855
April                       23,273              12,608                12,728
May                         23,003              12,368                12,587
June                        22,092              11,989                12,225

(1) The Morgan Stanley Capital International All-Country World Free Index is an unmanaged, capitalization-weighted monthly total return index composed of securities available for purchase by foreigners, which are listed on the stock exchanges of more than 45 developed and emerging countries, including the United States.

(2) The Lipper Global Funds Average universe consists of 201 funds.

                        Call toll-free 800.572.FUND [3863]

On the financial services side, the Fund's long position in Citigroup was one of its top performers. A strong management team and one of the most diverse portfolios of financial products and services gave investors confidence in the company's ability to weather a challenging economic environment. Banacci, one of Mexico's largest banks, was also strong, as Citibank offered to acquire it at a significant premium to the existing share price. This dramatically increased Citigroup's presence in a country enjoying growing stability under new political leadership and increasingly strong ties to the U.S. economy.


Q: HOW DID SHORT POSITIONS AFFECT THE FUND?

A: Our short positions contributed to performance in first quarter 2001 but detracted in the second. Our positions in both health care and technology bolstered performance in the first quarter as both sectors struggled under the weight of the market's broad decline. Unfortunately, the contribution from shorts wasn't enough to offset weakly performing long technology positions. During the second quarter, our short positions in the consumer services arena were the primary culprits for the Fund's underperformance. The continued buoyancy in consumer spending, lower interest rates and expectations of a soft landing for the domestic economy--all helped push retailers higher during this period.


Q: HOW IS THE FUND CURRENTLY POSITIONED, AND DO YOU SEE OPPORTUNITIES IN THE COMING YEAR?

A: Our outlook for the global economy remains mixed in the face of conflicting signals from major engines of the world's growth. In Japan, although encouraged by the election of a new prime minister with a fresh approach to fixing the country's problems in the banking and corporate sectors, we will assess any opportunities only after concrete steps have been taken by its leaders. Latin America is currently struggling to find solid footing, with Argentina's serious structural problems now rubbing off on Brazil's economic prospects. Mexico remains one of the few bright spots, as a new administration has been warmly received by the financial community, a development evidenced by the appreciation of both the peso versus the U.S. dollar and the local stock market. Growth forecasts in Europe have trickled downward with the gradual understanding that the continent will not escape the U.S. slowdown unscathed unless the European Central Bank starts easing interest rates.

With this backdrop in mind, the Fund's current structure is conservative, with a 69% long position offset by a 17% short position to settle at 52% net long. Although the Fund has suffered through a period of significant underperformance that can be attributed to our positions in the tech sector, there have been opportunities in other areas that have benefited shareholders, and we are optimistic about our ability to leverage the Fund's flexible structure to produce strong future results.

[SIDENOTE]

---------------------------------------------------------
                    TOP TEN HOLDINGS
---------------------------------------------------------
  (long positions as a percentage of total net assets)
Citigroup, Inc.                                     3.3%
Univision Communications, Inc., Class A             2.6%
Altran Technologies S.A.                            2.6%
Veritas Software Corporation                        2.6%
Check Point Software Technologies Ltd.              2.3%
Comverse Technology, Inc.                           2.1%
Extreme Networks, Inc.                              1.7%
Komercni Banka A.S.                                 1.6%
Weatherford International, Inc.                     1.5%
Allergan, Inc.                                      1.4%

-------------------------------------------------------
                  TOP FIVE COUNTRIES
-------------------------------------------------------
 (long positions as a percentage of total net assets)
United States                                    31.4%
Mexico                                            6.2%
China/Hong Kong                                   3.4%
United Kingdom                                    3.1%
South Africa                                      2.7%


Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

This Fund uses sophisticated investment approaches that may present substantially higher risks than most mutual funds. It may invest a larger percentage of its assets in transactions using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. As a result, the value of an investment in the Fund may be more volatile than investments in other mutual funds. This Fund may not be appropriate for conservative investors.

                            Visit montgomeryfunds.com

                              THE MONTGOMERY FUNDS
                             GLOBAL LONG-SHORT FUND
                                  Investments


PORTFOLIO INVESTMENTS

June 30, 2001 (Audited)

SHARES                                                             VALUE (NOTE 1)
COMMON STOCKS - 69.4%
ARGENTINA - 0.3%
        11,600   Grupo Financiero Galicia S.A., ADR
                 (Regional Banks)                                  $      169,476
         9,700   Perez Companc S.A., Sponsored ADR
                 (Oil & Gas Production)                                   130,950
                                                                      -----------
                                                                          300,426

BRAZIL - 2.3%
        34,100   Embraer-Empresa Bras de Aeronautica S.A.,
                 Sponsored ADR++++ (Aerospace/Defense)                  1,331,605
        19,600   Petroleo Brasileiro S.A. (Integrated Oil)                512,248
        19,800   Petroleo Brasileiro S.A., ADR
                 (Integrated Oil)                                         514,800
                                                                      -----------
                                                                        2,358,653

CANADA - 0.2%
        10,000   Open Text Corporation (Package Software)                 234,350

CHINA/HONG KONG - 3.4%
        61,000   Bank of East Asia Ltd.+ (Regional Banks)                 141,555
       292,000   China Everbright Ltd.
                 (Financial Conglomerates)                                271,417
     1,356,000   China Shipping Development Company Ltd.
                 (Marine Shipping)                                        260,776
        47,000   Citic Pacific Ltd.+
                 (Wholesale Distributors)                                 145,523
       149,000   CNOOC Ltd. (Oil & Gas Production)                        141,363
        14,000   Dah Sing Financial Group
                 (Regional Banks)                                          72,335
       110,000   Great Eagle Holdings Ltd.+
                 (Real Estate Development)                                153,017
        32,000   Henderson Land Development Company Ltd.+
                 (Real Estate Development)                                141,952
       204,000   Hong Kong Exchanges & Clearing Ltd.
                 (Investment Banks/Brokers)                               363,548
       122,000   Hutchison Whampoa Ltd.+
                 (Industrial Conglomerates)                             1,231,762
       298,000   Jiangsu Expressway Company Ltd., Class H
                 (Other Transportation)                                    69,917
       118,000   Shangri-La Asia Ltd.+
                 (Hotels/Resorts/Cruiselines)                             103,631
        26,500   Swire Pacific Ltd., Class A+
                 (Industrial Conglomerates)                               137,260
       360,000   TCL International Holdings Ltd.
                 (Electronics/Appliances)                                  67,848
       194,000   Travelsky Technology Ltd., Class H
                 (Information Technology Services)                        196,492
                                                                      -----------
                                                                        3,498,396

CZECH REPUBLIC - 1.6%
        60,200   Komercni Banka A.S. (Regional Banks)              $    1,628,046

EGYPT - 0.4%
        24,680   Egyptian Company for Mobile Services(b)
                 (Wireless Telecommunications)                            369,757

FINLAND - 1.3%
        54,400   Nokia Oyj
                 (Telecommunications Equipment)                         1,232,821
         4,800   Nokia Oyj, ADR
                 (Telecommunications Equipment)                           105,792
                                                                      -----------
                                                                        1,338,613

FRANCE - 2.7%
        58,230   Altran Technologies S.A.
                 (Engineering & Construction)                           2,711,203
        18,000   Gemplus International S.A.+
                 (Electronic Equipment/Instruments)                        54,095
                                                                      -----------
                                                                        2,765,298

GERMANY - 0.1%
         3,200   SAP AG, Sponsored ADR
                 (Package Software)                                       112,288

GREECE - 0.5%
        53,400   Cosmote S.A.
                 (Wireless Telecommunications)                            479,181

INDIA - 1.1%
         4,250   Cipla Ltd.+ (Pharmaceuticals: Other)                     103,296
        47,000   Corporation Bank (Regional Banks)                        148,873
        10,000   Nirma Ltd.+ (Household/Personal Care)                     84,130
        40,730   Reliance Industries Ltd.
                 (Chemicals: Major Diversified)                           319,935
        48,400   State Bank of India (Regional Banks)                     537,240
                                                                      -----------
                                                                        1,193,474

ISRAEL - 2.3%
        46,100   Check Point Software Technologies Ltd.++++
                 (Internet Software Services)                           2,336,809

ITALY - 0.5%
        62,700   Mediaset SpA (Broadcasting)                              532,910

JAPAN  - 2.2%
         1,400   Advantest Corporation
                 (Electronic Production Equipment)                        119,973
           900   Fast Retailing Company Ltd.
                 (Apparel/Footwear Retail)                                156,559
         6,000   Furukawa Electric Company Ltd. (The)+
                 (Electronic Equipment/Instruments)                        47,858
        12,000   JEO Ltd.
                 (Electronic Equipment/Instruments)                        61,085
            34   KDDI Corporation
                 (Wireless Telecommunications)                            158,627

The accompanying notes are an integral part of these financial statements.

SHARES                                                             VALUE (NOTE 1)
COMMON STOCKS - CONTINUED
JAPAN - CONTINUED
         1,500   Kyocera Corporation+
                 (Electronic Equipment/Instruments)                $      132,270
         2,200   Mabuchi Motor Company Ltd.
                 (Electrical Products)                                    225,388
            47   Mizuho Holdings, Inc.+ (Major Banks)                     218,526
         2,200   Murata Manufacturing Company Ltd.
                 (Electronic Components)                                  146,202
         4,000   NEC Corporation+
                 (Electronic Equipment/Instruments)                        54,030
        92,000   Nippon Steel Company (Steel)                             139,388
            26   Nippon Telegraph and Telephone Corporation+
                 (Major Telecommunications)                               135,476
             8   NTT DoCoMo, Inc.+
                 (Wireless Telecommunications)                            139,164
        10,000   Pioneer Corporation+ (Electronics/Appliances)            303,820
        39,000   Shimizu Corporation
                 (Engineering & Construction)                             159,133
         1,400   Tokyo Electron Ltd.
                 (Electronic Production Equipment)                         84,733
                                                                      -----------
                                                                        2,282,232

KOREA - 2.3%
        32,670   Good Morning Securities Company
                 (Investment Banks/Brokers)                               129,374
         6,675   H&CB (Regional Banks)                                    149,360
        17,900   Kia Motors Corporation (Motor Vehicles)                  150,027
        26,810   Korea Electric Power Corporation
                 (Electric Utilities)                                     498,886
        24,060   Korea Technology & Banking Network
                 Corporation (Regional Banks)                              92,133
         8,800   Korea Telecom Corporation
                 (Major Telecommunications)                               351,864
         4,340   KT Freetel (Major Telecommunications)                    125,144
        11,320   LG Chem Ltd. (Chemicals: Specialty)                      150,585
           920   Samsung Electronics Company
                 (Electronic Equipment/Instruments)                       135,825
         2,350   Samsung Electronics Company, Sponsored GDR++
                 (Electronic Equipment/Instruments)                       180,127
        35,920   Samsung Heavy Industries
                 (Trucks/Construction/Farm Machine)                       151,911
        14,520   Shinhan Bank (Regional Banks)                            149,052
        81,900   Youngone Corporation
                 (Wholesale Distributors)                                  94,464
                                                                      -----------
                                                                        2,358,752

MALAYSIA - 0.4%
       126,600   AMMB Holdings Berhad
                 (Financial Conglomerates)                                 96,616
       185,000   Berjaya Sports Toto Berhad (Casinos/Gambling)            186,947
        50,000   Unisem (M) Berhad (Semiconductors)                $      100,000
                                                                      -----------
                                                                          383,563

MEXICO - 6.2%
        11,900   America Movil S.A. de C.V., Series L, ADR
                 (Wireless Telecommunications)                            248,234
        55,000   Apasco S.A. de C.V.
                 (Construction Materials)                                 291,680
        28,574   Cemex S.A. de C.V., Sponsored ADR++++
                 (Construction Materials)                                 757,211
       735,000   Controladora Comercial Mexicana S.A. de C.V.
                 (Department Stores)                                      684,571
       165,000   Corporacion Interamericana de Entretenimento
                 S.A., Series B (Advertising/Marketing
                 Services)                                                682,715
        23,000   Fomento Economico Mexicano S.A. de C.V.,
                 Sponsored ADR
                 (Beverages: Alcoholic)                                   984,630
        60,700   Grupo Carso S.A. de C.V., Series A1
                 (Textiles)                                               180,403
        50,600   Grupo Elektra S.A., Sponsored GDR
                 (Electronics/Appliance Stores)                           481,206
        20,000   Grupo Televisa S.A., Sponsored ADR
                 (Broadcasting)                                           800,200
        21,600   Telefonos de Mexico S.A., Sponsored ADR
                 (Major Telecommunications)                               757,944
       210,800   Wal-Mart de Mexico S.A. de C.V.
                 (Discount Stores)                                        572,940
                                                                      -----------
                                                                        6,441,734

NETHERLANDS - 0.1%
         4,600   ASML Holding N.V.
                 (Electronic Production Equipment)                        102,189

RUSSIA - 1.4%
        16,100   Lukoil, Sponsored ADR(b)
                 (Integrated Oil)                                         768,775
        26,600   Mobile Telesystems, Sponsored ADR
                 (Wireless Telecommunications)                            728,840
                                                                      -----------
                                                                        1,497,615

SINGAPORE - 0.9%
        71,000   NatSteel Broadway Ltd.
                 (Metal Fabrications)                                     101,317
       153,000   Neptune Orient Lines Ltd.
                 (Marine Shipping)                                        117,563
       408,000   Parkway Holdings Ltd.
                 (Real Estate Development)                                210,494
       242,000   Sembcorp Marine Ltd.
                 (Trucks/Construction/Farm Machine)                       128,173
       152,000   Singapore Telecommunications Ltd.
                 (Major Telecommunications)                               158,507
       212,000   United Overseas Land Ltd.
                 (Hotels/Resorts/Cruiselines)                             217,585
                                                                      -----------
                                                                          933,639

The accompanying notes are an integral part of these financial statements.

SHARES                                                             VALUE (NOTE 1)
COMMON STOCKS - CONTINUED

SOUTH AFRICA - 2.7%
         9,300   Anglo American Platinum Corporation Ltd.
                 (Precious Metals)                                 $      414,817
        52,803   Anglo American PLC
                 (Other Metals/Minerals)                                  784,638
        15,750   Impala Platinum Holdings Ltd.
                 (Precious Metals)                                        789,790
        86,200   Sasol Ltd. (Chemicals: Major Diversified)                788,251
                                                                      -----------
                                                                        2,777,496

SWEDEN - 0.0%
         8,200   Telefonaktiebolaget LM Ericsson AB
                 (Telecommunications Equipment)                            44,858

TAIWAN - 1.6%
       125,000   Acer Display Technology, Inc.
                 (Electronic Equipment/Instruments)                       118,356
       111,000   Delta Electronics, Inc.
                 (Electronic Equipment/Instruments)                       274,034
       418,000   Far East Textiles Ltd. (Textiles)                        233,099
       300,000   First International Computer, Inc.
                 (Computer Processing Hardware)                           135,057
         9,350   Sunplus Technology Company Ltd., GDR++
                 (Semiconductors)                                          77,371
       430,000   United Microelectronics Corporation Ltd.
                 (Semiconductors)                                         570,752
       182,000   Winbond Electronics Corporation
                 (Semiconductors)                                         152,768
        62,400   Yageo Corporation
                 (Electronic Components)                                   53,465
       248,000   Yang Ming Marine Transport
                 (Marine Shipping)                                         63,027
                                                                      -----------
                                                                        1,677,929

THAILAND - 0.4%
        15,600   Advanced Info Service Public Company Ltd.
                 (Wireless Telecommunications)                            166,170
       245,500   Bangkok Bank Public Company Ltd.
                 (Regional Banks)                                         249,569
                                                                      -----------
                                                                          415,739

UNITED KINGDOM - 3.1%
         3,900   Amdocs Ltd. (Data Processing Services)                   210,015
        26,300   AstraZeneca PLC (Pharmaceuticals: Major)               1,229,525
       215,800   Capita Group PLC+ (Personnel Services)                 1,376,718
       162,000   Hays PLC+
                 (Miscellaneous Commercial Service)                       414,082
                                                                      -----------
                                                                        3,230,340

UNITED STATES - 31.4%
        10,000   Abercrombie & Fitch Company, Class A++++
                 (Apparel/Footwear Retail)                                445,000
         2,500   Advanced Micro Devices, Inc. (Semiconductors)             72,200
         3,400   Albertson's, Inc. (Food Retail)                          101,966
        17,400   Allergan, Inc.++++ (Pharmaceuticals: Other)            1,487,700
         2,100   Analog Devices, Inc. (Semiconductors)             $       90,825
         1,100   AOL Time Warner, Inc.
                 (Media Conglomerates)                                     58,300
         2,300   Applied Materials, Inc.
                 (Electronic Production Equipment)                        114,287
        12,800   Atmel Corporation (Semiconductors)                       169,600
         8,900   Avici Systems, Inc.
                 (Computer Communications)                                 77,430
         3,000   BMC Software, Inc.
                 (Computer Processing Hardware)                            67,620
        25,200   Brocade Communications Systems++++
                 (Computer Communications)                              1,095,948
        10,900   Cadence Design Systems, Inc.
                 (Package Software)                                       203,067
           800   CIENA Corporation
                 (Telecommunications Equipment)                            30,368
        16,100   Cisco Systems, Inc.
                 (Computer Communications)                                292,859
        63,933   Citigroup, Inc.++++ (FinancialConglomerates)           3,378,220
         2,600   Cognex Corporation
                 (Electronic Production Equipment)                         88,023
         5,700   Commscope, Inc.
                 (Telecommunications Equipment)                           133,950
         1,900   Computer Associates International, Inc.
                 (Package Software)                                        68,400
        37,600   Comverse Technology, Inc.++++
                 (Telecommunications Equipment)                         2,156,924
         4,700   Convergys Corporation
                 (Miscellaneous Commercial Service)                       142,175
         3,100   Corning, Inc.
                 (Telecommunications Equipment)                            51,801
        15,000   Costco Wholesale Corporation++++
                 (Discount Stores)                                        615,975
         2,800   Countrywide Credit Industries, Inc.
                 (Finance/Rental/Leasing)                                 128,464
         2,600   Cymer, Inc.
                 (Electronic Production Equipment)                         67,327
         7,600   Dell Computer Corporation@@
                 (Computer Processing Hardware)                           199,310
         1,500   eBay, Inc. (Other Consumer Services)                     102,563
        13,000   El Paso Corporation++++ (Oil & Gas Pipelines)            683,020
         2,100   EMC Corporation (Computer Peripherals)                    61,005
        12,000   Emulex Corporation++++
                 (Computer Communications)                                485,460
        13,900   ePresence, Inc.@@
                 (Computer Communications)                                 54,210
        58,900   Extreme Networks, Inc.++++
                 (Computer Communications)                              1,729,009
         3,000   Fidelity National Finance, Inc.
                 (Specialty Insurance)                                     73,710

The accompanying notes are an integral part of these financial statements.

SHARES                                                             VALUE (NOTE 1)
COMMON STOCKS - CONTINUED
UNITED STATES - CONTINUED
         4,800   First American Financial Corporation
                 (Specialty Insurance)                             $       90,912
         4,900   Gap, Inc. (The) (Apparel/Footwear Retail)                142,100
         1,400   Greenpoint Financial Corporation
                 (Savings Banks)                                           53,760
        61,200   i2 Technologies,++++ Inc. (Package Software)           1,208,394
         8,800   Intel Corporation (Semiconductors)                       258,500
         2,100   International Business Machines Corporation
                 (Computer Processing Hardware)                           237,300
         4,500   J.D. Edwards & Company
                 (Information Technology Services)                         63,653
         1,200   Jabil Circuit, Inc. (Electronic Components)               37,032
        20,000   JP Morgan Securities, Inc.
                 (Financial Conglomerates)                                892,000
         3,600   Kenneth Cole Productions, Inc.
                 (Apparel/Footwear Retail)                                 72,540
        13,600   KPMG Consulting, Inc.
                 (Information Technology Services)                        208,420
         5,000   Kulicke & Soffa Industries, Inc.
                 (Electronic Production Equipment)                         85,400
        30,000   Level 3 Communications, Inc.++++
                 (Specialty Telecommunications)                           164,400
         2,100   Lexmark International Group, Inc.
                 (Computer Peripherals)                                   141,225
         6,100   Lucent Technologies, Inc.
                 (Telecommunications Equipment)                            37,820
         6,300   Manugistics Group, Inc.
                 (Package Software)                                       157,972
           165   McData Corporation, Class A
                 (Computer Communications)                                  3,032
         4,300   Microchip Technology, Inc. (Semiconductors)              142,911
         3,200   Micron Technology, Inc. (Semiconductors)                 131,520
         4,200   Microsoft Corporation@@
                 (Package Software)                                       301,203
        49,700   Oracle Corporation (Package Software)                    953,494
         4,100   Palm, Inc.
                 (Computer Processing Hardware)                            24,826
         6,100   Parametric Technology Corporation
                 (Package Software)                                        80,520
         3,600   PeopleSoft, Inc. (Package Software)                      176,760
         3,600   Pfizer, Inc. (Pharmaceuticals: Major)                    144,180
        13,400   Qualcomm, Inc.++++
                 (Telecommunications Equipment)                           777,401
         7,800   SBC Communications, Inc.
                 (Major Telecommunications)                               312,468
        12,500   Schering Plough Corporation++++
                 (Pharmaceuticals: Major)                                 453,000
         4,300   Seitel, Inc. (Oilfield Services/Equipment)                56,330
        10,000   Sepracor, Inc. (Pharmaceuticals: Other)                  397,850
         5,700   Sprint Corporation (PCS Group)
                 (Wireless Telecommunications)                     $      137,655
         4,200   SunGuard Data Systems, Inc.
                 (Financial Publishing/Services)                          126,042
        25,000   Target Corporation++++ (Discount Stores)                 865,000
         2,500   Teradyne, Inc.
                 (Electronic Production Equipment)                         82,750
         3,200   Texas Instruments, Inc. (Semiconductors)                 100,800
        12,000   Time Warner Telecom, Inc., Class A++++
                 (Specialty Telecommunications)                           402,660
         8,200   Turnstone Systems, Inc.
                 (Telecommunications Equipment)                            53,505
        64,000   Univision Communications, Inc., Class A++++
                 (Broadcasting)                                         2,737,920
        40,700   Veritas Software Corporation++++
                 (Package Software)                                     2,696,171
        73,200   Vignette Corporation++++ (Internet
                 Software Services)                                       654,408
        32,900   Weatherford International, Inc.++++
                 (Oilfield Services/Equipment)                          1,579,200
        20,000   Williams Companies, Inc.
                 (Oil & Gas Pipelines)                                    659,000
                                                                      -----------
                                                                       32,428,750

TOTAL COMMON STOCKS
(Cost $70,707,184)                                                     71,723,037
                                                                      -----------

PREFERRED STOCKS  0.5%
BRAZIL - 0.2%
        66,786   Brasil Telecom S.A.
                 (Major Telecommunications)                                   394
    12,000,000   Tele Norte Leste Participacoes S.A.
                 (Specialty Telecommunications)                           183,793
                                                                      -----------
                                                                          184,187

THAILAND - 0.3%
       711,000   Siam Commercial Bank Public Company Ltd.
                 (Regional Banks)                                         314,254

TOTAL PREFERRED STOCKS
(Cost $680,403)                                                           498,441
                                                                      -----------

MONEY MARKET FUND - 1.1%
     1,136,539   J.P. Morgan Vista Federal Money Market Fund
                 (Cost $1,136,539)                                      1,136,539
NUMBER OF RIGHTS
RIGHTS - 0.0%@
NETHERLANDS - 0.0%@
             1   Vedior N.V. (Cost $18)                                         9
                                                                      -----------


The accompanying notes are an integral part of these financial statements.

PRINCIPAL AMOUNT                                                   VALUE (NOTE 1)
TOTAL SECURITIES
(Cost $72,524,144)                                                 $   73,358,026
                                                                      -----------

REPURCHASE AGREEMENTS - 25.4%
$   13,163,000   Agreement with Countrywide, Tri-Party, 4.15%          13,163,000
                 dated 6/29/01, to be repurchased at
                 $13,167,552 on 7/02/01, collateralized by
                 $13,426,260 market value of U.S. government
                 and mortgage-backed securities, having
                 various maturities and interest rates
    13,163,000   Agreement with Greenwich Capital Markets,             13,163,000
                 Tri-Party, 4.15% dated 6/29/01, to be
                 repurchased at $13,167,552 on 7/02/01,
                 collateralized by $13,426,314 market value of
                 U.S. government and mortgage-backed
                 securities, having various maturities and
                 interest rates

TOTAL REPURCHASE AGREEMENTS
(Cost $26,326,000)                                                     26,326,000
                                                                      -----------

TOTAL INVESTMENTS - 96.4%
(Cost $98,850,144*)                                                    99,684,026

TOTAL SHORT SALES - (18.2)%
(Proceeds $18,006,227*)                                               (18,860,134)

OTHER ASSETS AND LIABILITIES - 21.8%
(Net)                                                                  22,554,654
                                                                      -----------

NET ASSETS - 100.0%                                                $  103,378,546
                                                                      ===========

* Aggregate cost for federal tax purposes is $100,075,032.
 Please refer to page 92 for Endnotes and Abbreviations.


The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                             GLOBAL LONG-SHORT FUND
                            Schedule of Short Sales
                                 June 30, 2001

SHARES                                                           PROCEEDS      VALUE (NOTE 1)
SHORT SELLS - 18.2%
               BRAZIL - 0.8%
     88,000    Embratel Participacoes S.A.,
               ADR (Specialty Telecommunications)           $     661,054       $     658,240
     36,000    Globo Cabo S.A., Sponsored
               ADR (Cable/Satellite Television)                   174,666             190,980
                                                            -------------    ----------------
                                                                  835,720             849,220
                                                            -------------    ----------------

               CANADA - 0.5%
     15,000    Research In Motion Ltd.
               (Telecommunications Equipment)                     436,110             481,875

               CHINA/HONG KONG - 0.7%
      3,200    AsiaInfo Holdings, Inc.
               (Internet Software Services)                        50,738              63,200
     16,500    iShares MSCI Hong Kong
               (Investment Trusts/Mutual Funds)                   169,405             166,320
    722,000    PetroChina Company Ltd, Class H
               (Integrated Oil)                                   155,179             149,957
     37,000    Sun Hung Kai Properties Ltd.
               (Real Estate Development)                          345,730             333,246
                                                            -------------    ----------------
                                                                  721,052             712,723
                                                            -------------    ----------------

               FRANCE - 1.9%
     18,600    Accor S.A (Hotels/Resorts/
               Cruiselines)                                       705,975             784,930
     73,500    Havas Advertising S.A.
               (Advertising/Marketing
               Services)                                        1,000,397             808,878
     11,130    Societe Television Francaise
               (Broadcasting)                                     380,620             324,686
                                                            -------------    ----------------
                                                                2,086,992           1,918,494
                                                            -------------    ----------------

               GERMANY - 1.3%
     14,000    QS Communication AG
               (Specialty
               Telecommunications)                                 59,864              24,415
     10,000    SAP AG, Sponsored ADR
               (Package Software)                                 344,438             350,900
     20,000    Volkswagen AG (Motor
               Vehicles)                                          993,922             934,591
                                                            -------------    ----------------
                                                                1,398,224           1,309,906
                                                            -------------    ----------------

               JAPAN - 0.5%
      1,400    Advantest Corporation
               (Electronic Production
               Equipment)                                         131,978             119,973
      1,500    Kyocera Corporation
               (Electronic
               Equipment/Instruments)                             145,780             132,270
          8    NTT DoCoMo, Inc. (Wireless
               Telecommunications)                          $     145,039       $     139,164
        300    Oracle Corporation (Package
               Software)                                           40,960              39,536
      2,400    Tokyo Electron Ltd.
               (Electronic Production
               Equipment)                                         152,831             145,256
                                                            -------------    ----------------
                                                                  616,588             576,199
                                                            -------------    ----------------

               KOREA - 0.2%
     10,500    Pohang Iron & Steel Company
               Ltd., Sponsored ADR (Steel)                        187,473             207,060

               MEXICO - 0.3%
    102,000    Nueva Grupo Mexico S.A.
               (Other Metals/Minerals)                            291,364             266,185

               NETHERLANDS - 0.9%
     48,400    KPNQwest N.V.
               (Telecommunications
               Equipment)                                         962,071             425,300
     23,300    QIAGEN N.V. (Medical
               Specialties)                                       493,326             512,840
                                                            -------------    ----------------
                                                                1,455,397             938,140
                                                            -------------    ----------------

               SPAIN - 0.8%
     81,400    Promotora de Informaciones
               S.A. (Media Conglomerates)                         910,533             868,256

               SWEDEN - 1.2%
     54,400    Assa Abloy AB (Industrial
               Machinery)                                         696,371             777,743
     56,300    Skandia Forsakrings AB
               (Life/Health Insurance)                            866,814             517,625
                                                            -------------    ----------------
                                                                1,563,185           1,295,368
                                                            -------------    ----------------

               TAIWAN - 0.2%
     23,200    United Microelectronics
               Corporation, ADR
               (Semiconductors)                                   212,250             206,480

               THAILAND - 0.1%
     95,500    Bangkok Bank Public Company
               Ltd. (Regional Banks)                               76,259              80,199

               UNITED KINGDOM - 0.7%
     11,000    Autonomy Corporation PLC
               (Package Software)                                  75,767              64,134
     80,300    Reed International PLC
               (Publishing: Books/Magazines)                      705,786             707,921
                                                            -------------    ----------------
                                                                  781,553             772,055
                                                            -------------    ----------------

The accompanying notes are an integral part of these financial statements.

SHARES                                                           PROCEEDS      VALUE (NOTE 1)
               UNITED STATES - 8.1%
     20,000    Advanced Micro Devices, Inc.
               (Semiconductors)                             $     561,781       $     577,600
      1,200    Altera Corporation
               (Semiconductors)                                    32,367              35,064
     25,000    AnnTaylor Stores Corporation
               (Apparel/Footwear Retail)                          857,597             895,000
      1,800    Apollo Group, Inc., Class A
               (Other Consumer Services)                           57,373              76,437
      1,800    Autozone, Inc.
               (Specialty Stores)                                  69,122              67,500
      1,500    Broadcom Corporation
               (Semiconductors)                                    59,529              63,750
     32,700    Cintas Corporation
               (Miscellaneous Commercial
               Service)                                         1,022,297           1,515,645
      5,200    Digitalthink, Inc.
               (Miscellaneous Commercial
               Service)                                            47,249              37,622
      1,000    Gemstar-TV Guide
               International, Inc.
               (Electronic
               Equipment/Instruments)                              35,131              42,705
      1,400    H Power Corporation
               (Electrical Products)                               20,355              13,783
        700    Handspring, Inc. (Computer
               Processing Hardware)                                26,293               5,219
      5,000    Heartland Express, Inc.
               (Trucking)                                         109,636             112,775
     16,700    Inhale Therapeutic Systems,
               Inc. (Medical Specialties)                         377,344             384,100
      5,700    Inrange Technologies
               Corporation, Class B
               (Computer Communications)                           76,585              83,220
      2,800    Intermagnetics General
               Corporation (Industrial
               Specialties)                                        78,118              90,720
        800    International Rectifier
               Corporation (Semiconductors)                        34,711              27,280
     15,000    Lowe's Companies, Inc. (Home
               Improvement Chains)                                865,096           1,088,250
     20,000    Metris Companies, Inc.
               (Finance/Rental/Leasing)                           562,011             674,200
     15,000    NetIQ Corporation (Package
               Software)                                          342,614             475,650
        900    Newport Corporation
               (Electronic
               Equipment/Instruments)                       $      42,411       $      23,765
        900    Nvidia Corporation
               (Electronic Components)                             51,805              83,115
      3,400    Recoton Corporation
               (Electronics/Appliances)                            61,538              56,389
     79,300    Starbucks Corporation
               (Restaurants)                                      956,242           1,813,194
      3,300    Vastera, Inc. (Internet
               Software Services)                                  33,824              45,738
      4,700    Yankee Candle Company, Inc.
               (Consumer Sundries)                                 52,498              89,253
                                                            -------------    ----------------
                                                                6,433,527           8,377,974
                                                            -------------    ----------------

               TOTAL SHORT SALES                            $  18,006,227       $  18,860,134
                                                            =============    ================

The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                           GLOBAL COMMUNICATIONS FUND

PORTFOLIO HIGHLIGHTS

                 PORTFOLIO MANAGEMENT
-------------------------------------------------------
Oscar Castro, CFA              Senior Portfolio Manager
Stephen Parlett, CFA                  Portfolio Manager
-------------------------------------------------------
                 FUND PERFORMANCE
-------------------------------------------------------
            Average annual total returns
           for the period ended 6/30/01
-------------------------------------------------------
            MONTGOMERY GLOBAL COMMUNICATIONS FUND
Since inception (6/1/93)                         11.19%
One year                                        (52.92)%
Five years                                        9.35%
-------------------------------------------------------
                MSCI TELECOMMUNICATIONS INDEX
Since 5/31/93                                     6.10%
One year                                        (43.92)%
Five years                                        5.09%
-------------------------------------------------------

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.


[CHART]

GROWTH OF A $10,000 INVESTMENT

             Montgomery Global         MSCI Telecommunications   Lipper Telecommunication
             Communications Fund             Index(1)                   Funds Average(2)
Jan 01              $36,602                 $22,138                      $23,267
Feb                 $28,440                 $18,680                      $17,795
March               $23,898                 $17,875                      $14,972
April               $27,009                 $19,112                      $17,022
May                 $25,502                 $17,461                      $15,917
June                $23,564                 $16,141                      $15,174

(1) The Morgan Stanley Capital International Telecommunications Index is a capitalization-weighted index comprising equity securities of communications companies in developed countries worldwide.

(2) The Lipper Telecommunication Funds Average universe consists of 21 funds.

INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED JUNE 30, 2001?

A: The Fund underperformed its benchmark, the Morgan Stanley Capital Interna-tional (MSCI) Telecommunications Index, returning -52.92% versus - 43.92% for the benchmark.

Q: WHAT WAS THE MARKET ENVIRONMENT LIKE FOR COMMUNICATIONS STOCKS DURING THE PERIOD?

A: Due to the convergence of several factors, the year ended June 30, 2001, was one of the worst periods ever for the technology, media and telecommunications
(TMT) sectors in which the Fund invest. Consequently, the Fund produced significant under performance, as did the benchmark and sector as a whole. A series of hikes in short-term interest rates implemented by the Federal Reserve Board from mid-1999 through mid-2000 took hold during the second half of 2001, leading to a rapid slowdown in economic growth. The fortuitous backdrop that had encouraged incredible spending on new telecom network build-outs and associated technologies reversed. Fearful of a protracted economic downturn, firms pulled back on their information technology (IT) spending. Several emerging dot-coms and new telecommunications firms filed for bankruptcy due to a lack of capital, and high-profile fiber-optic firms such as Corning, Lucent Technologies and Nortel Networks staggered through severe earnings shortfalls and experienced significant declines in their stock prices. Uncertainty about the direction of the economy hammered investor sentiment, which caused stock valuations to plummet while yields in the high-yield market skyrocketed, increasing the cost of raising capital.

Toward the end of the period, however, some hope emerged. A series of aggressive rate cuts by the Fed through the first half of 2001 encouraged investors that a rebound in economic growth might be on the horizon, but this wasn't enough to offset the negative factors that contributed to poor performance.

Q: WHAT WAS YOUR STRATEGY AS ALL THIS UNFOLDED?

A: We worked to reduce the number of securities in the Fund, choosing to focus on the companies that displayed strong fundamentals, which we believe is critical in this type of market environment. With increasing uncertainty and capital becoming more scarce, we believed that a more prudent approach was critical. We also reduced exposure to telecom-equipment providers as the year progressed and we added to our investments in telecom-services providers. Telecom-services firms have been under intense margin pressure and capital constraints and consequently have cut back significantly on spending for new equipment--a positive move, as providers stimulate cash flow and improve pricing by reducing the supply of service capacity. Hence, the telecom-services providers should experience a recovery first, with equipment spending following. Unfortunately, this scenario is taking longer to play out than we anticipated due to some high- profile bankruptcies. Telecommunications carriers continue to be buffeted by concerns that they would not be able to build out their networks and their business plans. Nevertheless, we've maintained investments in telecom-services providers that we feel have the best prospects, including Global Crossing and McLeodUSA.

                        Call toll-free 800.572.FUND [3863]

Q:  WHAT IS YOUR OUTLOOK GOING FORWARD?

A: Although the TMT sectors in which the Fund invests are clearly at a crossroads, after having suffered a large-scale correction in share prices, we expect to see the economy and corporate earnings recover, particularly in the technology sector. We remain cautious in the near term, but are more optimistic when looking to the fourth quarter of 2001. Several factors drive our optimism:
First, companies that had previously cut back significantly on their IT spending due to fears about the economic slowdown are starting to ramp up their capital spending, because the prospects for 2002 are looking rosier. Second, some seasonal issues, such as a rebound in PC demand during the back-to-school season, should help support the tech sector. In addition, we should see the earnings decline start to bottom, and corporations should have an easier time making their fourth-quarter earnings look better when compared with the anemic reports that shuddered the market in the first three quarters of the year. Technology firms should exhibit better earnings visibility with any kind of renewed consistency in IT spending. We believe that against this kind of backdrop, investors should feel more confident that the worst is almost over, and, hopefully, we'll witness the halt in share- price declines. We intend to continue focusing on those areas of the market that should recover the earliest, including the semiconductor, software and telecom-services industries.

                    TOP TEN HOLDINGS
----------------------------------------------------------
          (as a percentage of total net assets)
AOL Time Warner, Inc.                                3.7%
Microsoft Corporation                                3.1%
Micron Technology, Inc.                              2.6%
International Business Machines Corporation          2.6%
SAP AG                                               2.3%
SBC Communications, Inc.                             2.3%
Dobson Communications Corporation, Class A           2.2%
Qwest Communications                                 2.2%
International, Inc.
VNU N.V.                                             2.2%
Telenor A/S                                          2.1%

                   TOP FIVE COUNTRIES
---------------------------------------------------------
         (as a percentage of total net assets)
United States                                      52.6%
United Kingdom                                      9.2%
Germany                                             3.4%
Japan                                               3.0%
Canada                                              2.6%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates.

Funds whose investments are concentrated in a specific industry, sector or geographic area may be subject to a higher degree of market risk than funds whose investments are diversified, and may not be suitable for all investors. In addition, technology securities tend to be relatively volatile as compared with other types of investments.

                            Visit montgomeryfunds.com

                              THE MONTGOMERY FUNDS
                           GLOBAL COMMUNICATIONS FUND
                                  INVESTMENTS

PORTFOLIO INVESTMENTS

June 30, 2001 (Audited)

SHARES                                                                    VALUE (NOTE 1)
COMMON STOCKS - 86.0%
Canada - 2.6%
         67,100   AT&T Canada, Inc.+
                  (Specialty Telecommunications)                 $            2,021,052
        102,700   Open Text Corporation+
                  (Package Software)                                          2,406,775
                                                                    --------------------
                                                                              4,427,827
China/Hong Kong - 0.8%
        252,000   China Mobile (Hong Kong) Ltd. +
                  (Wireless Telecommunications)                               1,331,111
Finland - 1.9%
        121,200   Elisa Communications Oyj, Class A +
                  (Major Telecommunications)                                  1,981,242
         61,390   Nokia Oyj
                  (Telecommunications Equipment)                              1,391,229
                                                                    --------------------
                                                                              3,372,471
Germany - 3.4%
        215,500   Infonet Services Corporation, Class B+
                  (Information Technology Services)                           1,831,750
         29,090   SAP AG (Package Software)                                   4,011,598
                                                                    --------------------
                                                                              5,843,348
Israel - 1.5%
         51,850   Check Point Software Technologies Ltd.+                     2,628,277
                  (Internet Software Services)
Japan - 3.0%
            476   Nippon Telegraph and Telephone Corporation+
                  (Major Telecommunications)                                  2,480,260
            161   NTT DoCoMo, Inc.+
                  (Wireless Telecommunications)                               2,800,673
                                                                    --------------------
                                                                              5,280,933
Korea - 2.1%
        164,800   Korea Telecom Corporation, Sponsored ADR+
                  (Major Telecommunications)                                  3,622,304
Netherlands - 2.2%
        113,100   VNU N.V.+ (Publishing: Books/Magazines)                     3,829,792
Norway - 2.1%
        891,300   Telenor A/S (Major Telecommunications)                      3,676,232
Portugal - 2.3%
        185,200   Portugal Telecom, SGPS, S.A.+
                  (Major Telecommunications)                                  1,291,876
        333,805   Telecel-Comunicacoes Pessoais S.A.+ (Wireless
                  Telecommunications)                                         2,726,922
                                                                    --------------------
                                                                              4,018,798
Spain - 1.6%
        136,300   Sogecable S.A.+ (Cable/Satellite Television)                 2,739,234

Sweden - 0.7%
        621,800   Song Networks Holding AB
                  (Specialty Telecommunications)                              1,292,010
United Kingdom - 9.2%
         56,600   Amdocs Ltd.+(Data Processing Services)                      3,047,910
        390,300   British Telecommunications PLC+
                  (Major Telecommunications)                                  2,455,604
        403,100   EMI Group PLC+(Movies/Entertainment)                        2,272,162
        537,700   Energis PLC+
                  (Major Telecommunications)                                  1,448,227
        169,900   FLAG Telecom Holdings Ltd.+@@
                  (Specialty Telecommunications)                                729,720
        180,578   Pearson PLC+
                  (Publishing: Books/Magazines)                               2,977,947
      1,357,579   Vodafone AirTouch PLC+
                  (Wireless Telecommunications)                               2,996,870
                                                                    --------------------
                                                                             15,928,440
United States - 52.6%
        124,400   Allegiance Telecom, Inc.+
                  (Specialty Telecommunications)                              1,865,378
        120,800   AOL Time Warner, Inc.
                  (Media Conglomerates)                                       6,402,400
         56,400   Applied Materials, Inc.
                  (Electronic Production Equipment)                           2,802,516
        147,300   AT&T Wireless Group
                  (Wireless Telecommunications)                               2,408,355
         76,100   BMC Software, Inc.
                  (Computer Processing Hardware)                              1,715,294
        169,200   Cadence Design Systems, Inc.+
                  (Package Software)                                          3,152,196
         51,700   Capstone Turbine Corporation+@@
                  (Electrical Products)                                       1,152,910
          8,400   CIENA Corporation+
                  (Telecommunications Equipment)                                318,864
        200,256   Cisco Systems, Inc. +
                  (Computer Communications)                                   3,642,657
         33,200   Comverse Technology, Inc.+ (Telecommunications
                  Equipment)                                                  1,904,518
        109,800   Convergys Corporation +
                  (Miscellaneous Commercial Service)                          3,321,450
         94,200   Corning, Inc. +
                  (Telecommunications Equipment)                              1,574,082
         99,400   Dell Computer Corporation+@@
                  (Computer Processing Hardware)                              2,606,765
        228,500   Dobson Communications Corporation, Class A +
                  (Wireless Telecommunications)                               3,860,507
        58,700    EMC Corporation (Computer Peripherals) +                    1,705,235
        39,200    Enron Corporation (Oil & Gas Pipelines)                     1,920,800


                                       54
    The accompanying notes are an integral part of these financial statments

SHARES                                                                    VALUE (NOTE 1)
COMMON STOCKS -  CONTINUED
UNITED STATES - CONTINUED
         85,800   Extreme Networks, Inc.+
                  (Computer Communications)                      $            2,518,659
        332,115   Global Crossing Ltd.+
                  (Specialty Telecommunications)                              2,869,474
        112,300   Intel Corporation+(Semiconductors)                          3,298,812
         39,300   International Business Machines Corporation
                  (Computer Processing Hardware)                              4,440,900
        128,500   KPMG Consulting, Inc. +
                  (Information Technology Services)                           1,969,262
        128,800   Manugistics Group, Inc. +
                  (Package Software)                                          3,229,660
        502,700   McLeodUSA, Inc., Class A +
                  (Specialty Telecommunications)                              2,262,150
        110,900   Micron Technology, Inc. (Semiconductors)                    4,557,990
         74,000   Microsoft Corporation +
                  (Package Software)                                          5,306,910
         73,000   PeopleSoft, Inc. +(Package Software)                        3,584,300
        120,500   Qwest Communications International, Inc.
                  (Specialty Telecommunications)                              3,840,335
         98,500   SBC Communications, Inc.+
                  (Major Telecommunications)                                  3,945,910
        142,800   Sprint Corporation (PCS Group)+
                  (Wireless Telecommunications)                               3,448,620
         73,000   Teradyne, Inc. +
                  (Electronic Production Equipment)                           2,416,300
         56,400   Texas Instruments, Inc.+ (Semiconductors)                   1,776,600
         43,100   Time Warner Telecom, Inc., Class A+ (Specialty
                  Telecommunications)                                         1,446,221
                                                                    --------------------
                                                                             91,266,030


TOTAL COMMON STOCKS
(Cost $189,556,830)                                                         149,256,807
                                                                    --------------------

PREFERRED STOCK - 0.8%
Brazil - 0.8%
         33,900   Telemig Celular Participacoes S.A., ADR +
                  (Wireless Telecommunications)
                  (Cost $2,079,228)                                           1,400,070
                                                                    --------------------

MONEY MARKET FUND - 0.0%@
         55,024   J.P. Morgan Vista Federal Money Market Fund
                  (Cost $55,024)                                 $               55,024
                                                                    --------------------
NUMBER OF RIGHTS

RIGHTS - 0.0%@
Portugal - 0.0%@
        185,200   Portugal Telecom, SGPS, S.A.
                  (Major Telecommunications)
                  (Cost $0)                                                      25,085
                                                                    --------------------

TOTAL SECURITIES
(Cost $191,691,082)                                                         150,736,986
                                                                    --------------------
PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 13.1%
$      22,684,000 Agreement with Greenwich Capital Markets,
                  Tri-Party, 4.15% dated 6/29/01, to be
                  repurchased at $22,691,845 on 7/02/01,
                  collateralized by $23,137,773 market value of
                  U.S. government and mortgage-backed
                  securities, having various maturities and
                  interest rates
                  (Cost $22,684,000)                                         22,684,000
                                                                    --------------------

TOTAL INVESTMENTS - 99.9%
(Cost $214,375,082*)                                                        173,420,986


OTHER ASSETS AND LIABILITIES - 0.1%
(Net)                                                                           202,724
                                                                    --------------------
NET ASSETS - 100.0%                                              $          173,623,710
                                                                    ====================

*Aggregate cost for federal tax purposes is $220,603,945. Please refer to page
 92 for Endnotes and Abbreviations.


                                       55
    The accompanying notes are an integral part of these financial statments

                              THE MONTGOMERY FUNDS
                              EMERGING MARKETS FUND
                              PORTFOLIO HIGHLIGHTS


                 PORTFOLIO MANAGEMENT
-------------------------------------------------------
Josephine Jimenez, CFA            Sr. Portfolio Manager
Frank Chiang                          Portfolio Manager

                    FUND PERFORMANCE
-------------------------------------------------------
              Average annual total returns
              for the period ended 6/30/01
-------------------------------------------------------
            MONTGOMERY EMERGING MARKETS FUND
Since inception (3/1/92)                          0.02%
One year                                        (25.91)%
Five years                                      (8.08)%
-------------------------------------------------------
            MSCI EMERGING MARKETS FREE INDEX
Since 3/1/92                                      1.67%
One year                                        (25.82)%
Five years                                      (6.40)%
-------------------------------------------------------

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Fund performance presented is for Class R shares.


[CHART]

GROWTH OF A $10,000 INVESTMENT

             Montgomery Emerging      MSCI Emerging Markets    Lipper Emerging Markets
                Markets Fund                Free Index(1)           Funds Average(2)
Jan 01              $11,619                $13,502                    $12,689
Feb                 $10,483                $12,445                    $11,706
March                $9,483                $11,223                    $10,622
April               $10,000                $11,777                    $11,225
May                 $10,438                $11,918                    $11,554
June                $10,023                $11,673                    $11,328

(1) The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged, capitalization- weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.

(2) The Lipper Emerging Markets Funds Average universe consists of six funds.

INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE YEAR ENDED JUNE 30, 2001?

A: The Fund produced a total return of -25.91% over the period, compared with -25.82% for its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

Q: WHAT MAIN FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A: The Fund suffered significant underperformance in the first quarter of 2001 following the February financial crisis in Turkey, which had a negative impact on our holdings in Turkish financial companies. A sharp price recovery in semiconductor shares in Taiwan, where the Fund was underweighted, also affected performance. Our move into banking and finance shares in Thailand at the beginning of the year reflected our positive view of the new government's plan to deal with bad bank debt. Our view was reversed early in the second quarter, however, after other measures, including an attack on the independence of that country's central bank, led to a deterioration of the investment climate.

Our decision to overweight our position in Mexico produced benefits for the Fund, particularly after Citicorp's announcement in May of a takeover bid for Grupo Financiero Banamex, our top holding in value terms, which rose by more than 30% during the month. Other Mexican holdings, including consumer play Fomento Economico Mexicano, also outperformed the index.

We also benefited from our underweighting in Southeast Asia, where political concerns have led equity markets to perform poorly in the first half of 2001. In Asia we have emphasized exposure to China/Hong Kong, where liquidity flows and optimism over China's impending entry into the World Trade Organization have caused share markets to rally during the same period.

Q: HAVE YOU MADE ANY SIGNIFICANT CHANGES TO THE FUND?

A: We have substantially reduced our weighting in the Argentine and Brazilian markets, reflecting the continued risk of government debt default in Argentina, as well as pressures on the Brazilian currency resulting from heavy foreign debt repayments in the spring and summer of 2001 and the energy shortage due to low rainfall.

All of our Turkish equity holdings have been eliminated in the wake of the February financial crisis, in the belief that Turkey's macroeconomic situation will remain unfavorable for the foreseeable future. Following Greece's entry into the European Monetary Union, which led to that country's removal from the MSCI Emerging Markets Free Index, we have also reduced our holdings in Greek equities.

We have significantly increased our holdings in South Africa in recent months, with the accumulation of shares in Anglo American PLC and Impala Platinum, reflecting

                        Call toll-free 800.572.FUND [3863]
our positive outlook for the underlying metals market. We have also been accumulating selected semiconductor stocks in South Korea and Taiwan, based on our assessment that the global chip market is currently near a cyclical trough and should begin to recover toward the end of the year.

Q: WHERE DO YOU BELIEVE OPPORTUNITIES IN THE EMERGING MARKETS WILL BE IN THE SECOND HALF OF 2001 AND BEYOND?

A: In Asia we expect sentiment toward tech stocks to improve toward year end in line with earnings recovery in the chip market, and we have positioned the Fund to benefit from appreciation in Asian semiconductor shares such as Samsung Electronics and Taiwan Semiconductor Manufacturing. Certain telecom companies, particularly China Mobile, are attractive based on their exposure to a rapidly growing domestic market. We also believe that the Federal Reserve Board's recent reductions in U.S. interest rates will benefit banking and real estate shares in certain Asian markets, such as Hong Kong, where local rates are closely tied to U.S. monetary policy.

In Latin America we continue to focus on Mexico, where we believe strong growth in the gross domestic product offers attractive potential for companies with a focus on domestic consumer demand. Although we have recently taken a profit in some Mexican shares that we believed to be fully valued, we remain significantly overweighted in the market.

Our bullish outlook on natural resources prices has led us to take positions in emerging markets commodity plays, particularly oil companies such as Russia's Lukoil and China/Hong Kong-listed CNOOC and PetroChina, which offer exposure to the oil market at much lower valuations than those of their developed-country counterparts.

                    TOP TEN HOLDINGS
----------------------------------------------------------
          (as a percentage of total net assets)
Fomento Economico Mexicano S.A. de C.V.,             5.0%
Sponsored ADR
Samsung Electronics Company Ltd.                     3.7%
Mobile Telesystems, Sponsored ADR                    3.3%
Hindalco Industries Ltd.                             3.3%
Anglo American PLC                                   3.0%
Korea Electric Power Corporation                     2.9%
United Microelectronics                              2.9%
Corporation Ltd.
Impala Platinum Holdings Ltd.                        2.8%
Grupo Financiero Banamex Accival S.A. de             2.7%
C.V., Series B-Banacci
Lukoil, Sponsored ADR                                2.7%

                   TOP FIVE COUNTRIES
----------------------------------------------------------
          (as a percentage of total net assets)
Mexico                                              18.7%
South Africa                                        12.4%
Korea                                               10.5%
China/Hong Kong                                      9.3%
Taiwan                                               8.6%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

                            Visit montgomeryfunds.com

                              THE MONTGOMERY FUNDS
                             EMERGING MARKETS FUND
                                  INVESTMENTS

PORTFOLIO INVESTMENTS

June 30, 2001 (Audited)

SHARES                                                                            VALUE (NOTE 1)
COMMON STOCKS - 94.0%
Argentina - 1.0%
        111,000   Grupo Financiero Galicia S.A., ADR (Regional
                  Banks)                                         $                    1,621,710
Brazil - 4.2%
         80,900   Empresa Bras de Aeronautica S.A., Sponsored
                  ADR (Aerospace/Defense)                                             3,159,145
         95,300   Petroleo Brasileiro S.A.+ (Integrated Oil)                          2,490,678
        165,400   Tele Centro Oeste Celular Participacoes S.A.,
                  ADR (Wireless Telecommunications)                                   1,430,710
                                                                    ----------------------------
                                                                                      7,080,533
China/Hong Kong - 9.3%
        161,000   Cheung Kong (Holdings) Ltd.+
                  (Real Estate Development)                                           1,754,532
        744,000   China Mobile (Hong Kong) Ltd.+
                  (Wireless Telecommunications)                                       3,929,947
        141,300   China Mobile (Hong Kong) Ltd., Sponsored ADR +
                  (Wireless Telecommunications)                                       3,785,427
        974,000   CNOOC Ltd.+ (Oil & Gas Production)                                    924,075
         13,800   CNOOC Ltd., ADR +
                  (Oil & Gas Production)                                                261,510
         82,000   Hutchison Whampoa Ltd.
                  (Industrial Conglomerates)                                            827,906
     15,679,000   PetroChina Company Ltd, Class H (Integrated
                  Oil)                                                                3,256,491
         94,000   Sun Hung Kai Properties Ltd.+
                  (Real Estate Development)                                             846,624
                                                                    ----------------------------
                                                                                     15,586,512
Czech Republic - 1.8%
        108,800   Komercni Banka A.S.+ (Regional Banks)                               2,942,381
Egypt - 1.9%
         78,100   Al-Ahram Beverages Company, GDR + ++(Beverages:
                  Alcoholic)                                                            898,150
        156,040   Egyptian Company for Mobile Services+ (Wireless
                  Telecommunications)                                                 2,337,798
                                                                    ----------------------------
                                                                                      3,235,948
Greece - 1.8%
        336,500   Cosmote S.A. (Regional Banks)                                       3,019,559
Hungary - 1.0%
         33,200   OTP Bank Rt. (Regional Banks)                                       1,723,293
India - 6.8%
          1,000   Cummins India Ltd.+ (Auto Parts: O.E.M.)                                1,081
        305,995   Hindalco Industries Ltd.+ (Aluminum)                                5,427,769
         21,915   Infosys Technologies Ltd.+                                          1,752,338
                  (Package Software)
SHARES                                                                            VALUE (NOTE 1)
India - continued
        437,200   Reliance Industries Ltd.
                  (Chemicals: Major Diversified)                 $                    3,434,213
            150   State Bank of India+ (Regional Banks)                                     703
             10   Tata Engineering & Locomotive Company Ltd.+
                  (Motor Vehicles)                                                           13
         58,900   Videsh Sanchar Nigam Ltd., Sponsored ADR+
                  (Major Telecommunications)                                            789,260
                                                                    ----------------------------
                                                                                     11,405,377
Indonesia - 0.6%
      3,750,000   PT Telekomunikasi Indonesia
                  (Specialty Telecommunications)                                      1,053,556
Israel - 2.3%
        475,100   Bezeq Israeli Telecommunication Corporation
                  Ltd.+
                  (Major Telecommunications)                                            713,220
         60,850   Check Point Software Technologies Ltd.+
                  (Internet Software Services)                                        3,084,486
                                                                    ----------------------------
                                                                                      3,797,706
Korea - 10.5%
         61,450   Hyundai Motor Company Ltd.
                  (Motor Vehicles)                                                    1,337,205
        259,580   Korea Electric Power Corporation
                  (Electric Utilities)                                                4,830,324
         15,800   Korea Telecom Corporation
                  (Major Telecommunications)                                            631,757
         46,500   Korea Telecom Corporation, Sponsored ADR
                  (Major Telecommunications)                                          1,022,070
         52,400   Pohang Iron & Steel Company Ltd., Sponsored
                  ADR (Steel)                                                         1,033,328
         42,069   Samsung Electronics Company Ltd. (Electronic
                  Equipment/Instruments)                                              6,210,879
        247,590   Shinhan Bank (Regional Banks)                                       2,541,581
                                                                    ----------------------------
                                                                                     17,607,144
Malaysia - 1.3%
        315,000   Malayan Banking Berhad (Major Banks)                                  853,816
      1,939,600   Public Bank Berhad (Regional Banks)                                 1,332,199
                                                                    ----------------------------
                                                                                      2,186,015
Mexico - 18.7%
        111,200   America Movil S.A. de C.V., Series L, ADR
                  (Wireless Telecommunications)                                       2,319,632
        215,800   Apasco S.A. de C.V. (Construction Materials)                        1,144,448
         84,820   Cemex S.A. de C.V., Sponsored ADR
                  (Construction Materials)                                            2,247,730
      1,359,000   Controladora Comercial Mexicana S.A. de C.V.
                  (Department Stores)                                                 1,265,757


                                       58
   The accompanying notes are an integral part of these financial statements

SHARES                                                                            VALUE (NOTE 1)
COMMON STOCKS - continued
Mexico - continued
        256,769   Corporacion Interamericana de Entretenimento
                  S.A., Series B + (Advertising/Marketing
                  Services)                                      $                    1,062,424
        193,900   Fomento Economico Mexicano S.A. de C.V.,
                  Sponsored ADR
                  (Beverages: Alcoholic)                                              8,300,859
        290,700   Grupo Carso S.A. de C.V., Series A1 +
                   (Textiles)                                                           863,974
      1,743,600   Grupo Financiero Banamex Accival S.A. de C.V.,
                  Series B-Banacci (Regional Banks)                                   4,517,448
         60,500   Grupo Televisa S.A., Sponsored ADR +
                  (Broadcasting)                                                      2,420,605
        121,380   Telefonos de Mexico S.A., Sponsored ADR + (Major
                  Telecommunications)                                                 4,259,224
      1,041,200   Wal-Mart de Mexico S.A. de C.V. (Discount
                  Stores)                                                             2,829,911
                                                                    ----------------------------
                                                                                     31,232,012
Pakistan - 0.0%@
            591   Engro Chemical Pakistan
                  (Chemicals: Agricultural)                                                 528
Peru - 1.0%
         90,000   Compania de Minas Buenaventura S.A., ADR
                  (Precious Metals)                                                   1,659,600
              1   Ferreyros Enrique S.A., ADR +
                  (Trucks/Construction/Farm Machine)                                         --
                                                                    ----------------------------
                                                                                      1,659,600
Philippines - 2.1%
        610,200   Bank of the Philippine Islands(b)
                  (Regional Banks)                                                      849,682
      1,456,000   Manila Electric Company, Series B +
                  (Electric Utilities)                                                1,541,402
         81,900   Philippine Long Distance Telephone Company,
                  Sponsored ADR
                  (Specialty Telecommunications)                                      1,150,695
                                                                    ----------------------------
                                                                                      3,541,779
Poland - 0.8%
        304,500   Telekomunikacja Polska S.A.
                  (Major Telecommunications)                                          1,334,326
Russia - 6.0%
         94,500   Lukoil, Sponsored ADR(b) (Integrated Oil)                           4,512,375
        198,700   Mobile Telesystems, Sponsored ADR + (Wireless
                  Telecommunications)                                                 5,444,380
                                                                    ----------------------------
                                                                                      9,956,755

South Africa - 12.4%
        190,100   ABSA Group Ltd.+ (Regional Banks)                                     893,980
      1,687,700   African Bank Investments Ltd.(b)
                  (Regional Banks)                                                    1,918,651
         89,400   Anglo American Platinum Corporation Ltd.
                  (Precious Metals)                                                   3,987,600
        337,171   Anglo American PLC
                  (Other Metals/Minerals)                                             5,010,269
         92,430   Impala Platinum Holdings Ltd. (Precious
                  Metals)                                                             4,634,936
              1   Liberty Life Association of Africa Ltd.
                   (Life/Health Insurance)                                                    7
         18,970   Pepsi International Bottlers(a)@@
                   (Beverages: Non-Alcoholic)                                            33,387
        458,336   Sasol Ltd. (Chemicals: Major Diversified)                           4,191,230
                                                                    ----------------------------
                                                                                     20,670,060
Taiwan - 8.6%
      1,366,250   Compal Electronics, Inc.
                  (Computer Processing Hardware)                                      1,468,233
        396,000   Delta Electronics, Inc.+
                  (Electronic Equipment/Instruments)                                    977,636
        578,000   Hon Hai Precision Industry Company Ltd. +
                  (Computer Peripherals)                                              3,038,571
      2,213,834   Taiwan Semiconductor Manufacturing Company
                  Ltd. + (Semiconductors)                                             4,115,172
      3,632,600   United Microelectronics Corporation Ltd. +
                  (Semiconductors)                                                    4,821,662
                                                                    ----------------------------
                                                                                     14,421,274
Thailand - 1.3%
         84,900   Advanced Info Service Public Company Ltd.+
                  (Wireless Telecommunications)                                         904,349
        452,800   PTT Exploration and Production Public Company
                  Ltd. (Oil & Gas Production)                                         1,250,829
                                                                    ----------------------------
                                                                                      2,155,178
United Kingdom - 0.0%@
              1   Liberty International PLC +
                  (Finance/Rental/Leasing)                                                    8
Venezuela - 0.6%
         42,200   Compania Anonima Nacional Telefonos de
                  Venezuela, ADR
                  (Major Telecommunications)                                            989,168

TOTAL COMMON STOCKS
(Cost $163,799,497)                                                                 157,220,422
                                                                    ----------------------------

PREFERRED STOCKS - 3.9%
Brazil - 3.9%
      1,636,000   Itausa Investimentos Itau S.A.                                      1,464,332
                  (Industrial Conglomerates)
        106,200   Petroleo Brasileiro S.A. (Integrated Oil)                           2,491,305
    112,102,580   Tele Norte Leste Participacoes S.A. (Specialty                      1,716,974
                  Telecommunications)
         18,200   Telemig Celular Participacoes S.A., ADR
                  (Wireless Telecommunications)                                         751,660


The accompanying notes are an integral part of these financial statements.
                                       59

SHARES                                                                            VALUE (NOTE 1)
PREFERRED STOCKS - continued
Brazil - continued
        487,888   Vale do Rio Doce, Series B @@
                  (Other Metals/Minerals)                        $                            2
                                                                    ----------------------------

TOTAL PREFERRED STOCKS
(Cost $7,688,253)                                                                     6,424,273
                                                                    ----------------------------

MONEY MARKET FUND - 0.3%
        480,865   J.P. Morgan Vista Federal Money Market Fund
                  (Cost $480,865)                                                       480,865
                                                                    ----------------------------

TOTAL SECURITIES
(Cost $171,968,615)                                                                 164,125,560
                                                                    ----------------------------
PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 2.4%
     $4,052,000   Agreement with Countrywide, Tri-Party, 4.15%
                  dated 6/29/01, to be repurchased at
                  $4,053,401, on 7/02/01, collateralized by
                  $4,133,040 market value of U.S. government and
                  mortgage-backed securities, having various
                  maturities and interest rates
                  (Cost $4,052,000)                                                   4,052,000
                                                                    ----------------------------

TOTAL INVESTMENTS - 100.6%
(Cost $176,020,615*)                                                                168,177,560

OTHER ASSETS AND LIABILITIES - (0.6)%
(Net)                                                                                  (994,758)
                                                                    ----------------------------
NET ASSETS - 100.0%                                              $                  167,182,802
                                                                    ============================

*Aggregate cost for federal tax purposes is $179,328,902. Please refer to page
 92 for Endnotes and Abbreviations.


   The accompanying notes are an integral part of these financial statements

                              THE MONTGOMERY FUNDS
                                EMERGING MARKETS
                                  20 PORTFOLIO
                              PORTFOLIO HIGHLIGHTS


INVESTMENT REVIEW

Q: HOW DID THE PORTFOLIO PERFORM DURING THE YEAR ENDED JUNE 30, 2001?

A: The Portfolio produced a total return of -15.26% during the period, compared with -25.82% for its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

In recognition of its consistently strong long-term risk-adjusted performance, the Portfolio was awarded an overall five-star rating by Morningstar for the period ended June 30, 2001, among 1,313 international equity funds.*

Q: WHAT FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

A: The Portfolio suffered significant underperformance in the first quarter of 2001 following the sharp increase in semiconductor shares in Taiwan, where we did not have any exposure. Our move into banking and finance shares in Thailand at the beginning of the year, which reflected our positive view of the new government's plan to deal with bad bank debt, was reversed early in the second quarter after other measures, including an attack on the independence of that country's central bank, led to a deterioration of the investment climate.

We benefited from our position in Mexico and particularly from Citigroup's suc-cessful takeover bid in May for Grupo Financiero Banamex, our top holding in value terms, which rose by more than 30% during the month. Other Mexican holdings, including consumer play Fomento Economico Mexicano, also outperformed the index.

We also gained from our underweighting in Southeast Asia, where political concerns led equity markets to perform poorly in the first half of 2001. Market trends in emerging Asia were dominated by the bullish trend of China/Hong Kong shares, which have profited from optimism on China's expected entry into the World Trade Organization around the end of this year.

Q: HAVE YOU MADE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO?
A: We have substantially reduced our weighting in the Brazilian market, reflecting the continued risk of government debt default in Argentina and the potential for destructive effects in Brazil, pressures on the Brazilian currency resulting from heavy foreign debt repayments in the spring and summer of 2001, and the energy shortage due to scant rainfall.

All of our Turkish equity holdings have been eliminated in the wake of the February financial crisis in that country, in the belief that Turkey's macroeconomic situation will remain unfavorable for the foreseeable future. We have significantly increased our holdings in South Africa in recent months, with the additional accumulation of shares in Anglo American PLC and Impala Platinum, reflecting our positive outlook for the underlying metals market. We have also been accumulating selected semiconductor stocks in South Korea and Taiwan, based on our

                 PORTFOLIO MANAGEMENT
-------------------------------------------------------
Josephine Jimenez, CFA            Sr. Portfolio Manager

                     PORTFOLIO PERFORMANCE
-------------------------------------------------------
                 Average annual total returns
                 for the period ended 6/30/01
-------------------------------------------------------

           MONTGOMERY EMERGING MARKETS 20 PORTFOLIO
Since inception (12/31/97)                       11.33%
One year                                        (15.26)%
Three years                                      15.94%
-------------------------------------------------------

               MSCI EMERGING MARKETS FREE INDEX
Since 12/31/97                                   (4.60)%
One year                                        (25.82)%
Three years                                       1.48%
-------------------------------------------------------

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Fund performance presented is for Class R shares.

[CHART]

GROWTH OF A $10,000 INVESTMENT

           Montgomery Emerging Markets    MSCI Emerging Markets    Lipper Emerging Markets
                  20 Portfolio                  Free Index(1)           Funds Average(2)
Jan 01              $15,090                      $9,808                    $9,925
Feb                 $14,233                      $9,040                    $9,156
March               $13,268                      $8,152                    $8,308
April               $13,937                      $8,565                    $8,780
May                 $14,438                      $8,657                    $9,037
June                $13,755                      $8,480                    $8,480

(1) The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged, capitalization- weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.

(2) The Lipper Emerging Markets Funds Average universe consists of 210 funds.

                        Call toll-free 800.572.FUND [3863]
assessment that the global chip market is currently near a cyclical trough and should begin to recover toward year end.

Q: WHERE DO YOU SEE OPPORTUNITIES IN THE EMERGING MARKETS IN THE SECOND HALF OF 2001 AND BEYOND?

A: In Asia we expect sentiment toward tech stocks to improve toward year end in line with earnings in the chip market, and we have positioned the Portfolio by holding shares in Samsung Electronics. Certain telecom companies, particularly China Mobile, are attractive based on their exposure to a rapidly growing domestic market. We also believe that the Federal Reserve Board's recent reductions in U.S. interest rates will benefit banking and real estate shares in certain Asian markets, such as Hong Kong, where local rates are closely tied to U.S. monetary policy.

In Latin America we continue to focus on Mexico, where we believe strong growth in the gross domestic product offers attractive potential for companies with a focus on domestic consumer demand. Although we have recently taken a profit in some Mexican shares that we believed to be fully valued, we remain overweighted in that market.

Our bullish outlook on natural resources prices has led us to take positions in emerging markets commodity plays, particularly oil companies such as Russia's Lukoil and China/Hong Kong-listed PetroChina, which offer exposure to the oil market at valuations much lower than those of their developed-country counterparts.

                    TOP TEN HOLDINGS
--------------------------------------------------------
         (as a percentage of total net assets)
Samsung Electronics Company Ltd.                    5.0%
Petroleo Brasileiro S.A.                            4.7%
Fomento Economico Mexicano S.A.                     4.7%
de C.V.
China Mobile (Hong Kong) Ltd., Sponsored            4.6%
ADR
PetroChina Company Ltd., Class H                    4.5%
Lukoil, Sponsored ADR                               4.5%
Sasol Ltd.                                          4.3%
Impala Platinum Holdings Ltd.                       4.3%
Anglo American PLC                                  4.3%
Mobile Telesystems, Sponsored ADR                   4.0%

                  TOP FIVE COUNTRIES
--------------------------------------------------------
        (as a percentage of total net assets)
Mexico                                             33.5%
South Africa                                       12.9%
China/Hong Kong                                     9.1%
Russia                                              8.5%
Brazil                                              7.6%

Because the Emerging Markets 20 Portfolio concentrates its assets in relatively few holdings (generally 20 to 30), shareholders may be exposed to greater risks than with more-diversified funds.

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

* Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance as of 6/30/01. Ratings are sub-ject to change monthly, and past performance is no guarantee of future results. Morningstar ratings on U.S.-domiciled funds are calculated from a fund's three-, five- and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Ratings are for Class R shares only; other classes may vary.

                            Visit montgomeryfunds.com

                              THE MONTGOMERY FUNDS
                         EMERGING MARKETS 20 PORTFOLIO
                                  INVESTMENTS

PORTFOLIO INVESTMENTS

June 30, 2001 (Audited)

SHARES                                                                VALUE (NOTE 1)
COMMON STOCKS - 90.4%
BRAZIL - 7.6%
             7,500 Empresa Bras de Aeronautica S.A., Sponsored
                   ADR (Aerospace/Defense)                          $       292,875
            18,360 Petroleo Brasileiro S.A.+ (Integrated Oil)               479,841
                                                                    ---------------
                                                                            772,716
CHINA/HONG KONG - 9.1%
            17,300 China Mobile (Hong Kong) Ltd., Sponsored
                   ADR + (Wireless Telecommunications)                      463,467
         2,220,000 PetroChina Company Ltd., Class H
                   (Integrated Oil)                                         461,089
                                                                    ---------------
                                                                            924,556
CZECH REPUBLIC - 4.0%
            14,900 Komercni Banka A.S.+(Regional Banks)                     402,955
INDIA - 3.4%
            17,760 Hindalco Industries Ltd., Sponsored GDR
                   (Aluminum)                                               347,208
KOREA - 5.0%
             3,420 Samsung Electronics Company Ltd.
                   (Electronic Equipment/Instruments)                       504,913
MEXICO - 33.5%
            18,400 America Movil S.A. de C.V., Series L, ADR
                   (Wireless Telecommunications)                            383,824
            15,066 Cemex S.A. de C.V., Sponsored ADR
                   (Construction Materials)                                 399,252
           393,800 Controladora Comercial Mexicana S.A. de C.V.
                   (Department Stores)                                      366,781
            86,900 Corporacion Interamericana de Entretenimento
                   S.A., Series B +(Advertising/Marketing
                   Services)                                                359,563
            11,100 Fomento Economico Mexicano S.A. de C.V.,
                   Sponsored ADR
                   (Beverages: Alcoholic)                                   475,191
           101,400 Grupo Carso S.A. de C.V., Series A1 + (Textiles)         301,366
           118,300 Grupo Financiero Banamex Accival S.A. de
                   C.V., Series B-Banacci (Regional Banks)                  306,500
            10,100 Grupo Televisa S.A., Sponsored ADR +
                   (Broadcasting)                                           404,101
            11,500 Telefonos de Mexico S.A., Sponsored ADR
                   (Major Telecommunications)                               403,535
                                                                    ---------------
                                                                          3,400,113
PHILIPPINES - 6.4%
           327,000 Manila Electric Company, Series B +
                   (Electric Utilities)                                     346,180
            21,600 Philippine Long Distance Telephone Company,
                   Sponsored ADR
                   (Specialty Telecommunications)                   $       303,480
                                                                    ---------------
                                                                            649,660
RUSSIA - 8.5%
             9,600 Lukoil, Sponsored ADR(b)
                   (Integrated Oil)                                         458,400
            14,800 Mobile Telesystems, Sponsored ADR +
                   (Wireless Telecommunications)                            405,520
                                                                    ---------------
                                                                            863,920
SOUTH AFRICA - 12.9%
            29,400 Anglo American PLC
                   (Other Metals/Minerals)                                  436,876
             8,730 Impala Platinum Holdings Ltd.
                   (Precious Metals)                                        437,769
            48,000 Sasol Ltd. (Chemicals: Major Diversified)                438,934
                                                                    ---------------
                                                                          1,313,579

TOTAL COMMON STOCKS
(Cost $8,880,570)                                                         9,179,620
                                                                    ---------------

MONEY MARKET FUND - 0.0%@
               759 J.P. Morgan Vista Federal Money Market Fund
                   (Cost $759)                                                  759
                                                                    ---------------

TOTAL SECURITIES
(Cost $8,881,329)                                                         9,180,379
                                                                    ---------------
PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 10.6%
$        1,075,000 Agreement with Countrywide, Tri-Party, 4.15%
                   dated 6/29/01, to be repurchased at $1,075,372
                   on 7/02/01, collateralized by $1,096,500
                   market value of U.S. government and
                   mortgage-backed securities, having various
                   maturities and interest rates
                   (Cost $1,075,000)                                      1,075,000
                                                                    ---------------

TOTAL INVESTMENTS - 101.0%
(Cost $9,956,329*)                                                       10,255,379

OTHER ASSETS AND LIABILITIES - (1.0)%
(Net)                                                                       (99,265)
                                                                    ---------------
NET ASSETS - 100.0%                                                 $    10,156,114
                                                                    ===============


*Aggregate cost for federal tax purposes is $9,956,329. Please refer to page 92 for Endnotes and Abbreviations.

     The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                               EMERGING ASIA FUND
                              Portfolio Highlights


INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE YEAR ENDED JUNE 30, 2001?

A: The Fund produced a total return of -21.13% during the period, compared with -30.75% for its benchmark, the Morgan Stanley Capital International (MSCI) All-Country Asia Free (ex-Japan) Index.

Q: WHAT MAIN FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A: Our overweight position in China/Hong Kong relative to Southeast Asia contributed to the Fund's relative outperformance to the benchmark in the first half of 2001, a period in which the index recorded negative net returns. Rising liquidity in the China equity markets, driven partly by retail fund flow from local investors, has sparked a rally in China-associated "red chips" and H shares. Although the strongest performers, such as China Everbright and Yanzhou Coal Mining, have not tended to be companies with attractive fundamentals, many of them have strong backing from the central government and are consistent favorites with retail investors.

We also benefited from underweightings in Taiwan, whose heavy technology exposure led the market sharply downward in tandem with the decline of the U.S. Nasdaq, and in Malaysia, where political concerns and the government's unconventional economic policies have led to a drop in foreign portfolio investment. The weak performance of both these markets contributed to the Fund's relatively good showing for the year.

Q: WHICH FACTORS DETRACTED MOST FROM PERFORMANCE?

A: Our move into Thai banking and finance shares at the beginning of 2001, which reflected our positive view of the new government's economic policies, has since been reversed, and we have liquidated the holdings we accumulated earlier in the year. Although the government of Prime Minister Thaksin Shinawatra has pledged to set up asset management companies to relieve lenders of their non-performing loans, we are concerned that other recent measures, such as an attempt to remove the head of that country's central bank, reflect a populist stance that may undermine investor confidence going forward.

More broadly, the year saw clear signs that many troubled Asian economies, such as South Korea and Indonesia, have lost the momentum for structural reform that followed the 1997/98 financial crisis. Slow progress on banking and corporate reform in Korea has kept equity valuations at very low levels by international standards; and though we continue to see value in Korean shares, particularly in semiconductor producers such as Samsung Electronics, the market's recent performance has been disappointing.

Q: HAVE YOU MADE ANY SIGNIFICANT CHANGES TO THE FUND?

A: We have been accumulating shares in several of the largest state enterprise listings in China/Hong Kong, including cellular provider China Mobile and oil producer CNOOC. China Mobile's share price has fluctuated substantially during the year, but its exposure to strong gross domestic product (GDP) growth offers solid prospects for

[SIDENOTE]

-------------------------------------------------------
                 PORTFOLIO MANAGEMENT
-------------------------------------------------------
Frank Chiang                          Portfolio Manager

-------------------------------------------------------
                  FUND PERFORMANCE
-------------------------------------------------------
           Average annual total returns
           for the period ended 6/30/01
-------------------------------------------------------
          MONTGOMERY EMERGING ASIA FUND

Since inception (9/30/96)                       (4.96)%
One year                                       (21.13)%
Three years                                     10.83%
-------------------------------------------------------
   MSCI ALL-COUNTRY ASIA FREE (EX-JAPAN) INDEX

Since 9/30/96                                  (11.51)%
One year                                       (30.75)%
Three years                                      6.93%
-------------------------------------------------------
You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower.

                    GROWTH OF A $10,000 INVESTMENT

                              [CHART]

                                         MSCI All-Country         Lipper All-Pacific
               Montgomery Emerging     Asia Free (ex-Japan)        (ex-Japan) Funds
                    Asia Fund               Index (1)                 Average (2)
Jan 01                8,872                  6,785                       6,281
Feb                   8,753                  6,465                       5,940
March                 7,528                  5,733                       5,265
April                 7,794                  5,741                       5,481
May                   7,962                  5,733                       5,475
June                  7,853                  5,595                       5,346

(1) The Morgan Stanley Capital International All-Country Asia Free (ex-Japan) Index comprises equities in 11 countries in the Asia Pacific region.

(2) The Lipper All-Pacific (ex-Japan) Funds Average universe consists of 83 funds.

                        CALL TOLL-FREE 800.572.FUND[3863]
the long term. CNOOC is cheaply valued relative to developed-country oil majors, reflecting the generally attractive pricing of natural resources IPOs in China.

We have scaled back our positions in India, particularly of software developers and other high-tech firms whose shares have reached very high valuations. We have also reduced our holdings of aluminum producer Hindalco Industries, on weakness in the underlying aluminum market.

We have begun accumulating Hong Kong bank and real estate stocks, such as HSBC Holdings, Sun Hung Kai Properties and Cheung Kong Holdings, in the belief that lower U.S. interest rates will spur a recovery in the city's physical property market. Although Hong Kong's economy remains weak and high unemployment continues to discourage home buying, the affordability of residential real estate has greatly improved in recent months with the decline in local mortgage lending rates; we expect that this will eventually be reflected in stronger housing prices.

Q: WHERE DO YOU BELIEVE OPPORTUNITIES IN ASIAN EMERGING MARKETS WILL BE IN THE SECOND HALF OF 2001 AND BEYOND?

A: We expect that the larger Asian markets, specifically China/Hong Kong and India, will outperform Southeast Asia over the long term as investment flows shift toward economies with larger domestic consumer markets. China's likely entry into the World Trade Organization, expected at the end of 2001, has already sparked strong flows of inward direct investment and should help keep China's GDP growth well ahead of most other Asian economies.

On a sector basis, the semiconductor manufacturers in Korea and Taiwan are likely to look attractive later in the year, and we expect their share prices to recover in the fourth quarter following an upturn in the global chip market. The ongoing privatization of state enterprises in China is also expected to lead to new IPOs in the near future, including the listing of domestic airlines and of the Hong Kong assets of Bank of China. We will continue to monitor the flow of IPOs for listings that offer strong growth prospects at reasonable prices.

[SIDENOTE]
-------------------------------------------------------
                   TOP TEN HOLDINGS
-------------------------------------------------------
        (as a percentage of total net assets)

Cheung Kong (Holdings) Ltd.                        5.0%
China Resources Enterprises Ltd.                   4.9%
HSBC Holdings PLC                                  4.4%
China Shipping Development Company Ltd.            4.2%
Sun Hung Kai Properties Ltd.                       4.2%
Hutchison Whampoa Ltd.                             4.1%
Overseas Union Bank Ltd.                           3.8%
China Everbright Ltd.                              3.5%
Reliance Industries Ltd., Sponsored GDR            3.4%
China Mobile (Hong Kong) Ltd.                      3.3%


-------------------------------------------------------
                  TOP FIVE COUNTRIES
-------------------------------------------------------
        (as a percentage of total net assets)

China/Hong Kong                                   38.7%
Korea                                             22.8%
Singapore                                          9.9%
Taiwan                                             9.2%
Thailand                                           6.9%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Please be aware that foreign investing, particularly in a single geographical area such as the Asia Pacific region, involves certain risks, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

                           Visit montgomeryfunds.com

                              THE MONTGOMERY FUNDS
                               EMERGING ASIA FUND
                                  Investments


PORTFOLIO INVESTMENTS

June 30, 2001 (Audited)

SHARES                                                                VALUE (NOTE 1)
COMMON STOCKS - 96.0%
CHINA/HONG KONG - 38.7%
         63,000    Cheung Kong (Holdings) Ltd.+
                   (Real Estate Development)                     $           686,557
        518,000    China Everbright Ltd.
                   (Financial Conglomerates)                                 481,487
         85,500    China Mobile (Hong Kong) Ltd.+
                   (Wireless Telecommunications)                             451,627
        778,000    China Petroleum & Chemical Corporation (Oil &
                   Gas Production)                                           155,604
        394,000    China Resources Enterprises Ltd.+
                   (Real Estate Development)                                 664,261
      3,000,000    China Shipping Development Company Ltd.
                   (Marine Shipping)                                         576,938
        260,000    CNOOC Ltd.+ (Oil & Gas Production)                        246,673
         50,337    HSBC Holdings PLC
                   (Financial Conglomerates)                                 595,347
         56,000    Hutchison Whampoa Ltd.+
                   (Industrial Conglomerates)                                565,399
        400,000    Pacific Century CyberWorks Ltd.+
                   (Specialty Telecommunications)                            114,105
         64,000    Sun Hung Kai Properties Ltd.+
                   (Real Estate Development)                                 576,425
        360,000    Yanzhou Coal Mining Company Ltd. (Coal)                   166,158
                                                                     ----------------
                                                                           5,280,581

INDIA - 6.0%
         10,450    Hindalco Industries Ltd., Sponsored GDR++
                   (Aluminum)                                                204,298
          2,500    Infosys Technologies Ltd., Sponsored ADR
                   (Package Software)                                        159,375
         30,000    Reliance Industries Ltd., Sponsored GDR
                   (Chemicals: Major Diversified)                            459,900
                                                                     ----------------
                                                                             823,573

KOREA - 22.8%
         32,140    Good Morning Securities Company+ (Investment
                   Banks/Brokers)                                            127,275
         12,500    Hynix Semiconductor, Inc. GDR+ ++
                   (Semiconductors)                                          133,438
          7,260    Hyundai Motor Company Ltd.
                   (Motor Vehicles)                                          157,984
         24,000    Korea Electric Power Corporation
                   (Electric Utilities)                                      446,597
         14,900    Korea Telecom Corporation, Sponsored ADR+
                   (Major Telecommunications)                                327,502
          8,695    KT Freetel+ (Major Telecommunications)                    250,721
         20,000    Pohang Iron & Steel Company Ltd., Sponsored
                   ADR (Steel)                                               394,400
          5,000    Samsung Electronics Company GDR (Electronic
                   Equipment/Instruments)                                    383,250
         40,000    Shinhan Bank (Regional Banks)                             410,611
          3,995    Shinsegae Department Store Company (Specialty
                   Stores)                                                   288,758
          1,340    SK Telecom Company Ltd.
                   (Wireless Telecommunications)                             197,316
                                                                     ----------------
                                                                           3,117,852

MALAYSIA - 2.5%
        151,000    Tenaga Nasional Berhad (Electric Utilities)               347,697

SINGAPORE - 9.9%
        100,000    City Developments Ltd.
                   (Real Estate Development)                                 386,937
        100,000    Overseas Union Bank Ltd.+
                   (Regional Banks)                                          518,661
         40,352    Singapore Press Holdings Ltd.
                   (Publishing: Newspapers)                                  442,942
                                                                     ----------------
                                                                           1,348,540

TAIWAN - 9.2%
         54,000    Delta Electronics, Inc.+
                   (Electronic Equipment/Instruments)                        133,314
         50,000    Hon Hai Precision Industry Company Ltd.+
                   (Computer Peripherals)                                    262,852
        156,800    Taiwan Semiconductor Manufacturing Company
                   Ltd.+ (Semiconductors)                                    291,467
        300,000    United Microelectronics Corporation Ltd.+
                   (Semiconductors)                                          398,199
        196,300    Yageo Corporation+
                   (Electronic Components)                                   168,192
                                                                     ----------------
                                                                           1,254,024

THAILAND - 6.9%
      1,750,000    Industrial Finance Corporation of Thailand+
                   (Finance/Rental/Leasing)                                  282,320
        133,200    PTT Exploration and Production Public Company
                   Ltd. (Oil & Gas Production)                               367,956
        400,000    Shinawatra Satellite Public Company Ltd.+
                   (Telecommunications Equipment)                            287,293
                                                                     ----------------
                                                                             937,569

TOTAL COMMON STOCKS
(Cost $13,512,424)                                                        13,109,836
                                                                     ----------------

MONEY MARKET FUND - 0.0%@
            753    J.P. Morgan Vista Federal Money Market Fund
                   (Cost $753)                                                   753
                                                                     ----------------

  The accompanying notes are an integral part of these financial statements.

PRINCIPAL AMOUNT                                                      VALUE (NOTE 1)
TOTAL SECURITIES
(Cost $13,513,177)                                               $        13,110,589
                                                                     ----------------
REPURCHASE AGREEMENT - 3.7%
$       509,000    Agreement with Countrywide, Tri-Party, 4.15%
                   dated 6/29/01, to be repurchased at $509,176
                   on 7/02/01, collateralized by $519,180 market
                   value of U.S. government and mortgage-backed
                   securities, having various maturities and
                   interest rates (Cost $509,000)                            509,000
                                                                     ----------------

TOTAL INVESTMENTS - 99.7%
(Cost $14,022,177*)                                                       13,619,589

OTHER ASSETS AND LIABILITIES - 0.3%
(Net)                                                                         38,484
                                                                     ----------------

NET ASSETS - 100.0%                                              $        13,658,073
                                                                     ================

* Aggregate cost for federal tax purposes is $14,502,641.
Please refer to page 92 for Endnotes and Abbreviations.

  The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                             TOTAL RETURN BOND FUND
                              Portfolio Highlights


INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE YEAR ENDED JUNE 30, 2001?

A: During a profitable year for bond investors, the Fund performed on par with its benchmark. For the 12-month period, the Fund returned 11.06%, versus 11.23% for the benchmark Lehman Brothers Aggregate Bond Index. In addition, the Fund performed well against the Lipper Intermediate Investment-Grade Debt Funds Average, which returned 10.17% for the period.

Q: WHAT WAS THE BOND MARKET ENVIRONMENT LIKE OVER THE PAST 12 MONTHS?

A: During the second half of 2000, bond market investors fled to higher-quality sectors due to difficulties encountered by corporate bonds. Those securities struggled with deteriorating credit quality among high-yield issues and concerns that slower economic growth could curtail corporate profits. Several firms lost their investment-grade ratings and fell to below-investment-grade status. Liquidity in the corporate market dried up as investors sought higher-quality bonds in all market segments.

The situation changed in the first six months of 2001. Nearly all sectors of the bond market were buoyed by the transfusion of liquidity and confidence brought on by a series of aggressive cuts in interest rates by the Federal Reserve Board. From the first days of 2001--when the Fed surprised the market by implementing a 50 basis point cut in the benchmark federal funds rate--through the end of June 2001, the Fed steadily lowered rates to prevent the economy from falling into recession. Because interest rates and bond prices move in opposite directions, these actions helped spur significant price appreciation among bonds, especially those non-Treasury investments that had fared poorly through the bond market difficulties of late 2000.

Q: HOW DID YOUR MANAGEMENT ENABLE THE FUND TO POST SUCH A STRONG RELATIVE PERFORMANCE?

A: We positioned the Fund to take advantage of some of the best opportunities as the situation evolved. The Fund's strong relative performance in the latter half of 2000 was driven primarily by our defensive positioning in the corporate sector and a significant overweighting relative to the benchmark in solid-performing bonds issued by energy companies. Using our bottom-up security selection process, we were well positioned to benefit from the "flight to quality" and avoided those bonds that were experiencing credit problems. In the energy sector, we targeted companies exposed to natural gas, the prices of which rose due to a lack of supply.

During the first half of 2001, we were able to add value and performance through our positioning in mortgage-backed securities, which were experiencing a refinancing wave. With interest rates on the decline, mortgage holders looked to pay off their loans early to take advantage of lower prevailing rates. Such increased prepayment activity is a negative for holders of mortgage-backed securities like the Fund, who are left to reinvest the assets in securities offering lower yields. We were able to insulate the Fund from the deleterious effects of increased refinancing, however, by buying mortgages that, through their inherent structure, offered some

[SIDENOTE]
----------------------------------------------------------------------
                 PORTFOLIO MANAGEMENT
----------------------------------------------------------------------
William Stevens                               Senior Portfolio Manager
Marie Chandoha                                       Portfolio Manager

----------------------------------------------------------------------
                          FUND PERFORMANCE
----------------------------------------------------------------------
                    Average annual total returns
                    for the period ended 6/30/01
----------------------------------------------------------------------
                  MONTGOMERY TOTAL RETURN BOND FUND

Since inception (6/30/97)                                        7.47%
One year                                                        11.06%
Three years                                                      6.36%
----------------------------------------------------------------------
                           LEHMAN BROTHERS
                        AGGREGATE BOND INDEX

Since 6/30/97                                                    7.31%
One year                                                        11.23%
Three years                                                      6.26%
----------------------------------------------------------------------
You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Performance figures reflect a partial waiver of fees without which the total return would have been lower.

Recent performance of this Fund is due in part to recent economic conditions, particularly the steep drop in the federal funds rate which may not be repeated in the future.

                    GROWTH OF A $10,000 INVESTMENT

                              [CHART]

                                     Lehman Brothers         Lipper Intermediate
               Montgomery Total       Aggregate Bond         Investment-Grade Debt
               Return Bond Fund          Index (1)             Funds Average (2)
Jan 01               13,080                13,008                   12,457
Feb                  13,193                13,121                   12,567
March                13,279                13,187                   12,623
April                13,206                13,132                   12,555
May                  13,293                13,211                   12,625
June                 13,346                13,261                   12,663

(1) The Lehman Brothers Aggregate Bond Index comprises all bonds that are investment grade, are in excess of $25 million and have at least one year to maturity.

(2) The Lipper Intermediate Investment-Grade Debt Funds Average universe consists of 205 funds.

                        CALL TOLL-FREE 800.572.FUND[3863]
protection against prepayments. Then, when prices of mortgages with less of this protection were driven down, we were able to buy them at what we felt were bargain prices. During this period the Fund's overweight positions in mortgages and corporates relative to the benchmark also added to its returns. Meanwhile, the credit spread, or yield advantage, offered by these sectors narrowed relative to Treasuries, indicating the outperformance of these sectors. Corporate bonds, in particular, performed quite well.

Q: WHAT'S BEHIND THE CORPORATE RALLY AND YOUR ATTRACTION TO CORPORATE BONDS?

A: During the last years of the 1990s and into 2000, we became increasingly concerned that corporations were taking on too much debt. More recently, that situation has started to improve: Companies have cleaned up their balance sheets, capital expenditures for the largest bond issuers have declined year-over-year for the first time in a decade, and share repurchases--used by companies to support stock prices, but a negative for bond holders--have declined sharply. Cyclicals--firms whose prospects are tied to the health of the economy--including several mining companies have caught our eye, as have brokers and credit-card banks. These sectors have become cheap, and we find their risk/return trade-off attractive. We reduced the Fund's energy exposure, because oil and natural-gas prices appear to have peaked. We also added telecommunications investments, due to more-concentrated efforts by a number of firms to reduce their debt and capital spending. Nevertheless, we feel that it's important to assign probabilities to various outcomes and adjust our portfolios accordingly. Given the slight possibility that we may still witness a serious downturn, we are not as aggressively positioned as we would be if we thought a recovery was a slam-dunk.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: We believe that the economy has a good chance of experiencing a rebound, although that recovery may be more drawn out than some expected early in 2001. Because of this optimism and because we feel that we are reaching the end of the Fed's easing cycle, we added more exposure to corporate holdings during the second quarter. The Fed's aggressive easing policy plus the benefits of the tax cut recently enacted by Congress should help soften the downturn and stimulate the economy. We expect an additional easing or two over the coming months as an insurance policy, but there are still some concerns: The slowdown was sharper than expected, the consumer remains fragile and the hangover from exuberant investment spending will take some time to work off. In addition, global growth remains weak--there is usually at least one economy that remains strong and keeps the others from slowing down. At present, that is not the case. We don't totally discount a recession, but we are more optimistic now than at the beginning of the year.

[SIDENOTE]

----------------------------------------------------------
                    TOP TEN HOLDINGS
----------------------------------------------------------
          (as a percentage of total net assets)

FNMA, Pool #C51443,
7.500% due 05/01/31                                   6.0%

FHLMC, TBA Aug., 30 Yr.,
6.500% due 08/15/49                                   5.5%

U.S. Treasury Notes,
6.500% due 02/15/10                                   5.2%

U.S. Treasury Notes,
6.125% due 11/15/27                                   4.6%

FHLMC, 1506PH (PAC),
6.750% due 04/15/08                                   4.3%

FNMA, Pool #535981,
8.000% due 05/01/16                                   3.8%

U.S. Treasury Bonds,
8.875% due 02/15/19                                   3.3%

FNMA, TBA July, 15 Yr.,
6.000% due 07/15/49                                   3.1%

GNMA, TBA Aug., 30 Yr.,
6.500% due 08/15/31                                   2.8%

GNMA, TBA July, 30 Yr.,
7.000% due 07/15/31                                   2.5%

----------------------------------------------------------
                        ASSET MIX
----------------------------------------------------------
         (as a percentage of total investments)

Corporate Bonds and Notes                            24.4%
Mortgage Pass-throughs                               18.9%
Treasuries                                           13.4%
Agencies                                             12.8%
Collateralized Mortgage Obligations                  11.6%
Asset-Backed Securities                               8.1%
Other                                                10.8%


------------------------------------------------------------
                     INVESTMENT GRADE
------------------------------------------------------------
          (as a percentage of total investments)

Aaa                                                    71.0%
Aa                                                      2.0%
A                                                      11.0%
Baa                                                    15.6%
Nonrated                                                0.4%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

                           Visit montgomeryfunds.com

                              THE MONTGOMERY FUNDS
                             TOTAL RETURN BOND FUND
                                  Investments


PORTFOLIO INVESTMENTS

June 30, 2001 (Audited)

 PRINCIPAL AMOUNT                                                    VALUE (NOTE 1)
ASSET-BACKED SECURITIES - 9.3%
$       205,000    American Express Credit Account Master Trust,
                   Series 2001-2 A,
                   5.530% due 10/15/08#                           $         203,139
        230,000    Banc of America Commercial Mortgage, Inc.,
                   Series 2000-2 A2,
                   7.197% due 05/15/10#                                     237,822
        285,000    BMW Vehicle Owner Trust,
                   Series 2001-A A3,
                   4.700% due 03/25/05                                      284,561
        375,000    Chase Credit Card Master Trust,
                   Series 1997-5 A,
                   6.194% due 08/15/05#                                     383,805
        150,000    Chase Credit Card Master Trust,
                   Series 1999-3 A,
                   6.660% due 01/15/07#                                     155,577
          5,038    Chase Funding Mortgage Loan,
                   Series 1998-2 IIA2,
                   5.875% due 03/25/17#                                       5,062
        100,000    Ford Credit Auto Owner Trust,
                   Series 2000-A A4,
                   7.090% due 11/17/03#                                     102,424
        230,000    Green Tree Home Equity Loan Trust,
                   Series 1999-A A3,
                   5.980% due 04/15/18#                                     232,749
         70,000    Green Tree Home Equity Loan Trust,
                   Series 1999-D A3,
                   7.300% due 08/15/18                                       72,581
        390,000    MBNA Master Credit Card Trust,
                   Series 1997-F A,
                   6.600% due 11/15/04                                      398,650
        100,000    MBNA Master Credit Card Trust,
                   Series 2000-I A,
                   6.900% due 01/15/08                                      104,442
        140,000    Premier Auto Trust,
                   Series 1999-1 A4,
                   5.820% due 10/08/03#                                     142,125
        320,000    Sears Credit Account Master Trust,
                   Series 2000-2 A,
                   6.750% due 09/16/09#                                     332,599
        225,000    Standard Credit Card Master Trust,
                   Series 1994-2 A,
                   7.250% due 04/07/08#                                     237,224
         47,029    The Money Store Home Equity Trust,
                   Series 1994-D A5,
                   8.925% due 06/15/22                                       48,190

TOTAL ASSET-BACKED SECURITIES
(Cost $2,907,575)                                                         2,940,950
                                                                    ----------------

CORPORATE BONDS AND NOTES - 27.7%
         80,000    Alberta Energy Company Ltd., Notes,
                   8.125% due 09/15/30#                                      86,500
         90,000    Albertson's, Inc., Debentures,
                   8.000% due 05/01/31                                       90,225
        130,000    Alcan, Inc., Debentures,
                   7.250% due 03/15/31                                      130,950
         60,000    AT&T Wireless Group, Senior Notes,
                   7.350% due 03/01/06#++                                    60,975
         70,000    AT&T Wireless Services, Senior Notes,
                   7.875% due 03/01/11+                                      70,263
        120,000    Burlington Northern Santa Fe, Debentures,
                   7.950% due 08/15/30#                                     126,600
        120,000    Burlington Northern Santa Fe, Notes,
                   7.000% due 08/01/02#                                     123,300
        230,000    Canadian Government, Bonds,
                   6.750% due 08/28/06                                      242,362
        190,000    Capital One Bank, Senior Notes,
                   6.700% due 05/15/08                                      180,737
         85,000    Carolina Power & Light, Notes,
                   6.800% due 08/15/07                                       86,381
        250,000    Clear Channel Communications, Senior Notes,
                   7.650% due 09/15/10                                      258,125
        120,000    Countrywide Home Loans, Inc., Notes,
                   5.250% due 05/22/03                                      120,150
         80,000    Countrywide Home Loans, Inc., Notes,
                   5.250% due 06/15/04                                       79,800
        200,000    Cox Communications, Inc., Notes,
                   6.750% due 03/15/11#                                     195,250
         35,000    DaimlerChrysler N.A. Holdings, Notes,
                   7.750% due 01/18/11                                       36,094
        155,000    Deutsche Telekom International Finance, Bonds,
                   8.250% due 06/15/30                                      159,844
         55,000    Dominion Resources, Inc., Senior Notes,
                   8.125% due 06/15/10                                       59,331
        170,000    Dominion Virginia Power, Bonds,
                   7.375% due 07/01/02#                                     174,675
        125,000    Dominion Virginia Power, Senior Notes,
                   5.750% due 03/31/06                                      123,125
        150,000    Dow Chemical Company, Debentures,
                   7.375% due 11/01/29#                                     153,562
         70,000    Energy East Corporation, Notes,
                   8.050% due 11/15/10#                                      72,363
         90,000    Ford Motor Credit Company, Bonds,
                   7.375% due 02/01/11#                                      91,012
         95,000    France Telecom, Bonds,
                   8.500% due 03/01/31#++                                    99,987

  The accompanying notes are an integral part of these financial statements.

 PRINCIPAL AMOUNT                                                    VALUE (NOTE 1)
CORPORATE BONDS AND NOTES -  CONTINUED
$        70,000    France Telecom, Notes,
                   7.200% due 03/01/06++                         $           72,013
         65,000    France Telecom, Notes, 7.750% due 03/01/11#++             66,381
        200,000    Franchise Finance Corporation of America,
                   Notes, 6.780% due 02/20/02#                              203,500
        280,000    Franchise Finance Corporation of America,
                   Notes, 7.020% due 02/20/03                               288,400
         35,000    General Motors Acceptance Corporation, Notes,
                   7.250% due 03/02/11                                       35,481
        250,000    Goldman Sachs Group, Inc., Bonds,
                   6.875% due 01/15/11#                                     249,062
        215,000    Household Finance Company, Notes,
                   6.750% due 05/15/11                                      212,581
         70,000    Hutchison Whampoa Financial, Notes,
                   6.950% due 08/01/07++                                     70,438
         90,000    Kellogg Company, Bonds,
                   7.450% due 04/01/31#++                                    90,225
         85,000    Kellogg Company, Notes,
                   6.600% due 04/01/11++                                     83,194
        730,000    Kimco Realty Corporation, Senior Notes,
                   6.500% due 10/01/03#                                     740,950
         80,000    Koninklijke KPN N.V.,
                   8.000% due 10/01/10                                       76,900
        160,000    Kroger Company, Notes,
                   7.450% due 03/01/08#                                     166,400
         55,000    Lehman Brothers Holdings, Bonds,
                   7.875% due 08/15/10                                       58,025
        250,000    Lockheed Martin Corporation, Notes,
                   7.200% due 05/01/36#                                     257,812
        145,000    MBNA America Bank N.A., Senior Notes,
                   7.750% due 09/15/05                                      150,256
        205,000    Mellon Funding Corporation, Notes,
                   6.400% due 05/14/11                                      201,925
        175,000    Morgan Stanley Dean Witter, 6.100% due
                   04/15/06                                                 175,000
         90,000    Northrop Grumman Corporation, Debentures,
                   7.750% due 02/15/31++                                     89,888
        200,000    PG&E National Energy Group, Notes,
                   10.375% due 05/16/11++                                   199,936
         75,000    Phelps Dodge Corporation, Senior Notes,
                   8.750% due 06/01/11                                       74,438
        120,000    Phillips Pete Company, Notes,
                   6.650% due 03/01/03#                                     123,000
         85,000    Potash Corp of Saskatchewan, Notes,
                   7.750% due 05/31/11                                       86,913
        195,000    Province of Ontario, Senior Notes,
                   5.50% due 10/01/08                                       188,906
        130,000    PSEG Energy Holdings, Senior Notes,
                   8.500% due 06/15/11                                      129,259
        130,000    PSEG Power, Senior Notes,
                   7.750% due 04/15/11++                                    134,225
         45,000    Salomon Smith Barney Holdings, Inc., Notes,
                   5.875% due 03/15/06#                                      44,775
        295,000    Simon Property Group, Inc., Notes,
                   7.125% due 09/20/07#                                     292,050
        230,000    Sprint Capital Corporation, Notes,
                   7.125% due 01/30/06                                      232,300
        125,000    Sunoco, Inc., Notes,
                   6.750% due 04/01/11                                      121,719
        100,000    Telefonos de Mexico S.A., Senior Notes,
                   8.250% due 01/26/06++                                    103,625
         40,000    United Mexican States, Notes,
                   8.375% due 01/14/11                                       40,350
         75,000    Vastar Resources, Inc., MTN,
                   6.390% due 01/15/08#                                      75,469
        260,000    Washington Mutual Bank, Notes,
                   6.875% due 06/15/11                                      259,350
         50,000    Washington Mutual Finance, Senior Notes,
                   6.250% due 05/15/06                                       50,250
         25,000    Washington Mutual Finance, Senior Notes,
                   6.875% due 05/15/11                                       24,938
        120,000    WorldCom, Inc., Bonds,
                   8.250% due 05/15/31                                      118,050
         60,000    WorldCom, Inc., Notes,
                   6.500% due 05/15/04                                       60,150
        300,000    WorldCom, Inc., Notes,
                   7.500% due 05/15/11                                      292,500
         65,000    WorldCom, Inc., Senior Notes,
                   6.950% due 08/15/28                                       55,413

TOTAL CORPORATE BONDS AND NOTES
(Cost $8,745,940)                                                         8,817,658
                                                                    ----------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)  - 18.0%
Agencies:
        220,000    TBA Aug., 30 Yr., 6.500% due 08/15/49#                   216,838
      1,780,000    TBA Aug., 30 Yr., 6.500% due 08/15/49#                 1,748,298
                                                                    ----------------
                                                                          1,965,136

CMOs:
        300,000    1506H (PAC), 6.750% due 04/15/08                         308,789
         10,000    1506PH (PAC), 6.750% due 03/15/31#                        10,288
      1,338,724    1506PH (PAC), 6.750% due 04/15/08                      1,377,944
        300,000    1638 E (PAC), 6.250% due 04/15/23                        305,484
        437,020    16D (TAC), 10.000% due 10/15/19#                         467,645
        670,405    2098 VA (PAC), 6.000% due 10/15/05                       680,801
        214,783    2114VM (AD), 6.000% due 09/15/04                         217,720
                                                                    ----------------
                                                                          3,368,671

  The accompanying notes are an integral part of these financial statements.

 PRINCIPAL AMOUNT                                                    VALUE (NOTE 1)
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)  -  CONTINUED
Pass-Throughs:
$    400,000       Pool #C53100, 7.500% due 06/01/31             $          408,500

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
(Cost $5,743,387)                                                         5,742,307
                                                                    ----------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)  - 21.5%
Agencies:
      1,000,000    TBA July, 15 Yr., 6.000% due 07/15/49#                   985,000

CMOs:
        308,324    1988-16B (PAC), 9.500% due 06/25/18                      330,181
        200,000    1993-135 (PAC), 6.250% due 07/25/08#                     203,002
        300,000    2149 TR (PAC), 6.500% due 01/15/22                       305,309
                                                                    ----------------
                                                                            838,492

Pass-Throughs:
        225,898    Pool #323193, 9.000% due 09/01/07                        235,455
        348,222    Pool #359420, 5.500% due 07/01/24                        324,605
        571,963    Pool #447798, 6.000% due 02/01/29                        550,961
        196,660    Pool #481487, 6.500% due 03/01/29                        193,710
        137,840    Pool #500217, 6.500% due 06/01/14                        138,313
      1,147,860    Pool #535981, 8.000% due 05/01/16                      1,195,567
      1,857,892    Pool #C51443, 7.500% due 05/01/31                      1,900,275
        484,773    Pool #E00633, 5.500% due 03/01/14                        469,318
                                                                    ----------------
                                                                          5,008,204

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
(Cost $6,835,369)                                                         6,831,696
                                                                    ----------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)  - 9.7%
Agencies:
        905,000    TBA Aug., 30 Yr., 6.500% due 08/15/31#                   888,879
        800,000    TBA July, 30 Yr., 7.000% due 07/15/31#                   807,000
                                                                    ----------------
                                                                          1,695,879

Pass-Throughs:
        275,897    Pool #002630, 6.500% due 08/20/28#                       272,015
         24,496    Pool #345362, 8.500% due 01/15/23#                        25,606
        157,237    Pool #349544, 8.500% due 02/15/23                        164,361
          6,674    Pool #359315, 8.500% due 07/15/23#                         6,977
        115,720    Pool #433903, 6.500% due 07/15/28                        114,634
        630,244    Pool #780766, 7.000% due 03/15/13                        648,955
        152,018    Pool #781058, 9.000% due 11/15/09                        161,929
                                                                    ----------------
                                                                          1,394,477

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(Cost $3,093,554)                                                         3,090,356
                                                                    ----------------

MUNICIPAL BONDS AND NOTES - 1.9%
        600,000    Pennsylvania Economic Development, Financing
                   Authority, Revenue Bonds,
                   4.000% due 09/01/14#
                   (Cost $600,000)                                          600,000

U.S. TREASURY BONDS - 3.3%
        785,000    U.S. Treasury Bonds, 8.875% due
                   2/15/19# (Cost $1,051,238)                             1,040,094

U.S. TREASURY NOTES - 12.0%
      1,425,000    U.S. Treasury Notes, 6.125% due 11/25/27#              1,468,648
      1,540,000    U.S. Treasury Notes, 6.500% due 02/15/10               1,654,884
        625,000    U.S. Treasury Notes, 7.000% due 07/15/06                 678,275

TOTAL U.S. TREASURY NOTES
(Cost $3,869,971)                                                         3,801,807
                                                                    ----------------

SHARES

MONEY MARKET FUND - 0.2%
         73,889    J.P. Morgan Vista Federal Money Market Fund
                   (Cost $73,889)                                            73,889

TOTAL SECURITIES
(Cost $32,920,923)                                                       32,938,757
                                                                    ----------------

PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 10.1%
$     3,198,000    Agreement with JP Morgan,Tri-Party, 4.15%
                   dated 6/29/01, to be repurchased at
                   $3,199,106 on 7/02/01, collateralized by
                   $3,261,967 market value of U.S. government
                   and mortgage-backed securities, having
                   various maturities and interest rates
                   (Cost $3,198,000)                                      3,198,000
                                                                    ----------------
TOTAL INVESTMENTS - 113.7%
(Cost $36,118,923*)                                                      36,136,757

OTHER ASSETS AND LIABILITIES - (13.7)%
(Net)                                                                   (4,349,131)
                                                                    ----------------
NET ASSETS - 100.0%                                              $       31,787,626
                                                                    ================

* Aggregate cost for federal tax purposes is $36,143,384.
Please refer to page 92 for Endnotes and Abbreviations.

  The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                                 SHORT DURATION
                              GOVERNMENT BOND FUND
                              Portfolio Highlights


INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE 12 MONTHS ENDED JUNE 30, 2001?

A: The Fund had a strong year and performed in line with its benchmark, the Lehman Brothers Government Bond 1-3 Year Index. For the period the Fund had a total return of 9.09%, whereas the benchmark returned 9.26%.

In recognition of its consistently strong long-term risk-adjusted performance, the Fund was awarded an overall five-star rating by Morningstar for the period ended June 30, 2001, among 1,809 taxable bond funds. The Fund also received five stars for the three- and five-year periods ended June 30, 2001, among 1,809 and 1,320 taxable bond funds, respectively.*


Q: WHAT WAS THE BOND MARKET LIKE DURING THE YEAR?

A: As evidenced by the Fund's performance, the market environment for short-term government securities was quite favorable. Interest rates were on the decline; and because bond yields and bond prices move in opposite directions, falling interest rates translated into significant price appreciation for bonds. During the second half of 2000, rates fell as the market anticipated that the Federal Reserve Board would lower short-term interest rates to stimulate growth and prevent the U.S. economy from falling into recession. Treasuries, mortgage-backed securities and high-quality asset-backed securities became particularly attractive, because corporate bonds struggled due to fears that credit quality was deteriorating and that a slower economy would translate into declining corporate profits. Bond investors fled to the relative safety of the conservative investments found in the Fund, because they offered higher quality.

Expectations of a switch by the Federal Reserve to an easing of mon-etary policy were met in the first half of 2001, as the Fed worked aggressively to lower rates and buoy the economy. Starting with a surprise cut in the benchmark federal funds rate just a few days into the New Year, the Fed lowered short-term rates a total of six times during the first half of 2001. Five of these rate cuts came in increments of 0.50 percentage point, whereas the last, at the end of June, was a decrease of 0.25. When all was said and done, the target rate fell from 6.50% at the beginning of the period to 3.75% at the end.


Q: HOW DID THE DIFFERENT SECTORS IN WHICH THE FUND INVESTS PERFORM DURING THE PERIOD?

A: Again, returns point to a solid period for the different segments of the bond market in which the Fund invests. During the second half of 2000, investors sought the relative safety offered by the conservative instruments that populate the Fund, mainly because corporate bonds struggled amid uncertainty over the direction of the economy. Treasuries and mortgage-backed securities performed well within a relatively stable interest rate environment. Agencies rebounded after fears related to congressional scrutiny of their implicit backing by the federal government subsided. High- quality asset-backed securities--bonds backed by credit-card, auto loan and home- equity payments--also performed well. In the first half of 2001, falling interest rates generally provided a wind at the back of the bond

[SIDENOTE]
-------------------------------------------------------------
                 PORTFOLIO MANAGEMENT
-------------------------------------------------------------
William Stevens                      Senior Portfolio Manager
Marie Chandoha                              Portfolio Manager

-------------------------------------------------------------
                      FUND PERFORMANCE
-------------------------------------------------------------
                Average annual total returns
                for the period ended 6/30/01

-------------------------------------------------------------
       MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND

Since inception (12/18/92)                              6.43%
One year                                                9.09%
Five years                                              6.55%
-------------------------------------------------------------

                 LEHMAN BROTHERS GOVERNMENT
                     BOND 1-3 YEAR INDEX

Since 12/18/92                                          5.92%
One year                                                9.26%
Five years                                              6.49%
-------------------------------------------------------------

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower. Fund performance presented is for Class R shares.

                    GROWTH OF A $10,000 INVESTMENT

                              [CHART]

                Montgomery Short       Lehman Brothers            Lipper Short US
              Duration Government      Government Bond              Government
                   Bond Fund            1-3 Year Index             Funds Average
Jan 01              16,678                 15,885                      15,166
Feb                 16,785                 15,987                      15,281
March               16,911                 16,117                      15,379
April               16,951                 16,163                      15,422
May                 17,062                 16,252                      15,511
June                17,104                 16,310                      15,553

(1) The Lehman Brothers Government Bond 1-3 Year Index comprises all U.S. government issues with maturities of one to three years.

(2) The Lipper Short U.S. Government Funds Average universe consists of 38 funds.

* Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance as of 6/30/01. Ratings are subject to change monthly, and past performance is no guarantee of future results. Morningstar ratings on U.S.-domiciled funds are calculated from a fund's three-, five- and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Ratings are for Class R shares only; other classes may vary.

                        CALL TOLL-FREE 800.572.FUND[3863]
market sectors in which the Fund invests. Short-maturity Treasuries, mortgages and asset-backed yields fell dramatically, creating price appreciation that helped generate continued high returns.

Q: HOW WAS THE FUND POSITIONED DURING THE COURSE OF THE YEAR?

A: During the latter half of 2000, in the mortgage-backed sector we looked for well-structured collateralized mortgage obligations (CMOs) with solid credit quality. We invested in AAA-rated asset-backed securities offering the highest credit quality and also increased the Fund's duration relative to its benchmark--thereby increasing its sensitivity to changes in interest rates--a strategy that helped the Fund's performance when interest rates declined.

In the second half of the period, the environment for mortgage-backed securities became a bit trickier. Lower interest rates translate into more mortgage owners choosing to refinance. When the principal is prepaid, holders of mortgage-backed securities, such as the Fund, are left to reinvest the assets at lower prevailing rates. We sought to insulate the Fund from increased prepayment risk by concentrating our holdings in securities that are able to weather a heavy refinancing environment. As the second quarter came to a close, it appeared that the Fed was nearing the end of its easing cycle and that the refinancing wave had peaked. We therefore added to the Fund's mortgage-backed holdings, focusing on securities that had fallen to attractive levels.

We also added to the Fund's asset-backed holdings during the first half of 2001, finding particular value in high-quality, AAA-rated credit-card and auto loans as well as home-equity mortgages. We invested in the home-equity mortgages after they had cheapened significantly in the first and second quarters of 2001. As of the end of the period, the Fund's investments comprised 12% U.S. Treasuries, 61% government-sponsored agencies including mortgage-backed securities, 26% AAA-rated asset-backed securities and 1% AA-rated asset-backed securities.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET FOR THE REST OF 2001?

A: Interest rates are likely to remain steady or move slightly higher than current levels. This environment is particularly favorable for mortgage-backed securities, because they perform better in lower-volatility markets. We expect the yield curve--a representation of the difference between short- and long-term yields--to remain positively sloped, which should enable the Fund to offer yields significantly higher than those of money market funds. Currently, the portfolio is weighted toward longer-maturity instruments, because we expect the yield curve to flatten from its very steep slope. As always, we continue to invest in high-quality securities.

[SIDENOTE]
----------------------------------------------------------
                    TOP TEN HOLDINGS
----------------------------------------------------------
          (as a percentage of total net assets)

U.S. Treasury Note,
4.250% due 11/15/03                                  10.8%

FNMA, 1998-61 PH,
6.000% due 12/25/20                                   8.5%

FHLMC, 5.000% (FLTR),
due 02/15/23                                          3.2%

FNMA, Pool #535981,
8.000% due 01/01/16                                   3.2%

Premier Auto Trust, Series 1999-1 A4,
5.82% due 10/08/03                                    2.3%

Citibank Credit Card Master Trust 1,
Series 1999-1 A,
5.50% due 02/15/06                                    2.2%

FHLMC, 2121TA (PAC),
6.000% due 04/15/08                                   2.1%

FHLMC, Pool #C51443,
7.500% due 05/01/31                                   1.9%

Home Asset-Backed Certificates,
Series 2001-1 AH2,
5.89% due 5/15/19                                     1.7%

Residential Asset Securities Corporation,
Series 1999-KS3 A12,
7.08% due 09/25/20                                    1.7%

----------------------------------------------------------------
                           ASSET MIX
----------------------------------------------------------------
            (as a percentage of total investments)

Collateralized Mortgage Obligations                        26.3%
Mortgage Pass-throughs                                     25.3%
Asset-Backed Securities                                    24.8%
Treasuries                                                 11.6%
Corporate Bonds and Notes                                   1.6%
Other                                                      10.4%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Note that U.S. government bonds are backed by the full faith and credit of the U.S. government and are guaranteed as to the timely payment of principal and interest. If you hold them to maturity, your rate of return is fixed and you will receive the principal of the bond in full. Investing in mutual funds involves certain risks, including the possible loss of principal value.

Recent performance of this Fund is due in part to recent economic conditions-particularly the steep drop in the federal funds rate-which may not be repeated in the future.

                           Visit montgomeryfunds.com

                              THE MONTGOMERY FUNDS
                                 SHORT DURATION
                              GOVERNMENT BOND FUND
                                  Investments


PORTFOLIO INVESTMENTS

June 30, 2001 (Audited)

PRINCIPAL AMOUNT                                                         VALUE (NOTE 1)
ASSET-BACKED SECURITIES - 24.9%
$      1,370,000  Advanta Mortgage Loan Trust,
                  Series 1996-1 A3,
                  6.73% due 08/25/23                              $            1,395,181
         324,013  Americredit Automobile Receivables Trust,
                  Series 1999-A A3,
                  5.74% due 02/12/03#                                            324,638
         837,160  Americredit Automobile Receivables Trust,
                  Series 1999-C A3,
                  6.84% due 10/05/03                                             845,942
          26,835  Americredit Automobile Receivables Trust,
                  Series 1999-D A1,
                  6.41% due 02/12/02#                                             26,863
         256,149  Arcadia Automobile Receivables Trust, Series
                  1997-D A3,
                  6.20% due 05/15/03#                                            257,581
         377,452  Capital Auto Receivables Asset Trust,
                  Series 1999-1 A2,
                  5.58% due 06/15/02#                                            377,905
         431,769  Caterpillar Financial Asset Trust,
                  Series 98-A A3,
                  5.85% due 04/25/03#                                            433,375
       3,000,000  Chase Credit Card Master Trust,
                  Series 1997-5 A,
                  6.19% due 08/15/05#                                          3,070,440
         560,000  Chase Credit Card Master Trust,
                  Series 1999-3 A,
                  6.66% due 01/15/07#                                            580,821
          77,509  Chase Manhattan Auto Owner Trust,
                  Series 1997-A A5,
                  6.50% due 12/17/01#                                             77,600
         661,594  Chase Manhattan Auto Owner Trust,
                  Series 1997-B A5,
                  6.60% due 03/15/02#                                            663,565
       1,565,000  Citibank Credit Card Master Trust 1,
                  Series 1998-3 A,
                  5.80% due 02/07/05                                           1,592,497
       6,026,000  Citibank Credit Card Master Trust 1,
                  Series 1999-1 A,
                  5.50% due 02/15/06                                           6,075,594
         500,000  Conseco Finance Securitization,
                  Series 2000-D A2,
                  7.67% due 02/15/16                                             512,734
         530,790  DaimlerChrysler Auto Trust,
                  Series 2000-B A2,
                  7.30% due 03/10/03#                                            535,832
         200,000  Discover Card Master Trust I,
                  Series 1998-7A,
                  5.60% due 05/16/06                                             202,432
       1,800,000  Discover Card Master Trust I,
                  Series 1999-4 A,
                  5.65% due 11/16/04                                            1,822,050
       1,673,578  EQCC Home Equity Loan Trust,
                  Series 1998-1 A3F,
                  6.23% due 12/15/12                                            1,681,879
       1,788,781  EQCC Home Equity Loan Trust,
                  Series 1998-2 A3F,
                  6.23% due 03/15/13                                            1,806,249
       1,150,000  EQCC Home Equity Loan Trust,
                  Series 1999-1 A2F,
                  5.77% due 06/20/15                                            1,156,072
       1,300,000  EQCC Home Equity Loan Trust,
                  Series 1999-2 A2F,
                  6.22% due 06/25/11                                            1,308,866
       3,600,000  Ford Credit Auto Owner Trust,
                  Series 1999-B,
                  6.16% due 08/15/03                                            3,665,448
         361,295  Ford Credit Auto Owner Trust,
                  Series 1999-B A4,
                  5.80% due 06/15/02#                                             362,119
          47,967  Ford Credit Auto Owner Trust,
                  Series 1999-D A3,
                  6.20% due 04/15/02#                                              48,017
         493,562  Ford Credit Auto Owner Trust,
                  Series 2000-A A3,
                  6.82% due 06/17/02#                                             495,324
       2,350,000  Green Tree Home Equity Loan Trust,
                  Series 1999-A A3,
                  5.98% due 04/15/18#                                           2,378,090
       4,675,000  Home Asset-Backed Certificates,
                  Series 2001-I AH2,
                  5.89% due 05/15/19                                            4,700,932
       3,237,000  MBNA Master Credit Card Trust,
                  Series 1997-F A,
                  6.60% due 11/15/04                                            3,308,797
       1,200,000  MBNA Master Credit Card Trust,
                  Series 1998-D A,
                  5.80% due 12/15/05                                            1,222,416
       1,530,000  MBNA Master Credit Card Trust,
                  Series 2000-I A,
                  6.90% due 01/15/08                                            1,597,963
           1,975  MMCA Automobile Trust,
                  Series 1997-1 A4,
                  6.17% due 04/15/03#                                               1,977
       4,300,000  Onyx Acceptance Auto Trust,
                  Series 1999-D A4,
                  7.00% due 11/15/04#                                           4,429,168

  The accompanying notes are an integral part of these financial statements.

PRINCIPAL AMOUNT                                                         VALUE (NOTE 1)
ASSET-BACKED SECURITIES -  CONTINUED
$        145,977  Premier Auto Trust,
                  Series 1997-2 A5,
                  6.32% due 03/06/02#                             $              146,276
       6,225,000  Premier Auto Trust,
                  Series 1999-1 A4,
                  5.82% due 10/08/03#                                          6,319,495
         159,755  Residential Asset Securities Corporation,
                  Series 1998-KS1 AI4,
                  6.39% due 11/25/22                                             159,621
       4,610,000  Residential Asset Securities Corporation,
                  Series 1999-KS3 AI2,
                  7.08% due 09/25/20                                           4,665,136
       2,937,668  Saxon Asset Securities Trust,
                  Series 2000-1 AF1,
                  7.59% due 12/25/14                                           2,953,972
         900,000  Sears Credit Account Master Trust,
                  Series 1997-1 A,
                  6.20% due 07/16/07                                             917,928
       1,000,000  Sears Credit Account Master Trust,
                  Series 2000-1 A,
                  7.25% due 11/15/07                                           1,044,150
         687,799  The Money Store Home Equity Trust,
                  Series 1994-D A5,
                  8.93% due 06/15/22                                             704,779
         533,050  The Money Store Home Equity Trust,
                  Series 1996-B A7,
                  7.55% due 02/15/20                                             536,147
         268,367  The Money Store Home Equity Trust,
                  Series 1997-C AV,
                  6.89% due 05/15/26#                                            268,364
       3,000,000  Toyota Auto Lease Trust,
                  Series 1998-B A3,
                  5.50% due 12/26/03#                                          3,028,860

TOTAL ASSET-BACKED SECURITIES
(Cost $66,967,611)                                                            67,703,095
                                                                     --------------------

CORPORATE BONDS AND NOTES - 1.6%
       2,200,000  Inter-American Development Bank, Bonds,
                  5.375% due 01/18/06#                                         2,186,250
       1,000,000  Johnson & Johnson, Notes, 7.375% due 06/29/02                1,030,000
       1,115,000  Province of Manitoba, Debentures,
                  6.750% due 03/01/03                                          1,148,450

TOTAL CORPORATE BONDS AND NOTES
(Cost $4,332,334)                                                              4,364,700
                                                                     --------------------

FEDERAL HOME LOAN BANK (FHLB) - 0.7%
  1,530,000       4.880% (FLTR) due 04/16/04                                   1,524,262
  500,000         4.240% (FLTR) due 07/29/03                                     493,920

TOTAL FEDERAL HOME LOAN BANK
(Cost $1,989,000)                                                              2,018,182
                                                                     --------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 20.8%
CMOs:
       1,271,726  1464JB (AD), 7.400% due 02/15/03                             1,290,993
       3,000,000  1506H (PAC), 6.750% due 04/15/08                             3,087,891
       3,005,666  1506PH (PAC), 6.750% due 04/15/08                            3,093,722
         762,841  1606G (PAC), 5.750% due 01/15/08                               766,091
       1,140,363  1661PG (PAC), 6.000% due 03/15/08                            1,150,045
       3,755,456  16D (TAC), 10.000% due 10/15/19#                             4,018,631
       3,313,140  2098 VA (PAC), 6.000% due 10/15/05                           3,364,519
         809,877  2106BC (PAC), 5.500% due 06/15/17                              813,230
       2,745,546  2114VM (AD), 6.000% due 09/15/04                             2,783,083
       5,717,086  2121TA (PAC), 6.000% due 04/15/08                            5,765,547
       2,820,557  2122VA (AD), 6.000% due 09/15/05                             2,861,213
       1,662,451  2158PC (PAC), 6.000% due 11/15/06                            1,675,235
       1,750,000  MTN 6.380% due 11/15/03#                                     1,809,062
                                                                     --------------------
                                                                              32,479,262

Notes:
       8,700,000  5.000% (FLTR) due 02/15/23                                   8,669,414
       1,000,000  MTN 5.000% due 05/19/03#                                       999,063
                                                                     --------------------
                                                                               9,668,477

Pass-Throughs:
       1,438,037  Pool #555472, 9.750% due 07/01/11                            1,534,093
       5,074,242  Pool #C51443, 7.500% due 05/01/31                            5,182,069
       1,029,000  Pool #C53100, 7.500% due 06/01/31                            1,050,866
       2,257,695  Pool #E00633, 5.500% due 03/01/14                            2,185,720
       2,854,626  Pool #L74747, 5.500% due 05/01/03                            2,842,123
         510,915  Pool #L74798, 5.000% due 08/01/03                              497,820
       1,014,450  Pool #L74820, 5.000% due 09/01/03                              988,450
                                                                     --------------------
                                                                              14,281,141

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
(Cost $56,049,218)                                                            56,428,880
                                                                     --------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 25.7%
Agencies:
       4,010,000  TBA July, 15 Yr., 6.000% due 07/15/49#                       3,949,850

CMOs:
       1,610,000  1993-008H (PAC), 7.000% due 01/25/08                         1,653,457
         799,000  1993-99D (AD), 6.700% due 03/25/04                             810,162
       2,148,956  1994-39PG (PAC), 6.150% due 06/25/20                         2,166,685
      22,933,000  1998-61 PH, 6.000% due 12/25/20                             23,160,539
       4,144,077  1999-11B (AD), 5.500% due 04/25/07                           4,136,145
       3,595,836  1999-34VE (AD), 6.500% due 09/25/05                          3,676,461
                                                                     --------------------
                                                                              35,603,449

Pass-Throughs:
       3,671,431  Pool #100220, 8.000% due 07/15/16                            3,861,868
         674,016  Pool #252432, 5.000% due 02/01/09                              658,614
       1,651,886  Pool #323193, 9.000% due 09/01/07                            1,721,768
       1,173,495  Pool #343, 8.000% due 01/01/09                               1,214,192
         899,527  Pool #348144, 8.500% due 04/01/10                              932,135
       1,384,773  Pool #420599, 5.000% due 03/01/27                            1,245,853
       3,456,149  Pool #447798, 6.000% due 02/01/29                            3,329,239
         696,699  Pool #457220, 10.000% due 09/01/12                             735,665

  The accompanying notes are an integral part of these financial statements.

PRINCIPAL AMOUNT                                                          VALUE (NOTE 1)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -  CONTINUED
Pass-Throughs - continued
$        447,403  Pool #458005, 9.000% due 08/15/09               $              468,812
       2,714,030  Pool #458009, 8.500% due 09/20/10                            2,843,901
          95,796  Pool #500217, 6.500% due 06/01/14#                              96,125
       8,293,722  Pool #535981, 8.000% due 01/01/16                            8,638,430
         334,864  Pool #70851, 9.500% due 06/01/06                               351,476
       2,856,628  Pool #736001, 9.500% due 01/01/06                            3,005,039
         853,135  Pool #E40290, 8.500% due 06/01/07                              884,326
         391,032  Pool #G10007, 8.500% due 03/01/06                              404,350
                                                                     --------------------
                                                                              30,391,793

Tiered Payments:
           4,079  Pool #730288, 8.500% due 07/01/06#                               4,219

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
(Cost $69,586,082)                                                            69,949,311
                                                                     --------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 11.3%
Agencies:
       2,300,000  TBA July, 30 Yr., 7.000% 07/15/49#                           2,320,125

CMOs:
       1,503,767  1996-22VA (AD), 7.000% 01/16/05                              1,534,865
       2,290,834  1998-18VK (AD), 6.500% 07/20/05                              2,344,525
                                                                     --------------------
                                                                               3,879,390

Pass-Throughs:
           4,669  Pool #1123, 10.500% due 01/20/19#                                4,990
       1,185,414  Pool #351996, 7.000% due 12/15/08                            1,220,606
         955,087  Pool #352033, 7.000% due 09/15/08                              983,441
       3,153,806  Pool #354782, 7.000% due 03/15/24                            3,271,065
       1,380,247  Pool #376549, 7.000% due 06/15/09                            1,421,223
       2,294,969  Pool #384078, 7.000% due 04/15/09                            2,363,101
         593,681  Pool #393829, 7.000% due 02/15/11                              611,306
       1,461,864  Pool #405573, 7.000% due 02/15/11                            1,505,263
       1,762,093  Pool #410194, 7.000% due 11/15/10                            1,814,405
       1,082,868  Pool #414952, 7.000% due 12/15/10                            1,115,016
       1,130,870  Pool #415033, 7.000% due 01/15/11                            1,164,443
       1,884,007  Pool #417262, 7.000% due 02/15/11                            1,939,938
         972,202  Pool #418340, 7.000% due 11/15/10                            1,001,064
         661,583  Pool #422746, 7.000% due 05/15/11                              681,224
         816,945  Pool #431379, 7.000% due 09/15/11                              841,198
       3,399,967  Pool #780210, 8.000% due 07/15/10                            3,535,966
       1,159,116  Pool #780287, 7.000% due 12/15/08                            1,193,527
                                                                     --------------------
                                                                              24,667,776

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(Cost $30,893,924)                                                            30,867,291
                                                                     --------------------

MUNICIPAL BONDS AND NOTES - 1.7%
       3,300,000  Delaware County, Pennsylvania, College
                  Authority Revenue, Series 1998-A A3, 4.000% due
                  10/01/25#                                                    3,300,000
       1,400,000  Pennsylvania Economic Development, Financing
                  Authority,
                  4.000% due 09/01/14#                                         1,400,000

TOTAL MUNICIPAL BONDS AND NOTES
(Cost $4,700,000)                                                              4,700,000
                                                                     --------------------

U.S. TREASURY NOTES - 11.7%
      29,620,000  U.S. Treasury Note, 4.250% due 11/15/03                     29,490,854
       1,565,000  U.S. Treasury Note, 6.125% due 08/31/02                      1,602,857
         580,000  U.S. Treasury Note, 6.500% due 02/15/10                        623,268

TOTAL U.S. TREASURY NOTES
(Cost $31,864,808)                                                            31,716,979
                                                                     --------------------
SHARES

MONEY MARKET FUND - 0.0%@
             143  J.P. Morgan Vista Federal Money Market Fund
                  (Cost $143)                                                        143

TOTAL SECURITIES
(Cost $266,383,120)                                                          267,748,581
                                                                     --------------------

PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 2.0%
$      5,397,000  Agreement with JP Morgan, Tri-Party, 4.15%
                  dated 6/29/01, to be repurchased at $5,398,866
                  on 7/02/01, collateralized by $5,504,952 market
                  value of U.S. government and mortgage-backed
                  securities, having various maturities and
                  interest rates (Cost $5,397,000)                             5,397,000
                                                                     --------------------

TOTAL INVESTMENTS - 100.4%
(Cost $271,780,120*)                                                         273,145,581

OTHER ASSETS AND LIABILITIES - (0.4)%
(Net)                                                                        (1,151,464)
                                                                     --------------------

NET ASSETS - 100.0%                                               $          271,994,117
                                                                     ====================

* Aggregate cost for federal tax purposes is $271,793,786.
Please refer to page 92 for Endnotes and Abbreviations.

  The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                               CALIFORNIA TAX-FREE
                             INTERMEDIATE BOND FUND

                              PORTFOLIO HIGHLIGHTS

                 PORTFOLIO MANAGEMENT
---------------------------------------------------------
William Stevens                  Senior Portfolio Manager
Kelly Mainelli                          Portfolio Manager

                    FUND PERFORMANCE
---------------------------------------------------------
              Average annual total returns
              for the period ended 6/30/01
---------------------------------------------------------

 MONTGOMERY CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND
Since inception (7/1/93)                           5.22%
One year                                           7.81%
Five years                                         5.60%
---------------------------------------------------------

  MERRILL LYNCH CALIFORNIA INTERMEDIATE MUNICIPAL BOND
                         INDEX
Since 6/30/93                                      4.79%
One year                                           7.32%
Five years                                         5.43%
---------------------------------------------------------

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

[CHART]
GROWTH OF A $10,000 INVESTMENT

           MONTGOMERY CALIFORNIA TAX-FREE       MERRILL LYNCH CALIFORNIA INTERMEDIATE      LIPPER CALIFORNIA INTERMEDIATE MUNICIPAL
                 INTERMEDIATE BOND FUND                 MUNICIPAL BOND INDEX                     DEBT FUNDS AVERAGE
Jan 01              $14,901                                 $14,378                                 $14,580
Feb                 $14,898                                 $14,393                                 $14,597
March               $14,945                                 $14,483                                 $14,666
April               $14,683                                 $14,306                                 $14,449
May                 $14,947                                 $14,475                                 $14,640
June                $15,026                                 $14,544                                 $14,729

(1) The Merrill Lynch California Intermediate Municipal Bond Index is composed of those issues contained in the broader Merrill Lynch California Municipal Bond Index whose maturities range from three to seven years.

(2) The Lipper California Intermediate Municipal Debt Funds Average universe consists of 12 funds.

INVESTMENT REVIEW

Q: HOW DID THE FUND PERFORM DURING THE YEAR ENDED JUNE 30, 2001?

A: During the 12-month period, the Fund performed well, returning 7.81%, versus a return of 7.32% for its benchmark, the Merrill Lynch California Intermediate Municipal Bond Index, and a return of 7.81% for the Lipper California Intermediate Municipal Debt Funds Average.

Q: WHAT MARKET FACTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE DURING THE PERIOD?

A: Declining interest rates, technical issues of supply and demand, and the California power crisis--all had an effect on the Fund. In the second half of 2000, most segments of the bond market rallied due to falling interest rates and the anticipation that the Federal Reserve Board would lower short-term rates to prevent a recession. That scenario came to pass in the first half of 2001, as the Fed worked aggressively to revive economic growth through a series of six cuts in the federal funds rate, starting with an unexpected cut just days into the New Year. The Fed lowered the federal funds rate from 6.50% to 3.75% by the end of June 2001.

As always, technical issues of supply and demand in the municipal bond market came into play during the period. During the first six months, a scarcity of new supply combined with high demand caused municipal yields to fall sharply and their prices to rise. Volatility in the stock market helped spur demand, as investors sought the safer haven of munis to help shelter their assets from the storms whipping equities. Municipal bonds were particularly attractive because of their tax-exempt status and because investors felt the municipal sector was more immune than corporate bonds to an economic slowdown.

Technical issues reversed course during the first half of 2001. Lower interest rates encouraged municipalities to bring new bonds to market. During the first six months of 2001, new issuance in the muni market nationwide totaled $133.5 billion, compared with $96.1 billion in the first half of 2000, an increase of 38.9%. On the demand side, investor appetite remained strong, and assets kept flowing into municipal bonds and muni bond funds, helping keep the muni markets more steady.

Bad news from the West, however, curtailed the performance of munis overall. Because of the power crisis that emerged in 2001, California suffered a downgrade in its credit rating, making its bonds the worst performers in the tax-free markets. The combination of a surge of new supply and California's troubles forced California muni bond prices down and their yields up, even in the face of the rate cuts implemented by the Fed.

Q: HOW DID MUNICIPAL BONDS--PARTICULARLY THOSE FROM CALIFORNIA--PERFORM COMPARED WITH OTHER MARKET SECTORS?

A: For California bonds it was a tale of two halves. During the last half of 2000, insatiable demand for California munis from investors fleeing the stock market overcame

                         Call toll-free 800.572.FUND [3863]
supply that was off the previous year's levels, helping California munis perform exceptionally well. Then, as noted, problems spurred by the state's power crisis caused California muni bonds to hit rock bottom compared with alternatives in the tax-exempt market. Overall, municipal bonds performed roughly in line with taxable equivalents; but after taking into account their tax-free nature, they slightly outperformed taxable bonds during the 12-month period.

Q: WHAT WAS YOUR STRATEGY FOR THE FUND DURING THE YEAR?

A: We started out positioning the Fund with essentially the same average maturity and duration--a measure of the Fund's sensitivity to changes in interest rates--as the benchmark. July and August brought strong demand and a lack of supply, a backdrop that encouraged us to implement a slightly longer duration than the Fund's competitors. This positioning helped the Fund's relative performance through the end of 2000.

In January, recognizing the troubles on the horizon, we sold the Fund's stake in uninsured California general obligation bonds, reallocating assets to out-of-state bonds. This move helped shield the Fund from the full effects of the credit downgrade. Although the income earned by our investments in non-California bonds will increase shareholders' state taxes, we strongly believe that this approach was the right one for preserving investors' principal. We also continued to increase the Fund's credit quality in the face of a slowing economy and resulting lower tax revenues. At present, non-rated bonds and those rated BBB constitute less than 12% of the portfolio.


Q: WHAT IS YOUR OUTLOOK, AND HOW ARE YOU STRUCTURING THE FUND ACCORDINGLY?

A: It appears that the Fed is close to finishing its rate cut program. As such we anticipate that overall rates will rise again in the near future. With rates remaining at generally low levels, however, we continue to see a significant amount of new issuance. These new bonds come from municipalities refunding outstanding debt to borrow at lower prevailing rates. In addition, municipalities are borrowing more, due to lower tax collections resulting from reduced economic activity.

In California the more than $13 billion deal by the Department of Water--used to pay for power purchases--is expected to come to market in October as the largest deal in municipal market history. This development will most likely keep the market off balance as investors try to come to terms with how the deal is structured and how the muni market will receive it.

Declining tax revenues, especially in California, and legislators' unwillingness to rein in spending do not bode well for the market's overall credit quality. Therefore we anticipate maintaining a high degree of safety in the Fund by focusing our investments on higher-rated bonds and securities that are used for truly municipal purposes, including general obligation, water, sewer and education bonds, among others.

                            TOP TEN HOLDINGS
-------------------------------------------------------------------------
                 (as a percentage of total net assets)
Alabama State Public Schools & Colleges
Authority Revenue, Series A,
5.000% due 02/01/10                                                8.8%

San Bernardino County, California,
Transportation Authority Sales Tax
Revenue, Series A (AMBAC Insured),
5.000% due 03/01/10                                                8.5%

San Bernardino County, California,
Lease Revenue, Series A,
4.625% due 06/01/02                                                5.4%

Southern California, Public Power
Authority Revenue (FSA Insured),
6.750% due 07/01/12                                                4.8%

South Orange County, California, Public
Financing Authority, Special Tax Revenue,
Foothill Area, Series C,
7.500% due 08/15/07                                                4.8%

Riverside County, California,
Transportation Commission Sales Tax
Revenue, Series A (FGIC Insured),
6.000% due 06/01/09                                                4.5%

Mississippi State,
5.500% due 09/01/09                                                3.5%

Santa Clara County, California, Financing
Authority Lease Revenue
(AMBAC Insured),
7.750% due 11/15/11                                                3.4%

Anaheim, California, Public Financing
Authority, Lease Revenue, Series C
(FSA Insured),
6.000% due 09/01/12                                                3.0%

California State, Department of Water
Revenue, Series W,
5.500% due 12/01/13                                                2.9%

                      INVESTMENT GRADE
------------------------------------------------------------------------
           (as a percentage of total net assets)
Aaa                                                                68.0%
Aa                                                                 18.0%
A                                                                   4.0%
Baa                                                                 5.0%
Nonrated                                                            5.0%

A portion of income may be subject to some state and/or local taxes, and, for certain investors, a portion may be subject to the federal alternative minimum tax.


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                                       79

                              THE MONTGOMERY FUNDS
                   CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND
                                  INVESTMENTS

PORTFOLIO INVESTMENTS
June 30, 2001 (Audited)

PRINCIPAL AMOUNT                                                     VALUE (NOTE 1)
MUNICIPAL BONDS AND NOTES - 99.3%
ALABAMA - 8.8%
  $     3,160,000  Alabama State Public Schools & Colleges
                   Authority Revenue, Series A,
                   5.000% due 02/01/10                            $        3,310,100
CALIFORNIA - 87.0%
        1,000,000  Anaheim, California, Public Financing
                    Authority, Lease Revenue, Series C
                   (FSA Insured),
                   6.000% due 09/01/12#                                    1,140,000
                   California Educational Authority Revenue,
                   University of San Francisco:
          300,000  4.050% due 04/01/02                                       302,340
          250,000  6.000% due 10/01/08#                                      283,125
           85,000  California Public Works Board High Technology
                   Lease Revenue, San Jose Facilities, Series
                   A (AMBAC Insured),
                   7.750% due 08/01/06#                                       94,881
          300,000  California Public Works Board Lease Revenue,
                   Secretary of State, Series A (AMBAC
                   Insured), 6.200% due 12/01/05#                            332,625
                   California State:
          250,000  7.000% due 04/01/06#                                      285,625
          800,000  3.300% due 10/01/18                                       800,000
        1,000,000  California State Department of Water Revenue,
                   Series W,
                   5.500% due 12/01/13                                     1,088,750
          265,000  California State Public Works Board, Lease
                   Revenue Department of Corrections,
                   Series A (AMBAC Insured),
                   6.000% due 01/01/06#                                      290,506
          750,000  California State Public Works Board, Lease
                   Revenue Department of Corrections,
                   Series C,
                   5.250% due 11/01/07                                       796,875
          595,000  California State Public Works Board, Lease
                   Revenue Various Community College
                   Projects, Series A (AMBAC Insured),
                   6.000% due 03/01/05#                                      646,319
        1,000,000  California State Public Works Board, Lease
                   Revenue, Regents University of California,
                   Series A,
                   5.250% due 06/01/11#                                    1,071,250
          250,000  California Statewide Communities Development
                   Authority Revenue Certificates of
                   Participation
                   (Sutter Health System Group),
                   6.500% due 07/01/04#                                      273,750
                   Castaic Lake, California, Water Agency,
                   Certificates of Participation, Refunding,
                   Water System Improvement Project,
                   Series A (MBIA Insured):
          150,000  7.250% due 08/01/07#                                      177,563
          500,000  7.250% due 08/01/08#                                      601,875
                   Chino Basin, California, Regional
                   Financing Authority Revenue, Municipal Water
                   and District Sewer Systems
                   Project (AMBAC Insured):
          500,000  7.000% due 08/01/06#                                      577,500
          240,000  7.000% due 08/01/08#                                      285,000
          100,000  Coalinga, California, Public Financing
                   Authority Revenue, Series A
                   (AMBAC Insured),
                   5.850% due 09/15/13#                                      109,875
          100,000  Commerce, California, Community Development
                   Commission, Tax Allocation, Merged
                   Redevelopment Project,
                   Series A Refunding,
                   5.100% due 08/01/04#                                      103,625
          190,000  Commerce, California, Community Development
                   Commission, Tax Allocation, Merged
                   Redevelopment Project,
                   Series A Refunding,
                   5.200% due 08/01/05                                       198,550
          120,000  Commerce, California, Community Development
                   Commission, Tax Allocation, Merged
                   Redevelopment Project,
                   Series A Refunding,
                   5.500% due 08/01/09#                                      126,150
          300,000  Contra Costa, California, Transportation
                   Authority, Series A (FGIC Insured),
                   6.000% due 03/01/05#                                      327,000
          250,000  Elsinore Valley, California, Municipal Water
                   District, Certificates of Participation,
                   Refunding, Series A (FGIC Insured),
                   6.000% due 07/01/12                                       284,687
                   Emeryville, California, Public Financing
                   Authority Housing Revenue:
          130,000  5.600% due 09/01/06                                       143,813
          140,000  5.600% due 09/01/06#                                      150,850

The accompanying notes are an integral part of these financial statements.

PRINCIPAL AMOUNT                                                     VALUE (NOTE 1)
MUNICIPAL BONDS AND NOTES -  CONTINUED

CALIFORNIA - CONTINUED
$         290,000  Fresno, California, Sewer Revenue, Series A
                   (MBIA Insured),
                   6.000% due 09/01/07#                           $          325,887
                   La Mesa, California, Improvement Board,
                   Assessment District 98-1:
          180,000  4.900% due 09/02/04#                                      181,125
          100,000  5.500% due 09/02/11#                                      101,750
          175,000  Lafayette, California,
                   Elementary School District,
                   6.900% due 05/15/06#                                      199,937
          100,000  Lancaster, California, Community Facilities
                   District No. 91-1,
                   4.600% due 11/01/01#                                      100,374
          300,000  Los Angeles County, California, Certificates
                   of Participation, Antelope Valley
                   Courthouse, Series A,
                   5.750% due 11/01/15#                                      330,750
          350,000  Los Angeles County, California, Public Works
                   Financing Authority Revenue, Regional Park
                   & Open Space, District A,
                   5.375% due 10/01/06                                       379,750
          180,000  Los Angeles County, California, Transportation
                   Commission, Sales Tax Revenue, Proposition
                   C, Series A,
                   6.200% due 07/01/04#                                      194,850
          250,000  Mammoth, California,
                   Community Water District,
                   5.100% due 09/02/07                                       252,187
                   Manteca, California, School District,
                   Community Facilities District No. 89-1:
          120,000  5.400% due 09/01/10                                       120,750
          170,000  5.450% due 09/01/11                                       170,638
          485,000  Oakland, California, Redevelopment Agency Tax
                   Allocation Notes, Central District
                   Redevelopment (MBIA Insured),
                   5.000% due 09/01/13#                                      507,431
          250,000  Ontario, California, Redevelopment Financing
                   Authority, Revenue Refunding (Ontario
                   Redevelopment Project No. 1) (MBIA
                   Insured),
                   6.550% due 08/01/06#                                      283,437
          500,000  Orange County, California, Tax & Revenue                  561,250
                   Anticipation Notes Authority Revenue (MBIA
                   Insured),
                   6.000% due 02/15/08#                                      561,250
          200,000  Perris, California, Public Financing Authority
                   Revenue, Tax Allocation,
                   Series A,
                   3.100% due 10/01/01                                       199,988
                   Piedmont, California, School District, Series
                   A:
           75,000  8.300% due 08/01/01#                                       75,334
           45,000  7.100% due 08/01/02#                                       47,102
           40,000  Piedmont, California, School District, Series
                   C,
                   7.200% due 08/01/01#                                       40,145
          100,000  Pleasanton, California, Unified School
                   District, Series E (FGIC Insured),
                   8.250% due 08/01/05#                                      117,875
          200,000  Pleasanton, California, Unified School
                   District, Series E (FGIC Insured),
                   8.250% due 08/01/06#                                      242,000
                   Port of Redwood City, California:
          160,000  4.100% due 06/01/02#                                      161,485
          185,000  4.200% due 06/01/03#                                      187,313
          190,000  4.350% due 06/01/04#                                      192,613
          210,000  4.600% due 06/01/06#                                      213,937
          225,000  4.800% due 06/01/08#                                      227,250
          200,000  Rancho, California, Water District Financing
                   Authority, Revenue Refunding (FGIC
                   Insured),
                   6.500% due 11/01/05#                                      224,750
        1,500,000  Riverside County, California, Transportation
                   Commission Sales Tax Revenue, Series A
                   (FGIC Insured),
                   6.000% due 06/01/09#                                    1,698,750
          625,000  Sacramento, California, Municipal Utilities,
                   Electric Revenue Refunding, Series A (MBIA
                   Insured),
                   6.250% due 08/15/10#                                      721,094
        2,000,000  San Bernardino County, California,
                   Lease Revenue, Series A,
                   4.625% due 06/01/02                                     2,035,980
        3,000,000  San Bernardino County, California,
                   Transportation Authority Sales Tax
                   Revenue, Series A (AMBAC Insured),
                   5.000% due 03/01/10#                                    3,183,750
                   San Francisco City & County International
                   Airport Revenue, AMT Second Series:
          445,000  8.000% due 05/01/06#                                      526,212
          500,000  8.000% due 05/01/09#                                      586,875
          240,000  San Mateo-Foster City, California, School
                   District (MBIA Insured),
                   7.750% due 08/01/06#                                      285,900


   The accompanying notes are an integral part of these financial statements.

PRINCIPAL AMOUNT                                                      VALUE (NOTE 1)
MUNICIPAL BONDS AND NOTES -  CONTINUED
CALIFORNIA - CONTINUED
   $    1,000,000  Santa Clara County, California, Financing
                   Authority Lease Revenue
                   (AMBAC Insured),
                   7.750% due 11/15/11                            $        1,281,250
          290,000  Santa Rosa, California, High
                   School District,
                   10.000% due 05/01/02                                      306,539
                   Santa Rosa, California, Central Packaging
                   Service Facilities, Refunding:
          100,000  4.900% due 07/02/07                                       103,000
          170,000  5.100% due 07/02/09                                       174,675
          200,000  4.800% due 07/02/06                                       207,000
        1,500,000  South Orange County, California, Public
                   Financing Authority, Special Tax Revenue,
                   Foothill Area, Series C,
                   7.500% due 08/15/07#                                    1,798,125
                   South Tahoe, California, Joint Powers
                   Financing Authority:
           95,000  4.450% due 10/01/06                                        96,663
          105,000  4.625% due 10/01/08                                       105,919
          100,000  4.500% due 10/01/07#                                      100,875
        1,500,000  Southern California, Public Power Authority
                   Revenue (FSA Insured),
                   6.750% due 07/01/12#                                    1,803,750
          255,000  Tulare, California, Waste Water
                   System Revenue,
                   4.450% due 03/01/04#                                      259,781
                   Walnut Valley, California, School District,
                   Series A (MBIA Insured):
          100,000  6.850% due 08/01/07#                                      116,500
          215,000  8.000% due 08/01/09#                                      271,706
                   Wiseburn, California, School District, Series
                   A (FGIC Insured):
          360,000  6.875% due 08/01/06#                                      414,450
          395,000  6.875% due 08/01/07#                                      460,669
                                                                     ----------------
                                                                          32,671,905
MISSISSIPPI - 3.5%
        1,200,000  Mississippi State,
                   5.500% due 09/01/09                                     1,300,500


TOTAL INVESTMENTS - 99.3%
(Cost $36,409,046*)                                                       37,282,505
                                                                     ----------------
OTHER ASSETS AND LIABILITIES - 0.7%
(Net)                                                                        279,940
                                                                     ----------------
NET ASSETS - 100.0%                                               $       37,562,445
                                                                     ================

*Aggregate cost for federal tax purposes is $36,428,066. Please refer to page
 92 for Endnotes and Abbreviations.


   The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                               MONEY MARKET FUNDS
                              PORTFOLIO HIGHLIGHTS

INVESTMENT REVIEW

Q: HOW HAVE THE FUNDS PERFORMED DURING THE 12 MONTHS ENDED JUNE 30, 2001?

A: The Montgomery Government Money Market Fund and the Montgomery Federal Tax-Free Money Fund both performed well during the 12-month period. These Funds returned 5.64% and 3.52%, respectively, compared with their benchmarks, the Lipper U.S. Government Money Market Funds Average and the Lipper Tax-Exempt Money Market Funds Average, which returned 5.29% and 3.25%, respectively. The Montgomery California Tax-Free Money Fund returned 2.93%, versus a 2.85% return for its benchmark, the Lipper California Tax-Exempt Money Market Funds Average.

Q: WHAT FACTORS CHARACTERIZED THE MONEY MARKETS DURING THE PERIOD?

A: During the last half of 2000, anticipation that the Federal Reserve Board would lower short-term interest rates to keep the economy from sliding into recession built to a crescendo. Amid an environment of slowing economic growth, an easing labor market and moderate inflation, the Fed didn't disappoint: It followed through with a 50 basis point cut in the benchmark federal funds rate well in advance of its scheduled meeting at the end of January. From that point through the end of the second quarter, the market witnessed a steady drumbeat of additional rate cuts that brought the target rate from 6.50% at the beginning of 2001 to 3.75% at the end of the period. Faced with a constant stream of data indicating economic weakness, the Fed was attempting to sustain economic growth and succeeded at resuscitating the credit markets.

During the period total assets in all money market funds hit an all-time high. Demand for these securities was torrid, as investors fled the volatile equity markets. This added demand-- combined with the Fed's rate-cutting activity--drove yields on money market securities down. On the taxable side, credit concerns arose as utilities companies declared bankruptcy. Fortunately, we avoided any of these blowups, because we focused only on the highest-credit-quality companies. Our approach was to keep the Funds' average maturity longer than ordinary to lock in higher yields as interest rates declined.

We followed the same strategy with the tax-exempt Funds, which helped them post solid performance. Yield levels on tax-exempt money market funds reached new lows in January compared with taxable funds, resulting in a significant switch of assets from tax-free to taxable funds. Demand for California securities strengthened as investors fled longer-term California general obligation bonds--which became volatile due to the state's ongoing energy concerns--and sought the safety of shorter maturities. We also enhanced returns by taking advantage of seasonal spikes in yields on short-term variable-rate notes right before April 15, as investors withdrew assets to pay taxes.

Q: WHAT IS YOUR CURRENT OUTLOOK?

A: With the Fed nearing the end of its easing cycle, we expect rates to bottom and then start rising. This increase should not be too significant, unless the economy comes roaring back. We think there is a low probability for that kind of outcome, however. California has taken care of its short-term funding needs, but we will remain vigilant with our analysis going forward. With short-term yields trending higher over the next six to 12 months, we feel it is a good time to own money market funds. Our approach most likely will be to start shortening the Funds' average maturity to position them to reinvest in higher-yielding securities as rates rise.

Past performance is no guarantee of future results. Yields will fluctuate. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although these Funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Funds. A portion of income may be subject to some state and/or local taxes, and, for certain investors, a portion may be subject to the federal alternative minimum tax. Fund performance presented is for Class R shares only. You cannot invest directly in an index.

Recent performance of this Fund is due in part to recent economic conditions-particularly the steep drop in the federal funds rate-which may not be repeated in the future.


                      PORTFOLIO MANAGEMENT
---------------------------------------------------------
William Stevens                  Senior Portfolio Manager
Marie Chandoha                          Portfolio Manager
Kelly Mainelli                          Portfolio Manager

                    FUND PERFORMANCE
---------------------------------------------------------
                       MONTGOMERY
              GOVERNMENT MONEY MARKET FUND
Since inception (9/14/92)                           4.76%
One year                                            5.64%
Five years                                          5.25%
One-day yield                                       3.81%
Seven-day yield                                     3.78%

                 LIPPER U.S. GOVERNMENT
               MONEY MARKET FUNDS AVERAGE
Since 9/30/92                                       4.52%
One year                                            5.29%
Five years                                          4.98%
---------------------------------------------------------

                       MONTGOMERY
             CALIFORNIA TAX-FREE MONEY FUND
Since inception (9/30/94)                           2.95%
One year                                            2.93%
Five years                                          2.84%
One-day yield                                       2.41%
Seven-day yield                                     2.47%
---------------------------------------------------------

              LIPPER CALIFORNIA TAX-EXEMPT
               MONEY MARKET FUNDS AVERAGE
Since 9/30/94                                       2.90%
One year                                            2.85%
Five years                                          2.82%
---------------------------------------------------------

                       MONTGOMERY
               FEDERAL TAX-FREE MONEY FUND
Since inception (7/15/96)                           3.22%
One year                                            3.52%
Three years                                         3.19%
One-day yield                                       3.29%
Seven-day yield                                     3.35%
---------------------------------------------------------

                    LIPPER TAX-EXEMPT
               MONEY MARKET FUNDS AVERAGE
Since 7/31/96                                       3.05%
One year                                            3.25%
Three years                                         3.04%
---------------------------------------------------------


                       Call toll-free 800.572.FUND [3863]

                              THE MONTGOMERY FUNDS
                                GOVERNMENT MONEY
                                   MARKET FUND
                                  INVESTMENTS

PORTFOLIO INVESTMENTS

June 30, 2001 (Audited)

PRINCIPAL AMOUNT                                                            VALUE (NOTE 1)
FEDERAL FARM CREDIT - 10.2%
$       4,100,000   0.046% due 07/02/01                         $                4,100,103
        1,000,000   5.875% due 07/02/01                                            999,973
       10,000,000   6.930% due 07/03/01                                          9,999,992
       10,000,000   3.880% due 11/01/01#                                         9,999,024
        1,600,000   0.050% due 01/14/02                                          1,598,807
       20,000,000   3.665% due 01/30/02#                                        19,998,859
       10,340,000   0.066% due 02/01/02                                         10,433,338
        2,500,000   0.063% due 02/07/02                                          2,526,235
       13,100,000   4.900% due 03/01/02                                         13,109,526
        3,000,000   0.053% due 05/01/02                                          3,026,959
        3,000,000   0.069% due 05/01/02                                          3,066,327
                                                                    -----------------------
 TOTAL FEDERAL FARM CREDIT (At amortized cost)                                  78,859,143

FEDERAL HOME LOAN BANK (FHLB) - 40.2%
      110,000,000   Discount Note due 07/02/01                                 109,988,650
       23,000,000   3.780% due 07/17/01#                                        22,999,395
       40,000,000   3.780% due 08/15/01#                                        39,996,614
       25,000,000   3.790% due 08/15/01#                                        24,997,884
        7,000,000   5.875% due 08/15/01                                          6,995,794
        1,000,000   5.200% due 08/24/01#                                           997,851
        3,900,000   0.001% due 08/28/01                                          3,902,794
        1,500,000   0.049% due 11/19/01                                          1,501,255
        5,165,000   0.055% due 01/08/02                                          5,174,472
        1,110,000   0.053% due 01/11/02                                          1,110,884
       11,265,000   5.120% due 01/16/02                                         11,268,568
        6,525,000   4.875% due 01/22/02                                          6,535,484
        9,000,000   0.053% due 01/23/02                                          9,032,830
        5,330,000   6.750% due 02/01/02                                          5,393,418
        2,175,000   5.050% due 02/05/02                                          2,177,936
        2,400,000   6.750% due 02/15/02                                          2,428,137
        1,510,000   6.750% due 02/15/02                                          1,527,487
       10,450,000   0.051% due 02/26/02                                         10,492,363
       10,000,000   3.886% due 03/05/02#                                        10,000,000
       15,000,000   3.881% due 03/06/02#                                        15,000,000
       20,000,000   3.830% due 03/15/02#                                        19,997,217
                                                                    -----------------------
 TOTAL FEDERAL HOME LOAN BANK (At amortized cost)                              311,519,033

ASSET-BACKED SECURITIES - 1.7%
        7,883,599   Americredit Automobile Receivables Trust,
                    Series 2001-A A1,
                    5.533% due 02/12/02                                          7,883,600
        2,198,480   Chase Manhattan Auto Owner Trust, Series
                    2000-A A1,
                    6.470% due 12/15/01                                          2,198,480
        3,142,749   Nissan Auto Receivables Trust, Series
                    2001-A A1,
                    5.523% due 01/15/02                                          3,142,749
                                                                    -----------------------
 TOTAL ASSET-BACKED SECURITIES (At amortized cost)                              13,224,829

CORPORATE BONDS AND NOTES - 7.6%
        5,000,000   American Express, Debentures,
                    8.500% due 08/15/01                                          5,011,696
        5,000,000   Associates Corporation of North America,
                    Senior Notes,
                    6.750% due 08/01/01                                          4,999,953
        2,000,000   Beneficial Corporation,
                    6.430% due 04/10/02#                                         2,026,792
                    Beneficial Corporation, Notes:
        1,000,000   6.270% due 07/09/01#                                           999,911
        1,000,000   6.550% due 02/14/02                                          1,013,750
        2,010,000   Citifinancial, Notes,
                    8.250% due 11/01/01                                          2,021,623
        5,000,000   Coca Cola Enterprises, Notes,
                    7.875% due 02/01/02                                          5,082,306
        5,000,000   Ford Motor Credit Company, Senior Notes,
                    6.500% due 02/28/02                                          5,038,186
        1,334,000   General Electric Capital Corporation,
                    Medium-Term Notes,
                    7.000% due 03/01/02                                          1,350,568
                    General Electric Capital Corporation, Notes:
        1,000,000   6.330% due 09/17/01                                            999,392
        2,000,000   6.150% due 11/05/01                                          1,998,099
        5,000,000   General Motors Acceptance Corporation,
                    Notes,
                    6.875% due 07/15/01                                          5,000,042
        2,000,000   Household Finance Corporation, Notes,
                    7.750% due 12/05/01#                                         2,025,641
        1,200,000   International Lease Finance Corporation,
                    Notes,
                    6.230% due 09/25/01#                                         1,198,509
        5,000,000   Target Corporation, Notes,
                    6.800% due 10/01/01                                          5,003,961
        2,000,000   Treasury Corporation of Victoria, Bonds,
                    8.250% due 01/15/02                                          2,027,673
        3,240,000   Victorian Public Finance Authority Agency,
                    Bonds,
                    8.450% due 10/01/01                                          3,264,807
        5,000,000   Wal-Mart Stores, Inc., Notes,
                    6.150% due 08/10/01                                          4,997,018
        4,500,000   Wells Fargo Financial, Senior Notes,
                    7.750% due 08/15/01                                          4,505,966
                                                                    -----------------------
TOTAL CORPORATE BONDS AND NOTES (At amortized cost)                             58,565,893


    The accompanying notes are an integral part of these financial statments.

PRINCIPAL AMOUNT                                                            VALUE (NOTE 1)
MUNICIPAL BONDS AND NOTES - 1.3%
$       7,250,000   State of California, Debentures, 8.150% due
                    09/01/01#                                   $                7,287,794
        3,000,000   Connecticut State, Series A, General
                    Obligation Bonds, 5.970% due 03/15/02                        3,016,246
                                                                    -----------------------
TOTAL MUNICIPAL BONDS AND NOTES (At amortized cost)                             10,304,040

U.S. TREASURY NOTES - 1.5%
       10,000,000   U.S. Treasury Note, 4.005% due 07/15/02
                    (At amortized cost)                                         11,305,878

SHARES

MONEY MARKET FUNDS - 0.0%@
              285   J.P. Morgan Vista Federal Money Market Fund                        285
                9   J.P. Morgan Vista U.S. Government Money
                    Market Fund                                                          9
                                                                    -----------------------
TOTAL MONEY MARKET FUNDS (At amortized cost)                                           294

TOTAL SECURITIES
(At amortized cost)                                                            483,779,110
                                                                    -----------------------

PRINCIPAL AMOUNT

REPURCHASE AGREEMENTS - 36.9%
      $15,145,000   Agreement with Countrywide, Tri-Party,
                    4.15% dated 6/29/01, to be repurchased
                    at $15,150,238 on 7/02/01,
                    collateralized by $15,447,900 market
                    value of U.S. government and
                    mortgage-backed securities, having
                    various maturities and interest rates                       15,145,000
       53,777,000   Agreement with Greenwich Capital Markets,
                    Tri-Party, 4.15% dated 6/29/01, to be
                    repurchased at $53,795,598 on 7/02/01,
                    collateralized by $54,852,759 market
                    value of U.S. government and
                    mortgage-backed securities, having
                    various maturities and interest rates                       53,777,000
      121,905,000   Agreement with J.P. Morgan, Tri-Party,
                    4.15% dated 6/29/01, to be repurchased
                    at $121,947,159 on 7/02/01,
                    collateralized by $124,343,368 market
                    value of U.S. government and
                    mortgage-backed securities, having
                    various maturities and interest rates                      121,905,000
       95,000,000   Agreement with Bear Stearns, Tri-Party,
                    4.15% dated 6/29/01, to be repurchased
                    at $95,032,854 on 7/02/01,
                    collateralized by $96,902,107 market
                    value of U.S. government and
                    mortgage-backed securities, having
                    various maturities and interest rates                       95,000,000

TOTAL REPURCHASE AGREEMENTS (At amortized cost)                                285,827,000
                                                                    -----------------------

TOTAL INVESTMENTS - 99.4%
(At amoritized cost*)                                                          769,606,110
OTHER ASSETS AND LIABILITIES - 0.6%
(Net)                                                                            4,597,543
                                                                    -----------------------
NET ASSETS - 100.0%                                                $           774,203,653
                                                                    =======================

* Aggregate cost for federal tax purposes is $769,606,110. Please refer to page 92 for Endnotes and Abbreviations.


   The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                         CALIFORNIA TAX-FREE MONEY FUND
                                  INVESTMENTS

PORTFOLIO INVESTMENTS

June 30, 2001 (Audited)

PRINCIPAL AMOUNT                                                                                       VALUE (NOTE 1)
MUNICIPAL BONDS AND NOTES - 101.2%
CALIFORNIA - 99.4%
$         500,000     Apple Valley, California, Hospital Revenue, Series A,
                      Certificates of Participation (California Mortgage Insured),
                      6.750% due 10/01/12                                                 $                                514,825
       11,000,000     Bay Area Toll Authority, California,
                      Toll Bridge Revenue, Series A,
                      3.050% due 04/01/36                                                                               11,000,000
        4,000,000     California Cities Home Ownership Authority, Lease Revenue,
                      Series A, 2.750% due 09/01/06                                                                      4,000,000
        4,500,000     California Educational Facilities,
                      2.750% due 09/12/01                                                                                4,500,000
        1,500,000     California Health Facilities Financing Authority Revenue,
                      Insured Health Facilities, Series A,
                      3.050% due 09/01/28                                                                                1,500,000
        7,000,000     California Health Facilities Financing Authority Revenue,
                      Memorial Health Services,
                      3.000% due 10/01/24#                                                                               7,000,000
          605,000     California Health Facilities Financing Revenue,
                      Insured Health Facilities, Series A,
                      4.000% due 09/01/01                                                                                  605,000
        8,500,000     California School Cash Reserves Program Authority,
                      Series A (AMBAC Insured), 5.250% due 07/03/01                                                      8,500,437
          100,000     California School Facilities Financing Corporation,
                      Capital Improvement Financing Project, Series B,
                      Certificates of Participation,
                      2.500% due 07/01/24#                                                                                 100,000
        1,945,000     California School Facilities Financing Corporation, Capital
                      Improvement Financing Project, Series C,
                      Certificates of Participation, 2.500% due 07/01/22#                                                1,945,000
                      California State:
        9,800,000     2.700% due 08/15/01                                                                                9,800,000
        5,000,000     3.000% due 03/01/03#                                                                               5,000,000
          190,000     4.000% due 10/01/01                                                                                  190,232
          865,000     4.000% due 12/01/01#                                                                                 865,311
          300,000     4.500% due 08/01/01                                                                                  300,155
          650,000     6.100% due 11/01/01#                                                                                 656,730
          100,000     6.200% due 11/01/01#                                                                                 100,887
          200,000     6.700% due 10/01/01                                                                                  201,778
        3,500,000     10.000% due 09/01/01                                                                               3,539,712
        6,945,000     3.250% due 10/01/30                                                                                6,945,000
          865,000     California State Public Works Board Leasing Revenue,
                      Department of Justice, Series D,
                      4.250% due 11/01/01#                                                                                 865,696
        1,000,000     California State Public Works Board Leasing Revenue,
                      Series A, 6.125% due 09/01/04                                                                      1,025,054
       14,000,000     California State, Department of Water Reserve, Water
                      Revenue, Series K, 3.100% due 10/31/04                                                            14,000,000
        2,000,000     California State, Department of Water Reserve, Water
                      Revenue, Series L (FSA Insured),
                      2.850% due 12/01/22                                                                                2,000,000
          655,000     California State, Department of Water Reserve, Water
                      Revenue, Series W, 4.000% due 12/01/01                                                               657,409
          100,000     Clayton, California Redevelopment Agency, Tax Allocation
                      Revenue, Series A (AMBAC Insured), 4.300% due 08/01/01                                               100,033
          275,000     Corona, California, Communities Facilities District No.
                      86-2 (AMBAC Insured), 4.000% due 09/01/01                                                            275,042
          400,000     Delta Diablo, California, Sanitation District, Wastewater
                      Facilities Expansion Project, Certificates of Participation
                      (MBIA Insured), 6.250% due 12/01/04#                                                                 411,764
          195,000     Duarte, California, Unified School District, Series A (FSA
                      Insured), 4.500% due 11/01/01#                                                                       195,638
          340,000     El Cajon, California, Redevelopment Agency Tax Allocation
                      (AMBAC Insured), 6.400% due 10/01/07                                                                 349,666
        1,150,000     Fairfield, California, TRANS,
                      5.250% due 09/28/01#                                                                               1,154,433
          585,000     Fremont, California, Unified High School District, Santa
                      Clara County, Series B, 12.000% due 09/01/01                                                         592,832
          300,000     Fresno, California, Unified School District, Series C
                      (MBIA Insured), 5.100% due 02/01/02#                                                                 303,441
        1,645,000     Hacienda La Puente, California, Unified School District,
                      Adult Education Financing Project, Certificates of
                      Participation, 2.900% due 10/01/09#                                                                1,645,000


   The accompanying notes are an integral part of these financial statements.

PRINCIPAL AMOUNT                                                                                                    VALUE (NOTE 1)
MUNICIPAL BONDS AND NOTES -  CONTINUED
CALIFORNIA - CONTINUED
   $    1,350,000     Jackson, California, Water System Acquisition Project,
                      Certificates of Participation,
                      6.800% due 09/01/23                                               $                                1,383,116
        6,000,000     Kern County, California, Board of Education, TRANS,
                      5.000% due 07/03/01                                                                                6,000,220
          125,000     Lake Elsinore, California, Improvement Bonds Act 1915
                      Assessment District 93-1, 8.250% due 09/02/24                                                        125,888
       14,000,000     Long Beach, California, Health
                      Facilities Revenue, 3.000% due 10/01/16#                                                          14,000,000
          500,000     Los Angeles, California, Community Redevelopment Agency,
                      Series C (MBIA Insured) 6.550% due 12/01/03#                                                         516,019
       10,000,000     Los Angeles, California, Department of Water & Power
                      Revenue, 2.600% due 07/01/34                                                                      10,000,000
        1,500,000     Los Angeles, California, Metropolitan Transit Authority,
                      Sales Tax Revenue, Series B, 4.500% due 07/01/01                                                   1,500,000
        3,000,000     Los Angeles, California, Multiple Capital Facilities
                      Project III, Certificates of Participation,
                      6.250% due 11/01/07#                                                                               3,085,046
          500,000     Los Angeles, California, Municipal Improvement Corporation
                      Lease Revenue, Series B (MBIA Insured),
                      4.800% due 09/01/06                                                                                  501,508
        2,350,000     Los Angeles, California, Municipal Improvement Corporation
                      Lease Revenue, Series C, 3.500% due 09/01/01                                                       2,352,107
                      Los Angeles, California, Public Works Financing Authority
                      Revenue, District A:
        1,190,000     5.000% due 10/01/01                                                                                1,196,226
          400,000     5.400% due 10/01/01                                                                                  402,334
        2,000,000     Los Angeles, California, Schools Polled Financing Program,
                      Series A, Certificates of Participation,
                      5.000% due 07/02/01                                                                                2,000,038
          470,000     Los Angeles, California, Series B,
                      4.000% due 09/01/01                                                                                  470,073
        1,000,000     Los Angeles, California, Unified School District,
                      Certificates of Participation, Series A,  4.550% due
                      10/01/01                                                                                           1,004,173
          200,000     Metropolitan Water District, Southern California
                      Waterworks Revenue, Series C, 6.000% due 07/01/21                                                    200,000
        6,000,000     Modesto, California, Irrigation District, Certificates of
                      Participation, 2.650% due 08/03/01                                                                 6,000,000
          100,000     Monterey, California, Natividad Medical Center Improvement
                      Project, Series B (MBIA Insured),
                      5.300% due 08/01/04                                                                                  102,121
        1,100,000     Newport Beach, California, Hoag Memorial Hospital Revenue,
                      Series A, 3.150% due 10/01/26                                                                      1,100,000
        1,100,000     Newport Beach, California, Hoag Memorial Hospital Revenue,
                      Series B, 3.150% due 10/01/26                                                                      1,100,000
        2,200,000     Newport Beach, California, Hoag Memorial Hospital Revenue,
                      Series C, 3.150% due 10/01/26                                                                      2,200,000
        1,080,000     Oakland, California, Economic Development Revenue,
                      Series A, 2.950% due 08/01/27#                                                                     1,080,000
       11,240,000     Oceanside, California, Multi-Family Revenue, Lakeridge
                      Apartments Project, 3.000% due 08/01/17                                                           11,240,000
          310,000     Orange County, California, Community Facilities District,
                      Special Tax 86-2 (FSA Insured), 4.250% due 08/15/01                                                  310,280
        1,650,000     Orange County, California, Community Facilities District,
                      Special Tax 87-2, 9.300% due 08/15/16                                                              1,692,970
        3,485,000     Orange County, California,
                      Rental Housing Revenue,
                      2.550% due 05/01/22#                                                                               3,485,000
       11,470,000     Pittsburg, California, Mortgage Obligations, Series A,
                      2.850% due 12/30/31#                                                                              11,470,000
        1,000,000     Ramona, California, Municipal Water District, Certificates
                      of Participation (AMBAC Insured), 6.900% due 10/01/01                                              1,008,480
        1,000,000     Riverside County, California,
                      Capital Projects, Series A,
                      Certificates of Participation,
                      6.125% due 11/01/21#                                                                               1,030,135
        2,250,000     Riverside County, California, Community Facilities
                      District, Special Tax 89-1, 2.600% due 09/01/20#                                                   2,250,000
        1,500,000     Riverside County, California, Electric Revenue,
                      6.000% due 10/01/15                                                                                1,508,008

   The accompanying notes are an integral part of these financial statements.

PRINCIPAL AMOUNT                                                                                                    VALUE (NOTE 1)
MUNICIPAL BONDS AND NOTES -  CONTINUED
CALIFORNIA - CONTINUED
   $    1,000,000     Riverside County, California,
                      Water Revenue,
                      9.000% due 10/01/01                                                                                1,012,805
       10,000,000     Riverside-San Bernardino, California, Housing & Financing
                      Agency Lease Revenue Bonds, Series A,
                      2.750% due 07/01/06                                                                               10,000,000
          685,000     Rowland, California, Unified School District, Series A
                      (FSA Insured), 3.900% due 09/01/01                                                                   684,941
        1,000,000     Sacramento, California, Municipal Utility District,
                      Electric  Revenue, Series D (FSA Insured),
                      4.900% due 11/15/01#                                                                               1,008,284
        1,000,000     Sacramento, California, TRANS,
                      5.000% due 10/04/01#                                                                               1,003,074
        2,200,000     San Bernardino, California,
                      Capital Facilities Project, Series B, Certificates of
                      Participation, 7.000% due 08/01/28                                                                 2,249,489
          500,000     San Bernardino, California, TRANS,
                      5.500% due 09/28/01#                                                                                 501,980
       10,000,000     San Diego, California, TRANS,
                      2.500% due 08/09/01                                                                               10,000,000
          100,000     San Diego, California, Certificates of Participation
                      (AMBAC Insured), 4.500% due 08/15/01                                                                 100,072
        8,000,000     San Diego, California, Certificates of Participation (FGIC
                      Insured), 2.630% due 08/01/28#                                                                     8,000,000
       12,300,000     San Diego, California, Water Authority, Water Revenue,
                      2.650% due 08/08/01                                                                               12,300,000
        2,250,000     San Joaquin, California, General Hospital Project,
                      Certificates of Participation, 5.700% due 09/01/01                                                 2,260,243
        8,100,000     San Jose, California, International Airport Revenue,
                      Morgan Guaranty Trust Company, 2.650% due 10/12/01                                                 8,100,000
        1,785,000     South Sutter, California, Water District Hydroelectric
                      Revenue (FGIC Insured), 6.800% due 08/01/01                                                        1,788,950
        3,000,000     Stanislaus, California, Office of Education, TRANS,
                      5.000% due 08/10/01#                                                                               3,003,167
        3,000,000     Vallejo, California, Golf Course Facilities Financing,
                      Certificates of Participation,
                      3.250% due 06/01/40                                                                                3,000,000
        3,000,000     Westminster, California, Redevelopment Agency Tax
                      Allocation Revenue, Series A,
                      7.300% due 08/01/21                                                                                3,069,990
                                                                                                                    ----------------
                                                                                                                       249,237,812
PUERTO RICO - 1.8%
   $    1,000,000     Commonwealth of Puerto Rico, Electric Power Authority
                      Revenue, Series P, 7.000% due 07/01/21                            $                                1,020,000
          400,000     Commonwealth of Puerto Rico, Electric Power Authority
                      Revenue, Series W (MBIA Insured),
                      6.000% due 07/01/01                                                                                  400,000
                      Commonwealth of Puerto Rico, Telephone Authority Revenue,
                      Series L :
          250,000     5.750% due 01/01/08                                                                                  254,682
          250,000     5.750% due 01/01/11                                                                                  255,641
        2,642,000     Puerto Rico, Government Development Bank,
                      2.600% due 08/24/01                                                                                2,642,000
                                                                                                                   ----------------
                                                                                                                         4,572,323

TOTAL INVESTMENTS - 101.2%
(At amortized cost*)                                                                                                   253,810,135
OTHER ASSETS AND LIABILITIES - (1.2)%
(Net)                                                                                                                   (3,023,778)
                                                                                                                   ----------------
NET ASSETS - 100.0%                                                                                                $   250,786,357
                                                                                                                   ================

*Aggregate cost for federal tax purposes is $253,810,135. Please refer to page
 92 for Endnotes and Abbreviations.


    The accompanying notes are an integral part of the financial statements.

                              THE MONTGOMERY FUNDS
                           FEDERAL TAX-FREE MONEY FUND
                                   INVESTMENTS

PORTFOLIO INVESTMENTS
June 30, 2001 (Audited)

PRINCIPAL AMOUNT                                                          VALUE (NOTE 1)
MUNICIPAL BONDS AND NOTES - 109.9%

ALASKA - 8.3%
   $     745,000  Alaska Industrial Development & Experiment
                  Authority Revenue, Lot 12 (LOC: Bank of
                  America), 3.500% due 07/01/12#                  $              745,000
       2,260,000  Alaska Industrial Development & Experiment
                  Authority Revenue, Lot 5 (LOC: Bank of
                  America), 3.500% due 07/01/03#                               2,260,000
         500,000  Anchorage, Alaska, Hospital Revenue Bonds
                  (Sisters of Providence Project), Refunding,
                  6.750% due 10/01/01                                            504,600
                                                                     --------------------
                                                                               3,509,600
ARIZONA - 2.2%
         920,000  Tucson, Arizona Industrial Development
                  Authority Revenue, Geronimo Building
                  Renovation, 4.500% due 12/15/14#                               920,000
ARKANSAS - 3.8%
       1,600,000  Sheridan, Arkansas, Industrial Development
                  Revenue (Centria Project), Series A (LOC:
                  PNC Bank N.A.), 3.000% due 08/01/20#                         1,600,000
COLORADO - 5.1%
         300,000  Boulder, Colorado, Water & Sewer Revenue,
                  5.000% due 12/01/01#                                           300,789
         910,000  Donala, Colorado, Water & Sanitation District,
                  Revenue Bonds, Series B,
                  6.500% due 12/01/14#                                           935,034
         905,000  Lakewood, Colorado, Industrial Development
                  Revenue Bonds (LOC: U.S. Bank N.A.),
                  3.600% due 08/01/07#                                           905,000
                                                                     --------------------
                                                                               2,140,823
DISTRICT OF COLUMBIA - 1.5%
         620,000  District of Columbia, Housing Finance Agency
                  Mortgage Revenue Bonds, Series E,
                  4.600% due 07/23/01#                                           620,000
FLORIDA - 2.1%
         300,000  Palm Beach County, Florida, School District,
                  General Obligation Bonds, Refunding (FGIC
                  Insured), 4.800% due 08/01/01                                  300,435
         600,000  Tallahassee, Florida, Energy Systems Revenue,
                  Series B, 4.000% due 10/01/01                                  600,712
                                                                     --------------------
                                                                                 901,147
GEORGIA - 0.4%
         150,000  Dougherty County, Georgia School District,
                  General Obligation Bonds,
                  5.000% due 09/01/01                                            150,386
ILLINOIS - 10.1%
         250,000  Cook County, Illinois, Community School
                  District No. 54, General Obligation Bonds,
                  Series A, 6.300% due 01/01/03                                  254,189
         475,000  Du Page County, Illinois, Jail Project, General
                  Obligation Bonds,
                  6.550% due 01/01/21#                                           492,471
       2,500,000  Illinois Development Financing Authority,
                  Provena Health, Revenue Bonds, Series B,
                  3.550% due 05/01/28                                          2,500,000
       1,000,000  Illinois Development Financing Authority,
                  Provena Health, Revenue Bonds, Series C,
                  3.100% due 05/01/28#                                         1,000,000
                                                                     --------------------
                                                                               4,246,660
INDIANA - 7.9%
         715,000  Greenfield, Indiana, Economic Development
                  Revenue Bonds, Refunding (LOC: Bank One
                  Indianapolis), 3.010% due 09/01/05#                            715,000
         725,000  Greenwood, Indiana, Economic Development
                  Revenue Bonds, Refunding (LOC: Bank One
                  Indianapolis), 3.010% due 09/01/05#                            725,000
         900,000  Indianapolis, Indiana, Economic Development
                  Revenue, Pedcor Investments Waterfront,
                  Revenue Bonds, Series B (LOC: Federal Home
                  Loan Bank), 3.080% due 01/01/32#                               900,000
         635,000  Indianapolis, Indiana, Local Public Improvement
                  Board Revenue, Series C, 4.000% due 08/01/01                   635,556
         365,000  Wayne, Indiana, Metropolitan School District,
                  General Obligation Bonds, 4.300% due 07/15/01                  364,985
                                                                     --------------------
                                                                               3,340,541

   The accompanying notes are an integral part of these financial statements.

PRINCIPAL AMOUNT                                                          VALUE (NOTE 1)
MUNICIPAL BONDS AND NOTES -  CONTINUED
IOWA - 0.7%
   $     300,000  Dubuque, Iowa, Industrial Development Revenue
                  (Swiss Valley Farms Company Project) (LOC:
                  Radobank Nederland),
                  3.000% due 12/01/01#                            $              300,000
KANSAS - 4.6%
       1,400,000  Johnson County, Kansas, International Import,
                  General Obligation Bonds, Series A,
                  3.650% due 09/01/01                                          1,400,335
         510,000  Johnson County, Kansas, Unified School District
                  No. 229, General Obligation Bonds, Series A,
                  8.125% due 10/01/01                                            516,340
                                                                     --------------------
                                                                               1,916,675
KENTUCKY - 1.1%
         450,000  Independence, Kentucky, Industrial Building
                  Revenue, (LSI Metal Fabrication Facilities
                  Project) (LOC: Fifth Third Bank),
                  4.250% due 02/01/10                                            450,000
LOUISIANA - 1.2%
         500,000  Baton Rouge, Louisiana, Sales & Use Tax
                  Revenue, Series A (FSA Insured),
                  7.100% due 08/01/01                                            501,333
MARYLAND - 0.9%
         365,000  Maryland Water Quality Financing Administration
                  Revenue, Series B,
                  6.700% due 09/01/13#                                           374,484
NEBRASKA - 5.0%
         475,000  Dawson County, Nebraska School District No.
                  001, Lexington Public Schools, General
                  Obligation Bonds,
                  2.900% due 12/15/01(c)                                         475,000
         500,000  Douglas County, Nebraska School District No.
                  001, General Obligation Bonds, Refunding,
                  3.300% due 12/15/01                                            500,000
       1,140,000  Sarpy County, Nebraska, Highway Allocation
                  Fund, General Obligation Bonds,
                  4.650% due 09/15/01                                          1,140,000
                                                                     --------------------
                                                                               2,115,000
NEVADA - 0.3%
         135,000  West Wendover, Nevada, Recreation District,
                  General Obligation Bonds, Refunding,
                  5.800% due 12/01/01#                                           135,709
NEW HAMPSHIRE - 5.7%
   2,400,000      New Hampshire Health & Education Authority
                  Hospital Revenue, Wentworth Douglass
                  Hospital, 3.700% due 01/01/31                                2,400,000

NEW JERSEY - 0.5%
         200,000  Mercer County, New Jersey, Community College,
                  General Obligation Bonds,
                  4.850% due 10/15/01#                                           200,794
NEW YORK - 0.8%
         335,000  Nassau County, New York, General Obligation
                  Bonds, Series W (FGIC Insured),
                  4.600% due 09/01/01                                            335,109
OHIO - 11.3%
         250,000  Columbus, Ohio, Series 1, General Obligation
                  Bonds, 6.400% due 09/15/01                                     251,083
       2,925,000  Montgomery County, Ohio, Industrial Development
                  Revenue (Kroger Company Project) (LOC: Bank
                  of Montreal), 4.200% due 03/01/16#                           2,925,000
         850,000  Ohio State Public Facilities, Higher Education
                  Capital Facilities Revenue, Series II-C,
                  5.500% due 12/01/01#                                           857,614
         250,000  Ohio State, Building Authority Revenue
                  (Transition Building Fund), Series A,
                  6.125% due 09/01/01#                                           250,705
         470,000  Summit County, Ohio, Industrial Development
                  Revenue (Ohio Camshaft Project) (LOC: Bank
                  One Akron N.A.), 4.150% due 10/01/04                           470,000
                                                                     --------------------
                                                                               4,754,402
OKLAHOMA - 3.2%
         905,000  Pauls Valley, Oklahoma, Industrial Development
                  Authority Revenue (Covercraft Industries
                  Project), Refunding (LOC: Bank One Oklahoma
                  N.A.), 3.200% due 08/01/09#                                    905,000
         440,000  Tulsa County, Oklahoma, Independent School
                  District No. 003 Broken Arrow, General
                  Obligation Bonds, 4.250% due 07/01/01                          440,000
                                                                     --------------------
                                                                               1,345,000
OREGON - 0.9%
         400,000  Port of Portland, Oregon, Industrial
                  Development Revenue (Oregon Transfer
                  Company Project) (LOC: U.S. Bank N.A.),
                  3.675% due 11/01/01#                                           400,000
PENNSYLVANIA - 3.8%
         615,000  Bangor, Pennsylvania, Area School District,
                  General Obligation Bonds (FSA Insured),
                  3.350% due 03/01/02                                            615,000
       1,000,000  Union County, Pennsylvania, Hospital Authority
                  Revenue, Evangelical Community Hospital,
                  Series B (LOC: Fulton Bank),
                  4.750% due 10/01/23                                          1,000,000
                                                                     --------------------
                                                                               1,615,000


    The accompanying notes are an integral part of these financial statements.
                                       90

PRINCIPAL AMOUNT                                                          VALUE (NOTE 1)
MUNICIPAL BONDS AND NOTES -  CONTINUED
RHODE ISLAND - 4.7%
   $   1,970,000  Rhode Island State Industrial Development
                  Revenue (Lenox, Inc. Project),
                  3.050% due 12/01/05#                            $            1,970,000
TENNESSEE - 0.8%
         335,000  Bristol, Tennessee, Water & Sewer Systems
                  Revenue, Refunding (Municipal Government
                  Guaranteed), 3.600% due 04/01/02                               335,070
TEXAS - 1.3%
        400,000   Deer Park, Texas, General Obligation Bonds
                  (FGIC Insured), 6.500% due 03/15/02                            408,235
        150,000   Pecan Grove Municipal Utilities District,
                  Texas, District No. 1, General Obligation
                  Bonds, 4.750% due 09/01/01#                                    150,109
                                                                     -------------------
                                                                                 558,344
UTAH - 0.7%
        290,000   Murray City, Utah, School District, General
                  Obligation Bonds, 5.000% due 08/01/01                          290,142
WASHINGTON - 7.8%
        500,000   Seattle, Washington, General Obligation Bonds,
                  Series A, 4.400% due 08/01/01#                                 500,274
        390,000   Washington State, General Obligation Bonds,
                  Series A, 4.750% due 07/01/01                                  390,000
      1,375,000   Washington State, Housing Finance Commission,
                  Multi-family Revenue (Summer Ridge
                  Apartments Project), Series A (LOC: U.S.
                  Bank N.A.), 3.450% due 12/02/29                              1,375,000
        250,000   Washington State, Motor Vehicles, General
                  Obligation Bonds, Series B,
                  4.750% due 07/01/01                                            250,000
        500,000   Washington State, Public Power Supply System
                  Nuclear Project No. 2 Revenue Bonds, Series
                  A, Refunding, 6.000% due 07/01/12#                             500,000
        245,000   Washington State, Public Power Supply System
                  Nuclear Project No. 3 Revenue Bonds, Series
                  B, Refunding, 5.000% due 07/01/01                              245,000
                                                                     -------------------
                                                                               3,260,274

WEST VIRGINIA - 2.3%
         250,000  Weirton, West Virginia, Municipal Hospital
                  Building Commission Revenue, Weirton
                  Medical Center, Series A, Refunding (AMBAC
                  Insured), 5.500% due 12/01/01#                  $              251,663
         700,000  West Virginia State, Water Development
                  Authority Revenue,
                  4.400% due 11/01/31#                                           714,019
                                                                     --------------------
                                                                                 965,682
WISCONSIN - 4.8%
       2,000,000  Oregon, Wisconsin, Industrial Development
                  Revenue (Five K Partnership Project),
                  Series A (LOC: Firstar Bank),
                  3.150% due 06/01/21                                          2,000,000
WYOMING - 6.1%
       2,580,000  Gillette, Wyoming, Environmental Improvement
                  Revenue (Black Hills Power & Light
                  Corporation Project),
                  3.150% due 06/01/24#                                         2,580,000

TOTAL INVESTMENTS - 109.9%
(At amortized cost*)                                                          46,232,175
OTHER ASSETS AND LIABILITIES - (9.9)%
(Net)                                                                         (4,177,656)
                                                                     --------------------
NET ASSETS - 100.0%                                               $           42,054,519
                                                                     ====================

* Aggregate cost for federal tax purposes is $46,232,175. Please refer to page 92 for Endnotes and Abbreviations.

     The accompanying notes are integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                                  ANNUAL REPORT
                                  JUNE 30, 2001

Endnotes

+     Non-income-producing security.
#     Floating-rate note reflects the rate in effect at June 30, 2001.
##    Security subject to dollar roll transactions. See notes 1 and 4.
@@ Valued in good faith at fair value using procedures approved by the Board of Trustees.
@     Amount represents less than 0.1%.
++    144A security. Certain conditions for public sale may exist.
++ ++ All or a portion of this security held as collateral for short sale.
(a) Restricted securities: At June 30, 2001, the Fund below owned a restricted security, which may not be publicly sold without registration under the Securities Act of 1933 (note 1). Additional information on the security is as follows:

EMERGING MARKETS FUND    ACQUISITION DATE     SHARES       COST        VALUE PER SHARE
--------------------------------------------------------------------------------------
Pepsi International
   Bottlers                3/20/97            18,970      $569,100          $1.76

(b) All or a portion of this security is considered illiquid -- those securities that are unable to be sold within seven days.
(c)   When-issued securities

Abbreviations
AD Accretion Directed: These bonds receive, as principal, the negative amortization from tranche(s) in a deal. These securities often have guaranteed final maturities.
ADR    American Depositary Receipt
AMBAC  American Municipal Bond Assurance Corporation
AMT    Alternative Minimum Tax
CGIC   Capital Guaranty Insurance Corporation
CMO    Collateralized Mortgage Obligation
(F)    Foreign or Alien Shares
FGIC   Federal Guaranty Insurance Corporation
FLTR Floating-Rate Securities: bonds with coupon rates that adjust in proportion to an index.
FSA    Financial Security Assurance
GDR    Global Depositary Receipt
GO     General Obligation
LOC    Letter of Credit
MBIA   Municipal Bond Investors Assurance
MTN    Medium-Term Notes
PAC Planned Amortization Class: bonds with coupon rates that adjust in proportion to an index.
PCR    Pollution Control Revenue
PO     Principal Only
TAC Target Amortization Class: bond that pays principal based on a predetermined schedule which is derived by amortizing the collateral based on a single prepayment rate.
TBA    To-Be-Announced Security
TRANS  Tax and Revenue Anticipation Notes

THE MONTGOMERY FUNDS
ANNUAL REPORT
June 30, 2001

            FINANCIAL STATEMENTS
Statements of Assets and Liabilities           94
Statements of Operations                      100
Statements of Changes in Net Assets           104
Statements of Cash Flows                      108
Financial Highlights                          111
Notes to Financial Statements                 133
Independent Auditors' Report                  147
Tax Information                               148

THE MONTGOMERY FUNDS
STATEMENTS OF
ASSETS AND LIABILITIES
JUNE 30, 2001

                                                                                                                      U.S. SELECT
ASSETS:                                                                                                              20 PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities (including securities on loan*)                                                                        $ 1,797,289
    Repurchase agreements                                                                                                  40,000
Total Investments                                                                                                       1,837,289
Collateral held for securities on loan                                                                                    135,900
Cash                                                                                                                           --
Receivables:
    Dividends                                                                                                                 170
    Interest                                                                                                                   56
    Expenses absorbed by Manager                                                                                           74,339
    Shares of beneficial interest sold                                                                                        105
    Investment securities sold                                                                                             60,284
Other assets                                                                                                                   --
                                                                                                                      -----------
Total Assets                                                                                                            2,108,143
                                                                                                                      -----------

LIABILITIES:
-----------------------------------------------------------------------------------------------------------------------------------
    Net unrealized depreciation of forward foreign-currency exchange contracts (note 4)                                        --
Payables:
    Collateral payable to broker                                                                                          135,900
    Shares of beneficial interest redeemed                                                                                     --
    Investment securities purchased                                                                                        50,018
    Management fees                                                                                                         1,607
    Administration fees                                                                                                       114
    Share marketing plan fees (note 3) (Class P shares only)                                                                   --
    Custodian fees                                                                                                          1,432
    Dividends                                                                                                                  --
    Trustees' fees and expenses                                                                                                20
    Accounting fees                                                                                                           191
    Transfer agency and servicing fees                                                                                     33,506
    Other accrued liabilities                                                                                              27,476
                                                                                                                      -----------
Total Liabilities                                                                                                         250,264
                                                                                                                      -----------
Net Assets                                                                                                            $ 1,857,879
                                                                                                                      -----------
Investments at identified cost                                                                                        $ 1,803,636

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment income/accumulated
  net investment loss)                                                                                                $        --
Accumulated net realized gain/(loss)                                                                                   (1,084,096)
Net unrealized appreciation/(depreciation)                                                                                 33,653
Shares of beneficial interest                                                                                               2,392
Additional paid-in capital                                                                                              2,905,930
                                                                                                                      -----------
Net Assets                                                                                                            $ 1,857,879

NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
    Class R shares                                                                                                    $ 1,857,879
    Class P shares                                                                                                            N/A
                                                                                                                      -----------
Net Assets                                                                                                            $ 1,857,879

Number of Fund shares outstanding:
    Class R shares                                                                                                        239,216
    Class P shares                                                                                                            N/A
Class R shares: Net asset value, offering and redemption price per share outstanding                                  $      7.77
                                                                                                                      -----------
Class P shares: Net asset value, offering and redemption price per share outstanding                                         N/A
                                                                                                                      -----------

* Securities on loan at June 30, 2001, were valued at $132,318, $51,792,754, $283,652, $41,620,304, $21,050,454 and $7,069,241 for the U.S. Select 20
  Portfolio, Growth Fund, Mid Cap 20 Portfolio, U.S. Emerging Growth Fund, Small Cap Fund and International Growth Fund, respectively.

   The accompanying notes are an integral part of these financial statements.

                                                                                                    GROWTH              MID CAP 20
ASSETS:                                                                                              FUND               PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities (including securities on loan*)                                                   $259,175,429           $1,780,879
    Repurchase agreements                                                                           4,185,000              752,000
Total Investments                                                                                 263,360,429            2,532,879
Collateral held for securities on loan                                                             52,714,050              289,000
Cash                                                                                                       --                   --
Receivables:
    Dividends                                                                                          75,060                  482
    Interest                                                                                            8,467                  231
    Expenses absorbed by Manager                                                                           --                3,383
    Shares of beneficial interest sold                                                                 21,088                   --
    Investment securities sold                                                                      3,861,952                   --
Other assets                                                                                           11,571                   18
                                                                                                 ------------           ----------
Total Assets                                                                                      320,052,617            2,825,993
                                                                                                 ------------           ----------

LIABILITIES:
-----------------------------------------------------------------------------------------------------------------------------------
    Net unrealized depreciation of forward foreign-currency exchange contracts (note 4)                    --                   --
Payables:
    Collateral payable to broker                                                                   52,714,050              289,000
    Shares of beneficial interest redeemed                                                             64,299                   --
    Investment securities purchased                                                                 4,196,959                   --
    Management fees                                                                                    94,074                2,101
    Administration fees                                                                                18,879                  143
    Share marketing plan fees (note 3) (Class P shares only)                                              961                   --
    Custodian fees                                                                                      8,796                2,680
    Dividends                                                                                              --                   --
    Trustees' fees and expenses                                                                         3,867                   13
    Accounting fees                                                                                    12,755                  482
    Transfer agency and servicing fees                                                                159,228                2,337
    Other accrued liabilities                                                                         154,132               27,756
                                                                                                 ------------           ----------
Total Liabilities                                                                                  57,428,000              324,512
                                                                                                 ------------           ----------
Net Assets                                                                                       $262,624,617           $2,501,481
                                                                                                 ------------           ----------
Investments at identified cost                                                                   $281,185,343           $2,348,694

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment income/accumulated
  net investment loss)                                                                           $         --           $    5,319
Accumulated net realized gain/(loss)                                                               22,755,436             (720,117)
Net unrealized appreciation/(depreciation)                                                        (17,824,914)             184,185
Shares of beneficial interest                                                                         179,151                2,880
Additional paid-in capital                                                                        257,514,944            3,029,214
                                                                                                 ------------           ----------
Net Assets                                                                                       $262,624,617           $2,501,481

NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
    Class R shares                                                                               $262,513,893           $2,501,481
    Class P shares                                                                                    110,724                  N/A
                                                                                                 ------------           ----------
Net Assets                                                                                       $262,624,617           $2,501,481

Number of Fund shares outstanding:
    Class R shares                                                                                 17,907,562              288,012
    Class P shares                                                                                      7,511                  N/A
Class R shares: Net asset value, offering and redemption price per share outstanding             $      14.66           $     8.69
                                                                                                 ------------           ----------
Class P shares: Net asset value, offering and redemption price per share outstanding             $      14.74                  N/A

                                                                                                 U.S. EMERGING
                                                                                                     GROWTH             SMALL CAP
ASSETS:                                                                                               FUND                 FUND
-----------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities (including securities on loan*)                                                    $152,159,851        $ 85,252,491
    Repurchase agreements                                                                           10,545,000           1,645,000
Total Investments                                                                                  162,704,851          86,897,491
Collateral held for securities on loan                                                              41,896,600          21,327,100
Cash                                                                                                        --                  --
Receivables:
    Dividends                                                                                            7,161               9,133
    Interest                                                                                             9,105               4,293
    Expenses absorbed by Manager                                                                         7,724                  --
    Shares of beneficial interest sold                                                                   8,133               3,549
    Investment securities sold                                                                       3,356,915           1,331,827
Other assets                                                                                             6,546               3,498
                                                                                                  ------------        ------------
Total Assets                                                                                       207,997,035         109,576,891
                                                                                                  ------------        ------------

LIABILITIES:
-----------------------------------------------------------------------------------------------------------------------------------
    Net unrealized depreciation of forward foreign-currency exchange contracts (note 4)                     --                  --
Payables:
    Collateral payable to broker                                                                    41,896,600          21,327,100
    Shares of beneficial interest redeemed                                                              67,922              30,414
    Investment securities purchased                                                                  1,219,634             776,098
    Management fees                                                                                     78,359              30,088
    Administration fees                                                                                 10,520               9,622
    Share marketing plan fees (note 3) (Class P shares only)                                                --              23,827
    Custodian fees                                                                                       9,626               5,367
    Dividends                                                                                               --                  --
    Trustees' fees and expenses                                                                          1,731               1,433
    Accounting fees                                                                                     10,860               3,950
    Transfer agency and servicing fees                                                                 113,929              16,090
    Other accrued liabilities                                                                           91,218              46,859
                                                                                                  ------------        ------------
Total Liabilities                                                                                   43,500,399          22,270,848
                                                                                                  ------------        ------------
Net Assets                                                                                        $164,496,636         $87,306,043
                                                                                                  ------------        ------------
Investments at identified cost                                                                    $117,736,657         $72,710,742

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment income/accumulated
  net investment loss)                                                                            $         --         $        --
Accumulated net realized gain/(loss)                                                                 6,040,910          (8,586,988)
Net unrealized appreciation/(depreciation)                                                          44,968,194          14,186,749
Shares of beneficial interest                                                                          112,554              73,973
Additional paid-in capital                                                                         113,374,978          81,632,309
                                                                                                  ------------        ------------
Net Assets                                                                                        $164,496,636         $87,306,043

NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
    Class R shares                                                                                $164,496,636         $74,297,317
    Class P shares                                                                                         N/A          13,008,726
                                                                                                  ------------        ------------
Net Assets                                                                                        $164,496,636         $87,306,043

Number of Fund shares outstanding:
    Class R shares                                                                                  11,255,386           6,270,344
    Class P shares                                                                                         N/A           1,126,986
Class R shares: Net asset value, offering and redemption price per share outstanding              $      14.61              $11.85
                                                                                                  ------------        ------------
Class P shares: Net asset value, offering and redemption price per share outstanding                       N/A         $     11.54
                                                                                                  ------------        ------------

                                                                                                                   INTERNATIONAL
                                                                                                    BALANCED          GROWTH
ASSETS:                                                                                               FUND             FUND
---------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities (including securities on loan*)                                                     $44,124,814     $59,226,851
    Repurchase agreements                                                                                   --       1,311,000
Total Investments                                                                                   44,124,814      60,537,851
Collateral held for securities on loan                                                                      --       7,427,250
Cash                                                                                                        --              89
Receivables:
    Dividends                                                                                           53,569         133,898
    Interest                                                                                           107,100           3,572
    Expenses absorbed by Manager                                                                            --              --
    Shares of beneficial interest sold                                                                     951         111,596
    Investment securities sold                                                                          14,600         256,121
Other assets                                                                                             1,429           3,725
                                                                                                   -----------     -----------
Total Assets                                                                                        44,302,463      68,474,102
                                                                                                   -----------     -----------

LIABILITIES:
-------------------------------------------------------------------------------------------------------------------------------
    Net unrealized depreciation of forward foreign-currency exchange contracts (note 4)                     --             669
Payables:
    Collateral payable to broker                                                                            --       7,427,250
    Shares of beneficial interest redeemed                                                              14,547          61,484
    Investment securities purchased                                                                         --         460,789
    Management fees                                                                                        840          31,906
    Administration fees                                                                                     --           4,040
    Share marketing plan fees (note 3) (Class P shares only)                                               821          33,070
    Custodian fees                                                                                         319          35,853
    Dividends                                                                                            4,393              --
    Trustees' fees and expenses                                                                            837             999
    Accounting fees                                                                                      3,045           5,200
    Transfer agency and servicing fees                                                                  29,916          87,896
    Other accrued liabilities                                                                           44,692          92,478
                                                                                                   -----------     -----------
Total Liabilities                                                                                       99,410       8,241,634
                                                                                                   -----------     -----------
Net Assets                                                                                         $44,203,053     $60,232,468
                                                                                                   -----------     -----------
Investments at identified cost                                                                     $52,768,136     $65,463,315

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment income/accumulated
  net investment loss)                                                                             $  (215,041)      $(458,437)
Accumulated net realized gain/(loss)                                                                (4,299,364)    (20,174,981)
Net unrealized appreciation/(depreciation)                                                          (8,643,322)     (4,919,649)
Shares of beneficial interest                                                                           36,629          48,406
Additional paid-in capital                                                                          57,324,151      85,737,129
                                                                                                   -----------     -----------
Net Assets                                                                                         $44,203,053     $60,232,468

NET ASSETS:
-------------------------------------------------------------------------------------------------------------------------------
    Class R shares                                                                                 $44,146,159     $54,941,603
    Class P shares                                                                                      56,894       5,290,865
                                                                                                   -----------     -----------
Net Assets                                                                                         $44,203,053     $60,232,468

Number of Fund shares outstanding:
    Class R shares                                                                                   3,675,764       4,414,984
    Class P shares                                                                                       4,634         425,625
Class R shares: Net asset value, offering and redemption price per share outstanding               $     12.01          $12.44
                                                                                                   -----------     -----------
Class P shares: Net asset value, offering and redemption price per share outstanding               $     12.28     $     12.43
                                                                                                   -----------     -----------

                                                                                                                     INTERNATIONAL
ASSETS:                                                                                                              20 PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities (including securities on loan*)                                                                         $ 263,995
    Repurchase agreements                                                                                                 42,000
Total Investments                                                                                                        305,995
Collateral held for securities on loan                                                                                    10,600
Cash                                                                                                                          --
Foreign currency, at value (Cost $753 and $1,100,704 and $506, respectively)                                                  --
Net unrealized appreciation of forward foreign-currency exchange contracts (note 4)                                           --
Receivables:
    Dividends                                                                                                                397
    Interest                                                                                                                  21
    Expenses absorbed by Manager                                                                                          18,832
    Shares of beneficial interest sold                                                                                        --
    Investment securities sold                                                                                            20,555
Other assets                                                                                                                  23
                                                                                                                       ---------
Total Assets                                                                                                             356,423
                                                                                                                       ---------

LIABILITIES:
-----------------------------------------------------------------------------------------------------------------------------------
Short sales (proceeds $18,006,227) (note 1)                                                                                   --
    Net unrealized depreciation of forward foreign-currency exchange contracts (note 4)                                       26
Payables:
    Collateral payable to broker                                                                                          10,600
    Shares of beneficial interest redeemed                                                                                    --
    Investment securities purchased                                                                                       41,640
    Management fees                                                                                                          229
    Administration fees                                                                                                       16
    Share marketing plan fees (note 3) (Class P shares only)                                                                  --
    Custodian fees                                                                                                         4,605
    Trustees' fees and expenses                                                                                                8
    Accounting fees                                                                                                           55
    Cash overdrafts payable to custodian                                                                                      --
    Transfer agency and servicing fees                                                                                     2,380
    Other accrued liabilities                                                                                             28,052
                                                                                                                       ---------
Total Liabilities                                                                                                         87,611
                                                                                                                       ---------
Net Assets                                                                                                              $268,812
                                                                                                                       ---------
Investments at identified cost                                                                                          $307,659

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment income/accumulated
  net investment loss)                                                                                                 $  (1,288)
Accumulated net realized gain/(loss)                                                                                    (429,063)
Net unrealized appreciation/(depreciation)                                                                                (1,653)
Shares of beneficial interest                                                                                                396
Additional paid-in capital                                                                                               700,420
                                                                                                                       ---------
Net Assets                                                                                                             $ 268,812

NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
    Class B shares                                                                                                           N/A
    Class C shares                                                                                                           N/A
    Class R shares                                                                                                       268,812
    Class P shares                                                                                                           N/A
                                                                                                                       ---------
Net Assets                                                                                                             $ 268,812

Number of Fund shares outstanding:
    Class B shares                                                                                                           N/A
    Class C shares                                                                                                           N/A
    Class R shares                                                                                                        39,582
    Class P shares                                                                                                           N/A
Class B shares: Net asset value, offering and redemption price per share outstanding                                         N/A
                                                                                                                       ---------
Class C shares: Net asset value, offering and redemption price per share outstanding                                         N/A
                                                                                                                       ---------
Class R shares: Net asset value, offering and redemption price per share outstanding                                   $    6.79
                                                                                                                       ---------
Class P shares: Net asset value, offering and redemption price per share outstanding                                         N/A
                                                                                                                       ---------

* Securities on loan at June 30, 2001, were valued at $10,041, $5,897,549, $8,248,135, $40,420,316, $24,699,427 and $179,840 for the International 20
  Portfolio, Global Opportunities Fund, Global 20 Portfolio, Global Communications Fund, Emerging Markets Fund and Emerging Markets 20 Portfolio, respectively.

   The accompanying notes are an integral part of these financial statements.

                                                                                                       GLOBAL
                                                                                                   OPPORTUNITIES          GLOBAL 20
ASSETS:                                                                                                 FUND              PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities (including securities on loan*)                                                       $46,171,909        $52,229,915
    Repurchase agreements                                                                              4,570,000          1,571,000
Total Investments                                                                                     50,741,909         53,800,915
Collateral held for securities on loan                                                                 6,084,578          8,451,320
Cash                                                                                                          --                180
Foreign currency, at value (Cost $753 and $1,100,704 and $506, respectively)                                  --                619
Net unrealized appreciation of forward foreign-currency exchange contracts (note 4)                           --                 --
Receivables:
    Dividends                                                                                             57,114             60,360
    Interest                                                                                               2,834              7,778
    Expenses absorbed by Manager                                                                           5,910              2,992
    Shares of beneficial interest sold                                                                    39,038              1,463
    Investment securities sold                                                                                --          4,929,799
Other assets                                                                                               2,169              2,830
                                                                                                    ------------        -----------
Total Assets                                                                                          56,933,552         67,258,256
                                                                                                    ------------        -----------

LIABILITIES:
------------------------------------------------------------------------------------------------------------------------------------
Short sales (proceeds $18,006,227) (note 1)                                                                   --                 --
    Net unrealized depreciation of forward foreign-currency exchange contracts (note 4)                    2,826             14,089
Payables:
    Collateral payable to broker                                                                       6,084,578          8,451,320
    Shares of beneficial interest redeemed                                                               102,034            149,030
    Investment securities purchased                                                                      562,483          5,105,033
    Management fees                                                                                       48,568             25,415
    Administration fees                                                                                    6,090              3,396
    Share marketing plan fees (note 3) (Class P shares only)                                                  --                 11
    Custodian fees                                                                                        14,212             11,701
    Trustees' fees and expenses                                                                            3,693              1,505
    Accounting fees                                                                                        3,604              4,670
    Cash overdrafts payable to custodian                                                                      --                 --
    Transfer agency and servicing fees                                                                    35,947             53,674
    Other accrued liabilities                                                                             68,879             74,966
                                                                                                    ------------        -----------
Total Liabilities                                                                                      6,932,914         13,894,810
                                                                                                    ------------        -----------
Net Assets                                                                                           $50,000,638        $53,363,446
                                                                                                    ------------        -----------
Investments at identified cost                                                                       $53,575,325        $55,282,333

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment income/accumulated
  net investment loss)                                                                               $  (171,065)       $  (145,621)
Accumulated net realized gain/(loss)                                                                 (19,596,670)       (26,932,105)
Net unrealized appreciation/(depreciation)                                                            (2,833,344)        (1,490,364)
Shares of beneficial interest                                                                             39,250             48,472
Additional paid-in capital                                                                            72,562,467         81,883,064
                                                                                                    ------------        -----------
Net Assets                                                                                           $50,000,638        $53,363,446

NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
    Class B shares                                                                                           N/A                N/A
    Class C shares                                                                                           N/A                N/A
    Class R shares                                                                                   $50,000,638        $53,354,157
    Class P shares                                                                                           N/A              9,289
                                                                                                    ------------        -----------
Net Assets                                                                                           $50,000,638        $53,363,446

Number of Fund shares outstanding:
    Class B shares                                                                                           N/A                N/A
    Class C shares                                                                                           N/A                N/A
    Class R shares                                                                                     3,925,017          4,846,311
    Class P shares                                                                                           N/A                870
Class B shares: Net asset value, offering and redemption price per share outstanding                         N/A                N/A
                                                                                                    ------------        -----------
Class C shares: Net asset value, offering and redemption price per share outstanding                         N/A                N/A
                                                                                                    ------------        -----------
Class R shares: Net asset value, offering and redemption price per share outstanding                 $     12.74        $     11.01
                                                                                                    ------------        -----------
Class P shares: Net asset value, offering and redemption price per share outstanding                         N/A        $     10.68
                                                                                                    ------------        -----------

                                                                                                      GLOBAL            GLOBAL
                                                                                                    LONG-SHORT      COMMUNICATIONS
ASSETS:                                                                                                FUND              FUND
-----------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities (including securities on loan*)                                                    $ 73,358,026        $150,736,986
    Repurchase agreements                                                                           26,326,000          22,684,000
Total Investments                                                                                   99,684,026         173,420,986
Collateral held for securities on loan                                                                      --          40,723,963
Cash                                                                                                25,309,392                 186
Foreign currency, at value (Cost $753 and $1,100,704 and $506, respectively)                         1,094,070                  --
Net unrealized appreciation of forward foreign-currency exchange contracts (note 4)                     16,146                  --
Receivables:
    Dividends                                                                                           51,880              72,285
    Interest                                                                                            67,772              11,646
    Expenses absorbed by Manager                                                                            --                  --
    Shares of beneficial interest sold                                                                   7,003               2,101
    Investment securities sold                                                                       3,744,397           1,445,262
Other assets                                                                                            41,357              11,110
                                                                                                  ------------        ------------
Total Assets                                                                                       130,016,043         215,687,539
                                                                                                  ------------        ------------

LIABILITIES:
-----------------------------------------------------------------------------------------------------------------------------------
Short sales (proceeds $18,006,227) (note 1)                                                         18,860,134                  --
    Net unrealized depreciation of forward foreign-currency exchange contracts (note 4)                     --                  --
Payables:
    Collateral payable to broker                                                                            --          40,723,963
    Shares of beneficial interest redeemed                                                             494,952             118,909
    Investment securities purchased                                                                  6,791,130             809,643
    Management fees                                                                                     56,585              79,966
    Administration fees                                                                                 13,954              16,606
    Share marketing plan fees (note 3) (Class P shares only)                                            26,852                  --
    Custodian fees                                                                                      52,892              39,776
    Trustees' fees and expenses                                                                          3,279               2,209
    Accounting fees                                                                                      8,792              15,352
    Cash overdrafts payable to custodian                                                                    --                  --
    Transfer agency and servicing fees                                                                  60,603             133,421
    Other accrued liabilities                                                                          268,324             123,984
                                                                                                  ------------        ------------
Total Liabilities                                                                                   26,637,497          42,063,829
                                                                                                  ------------        ------------
Net Assets                                                                                        $103,378,546        $173,623,710
                                                                                                  ------------        ------------
Investments at identified cost                                                                    $ 98,850,144        $214,375,082

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment income/accumulated
  net investment loss)                                                                            $   (278,313)       $   (193,301)
Accumulated net realized gain/(loss)                                                                (1,922,598)       (129,155,619)
Net unrealized appreciation/(depreciation)                                                             (22,341)        (40,959,053)
Shares of beneficial interest                                                                           79,744             144,154
Additional paid-in capital                                                                         105,522,054         343,787,529
                                                                                                  ------------        ------------
Net Assets                                                                                        $103,378,546        $173,623,710

NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
    Class B shares                                                                                $  9,304,069                 N/A
    Class C shares                                                                                   3,101,356                 N/A
    Class R shares                                                                                  90,973,121        $173,623,710
    Class P shares                                                                                         N/A                 N/A
                                                                                                  ------------        ------------
Net Assets                                                                                        $103,378,546        $173,623,710

Number of Fund shares outstanding:
    Class B shares                                                                                     752,821                 N/A
    Class C shares                                                                                     309,511                 N/A
    Class R shares                                                                                   6,912,045          14,415,386
    Class P shares                                                                                         N/A                 N/A
Class B shares: Net asset value, offering and redemption price per share outstanding              $      12.36                 N/A
                                                                                                  ------------        ------------
Class C shares: Net asset value, offering and redemption price per share outstanding              $      10.02                 N/A
                                                                                                  ------------        ------------
Class R shares: Net asset value, offering and redemption price per share outstanding              $      13.16        $      12.04
                                                                                                  ------------        ------------
Class P shares: Net asset value, offering and redemption price per share outstanding                       N/A                 N/A
                                                                                                  ------------        ------------

                                                                                                       EMERGING           EMERGING
                                                                                                       MARKETS           MARKETS 20
ASSETS:                                                                                                  FUND             PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities (including securities on loan*)                                                      $164,125,560        $ 9,180,379
    Repurchase agreements                                                                              4,052,000          1,075,000
Total Investments                                                                                    168,177,560         10,255,379
Collateral held for securities on loan                                                                25,123,892            192,000
Cash                                                                                                          53                 18
Foreign currency, at value (Cost $753 and $1,100,704 and $506, respectively)                                 783                 --
Net unrealized appreciation of forward foreign-currency exchange contracts (note 4)                           --                 --
Receivables:
    Dividends                                                                                            372,675              9,091
    Interest                                                                                               6,042                310
    Expenses absorbed by Manager                                                                              --                 --
    Shares of beneficial interest sold                                                                   435,298              5,531
    Investment securities sold                                                                                --                 --
Other assets                                                                                               7,053                137
                                                                                                    ------------        -----------
Total Assets                                                                                         194,123,356         10,462,466
                                                                                                    ------------        -----------

LIABILITIES:
------------------------------------------------------------------------------------------------------------------------------------
Short sales (proceeds $18,006,227) (note 1)                                                                   --                 --
    Net unrealized depreciation of forward foreign-currency exchange contracts (note 4)                       --                 --
Payables:
    Collateral payable to broker                                                                      25,123,892            192,000
    Shares of beneficial interest redeemed                                                               152,716             20,894
    Investment securities purchased                                                                    1,115,282                 --
    Management fees                                                                                       85,154             34,064
    Administration fees                                                                                   10,634              1,158
    Share marketing plan fees (note 3) (Class P shares only)                                                 495                 --
    Custodian fees                                                                                        93,230              4,155
    Trustees' fees and expenses                                                                            2,939                467
    Accounting fees                                                                                       11,207                293
    Cash overdrafts payable to custodian                                                                      --                 --
    Transfer agency and servicing fees                                                                   183,725              2,160
    Other accrued liabilities                                                                            161,280             51,161
                                                                                                    ------------        -----------
Total Liabilities                                                                                     26,940,554            306,352
                                                                                                    ------------        -----------
Net Assets                                                                                          $167,182,802        $10,156,114
                                                                                                    ------------        -----------
Investments at identified cost                                                                      $176,020,615        $ 9,956,329

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment income/accumulated
  net investment loss)                                                                              $ (1,067,692)       $    26,044
Accumulated net realized gain/(loss)                                                                (324,184,133)        (1,942,275)
Net unrealized appreciation/(depreciation)                                                            (7,848,538)           298,585
Shares of beneficial interest                                                                            187,426              7,257
Additional paid-in capital                                                                           500,095,739         11,766,503
                                                                                                    ------------        -----------
Net Assets                                                                                          $167,182,802        $10,156,114

NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
    Class B shares                                                                                           N/A                N/A
    Class C shares                                                                                           N/A                N/A
    Class R shares                                                                                  $166,947,450        $10,156,114
    Class P shares                                                                                       235,352                N/A
                                                                                                    ------------        -----------
Net Assets                                                                                          $167,182,802        $10,156,114

Number of Fund shares outstanding:
    Class B shares                                                                                           N/A                N/A
    Class C shares                                                                                           N/A                N/A
    Class R shares                                                                                    18,715,529            725,678
    Class P shares                                                                                        27,026                N/A
Class B shares: Net asset value, offering and redemption price per share outstanding                         N/A                N/A
                                                                                                    ------------        -----------
Class C shares: Net asset value, offering and redemption price per share outstanding                         N/A                N/A
                                                                                                    ------------        -----------
Class R shares: Net asset value, offering and redemption price per share outstanding                $       8.92        $     14.00
                                                                                                    ------------        -----------
Class P shares: Net asset value, offering and redemption price per share outstanding                $       8.71               N/A
                                                                                                    ------------        -----------

* Securities on loan at June 30, 2001, were valued at $10,041, $5,897,549, $8,248,135, $40,420,316, $24,699,427 and $179,840 for the International 20
  Portfolio, Global Opportunities Fund, Global 20 Portfolio, Global Communications Fund, Emerging Markets Fund and Emerging Markets 20 Portfolio, respectively.

  The accompanying notes are an integral part of these financial statements.

                                                                                                                       EMERGING
ASSETS:                                                                                                                ASIA FUND
-----------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities (including securities on loan*)                                                                       $ 13,110,589
    Repurchase agreements                                                                                                 509,000
Total Investments                                                                                                      13,619,589
Collateral held for securities on loan                                                                                  2,010,000
Foreign currency, at value (Cost $3,427)                                                                                    3,276
Receivables:
    Dividends                                                                                                              19,464
    Interest                                                                                                                1,052
    Expenses absorbed by Manager                                                                                               --
    Shares of beneficial interest sold                                                                                    135,439
    Investment securities sold                                                                                                 --
Other assets                                                                                                                  607
                                                                                                                     ------------
Total Assets                                                                                                           15,789,427
                                                                                                                     ------------
LIABILITIES:
-----------------------------------------------------------------------------------------------------------------------------------
Payables:
    Collateral payable to broker                                                                                        2,010,000
    Shares of beneficial interest redeemed                                                                                  2,155
    Investment securities purchased                                                                                            --
    Management fees                                                                                                        30,318
    Administration fees                                                                                                       785
    Share marketing plan fees (note 3) (Class P shares only)                                                                   --
    Custodian fees                                                                                                         12,921
    Dividends                                                                                                                  --
    Trustees' fees and expenses                                                                                               199
    Accounting fees                                                                                                         1,079
    Cash overdrafts payable to custodian                                                                                       --
    Transfer agency and servicing fees                                                                                     19,000
    Other accrued liabilities                                                                                              54,897
                                                                                                                     ------------
Total Liabilities                                                                                                       2,131,354
                                                                                                                     ------------
Net Assets                                                                                                           $ 13,658,073
                                                                                                                     ------------
Investments at identified cost                                                                                       $ 14,022,177

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment income/accumulated
 net investment loss)                                                                                                $   (414,268)
Accumulated net realized gain/(loss)                                                                                  (12,213,868)
Net unrealized appreciation/(depreciation)                                                                               (402,740)
Shares of beneficial interest                                                                                              17,178
Additional paid-in capital                                                                                             26,671,771
                                                                                                                     ------------
Net Assets                                                                                                           $ 13,658,073

NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
    Class R shares                                                                                                   $ 13,658,073
    Class P shares                                                                                                            N/A
                                                                                                                     ------------
                                                                                                                     $ 13,658,073
Net Assets $13,658,073 Number of Fund shares outstanding:
    Class R shares                                                                                                      1,717,779
    Class P shares                                                                                                            N/A
Class R shares: Net asset value, offering and redemption price per share outstanding                                 $       7.95
                                                                                                                     ------------
Class P shares: Net asset value, offering and redemption price per share outstanding                                          N/A
                                                                                                                     ------------

*Securities on loan at June 30, 2001, were valued at $1,969,262 for the Emerging Asia Fund.

   The accompanying notes are an integral part of these financial statements.

                                                                                                                    SHORT DURATION
                                                                                                 TOTAL RETURN         GOVERNMENT
ASSETS:                                                                                            BOND FUND          BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities (including securities on loan*)                                                    $ 32,938,757         $267,748,581
    Repurchase agreements                                                                            3,198,000            5,397,000
Total Investments                                                                                   36,136,757          273,145,581
Collateral held for securities on loan                                                                      --                   --
Foreign currency, at value (Cost $3,427)                                                                    --                   --
Receivables:
    Dividends                                                                                               --                   --
    Interest                                                                                           276,440            1,945,777
    Expenses absorbed by Manager                                                                         5,944               82,938
    Shares of beneficial interest sold                                                                  16,005            1,420,589
    Investment securities sold                                                                       9,160,648           17,834,304
Other assets                                                                                               516                5,862
                                                                                                  ------------         ------------
Total Assets                                                                                        45,596,310          294,435,051
                                                                                                  ------------         ------------
LIABILITIES:
------------------------------------------------------------------------------------------------------------------------------------
Payables:
    Collateral payable to broker                                                                            --                   --
    Shares of beneficial interest redeemed                                                              80,014              431,259
    Investment securities purchased                                                                 13,653,686           21,535,403
    Management fees                                                                                     12,911              100,091
    Administration fees                                                                                  1,308               20,525
    Share marketing plan fees (note 3) (Class P shares only)                                                --               24,609
    Custodian fees                                                                                       8,190                9,406
    Dividends                                                                                            6,240               84,571
    Trustees' fees and expenses                                                                            385                2,681
    Accounting fees                                                                                      1,143                8,195
    Cash overdrafts payable to custodian                                                                    --                   --
    Transfer agency and servicing fees                                                                   2,739               76,153
    Other accrued liabilities                                                                           42,068              148,041
                                                                                                  ------------         ------------
Total Liabilities                                                                                   13,808,684           22,440,934
                                                                                                  ------------         ------------
Net Assets                                                                                        $ 31,787,626         $271,994,117
                                                                                                  ------------         ------------
Investments at identified cost                                                                    $ 36,118,923         $271,780,120

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment income/accumulated
 net investment loss)                                                                             $    $40,714         $    (48,871)
Accumulated net realized gain/(loss)                                                                   (75,143)             413,826
Net unrealized appreciation/(depreciation)                                                              17,834            1,365,461
Shares of beneficial interest                                                                           26,708              266,611
Additional paid-in capital                                                                          31,777,513          269,997,090
                                                                                                  ------------         ------------
Net Assets                                                                                        $ 31,787,626         $271,994,117

NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
    Class R shares                                                                                $ 31,787,626         $267,443,851
    Class P shares                                                                                         N/A            4,550,266
                                                                                                  ------------         ------------
                                                                                                  $ 31,787,626         $271,994,117
Net Assets $13,658,073 Number of Fund shares outstanding:
    Class R shares                                                                                   2,681,948           26,214,389
    Class P shares                                                                                         N/A              446,751
Class R shares: Net asset value, offering and redemption price per share outstanding              $      11.85         $      10.20
                                                                                                  ------------         ------------
Class P shares: Net asset value, offering and redemption price per share outstanding                       N/A         $      10.19
                                                                                                  ------------         ------------

                                                                                                  CALIFORNIA           GOVERNMENT
                                                                                                   TAX-FREE               MONEY
                                                                                                 INTERMEDIATE            MARKET
ASSETS:                                                                                            BOND FUND              FUND
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities (including securities on loan*)                                                     $37,282,505         $483,779,110
    Repurchase agreements                                                                                   --          285,827,000
Total Investments                                                                                   37,282,505          769,606,110
Collateral held for securities on loan                                                                      --                   --
Foreign currency, at value (Cost $3,427)                                                                    --                   --
Receivables:
    Dividends                                                                                               --                   --
    Interest                                                                                           574,311            4,843,382
    Expenses absorbed by Manager                                                                        30,253                   --
    Shares of beneficial interest sold                                                                   3,520               92,414
    Investment securities sold                                                                              --                   --
Other assets                                                                                               912                3,993
                                                                                                   -----------         ------------
Total Assets                                                                                        37,891,501          774,545,899
                                                                                                   -----------         ------------
LIABILITIES:
------------------------------------------------------------------------------------------------------------------------------------
Payables:
    Collateral payable to broker                                                                            --                   --
    Shares of beneficial interest redeemed                                                              27,178                   --
    Investment securities purchased                                                                         --                   --
    Management fees                                                                                     13,540               81,824
    Administration fees                                                                                  1,504               28,037
    Share marketing plan fees (note 3) (Class P shares only)                                                --                1,546
    Custodian fees                                                                                       6,686               18,727
    Dividends                                                                                            3,182                3,339
    Trustees' fees and expenses                                                                          1,612                8,208
    Accounting fees                                                                                      1,348               36,465
    Cash overdrafts payable to custodian                                                               235,723                   --
    Transfer agency and servicing fees                                                                   2,237               31,476
    Other accrued liabilities                                                                           36,046              132,624
                                                                                                   -----------         ------------
Total Liabilities                                                                                      329,056              342,246
                                                                                                   -----------         ------------
Net Assets                                                                                         $37,562,445         $774,203,653
                                                                                                   -----------         ------------
Investments at identified cost                                                                     $36,409,046         $769,606,110

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment income/accumulated
 net investment loss)                                                                              $     1,382         $     32,803
Accumulated net realized gain/(loss)                                                                    14,692              147,990
Net unrealized appreciation/(depreciation)                                                             873,459                   --
Shares of beneficial interest                                                                           28,698            7,739,922
Additional paid-in capital                                                                          36,644,214          766,282,938
                                                                                                   -----------         ------------
Net Assets                                                                                         $37,562,445         $774,203,653

NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------------
    Class R shares                                                                                 $37,562,445         $774,203,154
    Class P shares                                                                                         N/A                  499
                                                                                                   -----------         ------------
                                                                                                   $37,562,445         $774,203,653
Net Assets $13,658,073 Number of Fund shares outstanding:
    Class R shares                                                                                   2,869,807          773,991,671
    Class P shares                                                                                         N/A                  499
Class R shares: Net asset value, offering and redemption price per share outstanding               $     13.09         $       1.00
                                                                                                   -----------         ------------
Class P shares: Net asset value, offering and redemption price per share outstanding                       N/A         $       1.00
                                                                                                   -----------         ------------

                                                                                                  CALIFORNIA          FEDERAL
                                                                                                   TAX-FREE          TAX-FREE
ASSETS:                                                                                           MONEY FUND        MONEY FUND
------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
    Securities (including securities on loan*)                                                    $253,810,135    $46,232,175
    Repurchase agreements                                                                                   --             --
Total Investments                                                                                  253,810,135     46,232,175
Collateral held for securities on loan                                                                      --             --
Foreign currency, at value (Cost $3,427)                                                                    --             --
Receivables:
    Dividends                                                                                               --             --
    Interest                                                                                         2,341,428        331,452
    Expenses absorbed by Manager                                                                            --          2,224
    Shares of beneficial interest sold                                                                      --             --
    Investment securities sold                                                                              --             --
Other assets                                                                                             1,879            921
                                                                                                  ------------    -----------
Total Assets                                                                                       256,153,442     46,566,772
                                                                                                  ------------    -----------
LIABILITIES:
------------------------------------------------------------------------------------------------------------------------------
Payables:
    Collateral payable to broker                                                                            --             --
    Shares of beneficial interest redeemed                                                                  --             --
    Investment securities purchased                                                                  3,069,990        475,000
    Management fees                                                                                     77,971         13,493
    Administration fees                                                                                 11,016          2,021
    Share marketing plan fees (note 3) (Class P shares only)                                                --             --
    Custodian fees                                                                                      10,475          5,168
    Dividends                                                                                              592            212
    Trustees' fees and expenses                                                                          2,405            560
    Accounting fees                                                                                     24,909          4,586
    Cash overdrafts payable to custodian                                                             2,007,691      3,966,863
    Transfer agency and servicing fees                                                                   5,391          5,134
    Other accrued liabilities                                                                          156,645         39,216
                                                                                                  ------------    -----------
Total Liabilities                                                                                    5,367,085      4,512,253
                                                                                                  ------------    -----------
Net Assets                                                                                        $250,786,357    $42,054,519
                                                                                                  ------------    -----------
Investments at identified cost                                                                    $253,810,135    $46,232,175

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment income/accumulated
 net investment loss)                                                                             $     10,004    $     3,214
Accumulated net realized gain/(loss)                                                                    (7,842)        (7,803)
Net unrealized appreciation/(depreciation)                                                                  --             --
Shares of beneficial interest                                                                        2,507,729        420,597
Additional paid-in capital                                                                         248,276,466     41,638,511
                                                                                                  ------------    -----------
Net Assets                                                                                        $250,786,357    $42,054,519

NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------
    Class R shares                                                                                $250,786,357    $42,054,519
    Class P shares                                                                                         N/A            N/A
                                                                                                  ------------    -----------
                                                                                                  $250,786,357    $42,054,519
Net Assets $13,658,073 Number of Fund shares outstanding:
    Class R shares                                                                                 250,772,909     42,059,748
    Class P shares                                                                                         N/A            N/A
Class R shares: Net asset value, offering and redemption price per share outstanding              $       1.00    $      1.00
                                                                                                  ------------    -----------
Class P shares: Net asset value, offering and redemption price per share outstanding                       N/A            N/A
                                                                                                  ------------    -----------

THE MONTGOMERY FUNDS
STATEMENTS OF OPERATIONS
Year Ended June 30, 2001

                                                                         U.S. SELECT         GROWTH         MID CAP 20
NET INVESTMENT INCOME:                                                  20 PORTFOLIO          FUND          PORTFOLIO+
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                               $     5,982     $    393,845         $  33,272
Dividends                                                                   13,829        2,440,890             3,053
Securities lending income (note 1)                                             292           59,955               265
Foreign taxes withheld                                                          --               --                --
                                                                       -----------     ------------         ---------
Total Income                                                                20,103        2,894,690            36,590
                                                                       -----------     ------------         ---------

EXPENSES:
Custodian fee                                                               10,541           44,906             9,070
Transfer agency and servicing fees                                         199,670          584,099             5,949
Management fee (note 2)                                                     27,421        3,338,463            16,634
Administration fee (note 2)                                                  1,920          234,187             1,160
Share marketing plan fee (note 3) (Class P shares only)                         --              417                --
Professional fees                                                           46,070           68,764            21,466
Trustees' fees                                                                  71           15,943               140
Registration fees                                                           18,961           45,477             1,795
Accounting fees                                                              1,354          155,152             1,153
Printing fees                                                               13,717          190,452             5,673
Other                                                                       46,827           75,152             7,665
Interest expense                                                             2,426           12,200               231
                                                                       -----------     ------------         ---------
Total Expenses                                                             368,978        4,765,212            70,936
Fees deferred and/or expenses absorbed by Manager (note 2)                (328,256)              --           (47,517)
                                                                       -----------     ------------         ---------
Net Expenses                                                                40,722        4,765,212            23,419
                                                                       -----------     ------------         ---------
NET INVESTMENT INCOME/(LOSS)                                               (20,619)      (1,870,522)           13,171
                                                                       -----------     ------------         ---------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
-------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
      Securities transactions                                           (1,043,255)      28,375,922          (720,117)
      Foreign-currency transactions and other assets                            --               --                --
                                                                       -----------     ------------         ---------
Net Realized Gain/(Loss) on Investments                                 (1,043,255)      28,375,922          (720,117)
Net change in unrealized appreciation/(depreciation) of:
      Securities                                                           (60,759)     (99,226,930)          184,185
      Forward foreign-currency exchange contracts                               --               --                --
      Foreign-currency transactions and other assets                            --               --                --
                                                                       -----------     ------------         ---------
Net Unrealized Appreciation/(Depreciation) of Investments                  (60,759)     (99,226,930)          184,185
                                                                       -----------     ------------         ---------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                         (1,104,014)     (70,851,008)         (535,932)
                                                                       -----------     ------------         ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $(1,124,633)    $(72,721,530)        $(522,761)
                                                                       -----------     ------------         ---------

+ The Mid Cap 20 Portfolio commenced operations on October 31, 2000.

   The accompanying notes are an integral part of these financial statements.

                                                            U.S. EMERGING
                                                               GROWTH          SMALL CAP
NET INVESTMENT INCOME:                                          FUND             FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                   $    482,166      $    415,379
Dividends                                                       212,844            76,422
Securities lending income (note 1)                               41,398            27,334
Foreign taxes withheld                                               --                --
                                                           ------------      ------------
Total Income                                                    736,408           519,135
                                                           ------------      ------------

EXPENSES:
Custodian fee                                                    13,776            29,932
Transfer agency and servicing fees                              327,365            85,497
Management fee (note 2)                                       3,660,081         1,020,840
Administration fee (note 2)                                     134,767            71,705
Share marketing plan fee (note 3) (Class P shares only)              --            50,195
Professional fees                                                46,573            34,590
Trustees' fees                                                    9,370             5,715
Registration fees                                                17,686            10,868
Accounting fees                                                  88,642            48,537
Printing fees                                                    90,140            36,591
Other                                                            49,721            32,352
Interest expense                                                 18,650            10,101
                                                           ------------      ------------
Total Expenses                                                4,456,771         1,436,923
Fees deferred and/or expenses absorbed by Manager (note 2)   (1,559,839)               --
                                                           ------------      ------------
Net Expenses                                                  2,896,932         1,436,923
                                                           ------------      ------------
NET INVESTMENT INCOME/(LOSS)                                 (2,160,524)         (917,788)
                                                           ------------      ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
      Securities transactions                                24,316,012        (8,586,901)
      Foreign-currency transactions and other assets                 --                --
                                                           ------------      ------------
Net Realized Gain/(Loss) on Investments                      24,316,012        (8,586,901)
Net change in unrealized appreciation/(depreciation) of:
      Securities                                            (44,726,126)      (18,630,714)
      Forward foreign-currency exchange contracts                    --                --
      Foreign-currency transactions and other assets                 --                --
                                                           ------------      ------------
Net Unrealized Appreciation/(Depreciation) of Investments   (44,726,126)      (18,630,714)
                                                           ------------      ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS             (20,410,114)      (27,217,615)
                                                           ------------      ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS       $(22,570,638)     $(28,135,403)
                                                           ------------      ------------

                                                                            INTERNATIONAL
                                                             BALANCED          GROWTH      INTERNATIONAL
NET INVESTMENT INCOME:                                         FUND             FUND        20 PORTFOLIO
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                   $   180,950     $    124,468      $   2,507
Dividends                                                    5,360,125        1,245,753          4,280
Securities lending income (note 1)                                  --           23,751             12
Foreign taxes withheld                                              --          (77,062)          (169)
                                                           -----------     ------------      ---------
Total Income                                                 5,541,075        1,316,910          6,630
                                                           -----------     ------------      ---------

EXPENSES:
Custodian fee                                                      151          117,924         15,139
Transfer agency and servicing fees                             139,424          384,116         16,210
Management fee (note 2)                                             --        1,371,701          8,070
Administration fee (note 2)                                         --           70,177            514
Share marketing plan fee (note 3) (Class P shares only)          4,693           17,449             --
Professional fees                                               17,802           56,663         23,583
Trustees' fees                                                   4,835            3,966             33
Registration fees                                               20,062           42,263         12,138
Accounting fees                                                 26,022           45,624            461
Printing fees                                                   49,078          102,488         26,183
Other                                                           98,386           33,017         21,395
Interest expense                                                   225          136,879          2,106
                                                           -----------     ------------      ---------
Total Expenses                                                 360,678        2,382,267        125,832
Fees deferred and/or expenses absorbed by Manager (note 2)    (290,726)        (576,222)      (111,617)
                                                           -----------     ------------      ---------
Net Expenses                                                    69,952        1,806,045         14,215
                                                           -----------     ------------      ---------
NET INVESTMENT INCOME/(LOSS)                                 5,471,123         (489,135)        (7,585)
                                                           -----------     ------------      ---------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
--------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
      Securities transactions                               (1,313,210)     (17,429,268)      (263,972)
      Foreign-currency transactions and other assets                --       (1,253,913)       (10,436)
                                                           -----------     ------------      ---------
Net Realized Gain/(Loss) on Investments                     (1,313,210)     (18,683,181)      (274,408)
Net change in unrealized appreciation/(depreciation) of:
      Securities                                            (8,304,570)     (20,016,228)        29,202
      Forward foreign-currency exchange contracts                   --            8,420            123
      Foreign-currency transactions and other assets                --            8,159           (133)
                                                           -----------     ------------      ---------
Net Unrealized Appreciation/(Depreciation) of Investments   (8,304,570)     (19,999,649)        29,192
                                                           -----------     ------------      ---------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS             (9,617,780)     (38,682,830)      (245,216)
                                                           -----------     ------------      ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS       $(4,146,657)    $(39,171,965)     $(252,801)
                                                           -----------     ------------      ---------

                                                                    GLOBAL
                                                                OPPORTUNITIES    GLOBAL 20
NET INVESTMENT INCOME:                                               FUND        PORTFOLIO
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                      $    119,641    $    349,092
Dividends                                                          430,745         473,231
Securities lending income (note 1)                                  18,319          25,363
Foreign taxes withheld                                             (24,848)        (42,988)
                                                              ------------    ------------
Total Income                                                       543,857         804,698
                                                              ------------    ------------

EXPENSES:
Custodian fee                                                       54,332          43,274
Transfer agency and servicing fees                                 168,690         229,526
Management fee (note 2)                                            901,572       1,041,122
Administration fee (note 2)                                         44,188          56,357
Share marketing plan fee (note 3) (Class P shares only)                 --              40
Professional fees                                                   43,771          32,161
Trustees' fees                                                       5,545           3,816
Registration fees                                                   33,174          24,294
Accounting fees                                                     28,819          39,060
Printing fees                                                       45,116          59,950
Other                                                               34,458          53,884
Interest expense                                                    64,372          18,670
                                                              ------------    ------------
Total Expenses                                                   1,424,037       1,602,154
Fees deferred and/or expenses absorbed by Manager (note 2)        (162,318)       (138,860)
                                                              ------------    ------------
Net Expenses                                                     1,261,719       1,463,294
                                                              ------------    ------------
NET INVESTMENT INCOME/(LOSS)                                      (717,862)       (658,596)
                                                              ------------    ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
----------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
      Securities transactions                                  (19,465,912)    (26,407,986)
      Foreign-currency transactions and other assets              (342,945)       (473,755)
                                                              ------------    ------------
Net Realized Gain/(Loss) on Investments                        (19,808,857)    (26,881,741)
Net change in unrealized appreciation/(depreciation) of:
      Securities                                                (8,772,305)    (11,193,159)
      Forward foreign-currency exchange contracts                    4,103         (14,089)
      Foreign-currency transactions and other assets                 1,259           5,143
                                                              ------------    ------------
Net Unrealized Appreciation/(Depreciation) of Investments       (8,766,943)    (11,202,105)
                                                              ------------    ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                (28,575,800)    (38,083,846)
                                                              ------------    ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(29,293,662)   $(38,742,442)
                                                              ------------    ------------

                                                                       GLOBAL             GLOBAL             EMERGING
                                                                     LONG-SHORT       COMMUNICATIONS          MARKETS
NET INVESTMENT INCOME:                                                  FUND               FUND                FUND
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                           $   4,063,074        $   1,725,049    $    161,270
Dividends                                                              1,012,628              791,495       4,344,575
Securities lending income (note 1)                                            --               56,520          31,277
Foreign taxes withheld                                                    22,488              (36,274)       (119,500)
                                                                   -------------        -------------    ------------
Total Income                                                           5,098,190            2,536,790       4,417,622
                                                                   -------------        -------------    ------------

EXPENSES:
Custodian fee                                                            205,825              116,792         395,828
Transfer agency and servicing fees                                       211,749              658,472         773,311
Management fee (note 2)                                                3,371,565            3,677,664       3,167,052
Administration fee (note 2)                                              157,339              207,287         146,461
Share marketing plan fee (note 3)
  Class P shares                                                              --                   --           1,676
  Class B shares                                                         117,149                   --              --
  Class C shares                                                          45,356                   --              --
Professional fees                                                         82,162               83,173          66,739
Trustees' fees                                                            20,586               12,648          11,552
Registration fees                                                         55,348               14,140          26,688
Accounting fees                                                          136,565              163,869          99,716
Printing fees                                                            136,872              142,537         197,924
Shareholder servicing fees (note 2)                                      360,945                   --              --
Other                                                                    400,891               77,312         106,609
Tax expense                                                               67,807                   --          84,361
Interest expense                                                       1,384,974               25,160         115,349
                                                                   -------------        -------------    ------------
Total Expenses                                                         6,755,133            5,179,054       5,193,266
Fees deferred and/or expenses absorbed by Manager (note 2)                    --                   --      (1,006,067)
                                                                   -------------        -------------    ------------
Net Expenses                                                           6,755,133            5,179,054       4,187,199
                                                                   -------------        -------------    ------------
NET INVESTMENT INCOME/(LOSS)                                          (1,656,943)          (2,642,264)        230,423
                                                                   -------------        -------------    ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
----------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
      Securities transactions                                          5,873,511         (128,131,114)    (16,739,997)
      Securities sold short                                           13,134,612                   --              --
      Foreign-currency transactions and other assets                    (867,287)            (779,059)     (1,360,955)
                                                                   -------------        -------------    ------------
Net Realized Gain/(Loss) on Investments                               18,140,836         (128,910,173)    (18,100,952)
Net change in unrealized appreciation/(depreciation) of:
      Securities                                                    (102,463,940)         (96,626,278)    (51,089,830)
      Forward foreign-currency exchange contracts                         17,569                3,631              --
      Securities sold short                                           (7,424,723)                  --              --
      Foreign-currency transactions and other assets                      (1,696)              14,725       1,015,885
                                                                   -------------        -------------    ------------
Net Unrealized Appreciation/(Depreciation) of Investments           (109,872,790)         (96,607,922)    (50,073,945)
                                                                   -------------        -------------    ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS               (91,731,954)        (225,518,095)    (68,174,897)
                                                                   -------------        -------------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $ (93,388,897)       $(228,160,359)   $(67,944,474)
                                                                   -------------        -------------    ------------

   The accompanying notes are an integral part of these financial statements.

                                                                    EMERGING
                                                                   MARKETS 20     EMERGING
NET INVESTMENT INCOME:                                             PORTFOLIO     ASIA FUND
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                         $    67,551   $    26,888
Dividends                                                            162,239       293,271
Securities lending income (note 1)                                       976         2,464
Foreign taxes withheld                                                (1,653)      (26,278)
                                                                 -----------   -----------
Total Income                                                         229,113       296,345
                                                                 -----------   -----------

EXPENSES:
Custodian fee                                                          9,429        24,227
Transfer agency and servicing fees                                     8,391        68,715
Management fee (note 2)                                               73,949       598,089
Administration fee (note 2)                                            4,706        12,239
Share marketing plan fee (note 3)
  Class P shares                                                          --            --
  Class B shares                                                          --            --
  Class C shares                                                          --            --
Professional fees                                                     21,979        38,077
Trustees' fees                                                           211           634
Registration fees                                                     19,724        16,245
Accounting fees                                                        2,810         7,663
Printing fees                                                          6,517        21,024
Shareholder servicing fees (note 2)                                       --            --
Other                                                                137,722        22,666
Tax expense                                                            4,789        18,023
Interest expense                                                       4,047        38,568
                                                                 -----------   -----------
Total Expenses                                                       294,274       866,170
Fees deferred and/or expenses absorbed by Manager (note 2)          (177,933)     (477,627)
                                                                 -----------   -----------
Net Expenses                                                         116,341       388,543
                                                                 -----------   -----------
NET INVESTMENT INCOME/(LOSS)                                         112,772       (92,198)
                                                                 -----------   -----------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
--------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
      Securities transactions                                       (873,817)   (1,946,784)
      Securities sold short                                               --            --
      Foreign-currency transactions and other assets                 (60,723)      (25,151)
                                                                 -----------   -----------
Net Realized Gain/(Loss) on Investments                             (934,540)   (1,971,935)
Net change in unrealized appreciation/(depreciation) of:
      Securities                                                    (271,024)   (2,615,449)
      Forward foreign-currency exchange contracts                         --            --
      Securities sold short                                               --            --
      Foreign-currency transactions and other assets                    (693)         (147)
                                                                 -----------   -----------
Net Unrealized Appreciation/(Depreciation) of Investments           (271,717)   (2,615,596)
                                                                 -----------   -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS            (1,206,257)   (4,587,531)
                                                                 -----------   -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $(1,093,485)  $(4,679,729)
                                                                 -----------   -----------

                                                                                                 CALIFORNIA
                                                                               SHORT DURATION     TAX-FREE
                                                                 TOTAL RETURN    GOVERNMENT      INTERMEDIATE
NET INVESTMENT INCOME:                                            BOND FUND       BOND FUND       BOND FUND
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                          $2,076,750     $15,610,180       $1,468,545
Dividends                                                                 --              --               --
Securities lending income (note 1)                                        --              --               --
Foreign taxes withheld                                                    --              --               --
                                                                  ----------     -----------       ----------
Total Income                                                       2,076,750      15,610,180        1,468,545
                                                                  ----------     -----------       ----------

EXPENSES:
Custodian fee                                                         21,182          39,560            7,179
Transfer agency and servicing fees                                    14,736         277,028           16,788
Management fee (note 2)                                              252,588       2,174,877          468,043
Administration fee (note 2)                                           14,905         105,959           16,139
Share marketing plan fee (note 3)
  Class P shares                                                          --          10,498               --
  Class B shares                                                          --              --               --
  Class C shares                                                          --              --               --
Professional fees                                                     23,182          35,088           21,858
Trustees' fees                                                         1,819          12,191            4,325
Registration fees                                                     22,369          73,325            2,597
Accounting fees                                                       13,398          90,631           13,375
Printing fees                                                          9,213          71,923           11,431
Shareholder servicing fees (note 2)                                       --              --               --
Other                                                                 25,577          50,364           31,435
Tax expense                                                               --              --               --
Interest expense                                                      73,907       2,282,247               --
                                                                  ----------     -----------       ----------
Total Expenses                                                       472,876       5,223,691          593,170
Fees deferred and/or expenses absorbed by Manager (note 2)          (190,268)     (1,659,311)        (367,224)
                                                                  ----------     -----------       ----------
Net Expenses                                                         282,608       3,564,380          225,946
                                                                  ----------     -----------       ----------
NET INVESTMENT INCOME/(LOSS)                                       1,794,142      12,045,800        1,242,599
                                                                  ----------     -----------       ----------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
--------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
      Securities transactions                                      1,074,896       3,181,288          321,795
      Securities sold short                                               --              --               --
      Foreign-currency transactions and other assets                      --              --               --
                                                                  ----------     -----------       ----------
Net Realized Gain/(Loss) on Investments                            1,074,896       3,181,288          321,795
Net change in unrealized appreciation/(depreciation) of:
      Securities                                                     136,289       2,727,758          615,743
      Forward foreign-currency exchange contracts                         --              --               --
      Securities sold short                                               --              --               --
      Foreign-currency transactions and other assets                      --              --               --
                                                                  ----------     -----------       ----------
Net Unrealized Appreciation/(Depreciation) of Investments            136,289       2,727,758          615,743
                                                                  ----------     -----------       ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS             1,211,185       5,909,046          937,538
                                                                  ----------     -----------       ----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $3,005,327     $17,954,846       $2,180,137
                                                                  ----------     -----------       ----------

                                                                   GOVERNMENT
                                                                      MONEY        CALIFORNIA      FEDERAL
                                                                      MARKET        TAX-FREE       TAX-FREE
NET INVESTMENT INCOME:                                                FUND         MONEY FUND     MONEY FUND
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                            $57,156,777    $13,276,032    $4,722,194
Dividends                                                                    --             --            --
Securities lending income (note 1)                                           --             --            --
Foreign taxes withheld                                                       --             --            --
                                                                    -----------    -----------    ----------
Total Income                                                         57,156,777     13,276,032     4,722,194
                                                                    -----------    -----------    ----------

EXPENSES:
Custodian fee                                                            81,117         30,489        17,192
Transfer agency and servicing fees                                      212,768         22,127        15,327
Management fee (note 2)                                               2,653,122      1,540,140       714,637
Administration fee (note 2)                                             405,626        192,526        57,947
Share marketing plan fee (note 3)
  Class P shares                                                          1,904             --            --
  Class B shares                                                             --             --            --
  Class C shares                                                             --             --            --
Professional fees                                                       124,215         56,203        29,556
Trustees' fees                                                           56,742         17,774         4,765
Registration fees                                                        35,279          1,522        16,933
Accounting fees                                                         464,939        179,019        55,118
Printing fees                                                           134,062         41,487        21,066
Shareholder servicing fees (note 2)                                          --             --            --
Other                                                                    84,618         35,542        19,922
Tax expense                                                                  --             --            --
Interest expense                                                          6,048             --            --
                                                                    -----------    -----------    ----------
Total Expenses                                                        4,260,440      2,116,829       952,463
Fees deferred and/or expenses absorbed by Manager (note 2)                   --             --      (256,907)
                                                                    -----------    -----------    ----------
Net Expenses                                                          4,260,440      2,116,829       695,556
                                                                    -----------    -----------    ----------
NET INVESTMENT INCOME/(LOSS)                                         52,896,337     11,159,203     4,026,638
                                                                    -----------    -----------    ----------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
-------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from:
      Securities transactions                                           147,990         14,101        14,341
      Securities sold short                                                  --             --            --
      Foreign-currency transactions and other assets                         --             --            --
                                                                    -----------    -----------    ----------
Net Realized Gain/(Loss) on Investments                                 147,990         14,101        14,341
Net change in unrealized appreciation/(depreciation) of:
      Securities                                                             --             --            --
      Forward foreign-currency exchange contracts                            --             --            --
      Securities sold short                                                  --             --            --
      Foreign-currency transactions and other assets                         --             --            --
                                                                    -----------    -----------    ----------
Net Unrealized Appreciation/(Depreciation) of Investments                    --             --            --
                                                                    -----------    -----------    ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS                  147,990         14,101        14,341
                                                                    -----------    -----------    ----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $53,044,327    $11,173,304    $4,040,979
                                                                    -----------    -----------    ----------

THE MONTGOMERY FUNDS
STATEMENTS OF
CHANGES IN NET ASSETS
Year Ended June 30, 2001

                                                                  U.S. SELECT       GROWTH         MID CAP        U.S. EMERGING
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                20 PORTFOLIO       FUND        20 PORTFOLIO+     GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                      $   (20,619)  $ (1,870,522)     $  $13,171       $ (2,160,524)
Net realized gain/(loss) on investments                            (1,043,255)    28,375,922        (720,117)        24,316,012
Net unrealized appreciation/(depreciation) of investments             (60,759)   (99,226,930)        184,185        (44,726,126)
                                                                  -----------   ------------      ----------       ------------
Net Increase/(decrease) in Net Assets Resulting from Operations    (1,124,633)   (72,721,530)       (522,761)       (22,570,638)

DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R shares                                                         --             --          (7,852)                --
    Class P shares                                                         --             --              --                 --
Distributions to shareholders from net realized gains on
investments:
    Class B shares                                                         --             --              --                 --
    Class R shares                                                   (123,628)   (44,108,206)             --        (68,761,898)
    Class P shares                                                         --        (17,493)             --                 --
                                                                  -----------   ------------      ----------       ------------
Total Distributions                                                  (123,628)   (44,125,699)         (7,852)       (68,761,898)

BENEFICIAL INTEREST TRANSACTIONS:
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions
(note 6)                                                             (239,420)   (36,798,837)      3,032,094         30,885,062
Net Increase/(Decrease) in Net Assets                              (1,487,681)  (153,646,066)      2,501,481        (60,447,474)

NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                 3,345,560    416,270,683              --        224,944,110
End of Period                                                     $ 1,857,879   $262,624,617      $2,501,481       $164,496,636
Accumulated Undistributed Net Investment Income/(Accumulated Net
Investment Loss)                                                  $        --   $         --      $    5,319       $         --

                                                                        GLOBAL         GLOBAL                           EMERGING
                                                                      LONG-SHORT    COMMUNICATIONS     EMERGING          MARKETS
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                       FUND           FUND          MARKETS FUND    20 PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                         $  (1,656,943) $  (2,642,264)  $     230,423      $   112,772
Net realized gain/(loss) on investments                                 18,140,836   (128,910,173)    (18,100,952)        (934,540)
Net unrealized appreciation/(depreciation) of investments             (109,872,790)   (96,607,922)    (50,073,945)        (271,717)
                                                                      ------------  -------------     -----------      -----------
Net Increase/(Decrease) in Net Assets Resulting from Operations        (93,388,897)  (228,160,359)    (67,944,474)      (1,093,485)

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R shares                                                              --             --              --          (17,342)
    Class P shares                                                              --             --              --               --
Distributions to shareholders from net realized gains on
investments:
    Class B shares                                                     (79,703,639)            --              --               --
    Class R shares                                                              --    (79,643,094)             --               --
                                                                      ------------  -------------     -----------      -----------
Total Distributions                                                    (79,703,639)   (79,643,094)             --          (17,342)

BENEFICIAL INTEREST TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions         (125,089,996)   (17,089,085)    (61,908,255)       6,541,645
(note 6)
Net Increase/(Decrease) in Net Assets                                 (298,182,532)  (324,892,538)   (129,852,729)       5,430,818

NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                    401,561,078    498,516,248     297,035,531        4,725,296
End of Period                                                        $ 103,378,546  $ 173,623,710   $ 167,182,802      $10,156,114
Accumulated Undistributed Net Investment Income/(Accumulated Net     $    (278,313) $    (193,301)  $  (1,067,692)     $    26,044
Investment Loss)

+ The Mid Cap 20 Portfolio commenced operations on October 31, 2000.

   The accompanying notes are an integral part of these financial statements.

                                                                   SMALL CAP         BALANCED       INTERNATIONAL
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                   FUND              FUND          GROWTH FUND
-----------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                     $   (917,788)    $  5,471,123     $    (489,135)
Net realized gain/(loss) on investments                            (8,586,901)      (1,313,210)      (18,683,181)
Net unrealized appreciation/(depreciation) of investments         (18,630,714)      (8,304,570)      (19,999,649)
                                                                  -----------       ----------       -----------
Net Increase/(decrease) in Net Assets Resulting from Operations   (28,135,403)      (4,146,657)      (39,171,965)

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R shares                                                         --       (5,406,932)               --
    Class P shares                                                         --         (105,920)               --
Distributions to shareholders from net realized gains on
investments:
    Class B shares                                                         --               --                --
    Class R shares                                                (25,678,165)      (4,252,122)       (9,246,149)
    Class P shares                                                 (7,265,080)        (225,764)         (739,563)
                                                                  -----------       ----------       -----------
Total Distributions                                               (32,943,245)      (9,990,738)       (9,985,712)

BENEFICIAL INTEREST TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions
(note 6)                                                           17,835,665       (5,180,177)      (84,549,494)
Net Increase/(Decrease) in Net Assets                             (43,242,983)     (19,317,572)     (133,707,171)

NET ASSETS:
-----------------------------------------------------------------------------------------------------------------
Beginning of period                                               130,549,026       63,520,625       193,939,639
End of Period                                                    $ 87,306,043     $ 44,203,053     $  60,232,468
Accumulated Undistributed Net Investment Income/(Accumulated Net
Investment Loss)                                                 $         --     $   (215,041)    $    (458,437)


                                                                                                    SHORT DURATION
                                                                    EMERGING       TOTAL RETURN       GOVERNMENT
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                 ASIA FUND         BOND FUND        BOND FUND
------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                     $    (92,198)     $ 1,794,142      $ 12,045,800
Net realized gain/(loss) on investments                            (1,971,935)       1,074,896         3,181,288
Net unrealized appreciation/(depreciation) of investments          (2,615,596)         136,289         2,727,758
                                                                  -----------      -----------      ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations    (4,679,729)       3,005,327        17,954,846

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R shares                                                         --       (1,794,142)      (11,818,627)
    Class P shares                                                         --               --          (227,173)
Distributions to shareholders from net realized gains on
investments:
    Class B shares                                                         --               --                --
    Class R shares                                                         --               --                --
                                                                  -----------      -----------      ------------
Total Distributions                                                        --       (1,794,142)      (12,045,800)

BENEFICIAL INTEREST TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions      (6,504,869)       2,464,773        90,119,502
(note 6)
Net Increase/(Decrease) in Net Assets                             (11,184,598)       3,675,958        96,028,548

NET ASSETS:
------------------------------------------------------------------------------------------------------------------
Beginning of period                                                24,842,671       28,111,668       175,965,569
End of Period                                                    $ 13,658,073      $31,787,626      $271,994,117
Accumulated Undistributed Net Investment Income/(Accumulated Net $   (414,268)     $    40,714      $    (48,871)
Investment Loss)

                                                                                     GLOBAL
                                                                 INTERNATIONAL    OPPORTUNITIES      GLOBAL 20
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                20 PORTFOLIO        FUND           PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                     $    (7,585)    $   (717,862)     $   (658,596)
Net realized gain/(loss) on investments                             (274,408)     (19,808,857)      (26,881,741)
Net unrealized appreciation/(depreciation) of investments             29,192       (8,766,943)      (11,202,105)
                                                                   ---------      -----------       -----------
Net Increase/(decrease) in Net Assets Resulting from Operations     (252,801)     (29,293,662)      (38,742,442)

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R shares                                                        --               --                --
    Class P shares                                                        --               --                --
Distributions to shareholders from net realized gains on
investments:
    Class B shares                                                        --               --                --
    Class R shares                                                        --       (4,414,762)      (17,735,130)
    Class P shares                                                        --               --            (3,656)
                                                                   ---------      -----------       -----------
Total Distributions                                                       --       (4,414,762)      (17,738,786)

BENEFICIAL INTEREST TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions
(note 6)                                                          (1,742,455)      (2,013,486)       (6,014,294)
Net Increase/(Decrease) in Net Assets                             (1,995,256)     (35,721,910)      (62,495,522)

NET ASSETS:
-----------------------------------------------------------------------------------------------------------------
Beginning of period                                                2,264,068       85,722,548       115,858,968
End of Period                                                    $   268,812     $ 50,000,638      $ 53,363,446
Accumulated Undistributed Net Investment Income/(Accumulated Net
Investment Loss)                                                 $    (1,288)    $   (171,065)     $   (145,621)

                                                                   CALIFORNIA
                                                                    TAX-FREE        GOVERNMENT        CALIFORNIA        FEDERAL
                                                                  INTERMEDIATE     MONEY MARKET        TAX-FREE        TAX-FREE
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                  BOND FUND          FUND           MONEY FUND      MONEY FUND
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                      $ 1,242,599     $ 52,896,337      $ 11,159,203     $   4,026,638
Net realized gain/(loss) on investments                               321,795          147,990            14,101            14,341
Net unrealized appreciation/(depreciation) of investments             615,743               --                --                --
                                                                  -----------     ------------     -------------       -----------
Net Increase/(Decrease) in Net Assets Resulting from Operations     2,180,137       53,044,327        11,173,304         4,040,979

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R shares                                                 (1,242,599)     (52,892,584)      (11,159,204)       (4,026,638)
    Class P shares                                                         --           (3,752)               --                --
Distributions to shareholders from net realized gains on
investments:
    Class B shares                                                         --               --                --                --
    Class R shares                                                         --               --                --                --
                                                                  -----------     ------------     -------------       -----------
Total Distributions                                                (1,242,599)     (52,896,336)      (11,159,204)       (4,026,638)

BENEFICIAL INTEREST TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions       9,219,513      (29,228,975)     (128,046,892)     (105,798,090)
(note 6)
Net Increase/(Decrease) in Net Assets                              10,157,051      (29,080,984)     (128,032,792)     (105,783,749)

NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                27,405,394      803,284,637       378,819,149       147,838,268
End of Period                                                     $37,562,445     $774,203,653      $250,786,357     $  42,054,519
Accumulated Undistributed Net Investment Income/(Accumulated Net  $     1,382     $     32,803      $     10,004     $       3,214
Investment Loss)

THE MONTGOMERY FUNDS
STATEMENTS OF
CHANGES IN NET ASSETS
YEAR ENDED JUNE 30, 2000

                                                                                                             U.S. EMERGING
                                                                           U.S. SELECT          GROWTH           GROWTH
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                         20 PORTFOLIO+         FUND             FUND
---------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                               $   (1,001)   $     (93,993)      $  (3,138,469)
Net realized gain/(loss) on investments                                        83,704       76,142,505         107,314,389
Net unrealized appreciation/(depreciation) of investments                      94,412      (81,165,810)        (20,040,356)
                                                                           ----------     ------------        ------------
Net INCREASE/(Decrease) in Net Assets Resulting from Operations               177,115       (5,117,298)         84,135,564

DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R shares                                                                 --       (4,220,939)                 --
    Class P shares                                                                 --             (644)                 --
Distributions to shareholders from net realized gains on investments:
    Class B shares                                                                 --               --                  --
    Class C shares                                                                 --               --                  --
    Class R shares                                                                 --      (72,316,628)        (33,705,710)
    Class P shares                                                                 --          (19,865)                 --
Distributions to shareholders in excess of net realized gains on investments:
    Class R shares                                                                 --               --                  --
    Class P shares                                                                 --               --                  --
                                                                           ----------     ------------        ------------
Total Distributions                                                                --      (76,558,076)        (33,705,710)

BENEFICIAL INTEREST TRANSACTIONS:
---------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6)      3,168,445     (172,061,248)       (207,968,254)
Net Increase/(Decrease) in Net Assets                                       3,345,560     (253,736,622)       (157,538,400)

NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                --      670,007,305         382,482,510
End of Period                                                              $3,345,560    $ 416,270,683       $ 224,944,110

Accumulated Undistributed Net Investment Income/(Accumulated Net           $       --    $          --       $          --
Investment Loss)

                                                                                     GLOBAL                         EMERGING
                                                                                 COMMUNICATIONS     EMERGING         MARKETS
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                                    FUND         MARKETS FUND    20 PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                      $ (5,037,820)   $  (3,399,226)   $   20,075
Net realized gain/(loss) on investments                                            206,684,456       58,580,892       454,303
Net unrealized appreciation/(depreciation) of investments                          (19,678,886)       6,442,069       (55,418)
                                                                                  ------------    -------------    ----------
Net Increase/(Decrease) in Net Assets Resulting from Operations                    181,967,750       61,623,735       418,960

DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R shares                                                                          --               --       (23,653)
    Class P shares                                                                          --               --            --
Distributions to shareholders in excess of net investment income:
    Class R shares                                                                          --               --       (11,809)
    Class P shares                                                                          --               --            --
Distributions to shareholders from net realized gains on investments:
    Class R shares                                                                 (84,931,132)              --            --
Distributions to shareholders in excess of net realized gains on investments:
    Class R shares                                                                          --               --            --
                                                                                  ------------    -------------    ----------
Total Distributions                                                                (84,931,132)              --       (35,462)

BENEFICIAL INTEREST TRANSACTIONS:
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6)              46,749,445     (110,015,380)    1,790,791
Net Increase/(Decrease) in Net Assets                                              143,786,063      (48,391,645)    2,174,289
NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                354,730,185      345,427,176     2,551,007
End of Period                                                                     $498,516,248    $ 297,035,531    $4,725,296
Accumulated Undistributed Net Investment Income/(Accumulated Net                  $    (12,383)   $    (961,126)   $  (11,809)
Investment Loss)

+ The U.S. Select 20 Portfolio and International 20 Portfolio commenced operations on December 31, 1999.

   The accompanying notes are an integral part of these financial statements.

                                                                                                      INTERNATIONAL
                                                                          SMALL CAP      BALANCED       GROWTH       INTERNATIONAL
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                           FUND          FUND          FUND        20 PORTFOLIO+
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                           $ (1,655,629)  $  1,766,179   $ (1,814,453)   $   (3,550)
Net realized gain/(loss) on investments                                  52,130,304      3,063,844     29,623,511      (179,508)
Net unrealized appreciation/(depreciation) of investments                (8,034,704)    (4,476,849)    10,142,637       (30,845)
                                                                       ------------   ------------  -------------    ----------
Net INCREASE/(Decrease) in Net Assets Resulting from Operations          42,439,971        353,174     37,951,695      (213,903)

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R shares                                                               --     (2,469,564)            --            --
    Class P shares                                                               --        (56,456)            --            --
Distributions to shareholders from net realized gains on investments:
    Class B shares                                                               --             --             --            --
    Class C shares                                                               --             --             --            --
    Class R shares                                                           (2,347)    (1,296,646)    (4,202,087)           --
    Class P shares                                                             (471)        (1,055)       (75,380)           --
Distributions to shareholders in excess of net realized gains on investments:
    Class R shares                                                               --       (544,818)            --            --
    Class P shares                                                               --           (443)            --            --
                                                                       ------------   ------------  -------------    ----------
Total Distributions                                                          (2,818)    (4,368,982)    (4,277,467)           --

BENEFICIAL INTEREST TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6)  (45,817,347)   (13,653,062)   (69,373,573)    2,477,971
Net Increase/(Decrease) in Net Assets                                    (3,380,194)   (17,668,870)   (35,699,345)    2,264,068

NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                     133,929,220     81,189,495    229,638,984            --
End of Period                                                          $130,549,026   $ 63,520,625   $193,939,639    $2,264,068

Accumulated Undistributed Net Investment Income/(Accumulated Net       $         --   $     51,747   $   (625,121)   $  (14,417)
Investment Loss)

                                                                                                                        CALIFORNIA
                                                                                                       SHORT DURATION    TAX-FREE
                                                                         EMERGING      TOTAL RETURN      GOVERNMENT    INTERMEDIATE
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                      ASIA FUND        BOND FUND       BOND FUND      BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                          $   (335,104)    $  2,139,301     $  9,914,178   $  1,418,256
Net realized gain/(loss) on investments                                  3,615,224         (937,034)      (1,685,682)      (299,782)
Net unrealized appreciation/(depreciation) of investments               (9,986,736)         278,253         (703,291)        47,167
                                                                      ------------     ------------    -------------   ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (6,706,616)       1,480,520        7,525,205      1,165,641

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R shares                                                      (1,751,948)      (2,065,411)      (9,649,353)    (1,418,257)
    Class P shares                                                              --               --         (215,954)            --
Distributions to shareholders in excess of net investment income:
    Class R shares                                                        (706,975)              --          (47,801)            --
    Class P shares                                                              --               --           (1,070)            --
Distributions to shareholders from net realized gains on investments:           --               --               --             --
    Class R shares
Distributions to shareholders in excess of net realized gains on
investments:                                                                    --         (440,674)              --             --
    Class R shares                                                    ------------     ------------    -------------   ------------

Total Distributions
                                                                        (2,458,923)      (2,506,085)      (9,914,178)    (1,418,257)
BENEFICIAL INTEREST TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) (29,187,679)      (9,338,436)      20,101,823    (13,358,879)
Net Increase/(Decrease) in Net Assets                                  (38,353,218)     (10,364,001)      17,712,850    (13,611,495)
NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                     63,195,889       38,475,669      158,252,719     41,016,889
End of Period                                                         $ 24,842,671     $ 28,111,668     $175,965,569   $ 27,405,394
Accumulated Undistributed Net Investment Income/(Accumulated Net      $   (706,975)    $     40,714     $    (48,871)  $      1,382
Investment Loss)

                                                                           GLOBAL                            GLOBAL
                                                                        OPPORTUNITIES      GLOBAL 20       LONG-SHORT
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                          FUND           PORTFOLIO          FUND
----------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                             $  (949,772)    $ (2,372,232)   $ (8,054,515)
Net realized gain/(loss) on investments                                   16,080,114       38,812,970     107,245,497
Net unrealized appreciation/(depreciation) of investments                 (2,332,942)     (15,548,497)     77,601,780
                                                                        ------------    -------------   -------------
Net INCREASE/(Decrease) in Net Assets Resulting from Operations           12,797,400       20,892,241     176,792,762

DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R shares                                                                --               --              --
    Class P shares                                                                --               --              --
Distributions to shareholders from net realized gains on investments:
    Class B shares                                                                --               --      (1,713,891)
    Class C shares                                                                --               --        (763,244)
    Class R shares                                                        (5,240,294)     (16,007,638)    (26,333,085)
    Class P shares                                                                --           (3,666)             --
Distributions to shareholders in excess of net realized gains on investments:
    Class R shares                                                                --               --              --
    Class P shares                                                                --               --              --
                                                                        ------------    -------------   -------------
Total Distributions                                                       (5,240,294)     (16,011,304)    (28,810,220)

BENEFICIAL INTEREST TRANSACTIONS:
----------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6)    21,019,902      (25,869,138)     11,365,473
Net Increase/(Decrease) in Net Assets                                     28,577,008      (20,988,201)    159,348,015

NET ASSETS:
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                       57,145,540      136,847,169     242,213,063
End of Period                                                            $85,722,548     $115,858,968    $401,561,078

Accumulated Undistributed Net Investment Income/(Accumulated Net         $     1,768     $         --    $    715,966
Investment Loss)

                                                                        GOVERNMENT
                                                                           MONEY         CALIFORNIA        FEDERAL
                                                                          MARKET          TAX-FREE         TAX-FREE
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                         FUND          MONEY FUND       MONEY FUND
--------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                           $ 36,029,825     $  8,788,460    $  4,810,404
Net realized gain/(loss) on investments                                     43,512          (15,207)        (21,154)
Net unrealized appreciation/(depreciation) of investments                       --               --              --
                                                                      ------------     ------------    ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         36,073,337        8,773,253       4,789,250

DISTRIBUTIONS TO SHAREHOLDERS:
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
    Class R shares                                                     (35,843,506)      (8,779,520)     (4,806,981)
    Class P shares                                                        (186,297)              --              --
Distributions to shareholders in excess of net investment income:
    Class R shares                                                              --               --              --
    Class P shares                                                              --               --              --
Distributions to shareholders from net realized gains on investments:           --               --              --
    Class R shares
Distributions to shareholders in excess of net realized gains on
investments:                                                                    --               --              --
    Class R shares                                                    ------------     ------------    ------------

Total Distributions
                                                                       (36,029,803)      (8,779,520)     (4,806,981)
BENEFICIAL INTEREST TRANSACTIONS:
--------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) 227,852,914       85,924,189      31,514,686
Net Increase/(Decrease) in Net Assets                                  227,896,448       85,917,922      31,496,955
NET ASSETS:
--------------------------------------------------------------------------------------------------------------------
Beginning of period                                                    575,388,189      292,901,227     116,341,313
End of Period                                                         $803,284,637     $378,819,149    $147,838,268
Accumulated Undistributed Net Investment Income/(Accumulated Net      $     22,008     $     10,005    $      3,214
Investment Loss)

                              THE MONTGOMERY FUNDS
                            STATEMENTS OF CASH FLOWS
                            YEAR ENDED JUNE 30, 2001


GLOBAL LONG-SHORT FUND


CASH FLOWS FROM OPERATING ACTIVITIES:
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                                                  $  (1,656,943)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
    Decrease in interest receivable                                                       $       559,534
    Decrease in dividend receivable                                                               105,185
    Decrease in foreign currency                                                               11,108,637
    Decrease in other assets and liabilities                                                   (1,232,268)
    Decrease in accrued management fee payable                                                   (238,366)
    Net accretion of discount                                                                      (1,538)
                                                                                          ----------------
    Total adjustments                                                                                            10,301,184
                                                                                                              -------------
Net Cash Provided by Operating Activities                                                                         8,644,241


CASH FLOWS FROM INVESTING ACTIVITIES:
----------------------------------------------------------------------------------------------------------------------------
    Proceeds from sales of investments                                                      1,978,819,172
    Purchases of securities                                                                (1,779,914,701)
    Proceeds from short sales                                                                 100,239,972
    Purchases of short sales                                                                 (218,198,050)
    Decrease in receivable for investments sold                                                 5,119,196
    Decrease in receivable for short sales                                                      2,698,172
    Increase in payable for investments purchased                                               1,066,340
    Decrease in payable for short sales                                                        (3,809,247)
                                                                                          ----------------
Cash Provided by Investing Activities                                                                            86,020,854


CASH FLOWS FROM FINANCING ACTIVITIES:
----------------------------------------------------------------------------------------------------------------------------
    Decrease in receivable for shares of beneficial interest sold                                 288,849
    Increase in payable for shares of beneficial interest redeemed                                 86,855
    Net capital shares transactions                                                          (125,089,996)
    Distributions paid                                                                        (79,703,639)
    Payments on loans                                                                         (14,700,000)
    Change in dividends payable                                                                   (38,961)
                                                                                          ----------------
Cash Used by Financing Activities                                                                              (219,156,892)

Net increase/(decrease) in cash                                                                                (124,491,797)
Cash at beginning of period                                                                                     149,801,189
                                                                                                              -------------
Cash at End of Period                                                                                         $  25,309,392

                              THE MONTGOMERY FUNDS
                            STATEMENTS OF CASH FLOWS
                            YEAR ENDED JUNE 30, 2001

TOTAL RETURN BOND FUND


CASH FLOWS FROM OPERATING ACTIVITIES:
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                           $ 1,794,142
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
    Decrease in interest receivable                                                         $        75,035
    Increase in receivable from Manager                                                              (5,944)
    Decrease in other assets and liabilities                                                        (21,938)
    Decrease in accrued management fee payable                                                      (46,479)
    Net accretion of discount                                                                       (23,762)
    Total adjustments                                                                       ---------------         (23,088)
                                                                                                                -----------
Net Cash Provided by Operating Activities                                                                         1,771,054


CASH FLOWS FROM INVESTING ACTIVITIES:
----------------------------------------------------------------------------------------------------------------------------
    Proceeds from sales of investments                                                        1,832,647,242
    Purchases of securities                                                                  (1,832,655,014)
    Increase in receivable for investments sold                                                  (7,933,238)
    Increase in payable for investments purchased                                                 5,173,704

Cash Used by Investing Activities                                                                                (2,767,306)


CASH FLOWS FROM FINANCING ACTIVITIES:
----------------------------------------------------------------------------------------------------------------------------
    Decrease in receivable for shares of beneficial interest sold                                   284,836
    Increase in payable for shares of beneficial interest redeemed                                   40,073
    Net capital shares transactions                                                               2,464,773
    Distributions paid                                                                           (1,794,142)
    Net dollar roll transactions                                                                     (2,829)
    Change in dividends payable                                                                       3,541
                                                                                            ---------------

Cash Provided by Financing Activities                                                                               996,252

Net increase/(decrease) in cash                                                                                          --
Cash at beginning of period                                                                                              --
                                                                                                                -----------
Cash at End of Period                                                                                           $        --

                              THE MONTGOMERY FUNDS
                            STATEMENTS OF CASH FLOWS
                            YEAR ENDED JUNE 30, 2001




SHORT DURATION GOVERNMENT BOND FUND


CASH FLOWS FROM OPERATING ACTIVITIES:
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                          $ 12,045,800
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
    Increase in interest receivable                                                       $       (932,604)
    Decrease in receivable from Manager                                                             17,021
    Decrease in other assets and liabilities                                                      (122,438)
    Increase in accrued management fee payable                                                      29,499
    Net amortization of premium                                                                    145,421
    Total adjustments                                                                     ----------------         (863,101)
                                                                                                               ------------
Net Cash Provided by Operating Activities                                                                        11,182,699


CASH FLOWS FROM INVESTING ACTIVITIES:
----------------------------------------------------------------------------------------------------------------------------
    Proceeds from sales of investments                                                      12,546,545,812
    Purchases of securities                                                                (12,629,851,376)
    Increase in receivable for investments sold                                                (12,183,121)
    Increase in payable for investments purchased                                                6,490,780
                                                                                          ----------------
Cash Used by Investing Activities                                                                               (88,997,905)


CASH FLOWS FROM FINANCING ACTIVITIES:
----------------------------------------------------------------------------------------------------------------------------
    Increase in receivable for shares of beneficial interest sold                                 (546,432)
    Increase in payable for shares of beneficial interest redeemed                                 323,490
    Net capital shares transactions                                                             90,119,502
    Distributions paid                                                                         (12,045,800)
    Net dollar roll transactions                                                                    (7,270)
    Change in dividends payable                                                                    (28,284)
                                                                                          ----------------
Cash Provided by Financing Activities                                                                            77,815,206

Net increase/(decrease) in cash                                                                                          --
Cash at beginning of period                                                                                              --
                                                                                                               ------------
Cash at End of Period                                                                                          $         --

     The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                              FINANCIAL HIGHLIGHTS

                                                                                    U.S. SELECT 20 PORTFOLIO

Selected Per-Share Data for the Year or Period Ended:                      FISCAL YEAR ENDED         PERIOD ENDED
                                                                                JUNE 30,               JUNE 30,
                                                                           -----------------         ------------
                                                                                 2001                   2000(a)
NET ASSET VALUE - BEGINNING OF PERIOD                                         $ 11.53                   $10.00
------------------------------------------------------------------------------------------------------------------
Net investment loss                                                             (0.09)                    0.00@
Net realized and unrealized gain/(loss) on investments                          (3.23)                    1.53
------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment                 (3.32)                    1.53
    operations
------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions from net realized capital gains                                   (0.44)                      --
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                               $  7.77                   $11.53
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                  (29.65)%                  15.30%
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)                                           $ 1,858                   $3,346
------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                              (0.75)%                  (0.08)%+
------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager               $ (1.33)                  $(0.13)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           237%                     247%
------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                 1.49%                    1.40%+
------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including                     13.49%                    4.37%+
    interest and tax expense
------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                 1.40%                    1.40%+
------------------------------------------------------------------------------------------------------------------

(a)  The U.S. Select 20 Portfolio commenced operations on December 31, 1999.
*    Total return represents aggregate total return for the period indicated.
+    Annualized.
@    Amount represents less than $0.01 per share.

                                                                                      GROWTH FUND

                                                                                     CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                           FISCAL YEAR ENDED JUNE 30,
                                                           -----------------------------------------------------------------
                                                            2001++       2000++        1999++         1998++         1997++
NET ASSET VALUE -  BEGINNING OF PERIOD                   $  21.11     $  24.34       $  23.68     $    23.07      $    21.94
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                (0.08)        0.00@          0.09           0.17            0.15
Net realized and unrealized gain/(loss) on                  (3.84)       (0.04)#         2.24           3.51            3.90
    investments
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets                       (3.92)       (0.04)          2.33           3.68            4.05
    resulting from investment operations
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                           --        (0.18)         (0.10)         (0.15)          (0.15)
Distributions from net realized capital gains               (2.53)       (3.01)         (1.57)         (2.92)          (2.77)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (2.53)       (3.19)         (1.67)         (3.07)          (2.92)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                          $  14.66     $  21.11       $  24.34     $    23.68      $    23.07
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                              (20.57)%       0.47%         11.41%         17.31%          20.44%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                        $262,514     $414,632       $669,789     $1,382,874      $1,137,343
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to                    (0.56)%      (0.02)%         0.46%          0.71%           0.69%
    average net assets
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral             $  (0.10)    $   0.00@      $   0.09     $     0.17              --
    of fees by Manager
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        81%          79%            39%            54%             61%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax                     1.43%        1.49%          1.38%          1.20%           1.27%
    expense
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by                     1.43%        1.49%          1.38%          1.20%             --
    Manager, including interest and tax expense
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax                     1.42%        1.46%          1.35%          1.19%             --
    expense
----------------------------------------------------------------------------------------------------------------------------

                                                                                   CLASS P SHARES

Selected Per-Share Data for the Year or Period Ended:                         FISCAL YEAR ENDED JUNE 30,
                                                           -----------------------------------------------------------------
                                                           2001++        2000++       1999++          1998++          1997++
NET ASSET VALUE - BEGINNING OF PERIOD                      $21.26        $24.51       $23.77          $23.12          $21.94
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                (0.18)        (0.07)        0.04            0.11            0.09
Net realized and unrealized gain/(loss) on                  (3.81)        (0.07)        2.31            3.55            3.96
    investments
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets                       (3.99)        (0.14)        2.35            3.66            4.05
    resulting from investment operations
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                           --         (0.10)       (0.04)          (0.09)          (0.10)
Distributions from net realized capital gains               (2.53)        (3.01)       (1.57)          (2.92)          (2.77)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (2.53)        (3.11)       (1.61)          (3.01)          (2.87)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                            $14.74        $21.26       $24.51          $23.77          $23.12
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                              (20.77)%        0.01%       11.62%          17.09%          20.41%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                          $  111        $1,639       $  219          $  198          $  212
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to                    (0.81)%       (0.32)%       0.21%           0.46%           0.44%
    average net assets
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral               $(0.18)       $(0.07)      $ 0.04          $ 0.11              --
    of fees by Manager
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        81%           79%          39%             54%             61%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax                     1.68%         1.66%        1.63%           1.45%           1.52%
    expense
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by                     1.68%         1.66%        1.63%           1.45%             --
    Manager, including interest and tax expense
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax                     1.67%         1.63%        1.60%           1.44%             --
    expense
----------------------------------------------------------------------------------------------------------------------------

*  Total return represents aggregate total return for the periods indicated.
@  Amount represents less than $0.01 per share.
# The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.

     The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                              FINANCIAL HIGHLIGHTS

                                                                                                    MID CAP 20 PORTFOLIO

Selected Per-Share Data for the Period Ended:                                                        FISCAL PERIOD ENDED
                                                                                                       JUNE 30, 2001(a)

NET ASSET VALUE - BEGINNING OF PERIOD                                                                            $ 10.00
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                               0.05
Net realized and unrealized loss on investments                                                                    (1.33)
----------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from investment operations                                                    (1.28)
----------------------------------------------------------------------------------------------------------------------------
Distributions
Dividends from net investment income                                                                               (0.03)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                                                  $  8.69
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                                                     (18.73)%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)                                                                              $ 2,501
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                                                0.53%+
----------------------------------------------------------------------------------------------------------------------------
Net investment loss before deferral of fees by Manager                                                           $ (0.28)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                                              179%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                                                    1.41%+
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense                                4.28%+
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                                                    1.40%+
----------------------------------------------------------------------------------------------------------------------------

(a)  The Mid Cap 20 Portfolio commenced operations on October 31, 2000.
*    Total return represents aggregate total return for the period indicated.
+    Annualized.

                              THE MONTGOMERY FUNDS
                              FINANCIAL HIGHLIGHTS

                                                                                    U.S. EMERGING GROWTH FUND

                                                                                         CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                               FISCAL YEAR ENDED JUNE 30,
                                                                     -------------------------------------------------------
                                                                        2001        2000       1999       1998++       1997
NET ASSET VALUE - BEGINNING OF PERIOD                                $  24.85    $  19.80   $  21.89    $  19.00    $  17.82
----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                     (0.19)      (0.35)     (0.16)      (0.18)      (0.13)
Net realized and unrealized gain/(loss) on investments                  (1.61)       8.07      (0.80)       4.21        2.54
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from                    (1.80)       7.72      (0.96)       4.03        2.41
    investment operations
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions from net realized capital gains                           (8.44)      (2.67)     (1.13)      (1.14)      (1.23)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (8.44)      (2.67)     (1.13)      (1.14)      (1.23)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                      $  14.61    $  24.85   $  19.80    $  21.89    $  19.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                          (11.76)%     42.46%     (4.07)%     22.18%      14.77%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                    $164,497    $224,944   $382,483    $391,973    $317,812
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                      (1.13)%     (1.19)%    (0.83)%     (0.84)%     (0.75)%
----------------------------------------------------------------------------------------------------------------------------
Net investment loss before deferral of fees by Manager               $  (0.34)   $  (0.45)  $  (0.16)   $  (0.18)         --
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                    68%         63%        76%         24%         79%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                         1.51%       1.55%      1.66%       1.57%       1.71%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including              2.32%       1.92%      1.66%       1.57%         --
    interest and tax expense
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                         1.50%       1.50%      1.66%       1.56%         --
----------------------------------------------------------------------------------------------------------------------------

*  Total return represents aggregate total return for the periods indicated.
++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.

       The accompanying notes are an integral part of these statements.

                                                                                   SMALL CAP FUND

                                                                                   CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                        FISCAL YEAR ENDED JUNE 30,
                                                        --------------------------------------------------------------------
                                                          2001++          2000          1999++        1998++          1997
NET ASSET VALUE - BEGINNING OF PERIOD                    $ 22.20       $  16.58       $  20.73      $  19.52        $  21.55
----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                        (0.13)         (0.28)         (0.17)        (0.15)          (0.18)
Net realized and unrealized gain/(loss) on                 (4.43)          5.90          (1.21)         4.33            1.43
    investments
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting            (4.56)          5.62          (1.38)         4.18            1.25
    from investment operations
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions from net realized capital gains              (5.79)         (0.00)@        (2.07)        (2.97)          (3.28)
Distributions in excess of net realized capital               --             --          (0.70)           --              --
    gains
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (5.79)         (0.00)@        (2.77)        (2.97)          (3.28)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                          $ 11.85       $  22.20       $  16.58      $  20.73        $  19.52
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                             (21.71)%        34.12%         (4.14)%       23.23%           6.81%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                        $74,297       $102,622       $113,323      $203,437        $198,298
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net                (0.85)%        (1.14)%        (1.09)%       (0.70)%         (0.78)%
    assets
----------------------------------------------------------------------------------------------------------------------------
Net investment loss before deferral of fees by           $ (0.13)      $  (0.28)      $  (0.17)     $  (0.15)             --
    Manager
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      117%            93%            71%           69%             59%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense            1.36%          1.35%          1.32%         1.24%           1.20%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by                    1.36%          1.35%          1.32%         1.24%             --
    Manager, including interest and tax expense
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense            1.35%          1.35%          1.32%         1.24%             --
----------------------------------------------------------------------------------------------------------------------------

                                                                                    CLASS P SHARES

Selected Per-Share Data for the Year or Period Ended:                          FISCAL YEAR ENDED JUNE 30,
                                                          ------------------------------------------------------------------
                                                           2001++          2000          1999++        1998++        1997(a)
NET ASSET VALUE - BEGINNING OF PERIOD                     $ 21.85        $ 16.35        $ 20.53       $ 19.48         $21.73
----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                         (0.17)         (0.28)         (0.21)        (0.20)         (0.10)
Net realized and unrealized gain/(loss) on                  (4.35)          5.78          (1.20)         4.22           1.13
    investments
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting             (4.52)          5.50          (1.41)         4.02           1.03
    from investment operations
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions from net realized capital gains               (5.79)         (0.00)@        (2.07)        (2.97)         (3.28)
Distributions in excess of net realized capital                --             --          (0.70)           --             --
    gains
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (5.79)         (0.00)@        (2.77)        (2.97)         (3.28)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                           $ 11.54        $ 21.85        $ 16.35       $ 20.53         $19.48
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                              (21.91)%        33.95%         (4.39)%       22.44%          5.74%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                         $13,009        $27,927        $20,606       $21,548         $6,656
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net                 (1.10)%        (1.40)%        (1.35)%       (0.95)%        (1.03)%+
    assets
----------------------------------------------------------------------------------------------------------------------------
Net investment loss before deferral of fees by            $ (0.17)       $ (0.28)       $ (0.21)      $ (0.20)            --
    Manager
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       117%            93%            71%           69%            59%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense             1.61%          1.61%          1.57%         1.49%          1.45%+
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by                     1.61%          1.61%          1.57%         1.49%            --
    Manager, including interest and tax expense
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense             1.60%          1.61%          1.57%         1.49%            --
----------------------------------------------------------------------------------------------------------------------------

(a) The Small Cap Fund's Class P shares commenced operations on July 1, 1996.
*   Total return represents aggregate total return for the periods indicated.
+   Annualized.
@   Amount represents less than $0.01 per share.
++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.

                                                                                     BALANCED FUND

                                                                                     CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                           FISCAL YEAR ENDED JUNE 30,
                                                             ---------------------------------------------------------------
                                                                 2001++        2000       1999++       1998(a)       1997++
NET ASSET VALUE - BEGINNING OF PERIOD                           $ 16.00      $ 16.77     $ 19.08      $  19.89      $  19.33
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                              1.42         0.49        0.48          1.66          0.48
Net realized and unrealized gain/(loss) on investments            (2.58)       (0.19)       1.23          0.99          2.13
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from              (1.16)        0.30        1.71          2.65          2.61
    investment operations
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                              (1.55)       (0.63)      (0.93)        (0.93)        (0.39)
Dividends in excess of investment income                             --           --          --         (0.70)           --
Distributions from net realized capital gains                     (1.28)       (0.31)      (1.68)        (1.83)        (1.66)
Distributions in excess of net realized capital gains                --        (0.13)      (1.41)           --            --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (2.83)       (1.07)      (4.02)        (3.46)        (2.05)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                 $ 12.01      $ 16.00     $ 16.77      $  19.08      $  19.89
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                     (7.85)%       1.62%      11.93%        14.67%        14.65%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                               $44,146      $60,718     $81,133      $128,075      $127,214
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets              10.17%        2.62%       2.63%         3.10%         2.55%
----------------------------------------------------------------------------------------------------------------------------
Net investment income before deferral of fees by                $  1.34      $  0.43     $  0.45      $   1.63      $   0.47
    Manager
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                              34%          35%         36%           84%          169%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                   0.12%        0.13%       0.25%         0.26%         1.43%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,                  0.66%        0.60%       0.46%         0.31%         1.49%
    including interest and tax expense
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                   0.12%        0.13%       0.25%         0.25%         1.31%
----------------------------------------------------------------------------------------------------------------------------

                                                                                     CLASS P SHARES

Selected Per-Share Data for the Year or Period Ended:                          FISCAL YEAR ENDED JUNE 30,
                                                           ------------------------------------------------------------------
                                                               2001++          2000       1999++        1998(a)       1997++
NET ASSET VALUE - BEGINNING OF PERIOD                          $15.99         $16.74       $19.11       $19.89        $19.33
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                            2.12           0.58         0.44         1.62          0.43
Net realized and unrealized gain/(loss) on investments          (3.28)         (0.31)        1.17         1.01          2.13
-----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from            (1.16)          0.27         1.61         2.63          2.56
    investment operations
-----------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                            (1.27)         (0.58)       (0.89)       (0.84)        (0.34)
Dividends in excess of net investment income                       --             --           --        (0.74)           --
Distributions from net realized capital gains                   (1.28)         (0.31)       (1.68)       (1.83)        (1.66)
Distributions in excess of net realized capital gains              --          (0.13)       (1.41)          --            --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (2.55)         (1.02)       (3.98)       (3.41)        (2.00)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                $12.28         $15.99       $16.74       $19.11        $19.89
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                   (7.97)%         1.53%       11.15%       14.53%        14.35%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                              $   57         $2,803       $   56       $   71        $   74
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets             9.92%          0.27%        2.68%        2.85%         2.30%
-----------------------------------------------------------------------------------------------------------------------------
Net investment income before deferral of fees by               $ 2.01         $ 0.09       $ 0.41       $ 1.59        $ 0.42
    Manager
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            34%            35%          36%          84%          169%
-----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                 0.35%          0.40%        0.50%        0.51%         1.68%
-----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,                0.89%          0.87%        0.71%        0.56%         1.74%
    including interest and tax expense
-----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                 0.35%          0.40%        0.50%        0.50%         1.56%
-----------------------------------------------------------------------------------------------------------------------------

(a) The Balanced Fund converted to a fund-of-funds structure effective July 1, 1998. Expense ratios after that date do not reflect expenses borne indirectly.
*   Total return represents aggregate total return for the periods indicated.
++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.

     The accompanying notes are an integral part of these financial statements.

                                                                             INTERNATIONAL GROWTH FUND

                                                                                   CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                      FISCAL YEAR ENDED JUNE 30,
                                                          ------------------------------------------------------------------
                                                                 2001         2000++         1999      1998++        1997++
NET ASSET VALUE - BEGINNING OF PERIOD                           $ 20.52     $  18.97     $  18.67     $ 16.24       $ 15.31
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                      (0.17)       (0.17)        0.09        0.04          0.08
Net realized and unrealized gain/(loss) on                        (6.12)        2.11         0.31        3.48          2.53
    investments
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from              (6.29)        1.94         0.40        3.52          2.61
    investment operations
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                 --           --           --       (0.02)           --
Dividends in excess of net investment income                         --           --           --       (0.00)@          --
Distributions from net realized capital gains                     (1.79)       (0.39)       (0.10)      (1.07)        (1.68)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (1.79)       (0.39)       (0.10)      (1.09)        (1.68)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                 $ 12.44     $  20.52     $  18.97     $ 18.67       $ 16.24
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                    (32.47)%      10.16%        2.34%      23.27%        19.20%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                               $54,941     $184,588     $227,287     $64,820       $33,912
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net              (0.48)%      (0.83)%       0.41%       0.22%         0.57%
    assets
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees            $ (0.22)    $  (0.18)    $   0.09     $ (0.04)      $ (0.02)
    by Manager
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             186%         207%         150%        127%           95%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                   1.77%        1.80%        1.66%       1.66%            --
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,                  2.36%        1.92%        1.74%       2.13%         2.37%
    including interest and tax expense
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                  1.65%        1.65%        1.65%       1.65%         1.66%
----------------------------------------------------------------------------------------------------------------------------

                                                                                    CLASS P SHARES

Selected Per-Share Data for the Year or Period Ended:                          FISCAL YEAR ENDED JUNE 30,
                                                            ----------------------------------------------------------------
                                                                2001        2000++        1999          1998++       1997++
NET ASSET VALUE - BEGINNING OF PERIOD                          $20.57       $18.92       $18.64         $16.22       $15.31
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                    (0.11)       (0.25)        0.12          (0.01)        0.05
Net realized and unrealized gain/(loss) on                      (6.24)        2.29         0.26           3.50         2.54
    investments
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from            (6.35)        2.04         0.38           3.49         2.59
    investment operations
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends in excess of net investment income                       --           --           --          (0.00)@         --
Distributions from net realized capital gains                   (1.79)       (0.39)       (0.10)         (1.07)       (1.68)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (1.79)       (0.39)       (0.10)         (1.07)       (1.68)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                $12.43       $20.57       $18.92         $18.64       $16.22
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                  (32.66)%      10.67%        2.18%         23.03%       19.13%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                              $5,291       $9,352       $2,352         $    5       $    5
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net            (0.74)%      (1.15)%       0.16%         (0.03)%       0.32%
    assets
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees           $(0.20)      $(0.27)      $ 0.12         $(0.08)      $(0.06)
    by Manager
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           186%         207%         150%           127%          95%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                 2.04%        2.05%        1.91%          1.91%           --
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,                2.61%        2.17%        1.99%          2.38%        2.62%
    including interest and tax expense
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                 1.90%        1.90%        1.90%          1.90%        1.91%
----------------------------------------------------------------------------------------------------------------------------

*  Total return represents aggregate total return for the periods indicated.
@  Amount represents less than $0.01 per share.
++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.

                                                                                            INTERNATIONAL 20 PORTFOLIO

Selected Per-Share Data for the Period Ended:                                           FISCAL YEAR ENDED      PERIOD ENDED
                                                                                             JUNE 30,            JUNE 30,
                                                                                        -----------------      ------------
                                                                                             2001                2000(a)
NET ASSET VALUE - BEGINNING OF PERIOD                                                         $10.01             $10.00
----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                            (0.50)             (0.02)
Net realized and unrealized gain/(loss) on investments                                         (2.72)              0.03#
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations                     (3.22)              0.01
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                               $ 6.79             $10.01
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                                 (32.27)%             0.10%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)                                                             $269             $2,264
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                                             (1.03)%            (0.35)%+
----------------------------------------------------------------------------------------------------------------------------
Net investment loss before deferral of fees by Manager                                        $(1.34)            $(0.20)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                          258%               114%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                                1.94%              1.65%+
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense           17.15%              5.59%+
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                                1.65%              1.65%+
----------------------------------------------------------------------------------------------------------------------------

(a) The International 20 Portfolio commenced operations on December 31, 1999.
*   Total return represents aggregate total return for the period indicated.
+   Annualized.
# The amounts shown in this caption for each share outstanding throughout the period may not be in accordance with the net realized and unrealized gain/(loss) for the period, because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the Portfolio.

                                                                                       GLOBAL OPPORTUNITIES FUND

                                                                                           CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                                  FISCAL YEAR ENDED JUNE 30,
                                                                         ---------------------------------------------------
                                                                            2001       2000       1999     1998++     1997
NET ASSET VALUE - BEGINNING OF PERIOD                                     $ 21.73    $ 19.21   $ 19.19    $ 19.17   $ 16.96
----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                         (0.18)     (0.24)    (0.12)     0.00@     (0.11)
Net realized and unrealized gain/(loss) on investments                      (7.64)      4.42      2.56       3.87      3.14
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment             (7.82)      4.18      2.44       3.87      3.03
    operations
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                           --         --     (0.22)        --        --
Distributions from net realized capital gains                               (1.17)     (1.66)    (2.20)     (3.85)    (0.82)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (1.17)     (1.66)    (2.42)     (3.85)    (0.82)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                           $ 12.74    $ 21.73   $ 19.21    $ 19.19   $ 19.17
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                              (37.25)%    21.46%    15.68%     27.12%    18.71%
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                         $50,001    $85,723   $57,146    $96,412   $32,371
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                          (1.14)%    (1.20)%   (0.61)%    (0.02)%   (0.62)%
----------------------------------------------------------------------------------------------------------------------------
Net investment loss before deferral of fees by Manager                    $ (0.22)   $ (0.26)  $ (0.14)   $  0.00@  $ (0.23)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       186%       203%      172%       135%      117%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                             2.00%      1.95%     2.01%      1.96%       --
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including                  2.26%      2.09%     2.40%      2.37%     2.62%
    interest and tax expense
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                             1.90%      1.90%     1.90%      1.90%     1.90%
----------------------------------------------------------------------------------------------------------------------------

*  Total return represents aggregate total return for the periods indicated.
@  Amount represents less than $0.01 per share.
++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.

                              THE MONTGOMERY FUNDS
                              FINANCIAL HIGHLIGHTS

                                                                                                   GLOBAL 20 PORTFOLIO

                                                                                                    CLASS R SHARES

Selected Per-Share Data for the Year or Period Ended                                         FISCAL YEAR ENDED JUNE 30,
                                                                                    ------------------------------------------------
                                                                                      2001++   2000++   1999++    1998++   1997++(a)
NET ASSET VALUE - BEGINNING OF PERIOD                                                 $22.83    $22.20    $20.98    $20.01    $16.46
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                           (0.13)    (0.43)    (0.09)     0.12      0.01
Net realized and unrealized gain/(loss) on investments                                 (7.74)     4.17      2.70      2.70      4.16
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations             (7.87)     3.74      2.61      2.82      4.17
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                                      --        --     (0.24)       --    (0.10)
Dividends in excess of net investment income                                              --        --     (0.10)       --        --
Distributions from net realized capital gains                                          (3.95)    (3.11)    (1.05)    (1.85)   (0.52)
Distributions in excess of net realized capital gains                                     --        --        --        --       --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (3.95)    (3.11)    (1.39)    (1.85)   (0.62)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                       $11.01    $22.83    $22.20    $20.98    $20.01
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                         (38.40)%   17.14%    13.89%    15.44 %  26.35%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                    $53,354  $115,839  $136,792  $269,667  $172,509
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                            (0.82)%   (1.87)%   (0.47)%    0.58%    0.04%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                       $(0.16)   $(0.44)   $(0.09)    $0.12   $(0.01)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                  199%      181%      115%      151%     158%
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                        1.82%     2.73%     1.76%     1.81%       --
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense    2.00%     2.76%     1.76%     1.81%    1.92%
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                        1.80%     1.80%     1.73%     1.80%    1.82%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       CLASS P SHARES

Selected Per-Share Data for the Year or Period Ended:                                            FISCAL YEAR ENDED JUNE 30,
                                                                                    -----------------------------------------------
                                                                                        2001++  2000++   1999++    1998++ 1997(a)
NET ASSET VALUE - BEGINNING OF PERIOD                                                  $22.35   $21.83   $20.68   $19.98   $15.89
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                            (1.46)   (0.47)   (0.14)    0.09    (0.02)
Net realized and unrealized gain/(loss) on investments                                  (6.26)    4.10     2.64     2.46     4.11
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations              (7.72)    3.63     2.50     2.55     4.09
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                                       --       --   (0.21)       --       --
Dividends in excess of net investment income                                               --       --   (0.09)       --       --
Distributions from net realized capital gains                                           (3.95)   (3.11)   (1.05)   (1.85)      --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                     (3.95)   (3.11)   (1.35)   (1.85)      --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                        $10.68   $22.35   $21.83   $20.68   $19.98
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                          (38.59)%  16.91%   13.46%   14.12%   25.74%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                          $9      $20      $55      $52       $9
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                             (1.07)%  (1.99)%  (0.72)%   0.34%   (0.21)%+
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                        $(1.49)  $(0.66)  $(0.14)   $0.09   $(0.03)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                   199%     181%     115%     151%     158%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                         2.07%    2.94%    2.01%    2.06%      --
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense     2.25%    2.97%    2.01%    2.06%    2.17%+
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                         2.05%    2.01%    1.98%    2.05%    2.07%+
-----------------------------------------------------------------------------------------------------------------------------------

(a) The Class R and Class P shares of the Global 20 Portfolio (formerly of the Montgomery Select 50 Fund) commenced operations on October 2, 1995, and December 12, 1996, respectively.
*    Total return represents aggregate total return for the periods indicated.
+    Annualized.
++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.


The accompanying notes are an integral part of these financial statements.

                                                                                                   GLOBAL LONG-SHORT FUND

                                                                                                       CLASS R SHARES

Selected Per-Share Data for the Year or Period Ended:                                                FISCAL YEAR ENDED
                                                                                                 JUNE 30,              MARCH 31,
                                                                                    ------------------------------------------------
                                                                                      2001++    2000     1999(b)(c) 1999++ 1998(a)++
NET ASSET VALUE - BEGINNING OF PERIOD                                                  $30.80    $19.65    $16.47    $12.70   $10.00
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                            (0.16)    (0.60)    (0.06)    (0.05)    0.02
Net realized and unrealized gain/(loss) on investments                                  (8.36)    13.74      3.24      4.92     2.68
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations              (8.52)    13.14      3.18      4.87     2.70
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions from net realized capital gains                                           (9.12)    (1.99)       --     (1.10)      --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                     (9.12)    (1.99)       --     (1.10)      --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                        $13.16    $30.80    $19.65    $16.47   $12.70
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                          (34.33)%   67.54%    19.61%    39.87%  27.20%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                     $90,973  $368,301  $216,300   $83,638  $16,579
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                             (0.68)%   (1.92)%   (2.30)%+  (0.35)% 0.65%+
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss before deferral of fees by Manager                                 $(0.16)   $(0.60)   $(0.06)   $(0.09) $(0.05)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                   143%      204%       43%      226%     84%
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                         2.93%     3.91%     4.18%+    3.40%  2.78%+
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense     2.93%     3.91%     4.61%+    3.79%  5.19%+
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                         2.25%     2.06%     2.35%+    2.35%  2.35%+
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        CLASS B SHARES

Selected Per-Share Data for the Year or Period Ended:                                                 FISCAL YEAR ENDED
                                                                                               JUNE 30,                MARCH 31,
                                                                                    ------------------------------------------------
                                                                                       2001++   2000     1999(c)    1999++ 1998(a)++
NET ASSET VALUE - BEGINNING OF PERIOD                                                 $29.98   $19.35    $16.25    $12.64   $10.00
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                   (0.20)    (0.80)    (0.15)    (0.16)   (0.00)@
Net realized and unrealized gain/(loss) on investments                                (8.30)    13.42      3.25      4.87     2.64
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations            (8.50)    12.62      3.10      4.71     2.64
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions from net realized capital gains                                         (9.12)   (1.99)        --    (1.10)       --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                   (9.12)   (1.99)        --    (1.10)       --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                       $12.36   $29.98    $19.35    $16.25   $12.64
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                         (35.40)%  65.83%    19.38%    38.88%   26.50%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                     $9,304  $23,333   $18,704   $17,031      $61
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                                    (1.51)%  (2.65)%   (3.07)%+  (1.10)%  (0.10)%+
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss before deferral of fees by Manager                               $(0.21)  $(0.80)   $(0.16)   $(0.28)   $0.00@
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                 143%     204%       43%      226%      84%
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                       3.70%    4.67%     4.93%+    4.15%    3.53%+
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense   3.70%    4.67%     5.36%+    4.54%    5.94%+
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                       3.05%    2.82%     3.10%+    3.10%    3.10%+
------------------------------------------------------------------------------------------------------------------------------------

(a)  The Global Long-Short Fund commenced operations on December 31, 1997.
(b) On January 29, 1999, Class R shares were issued in exchange for Class A shares.
(c)  The Fund changed its year end from March 31 to June 30.
*    Total return represents aggregate total return for the periods indicated.
+    Annualized.
@    Amount represents less than $0.01 per share.
++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.

                                                                                           GLOBAL LONG-SHORT FUND - CONTINUED

                                                                                                      CLASS C SHARES
Selected Per-Share Data for the Year or Period Ended:                                                FISCAL YEAR ENDED
                                                                                              JUNE 30,                 MARCH 31,
                                                                                     --------------------------------------------
                                                                                     2001++    2000     1999(c)  1999++  1998(a)++
NET ASSET VALUE - BEGINNING OF PERIOD                                                $27.72    $18.01  $15.13   $11.83   $10.00
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                         (0.15)    (0.71)   (0.13)   (0.15)    0.00@
Net realized and unrealized gain/(loss) on investments                               (8.43)     12.41    3.01     4.55     1.83
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations           (8.58)     11.70    2.88     4.40     1.83
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions from net realized capital gains                                        (9.12)    (1.99)      --    (1.10)      --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                  (9.12)    (1.99)      --    (1.10)      --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                      $10.02   $27.72   $18.01   $15.13   $11.83
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                        (40.62)%  65.61%   19.37%   38.81%   18.50%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                    $3,102   $9,927   $7,209   $6,425     $202
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss to average net assets                                    (1.51)%  (2.65)%  (3.07)%+ (1.10)%  (0.10)%+
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss before deferral of fees by Manager                               $(0.15)  $(0.71)  $(0.15)  $(0.26)  $(0.00)@
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                143%      204%      43%     226%      84%
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                      3.70%     4.67%    4.93%+   4.15%    3.53%+
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense  3.70%     4.67%    5.36%+   4.54%    5.94%+
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                      3.04%     2.82%    3.10%+   3.10%    3.10%+
---------------------------------------------------------------------------------------------------------------------------------

(a)  The Global Long-Short Fund commenced operations on December 31, 1997.
(c)  The Fund changed its year end from March 31 to June 30.
*    Total return represents aggregate total return for the periods indicated.
+    Annualized.
@    Amount represents less than $0.01 per share.
++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.


The accompanying notes are an integral part of these financial statements.

                                                                                             GLOBAL COMMUNICATIONS FUND

                                                                                              CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                                      FISCAL YEAR ENDED JUNE 30,
                                                                            --------------------------------------------------------
                                                                                 2001      2000        1999       1998++     1997
NET ASSET VALUE - BEGINNING OF PERIOD                                          $34.17     $26.73      $22.88     $19.61     $18.05
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                    (0.18)     (0.35)       0.01      (0.17)     (0.25)
Net realized and unrealized gain/(loss) on investments                         (15.60)     14.04        6.35       7.19       2.72
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations     (15.78)     13.69        6.36       7.02       2.47
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions from net realized capital gains                                   (6.35)     (6.25)      (2.51)     (3.75)     (0.91)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                             (6.35)     (6.25)      (2.51)     (3.75)     (0.91)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                $12.04     $34.17      $26.73     $22.88     $19.61
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                  (52.92)%    51.53%      31.66%     45.45%     14.43%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                            $173,624   $498,516    $354,730   $267,113   $159,955
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                     (0.87)%    (1.01)%       0.02%    (0.85)%    (1.05)%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                $(0.18)    $(0.35)       $0.01    $(0.17)    $(0.27)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           143%       186%         146%       80%        76%
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                 1.69%      1.49%        1.69%     1.93%        --
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest
     and tax expense                                                             1.69%      1.49%        1.69%     1.93%      2.00%
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                 1.69%      1.47%        1.68%     1.90%      1.91%
------------------------------------------------------------------------------------------------------------------------------------

*    Total return represents aggregate total return for the periods indicated.
++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.

                                                                                              EMERGING MARKETS FUND

                                                                                                 CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                                      FISCAL YEAR ENDED JUNE 30,
                                                                             -------------------------------------------------------
                                                                               2001++      2000++       1999       1998        1997
NET ASSET VALUE - BEGINNING OF PERIOD                                          $12.04      $10.24      $9.86     $16.85      $14.19
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                     0.01      (0.12)       0.92       0.07        0.07
Net realized and unrealized gain/(loss) on investments                          (3.13)       1.92      (0.54)     (6.58)       2.66
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations      (3.12)       1.80       0.38      (6.51)       2.73
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                               --          --         --      (0.15)      (0.07)
Distributions from net realized capital gains                                      --          --         --      (0.33)         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                --          --         --      (0.48)      (0.07)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                 $8.92      $12.04     $10.24      $9.86      $16.85
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                  (25.91)%     17.58%      3.85%    (39.20)%     19.34%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                            $166,948    $290,505   $344,907   $758,911  $1,259,457
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                      0.12%      (1.03)%     0.01%      0.55%       0.48%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                $(0.04)     $(0.13)     $0.96      $0.07          --
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                            97%        113%        86%        97%         83%
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                 1.98%       2.29%      2.05%      1.65%         --
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and
     tax expense                                                                 2.46%       2.45%      2.15%      1.65%         --
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                 1.90%       1.90%      1.90%      1.60%       1.67%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                CLASS P SHARES
Selected Per-Share Data for the Year or Period Ended:                                     FISCAL YEAR ENDED JUNE 30,
                                                                            ----------------------------------------------
                                                                              2001++   2000++    1999    1998       1997
NET ASSET VALUE - BEGINNING OF PERIOD                                        $11.79   $10.05    $9.74   $16.77    $14.19
--------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                  (0.19)   (0.20)    0.00@    0.03      0.06
Net realized and unrealized gain/(loss) on investments                        (2.89)    1.94     0.31    (6.61)     2.58
--------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations    (3.08)    1.74     0.31    (6.58)     2.64
--------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                             --       --       --    (0.12)    (0.06)
Distributions from net realized capital gains                                    --       --       --    (0.33)       --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                              --       --       --    (0.45)    (0.06)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                               $8.71   $11.79   $10.05    $9.74    $16.77
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                (26.12)%  17.43%    3.08%  (39.75)%   18.62%
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                              $235   $6,531     $520     $413      $607
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                   (1.84)%  (1.72)%  (0.24)%   0.30%     0.23%
--------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager             $ (0.24)  $(0.21)   $0.01    $0.03       --
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          97%     113%      86%      97%       83%
--------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                               2.23%    2.58%    2.30%    1.90%       --
--------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and
     tax expense                                                               2.71%    2.74%    2.40%    1.90%       --
--------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                               2.15%    2.19%    2.15%    1.85%     1.92%
--------------------------------------------------------------------------------------------------------------------------

*    Total return represents aggregate total return for the periods indicated.
@    Amount represents less than $0.01 per share.
++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.


The accompanying notes are an integral part of these financial statements.

                                                                                    EMERGING MARKETS 20 PORTFOLIO (a)
                                                                                             CLASS R SHARES

                                                                           FISCAL YEAR    THREE MONTHS         FISCAL YEAR
Selected Per-Share Data for the Year or Period Ended:                     ENDED JUNE 30,  ENDED JUNE 30,     ENDED MARCH 31,
                                                                      -----------------------------------------------------------
                                                                        2001      2000    1999(c)          1999++       1998(b)++
NET ASSET VALUE - BEGINNING OF PERIOD                                  $16.57   $ 13.15    $9.63          $11.43       $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    0.20      0.19     0.04            0.12          0.27
Net realized and unrealized gain/(loss) on investments                  (2.73)     3.47     3.48           (1.76)         1.16
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
     investment operations                                              (2.53)     3.66     3.52           (1.64)         1.43
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                    (0.04)    (0.16)      --           (0.16)           --
Dividends in excess of net investment income                               --     (0.08)      --              --            --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (0.04)    (0.24)      --           (0.16)           --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                        $14.00   $ 16.57   $13.15           $9.63       $ 11.43
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                          (15.26)%   27.91%   36.55%         (14.04)%       14.40%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in 000s)                                   $10,156    $4,725   $2,551          $1,655        $1,789
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                     1.68%     0.66%    0.05%+          1.24%        10.46%+
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss before deferral of fees by Manager                 $(0.15)   $(0.79)  $(0.10)         $(0.52)       $(0.07)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   182%      264%     200%            437%           71%
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                         1.72%     1.62%    1.73%+          2.10%         2.10%+
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest
     and tax expense                                                     4.37%     6.15%    8.82%+          8.68%        15.34%+
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                         1.60%     1.60%    1.73%+          2.10%         2.10%+
---------------------------------------------------------------------------------------------------------------------------------

(a)  Formerly named Emerging Markets Focus Fund.
(b)  The Emerging Markets 20 Portfolio commenced operations on December 31,
     1997.
(c)  For the period April 1, 1999, to June 30, 1999.
*    Total return represents aggregate total return for the periods indicated.
+    Annualized.
++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.

                                                                                            EMERGING ASIA FUND

                                                                                              CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                                   FISCAL YEAR ENDED JUNE 30,
                                                                            --------------------------------------------------
                                                                               2001      2000       1999      1998     1997(a)
NET ASSET VALUE -- BEGINNING OF PERIOD                                       $10.08    $12.21      $6.18    $18.91    $12.00
------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                  (0.18)    (0.68)     (0.01)     0.13     (0.01)
Net realized and unrealized gain/(loss) on investments                        (1.95)    (0.81)      6.04    (11.74)     6.95
------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations    (2.13)    (1.49)      6.03    (11.61)     6.94
------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                             --     (0.46)     (0.00)@   (0.17)       --
Dividends in excess of net investment income                                     --     (0.18)        --        --        --
Distributions from net realized capital gains                                    --        --         --     (0.00)@   (0.03)
Distributions in excess of net realized capital gains                            --        --         --     (0.95)       --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                              --     (0.64)        --     (1.12)    (0.03)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD                                              $7.95    $10.08     $12.21     $6.18    $18.91
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                (21.13)%  (12.56)%    97.44%   (63.45)%   57.80%
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                           $13,658   $24,843    $63,196   $24,608   $68,095
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                   (0.53)%   (0.85)%    (0.35)%    0.22%    (0.42)%+
------------------------------------------------------------------------------------------------------------------------------
Net investment loss before deferral of fees by Manager                       $(1.11)   $(0.30)    $(0.03)   $(0.08)   $(0.02)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          33%       64%       233%      154%       72%
------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                               2.22%     2.12%      2.19%     1.91%     2.20%+
------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest
     and tax expense                                                           4.96%     3.09%      2.89%     2.27%     2.69%+
------------------------------------------------------------------------------------------------------------------------------
Expense ratio before excluding interest and tax expense                        1.90%     1.90%      1.90%     1.90%     1.80%+
------------------------------------------------------------------------------------------------------------------------------

(a)  The Emerging Asia Fund's Class R shares commenced operations on
     September 30, 1996.
*    Total return represents aggregate total return for the periods indicated.
+    Annualized.
@    Amount represents less than $0.01 per share.

       The accompanying notes are an integral part of these statements.

                                                                                                TOTAL RETURN BOND FUND

                                                                                                    CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                                         FISCAL YEAR ENDED JUNE 30,
                                                                                      -------------------------------------------
                                                                                        2001      2000          1999      1998(a)
NET ASSET VALUE - BEGINNING OF PERIOD                                                  $11.33    $11.66        $12.44     $12.00
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                    0.70      0.77          0.73       0.72
Net realized and unrealized gain/(loss) on investments                                   0.52     (0.20)        (0.35)      0.56
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment operations                          1.22      0.57          0.38       1.28
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                                    (0.70)    (0.75)        (0.73)     (0.72)
Dividends in excess of net investment income                                               --        --         (0.01)        --
Distributions from net realized capital gains                                              --        --         (0.42)     (0.12)
Distributions in excess of net realized capital gains                                      --     (0.15)           --      (0.00)@
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                     (0.70)    (0.90)        (1.16)     (0.84)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                        $11.85    $11.33        $11.66     $12.44
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                           11.06%     4.96%        3.20 %     10.92%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                     $31,788   $28,112       $38,476    $77,694
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                     6.02%     6.78%         5.88%      5.81%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income before deferral of fees by Manager                                $0.63     $0.75         $0.72      $0.71
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                   449%      176%          158%       390%
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                         0.95%     0.80%         1.16%      1.29%
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense     1.59%     1.13%         1.25%      1.34%
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                         0.70%     0.70%         0.70%      0.70%
---------------------------------------------------------------------------------------------------------------------------------

(a) The Total Return Bond Fund's Class R shares commenced operations on June 30, 1997.
*    Total return represents aggregate total return for the periods indicated.
@    Amount represents less than $0.01 per share.

                                                                                        SHORT DURATION GOVERNMENT BOND FUND

                                                                                                    CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                                         FISCAL YEAR ENDED JUNE 30,
                                                                              --------------------------------------------------
                                                                                   2001++      2000      1999     1998   1997++
NET ASSET VALUE - BEGINNING OF PERIOD                                              $9.90     $10.04    $10.14    $9.99    $9.92
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                               0.58       0.58      0.53     0.57     0.59
Net realized and unrealized gain/(loss) on investments                              0.30     (0.14)     (0.05)    0.16     0.07
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment operations                     0.88       0.44      0.48     0.73     0.66
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                               (0.58)     (0.57)    (0.51)   (0.56)   (0.59)
Dividends in excess of net investment income                                          --      (0.01)    (0.02)      --    (0.00)@
Distributions from net realized capital gains                                         --         --        --    (0.02)      --
Distributions in excess of net realized capital gains                                 --         --     (0.05)      --       --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                (0.58)     (0.58)    (0.58)   (0.58)   (0.59)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                   $10.20      $9.90    $10.04   $10.14    $9.99
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                       9.09%      4.55%     4.82%    7.56%    6.79%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                               $267,444   $171,879  $154,365  $66,357  $47,265
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                5.70%      5.84%     5.21%    5.83%    5.87%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income before deferral of fees by Manager                           $0.53      $0.56     $0.48    $0.51    $0.54
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                              245%       188%      199%     502%     451%
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                    1.68%      1.11%     1.35%    1.15%    1.55%
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax
     expense                                                                        2.46%      1.61%     1.85%    1.73%    2.05%
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                    0.60%      0.63%     0.62%    0.28%    0.60%
--------------------------------------------------------------------------------------------------------------------------------
                                                                                              CLASS P SHARES

Selected Per-Share Data for the Year or Period Ended:                                   FISCAL YEAR ENDED JUNE 30,
                                                                              --------------------------------------------
                                                                               2001++    2000      1999      1998   1997++
NET ASSET VALUE - BEGINNING OF PERIOD                                          $9.88   $10.03    $10.15    $9.99    $9.92
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                                           0.55     0.56      0.41     0.61     0.59
Net realized and unrealized gain/(loss) on investments                          0.31    (0.15)    (0.06)    0.12     0.06
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment operations                 0.86     0.41      0.35     0.73     0.65
--------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                           (0.55)   (0.54)    (0.41)   (0.57)   (0.58)
Dividends in excess of net investment income                                      --    (0.02)    (0.01)      --     0.00@
Distributions in excess of net realized capital gains                             --       --     (0.05)      --       --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (0.55)   (0.56)    (0.47)   (0.57)   (0.58)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                               $10.19    $9.88    $10.03   $10.15    $9.99
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                   8.93%    4.18%     4.47%    7.34%    6.69%
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                             $4,550   $4,087    $3,887       $3       $0@@
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                            5.43%    5.60%     4.96%    5.58%    5.62%
--------------------------------------------------------------------------------------------------------------------------
Net investment income before deferral of fees by Manager                       $0.48    $0.54     $0.37    $0.55    $0.54
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          245%     188%      199%     502%     451%
--------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                1.91%    1.36%     1.60%    1.40%    1.80%
--------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax
     expense                                                                    2.70%    1.86%     2.10%    1.98%    2.30%
--------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                0.85%    0.88%     0.87%    0.53%    0.85%
--------------------------------------------------------------------------------------------------------------------------

*    Total return represents aggregate total return for the periods indicated.
@@   Amount represents less than $500.
@    Amount represents less than $0.01 per share.
++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.


The accompanying notes are an integral part of these financial statements.

                                                                                       CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND

                                                                                                       CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                                            FISCAL YEAR ENDED JUNE 30,
                                                                                      ---------------------------------------------
                                                                                        2001     2000     1999       1998     1997
NET ASSET VALUE - BEGINNING OF PERIOD                                                  $12.62   $12.67   $12.86    $12.53   $12.23
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                    0.50     0.51     0.49      0.51     0.53
Net realized and unrealized gain/(loss) on investments                                   0.47    (0.04)   (0.16)     0.33     0.30
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment operations                          0.97     0.47     0.33      0.84     0.83
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                                    (0.50)   (0.52)   (0.46)    (0.51)   (0.53)
Dividends in excess of net investment income                                               --       --    (0.03)       --       --
Distributions from net realized capital gains                                              --       --    (0.03)       --       --
Distributions in excess of net realized capital gains                                      --       --    (0.00)@      --       --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                     (0.50)   (0.52)   (0.52)    (0.51)   (0.53)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                                        $13.09   $12.62   $12.67    $12.86   $12.53
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                                            7.81%    3.83%    2.71%     6.85%    6.91%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                     $37,562  $27,405  $41,017   $35,667  $21,681
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                     3.85%    4.14%    3.93%     4.03%    4.27%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income before deferral of fees by Manager                                $0.44    $0.50    $0.48     $0.44    $0.47
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                   174%      49%     184%       42%      26%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                         0.70%    0.70%    0.69%     0.69%    0.68%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense     1.84%    1.19%    1.19%     1.19%    1.18%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                         0.70%    0.70%    0.69%     0.68%       --
-----------------------------------------------------------------------------------------------------------------------------------

*    Total return represents aggregate total return for the periods indicated.
@    Amount represents less than $0.01 per share.

                                                                                  GOVERNMENT MONEY MARKET FUND

                                                                                         CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                                FISCAL YEAR ENDED JUNE 30,
                                                                   ----------------------------------------------------------------
                                                                       2001         2000         1999          1998         1997
NET ASSET VALUE - BEGINNING OF PERIOD                              $   1.00     $   1.00     $   1.00      $   1.00     $   1.00
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 0.055        0.054        0.047         0.052        0.049
Net realized and unrealized gain on investments                       0.000@@      0.000@@      0.000@@       0.000@@      0.000@@
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment operations       0.055        0.054        0.047         0.052        0.049
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                 (0.055)      (0.054)      (0.047)       (0.052)      (0.049)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.055)      (0.054)      (0.047)       (0.052)      (0.049)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                    $   1.00     $   1.00     $   1.00         $1.00     $   1.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                          5.64%        5.49%        4.81%         5.27%        5.03%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                  $774,203     $794,632     $575,387      $724,619     $473,154
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   5.56%        5.41%        4.71%         5.15%        4.93%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income before deferral of fees by Manager           $  0.055     $  0.054       $0.047      $  0.052     $  0.049
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                       0.45%        0.46%        0.50%         0.53%          --
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
     interest and tax expense                                          0.45%        0.46%        0.50%         0.48%        0.62%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                       0.45%        0.46%        0.50%         0.53%        0.60%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                           CLASS P SHARES
Selected Per-Share Data for the Year or Period Ended:                                FISCAL YEAR ENDED JUNE 30,
                                                                   ----------------------------------------------------------------
                                                                       2001         2000         1999          1998         1997
NET ASSET VALUE - BEGINNING OF PERIOD                              $   1.00     $   1.00     $   1.00      $   1.00     $   1.00
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 0.054        0.051        0.045         0.049        0.048
Net realized and unrealized gain on investments                       0.000@@      0.000@@      0.000@@       0.000@@      0.000@@
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment operations       0.054        0.051        0.045         0.049        0.048
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                 (0.054)      (0.051)      (0.045)       (0.049)      (0.048)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.054)      (0.051)      (0.045)       (0.049)      (0.048)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                    $   1.00     $   1.00     $   1.00      $   1.00     $   1.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                          5.56%        5.19%        4.54%         5.00%        4.88%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                  $      1     $  8,653     $      1            --           --
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   5.76%        5.53%        4.52%         4.90%        4.68%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income before deferral of fees by Manager           $  0.054     $  0.051     $  0.045      $  0.049     $  0.048
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                       0.70%        0.72%        0.75%         0.78%          --
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
     interest and tax expense                                          0.70%        0.72%        0.75%         0.73%        0.87%
-----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                       0.70%        0.72%        0.75%         0.78%        0.85%
-----------------------------------------------------------------------------------------------------------------------------------

* Total return represents aggregate total return for the periods indicated. @@ Amount represents less than $0.001 per share.

       The accompanying notes are an integral part of these statements.

                                                                                     CALIFORNIA TAX-FREE MONEY FUND

                                                                                            CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                                 FISCAL YEAR ENDED JUNE 30,
                                                                   ----------------------------------------------------------------
                                                                       2001         2000         1999          1998         1997
NET ASSET VALUE - BEGINNING OF PERIOD                              $   1.00     $   1.00     $   1.00      $   1.00     $   1.00
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 0.030        0.027        0.026         0.029        0.029
Net realized and unrealized gain on investments                       0.000@@      0.000@@      0.000@@       0.000@@      0.000@@
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
    investments                                                       0.030        0.027        0.026         0.029        0.029
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                 (0.030)      (0.027)      (0.026)       (0.029)      (0.029)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.030)      (0.027)      (0.026)       (0.029)      (0.029)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                    $   1.00     $   1.00     $   1.00      $   1.00     $   1.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                          2.93%        2.72%        2.59%         3.00%        2.95%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                  $250,786     $378,819     $292,901      $187,216     $118,723
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   2.90%        2.69%        2.55%         2.96%        2.91%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income before deferral of fees by Manager           $  0.030     $  0.023     $  0.021      $  0.029     $  0.028
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                       0.58%        0.58%        0.58%         0.58%        0.58%
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
     interest and tax expense                                          0.61%        0.58%        0.61%         0.68%        0.73%
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                       0.58%        0.58%        0.58%         0.58%          --
------------------------------------------------------------------------------------------------------------------------------------

* Total return represents aggregate total return for the periods indicated. @@ Amount represents less than $0.001 per share.

                                                                                    FEDERAL TAX-FREE MONEY FUND

                                                                                           CLASS R SHARES
Selected Per-Share Data for the Year or Period Ended:                                FISCAL YEAR ENDED, JUNE 30,
                                                                   ----------------------------------------------------------------
                                                                       2001         2000         1999          1998         1997(a)
NET ASSET VALUE - BEGINNING OF PERIOD                              $   1.00     $   1.00     $   1.00      $   1.00     $   1.00
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 0.035        0.032        0.028         0.031        0.032
Net realized and unrealized gain/(loss) on investments                0.000@@      0.000@@      0.000@@       0.000@@      0.000@@
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from investment
    operations                                                        0.035        0.032        0.028         0.031        0.032
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                 (0.035)      (0.032)      (0.028)       (0.031)      (0.032)
Dividends in excess of net investment income                             --           --       (0.000)@@         --       (0.000)@@
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.035)      (0.032)      (0.028)       (0.031)      (0.032)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                    $   1.00     $   1.00     $   1.00      $   1.00     $   1.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                          3.52%        3.25%        2.82%         3.12%        3.26%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                  $ 42,055     $147,838     $116,341      $117,283     $114,197
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                   3.48%        3.21%        2.80%         3.08%        3.24%+
------------------------------------------------------------------------------------------------------------------------------------
Net investment income before deferral of fees by Manager           $  0.035     $  0.030     $  0.026      $  0.031     $  0.030
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                       0.60%        0.60%        0.60%         0.60%        0.33%+
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including
    interest and tax expense                                           0.82%        0.77%        0.80%         0.81%        0.69%+
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                       0.60%        0.60%        0.60%         0.60%          --
------------------------------------------------------------------------------------------------------------------------------------

(a) The Federal Tax-Free Money Fund's Class R shares commenced operations on July 15, 1996.
*   Total return represents aggregate total return for the periods indicated.
+   Annualized.
@@  Amount represents less than $0.001 per share.


   The accompanying notes are an integral part of these financial statements.

                              THE MONTGOMERY FUNDS
                                      NOTES
                             TO FINANCIAL STATEMENTS


The Montgomery Funds and The Montgomery Funds II (individually, the "Trust" and, collectively, the "Trusts") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. As of June 30, 2001, the Trusts had 23 publicly offered series (individually, a "Fund" and, collectively, the "Funds"). The Montgomery Funds include the following: Montgomery U.S. Select 20 Portfolio, Montgomery Growth Fund, Montgomery Mid Cap 20 Portfolio, Montgomery U.S. Emerging Growth Fund, Montgomery Small Cap Fund, Montgomery International Growth Fund, Montgomery International 20 Portfolio, Montgomery Global Opportunities Fund, Montgomery Global 20 Portfolio, Montgomery Global Communications Fund, Montgomery Emerging Markets Fund, Montgomery Emerging Asia Fund, Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery Government Money Market Fund, Montgomery California Tax-Free Money Fund, Montgomery Federal Tax-Free Money Fund and Montgomery New Power Fund. The Montgomery Mid Cap 20 Portfolio and the Montgomery New Power Fund commenced operations on October 31, 2000, and September 29, 2000, respectively. The financial statements for the Montgomery New Power Fund have been presented under a separate cover. The Montgomery Funds II include Montgomery Balanced Fund, Montgomery Global Long-Short Fund, Montgomery Emerging Markets 20 Portfolio (which are included in this book), Montgomery Institutional Series: Emerging Markets Portfolio and Montgomery Institutional Series: International Growth (which are presented under separate cover).

The Montgomery Funds are organized as a Massachusetts business trust and commenced operations on May 10, 1990. The Montgomery Funds II are organized as a Delaware business trust and commenced operations on September 8, 1993.

Effective October 31, 2000, the Montgomery Emerging Markets Focus Fund changed its name to the Montgomery Emerging Markets 20 Portfolio.

Effective October 31, 2000, the Montgomery Equity Income Fund was liquidated.

1.   SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies generally accepted in the United States of America.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Funds does not anticipate that the adoption of the Guide will have a significant effect on the Funds' financial statements.

a.   PORTFOLIO VALUATION

Portfolio securities, including short sales, are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale and in the case of fixed-income securities, the mean between the closing bid and ask prices.

Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sale price on their respective exchanges or markets; except that when an occurrence subsequent to the time that a value was so established is likely to have changed the said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. Securities traded on the over- the-counter market or on the Nasdaq national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

For the Government Money Market Fund, the California Tax-Free Money Fund and the Federal Tax-Free Money Fund, portfolio securities are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their resale) are valued at fair value as determined in good faith by or under the supervision of the Trusts' officers in accordance with methods authorized by the Trusts' Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b.   FOREIGN CURRENCY

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the date of the respective transactions.

c.   FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS

The Funds typically do not hedge against movements in currency exchange rates. In certain limited circumstances, however, certain Funds may engage in forward foreign-currency exchange contracts ("forward contracts") as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain/(loss) is recorded daily. Unrealized gains and losses that represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net unrealized gain/(loss) from forward foreign-currency exchange contracts.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, a Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign-currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain/(loss) and unrealized appreciation/(depreciation) from investments and securities sold short.

d.   REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreements either individually or jointly through a joint repurchase account with other series of the Trusts pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, a Fund takes possession of debt obligations as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligations at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period the Fund seeks to assert its rights. The Funds' Manager, acting under the supervision of the Boards of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements, to evaluate potential risks. The Funds may also participate on an individual or joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

e.   DOLLAR ROLL TRANSACTIONS

The Total Return Bond Fund, Short Duration Government Bond Fund and Government Money Market Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Fund of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may generate income for the Fund exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

f.   REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreement transactions with member banks on the Federal Reserve Bank of New York's list of reporting dealers. A reverse repurchase agreement involves a sale by a Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Additionally, in the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the broker, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Each Fund establishes a segregated account with its custodian in which the Fund maintains cash, U.S. government securities or other high-grade liquid debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

g.   FUTURES CONTRACTS

Except to the extent used by the Montgomery Global Long-Short Fund, the Funds typically do not hedge against movements in interest rates, securities prices or currency exchange rates. The Funds (except the Government Money Market Fund, California Tax-Free Money Fund and Federal Tax-Free Money Fund), however, may enter into futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the custodian on behalf of the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain/(loss) in the Statement of Operations.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

h.   EQUITY SWAPS

The Montgomery U.S. Select 20 Portfolio, Montgomery Growth Fund, Montgomery Mid Cap 20 Portfolio, Montgomery U.S. Emerging Growth Fund, Montgomery Small Cap Fund, Montgomery Inter-national Growth Fund, Montgomery International 20 Portfolio, Montgomery Global Opportunities Fund, Montgomery Global 20 Portfolio, Montgomery Global Communications Fund, Montgomery Emerging Markets Fund and Montgomery Emerging Asia Fund may enter into equity swap agreements to participate in foreign markets not currently accessible to those Funds. Pursuant to these agree-ments, a Fund pays a swap fee in cash, which is equal to a fixed percentage of the cost for the underlying security (the "notional amount").

Additionally, the Fund will make periodic payments to the swap counterparty equal to any capital depreciation on the underlying security, plus a floating-rate payment based on the notional amount and the six-month LIBOR rate. The swap counterparty will make periodic payments to the Fund equal to any capital appreciation and any dividends received on the underlying security. During the terms of the agreements, changes in the underlying value of the swaps are recorded as unrealized gains or losses and are based on changes in the value of the underlying security. Amounts received from/(paid to) the swap counterparty representing capital appreciation/(depreciation) are recorded as a realized gain/(loss), whereas dividends on the underlying security are recorded when received. The Fund is exposed to credit risk in the event of non-performance by the swap counterparty; however, the Fund does not anticipate non-performance by the counterparty.

i.   SHORT SALES/FORWARD COMMITMENTS

The U.S. Select 20 Portfolio, Mid Cap 20 Portfolio, International 20 Portfolio, Global Long-Short Fund and Emerging Markets 20 Portfolio may enter into short sales and forward commitments. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it on the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will typically realize a gain if the security declines in value between those dates. Dividends declared on securities sold short are recorded on the ex-dividend date. For the year ended June 30, 2001, the Global Long-Short Fund incurred $276,769 in short dividend expenses.

A Fund engaging in short sales maintains as collateral cash or liquid debt and equity securities sufficient to fully collateralize its obligation on the short position.

Forward commitments are obligations to buy or sell investments to settle on future dates. These commitments are reported at market values on the financial statements. Credit risk exists on these commitments to the extent of the unrealized gain on the underlying securities purchased and any unrealized losses on the underlying securities sold.

Market risk exists to the extent as if the securities were owned on a settled basis and gains/losses are recorded and reported in the same manner. During the commitment period, these investments earn no interest or dividends. At June 30, 2001, there were no commitments outstanding.

j.   OPTIONS

The Funds (except the Government Money Market Fund, California Tax-Free Money Fund and Federal Tax-Free Money Fund) may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by a Fund if the option is exercised.

If a Fund writes an option and the option expires unexercised, the Fund will realize a capital gain to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option, it will recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If a Fund purchases an option and allows the option to expire, it will realize a loss to the extent of the premium paid. If the Fund elects to close out the option, it will recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by a Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing a Fund's obligation under an exchange-traded written option or investment in the purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and ask prices or at the most recent ask price (bid for purchased options) if no bid and ask prices are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations.

When a Fund writes a covered call option, the Fund forgoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When a Fund writes a put option, it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. A Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into options contracts, including the risk that an illiquid secondary market will limit a Fund's ability to close out an option contract prior to the expiration date, and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

k.   SECURITIES LENDING

All Funds, except the Global Long-Short Fund, Total Return Bond Fund, Short Duration Government Bond Fund, California Tax- Free Intermediate Bond Fund, Government Money Market Fund, California Tax-Free Money Fund and Federal Tax-Free Money Fund, may lend investment securities to investors who borrow securities to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received.

The Fund receives cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested in short-term investments by the securities lending agent in accordance with pre-established guidelines. A portion of the interest received on the loan collateral is retained by the Fund, and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 25% is paid to the securities lending agent for its services. The net amount of interest earned, after the interest rebate and allocation to the securities lending agent, is included in the Statement of Operations as securities lending income.

l.   DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income of the U.S. Select 20 Portfolio, Growth Fund, Mid Cap 20 Portfolio, U.S. Emerging Growth Fund, Small Cap Fund, Balanced Fund, International Growth Fund, International 20 Portfolio, Global Opportunities Fund, Global 20 Portfolio, Global Long-Short Fund, Global Communications Fund, Emerging Markets Fund, Emerging Markets 20 Portfolio and Emerging Asia Fund are declared and paid at least annually. Dividends from net investment income of the Total Return Bond Fund, Short Duration Government Bond Fund, California Tax-Free Intermediate Bond Fund, Government Money Market Fund, California Tax-Free Money Fund and Federal Tax-Free Money Fund are declared daily and paid monthly.

Distributions of net realized capital gains (including net short-term capital gains) earned by the Funds are distributed at least annually. Additional distributions of net investment income and capital gains for each Fund may be made to avoid the application of a 4% non- deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income-tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

Permanent differences incurred during the period ended June 30, 2001, resulting from differences in book and tax accounting, that have been reclassified at the period ended June 30, 2001, among undistributed net investment income, accumulated net realized gain/(loss) and paid-in capital were as follows:

                               UNDISTRIBUTED
                                   NET         UNDISTRIBUTED
                                INVESTMENT        CAPITAL          PAID-IN
FUND                              INCOME        GAIN/(LOSS)        CAPITAL
------------------------------------------------------------------------------
U.S. Select 20 Portfolio       $      20,619   $          84     $   (20,703)
Growth Fund                        1,870,522      (2,358,370)        487,848
U.S. Emerging Growth Fund          2,160,524     (37,363,599)     35,203,075
Small Cap Fund                       917,788      (2,425,669)      1,507,881
Balanced Fund                       (225,059)      2,036,993      (1,811,934)
International Growth Fund            655,819     (18,991,837)     18,336,018
International 20 Portfolio            20,714          10,436         (31,150)
Global Opportunities Fund            545,029      (8,125,540)      7,580,511
Global 20 Portfolio                  512,975      (8,934,778)      8,421,803
Global Long-Short Fund               662,664     (21,672,189)     21,009,525
Global Communications Fund         2,461,346     (81,450,999)     78,989,653
Emerging Markets Fund               (336,989)      1,257,608        (920,619)
Emerging Markets 20 Portfolio        (57,577)         56,584             993
Emerging Asia Fund                   384,905        (280,949)       (103,956)
Government Money Market Fund          10,794         (27,942)         17,148

Permanent book and tax differences, if any, are not included in ending undistributed net investment income/(loss) for the purposes of calculating net investment income/(loss) per share in the Financial Highlights.

For the year ended June 30, 2001, the Balanced Fund had a return of capital of $1,473,029.

m.   SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded on a trade date basis (date the order to buy or sell is executed). Interest income is accrued daily and includes amortization of premium and accretion of discount on investments. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each multi-class Fund's investment income and realized and unrealized gains and losses are allocated among its classes based on the relative net assets of each class of shares.

n.   FEDERAL INCOME TAXES

Each Fund has elected and qualified, and it is the intention of each Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable and tax-exempt income to shareholders sufficient to relieve each Fund of all or substantially all federal income and excise taxes. Therefore, no federal income-tax or excise-tax provision has been made.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based on the current interpretation of existing tax rules and regulations in the markets in which they invest.

o.   CASH

Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities, including the amounts held at the broker. The Funds issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion of income and amortization of premiums recognized on investment securities.

p.   EXPENSES

General expenses of the Trusts are allocated to the relevant Funds based on relative net assets. Operating expenses directly attributable to a Fund or a class of shares are charged to that Fund's or class's operations. Expenses of each Fund not directly attributable to the operations of any Fund or class of shares are prorated among the classes based on the relative average net assets of each Fund or class of shares.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER CONTRACTUAL COMMITMENTS:

a. Montgomery Asset Management, LLC, is the Funds' manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerzbank AG.

Pursuant to Investment Management Agreements (the "Agreements") between the Manager and the Trusts with respect to each Fund, the Manager provides each Fund with advice on buying and selling securities, manages the investments of each Fund including the placement of orders for portfolio transactions, furnishes each Fund with office space and certain administrative services, and provides the personnel needed by the Trusts with respect to the Manager's responsibilities under the Agreements. Under Operating Expense Agreements with each Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep each Fund's annual operating expenses, exclusive of Rule 12b-1 fees, dividend expense, interest, extraordinary expenses and taxes, at or below the percentages of each Fund's average net assets as listed below. Any reductions or absorptions made to a Fund by the Manager are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Operating Expense Agreements have rolling 10-year terms, extendable for one year at the end of each fiscal year.

Montgomery Asset Management, LLC, serves as the Funds' administrator (the "Administrator"). The Administrator performs services with regard to various aspects of each Fund's administrative operations.

As compensation, each Fund accrues a daily management and administration fee (paid weekly or monthly) based on the average daily net assets of each Fund. The following effective management fee annual rates include current-year accrued fees and recoupment of prior-year deferrals, but do not include the effect of current-year fee deferrals or expense absorptions:

                                                                               MANAGEMENT
                                                  CONTRACTUAL   EFFECTIVE    FEE INCLUDING
                                       EXPENSE    MANAGEMENT    MANAGEMENT     EFFECT OF      ADMINISTRATION
FUND                                 LIMITATION       FEE          FEE        FEES REDUCED         FEE
------------------------------------------------------------------------------------------------------------
U.S. Select 20 Portfolio                1.40%         1.00%        1.00%          0.00%            0.07%
Growth Fund                             1.50          1.00         1.00           1.00             0.07
Mid Cap 20 Portfolio                    1.40          1.00         1.00           0.00             0.07
U.S. Emerging Growth Fund               1.50          1.40         1.91           1.09             0.07
Small Cap Fund                          1.40          1.00         1.00           1.00             0.07
Balanced Fund                           0.12            --           --             --               --
International Growth Fund               1.65          1.10         1.37           0.79             0.07
International 20 Portfolio              1.65          1.10         1.10           0.00             0.07
Global Opportunities Fund               1.90          1.25         1.43           1.17             0.07
Global 20 Portfolio                     1.80          1.25         1.30           1.12             0.07
Global Long-Short Fund                  2.35          1.50         1.50           1.50             0.07
Global Communications Fund              1.90          1.20         1.20           1.20             0.07
Emerging Markets Fund                   1.90          1.25         1.51           1.03             0.07
Emerging Markets 20 Portfolio           1.60          1.10         1.10           0.00             0.07
Emerging Asia Fund                      1.90          1.25         3.42           0.69             0.07
Total Return Bond Fund                  0.70          0.50         0.85           0.21             0.05
Short Duration Government Bond Fund     0.60          0.50         1.03           0.24             0.05
California Tax-Free
  Intermediate Bond Fund                0.70          0.50         1.45           0.31             0.05
Government Money Market Fund            0.60          0.28         0.28           0.28             0.04
California Tax-Free Money Fund          0.60          0.40         0.40           0.40             0.05
Federal Tax-Free Money Fund             0.60          0.40         0.62           0.39             0.05

The Manager recouped previously deferred fees during the year ended June 30, 2001. These amounts have been included with current annual management fees in the Statement of Operations and are part of the effective management fee shown. Also included in other expenses are absorbed expenses recouped from the previous year. For the year ended June 30, 2001, the Manager has recouped management fees and other expenses, deferred fees and/or absorbed expenses, and deferred management fees and absorbed expenses subject to recoupment as follows:

                                                                                                 DEFERRED
                                                                                                MANAGEMENT
                                                                                                   FEES
                                                                                               AND ABSORBED
                                           MANAGEMENT    ABSORBED                                EXPENSES
                                              FEES       EXPENSES       FEES       EXPENSES     SUBJECT TO
FUND                                        RECOUPED     RECOUPED     DEFERRED     ABSORBED     RECOUPMENT
-----------------------------------------------------------------------------------------------------------
U.S. Select 20 Portfolio                   $       --    $ 23,537    $   27,421    $300,835    $  340,202
Mid Cap 20 Portfolio                               --          --        16,634      30,883        47,517
U.S. Emerging Growth Fund                     973,453          --     1,559,839          --     1,559,839
Balanced Fund                                      --      69,952            --     290,727       654,558
International Growth Fund                     270,496          --            --     576,222       576,222
International 20 Portfolio                         --      14,214       103,547       8,070       137,724
Global Opportunities Fund                     113,986          --       162,318          --       162,318
Global 20 Portfolio                            37,869          --       138,860          --       138,860
Emerging Markets Fund                         544,871          --     1,006,608          --     1,006,068
Emerging Markets 20 Portfolio                      --     115,691        73,949     103,984       411,760
Emerging Asia Fund                            379,537          --       477,627          --       477,627
Total Return Bond Fund                        103,543          --       190,628          --       190,628
Short Duration Government Bond Fund         1,115,295          --     1,659,311          --     1,659,311
California Tax-Free Intermediate Bond
  Fund                                        306,661          --       367,224          --       367,224
Federal Tax-Free Money Fund                   463,574          --       256,907          --       256,906

b. Certain officers and Trustees of the Trusts are, with respect to the Trusts' Manager and/or principal underwriter, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person will receive a retainer totaling $65,000 per annum, as well as reimbursement for expenses, for services as a Trustee of all Trusts advised by the Manager ($41,500 of which will be allocated to The Montgomery Funds and $17,500 to The Montgomery Funds
II).

Each Trustee who is not an affiliated person may elect to participate in the Trustees' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Trustees may elect to defer payment of a percentage or all of their total fees earned as a Trustee of the Trusts. These deferred portions are treated, based on an election by the Trustee, as though they were invested in certain Funds' shares, as defined under the Compensation Plan. The deferred fees payable, under the Compensation Plan, at June 30, 2001, are included in Trustees' fees and expenses payable for the applicable Funds on the Statement of Assets and Liabilities.

c. Certain Funds are parties to agreements with financial intermediaries and recordkeepers related to the Funds' participation in various purchase, marketplace and retirement programs. The Funds that participate in the programs make payments to the financial intermediaries and recordkeepers for certain services provided to shareholders who own shares of the Funds through such programs. These fees are paid to shareholder servicing and recordkeeping and are reflected in the Funds' financial statement as "servicing fees." The Manager, out of its own resources, may make additional payments to financial intermediaries and recordkeepers in connection with the Funds' participation in these programs.

3.   SHARE MARKETING PLAN:

Class P shares of each Fund, and Class B and Class C shares of the Global Long-Short Fund, have adopted a Share Marketing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). Pursuant to the Rule, the Trusts' Board of Trustees has approved, and each Fund has entered into, the Plan with Funds Distributor, Inc., the Funds' distributor (the "Distributor"), as the distribution coordinator for the Class P, Class B and Class C shares. Under the Plan each Fund will pay distribution fees to the Distrib-utor at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to its Class P shares, and up to 0.75% of the Fund's aggregate average daily net assets attributable to its Class B and Class C shares, to reimburse the Distributor for its distribution costs with respect to that class (the "Class").

The Plan provides that the Distributor may use the distribution fees received from the Class to pay for the distribution expenses of that Class, including, but not limited to (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to the Manager or any other broker-dealer or financial institution that engages in the distribution of that Class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that Class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct-mail promotions and television, radio, newspaper, magazine and other mass media advertising for that Class; (ii) costs of printing and distributing prospectuses, statements of additional information and reports of the Funds to prospective investors in that Class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Funds and that Class; and (iv) costs involved in obtaining whatever information, analysis and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable with respect to the distribution of that Class. Distribution fees are accrued daily, paid monthly and charged as expenses of the Class P, Class B and Class C shares, as accrued.

4.   SECURITIES TRANSACTIONS:

a. The aggregate amounts of purchases and sales of long-term securities, excluding long-term U.S. government securities, during the year ended June 30, 2001, were:

FUND                                   PURCHASES       SALES
---------------------------------------------------------------
U.S. Select 20 Portfolio             $  6,356,893  $  6,725,691
Growth Fund                           265,894,040   331,491,116
Mid Cap 20 Portfolio                    5,089,314     2,770,735
U.S. Emerging Growth Fund             125,029,353   166,738,081
Small Cap Fund                        118,765,678   136,010,391
Balanced Fund                          18,383,249    32,272,319
International Growth Fund             189,401,636   282,576,202
International 20 Portfolio              1,960,505     3,604,457
Global Opportunities Fund             114,972,870   125,540,278
Global 20 Portfolio                   152,209,108   173,519,074
Global Long-Short Fund                357,692,382   667,720,401
Global Communications Fund            394,173,587   485,392,169
Emerging Markets Fund                 201,422,995   255,919,699
Emerging Markets 20 Portfolio          16,862,518    10,422,493

FUND                                   PURCHASES       SALES
---------------------------------------------------------------
Emerging Asia Fund                   $  5,630,954  $ 12,169,477
Total Return Bond Fund                112,709,252   106,402,451
Short Duration
  Government Bond Fund                409,197,148   336,265,331
California Tax-Free
  Intermediate Bond Fund               66,026,809    54,930,449

The aggregate amounts of purchases and sales of long-term U.S. government securities during the year ended June 30, 2001, were:

FUND                                   PURCHASES       SALES
---------------------------------------------------------------
Total Return Bond Fund               $ 79,737,713  $ 78,737,731
Short Duration
  Government Bond Fund                373,044,748   359,922,398

b. At June 30, 2001, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                  TAX BASIS       TAX BASIS     NET TAX BASIS UNREALIZED      COST FOR
                                                  UNREALIZED      UNREALIZED         APPRECIATION/           FEDERAL TAX
FUND                                             APPRECIATION    DEPRECIATION        (DEPRECIATION)           PURPOSES
-------------------------------------------------------------------------------------------------------------------------
U.S. Select 20 Portfolio                          $   114,956     $   213,206         $    (98,250)         $  1,935,539
Growth Fund                                        24,064,959      45,297,673          (21,232,714)          284,593,143
Mid Cap 20 Portfolio                                  209,386          25,201              184,185             2,348,694
U.S. Emerging Growth Fund                          47,517,985       2,696,668           44,821,317           117,883,534
Small Cap Fund                                     16,873,160       3,337,826           13,535,334            73,362,157
Balanced Fund                                         352,725      13,295,411          (12,942,686)           57,067,500
International Growth Fund                           1,509,399       8,113,483           (6,604,084)           67,141,935
International 20 Portfolio                             11,902          18,714               (6,812)              312,807
Global Opportunities Fund                           2,349,995       6,318,583           (3,968,588)           54,710,497
Global 20 Portfolio                                 2,308,087       5,510,851           (3,202,764)           57,003,679
Global Long-Short Fund                             11,161,559      11,552,565             (391,006)          100,075,032
Global Communications Fund                          5,846,981      53,029,940          (47,182,959)          220,603,945
Emerging Markets Fund                              11,700,073      22,851,415          (11,151,342)          179,328,902
Emerging Markets 20 Portfolio                         669,228         370,178              299,050             9,956,329
Emerging Asia Fund                                  2,119,210       3,002,262             (883,052)           14,502,641
Total Return Bond Fund                                201,943         208,570               (6,627)           36,143,384
Short Duration Government Bond Fund                 3,230,912       1,879,117            1,351,795           271,793,786
California Tax-Free Intermediate Bond Fund          1,115,677         261,238              854,439            36,428,066

c. Information regarding transactions under dollar roll transactions was as follows:

                                                                                                    AVERAGE
                                         MAXIMUM       PRINCIPAL      AVERAGE        AVERAGE         DEBT
                                          AMOUNT        AMOUNT         AMOUNT        SHARES        PER SHARE
                                       OUTSTANDING    OUTSTANDING   OUTSTANDING    OUTSTANDING    OUTSTANDING       FEE
                                          DURING         AS OF         DURING        DURING         DURING         INCOME
FUND                                    THE PERIOD      6/30/01      THE PERIOD     THE PERIOD     THE PERIOD      EARNED
----------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund                 $10,697,438    $ 7,876,000   $ 6,512,773      2,548,496     $  2.56        $ 49,156
Short Duration Government Bond Fund     47,824,741     49,956,000    30,116,376     20,967,605        1.44         131,153

The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the year ended June 30, 2001.

d.   Information regarding reverse repurchase agreements was as follows:

                                                                                     AVERAGE
                                         MAXIMUM        AVERAGE        AVERAGE         DEBT
                                          AMOUNT        AMOUNT         SHARES       PER SHARE
                                       OUTSTANDING    OUTSTANDING    OUTSTANDING   OUTSTANDING      AVERAGE
                                          DURING        DURING         DURING         DURING       INTEREST       INTEREST
FUND                                    THE PERIOD     THE PERIOD     THE PERIOD    THE PERIOD        RATE         EXPENSE
----------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund                 $ 4,580,508    $ 1,283,423      2,548,496     $  0.50          5.07%      $   65,036
Short Duration Government Bond Fund     82,778,438     40,513,640     20,967,605        1.93          5.61        2,271,702

The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the year ended June 30, 2001. There were no reverse repurchase agreements outstanding at June 30, 2001.

e. The schedule of forward foreign-currency exchange contracts at June 30, 2001, was as follows:

                                                                                                                NET UNREALIZED
                       FOREIGN-CURRENCY                                                     IN EXCHANGE         APPRECIATION/
                            AMOUNT                                     SETTLEMENT DATE       FOR ($US)          (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND:
Forward Foreign-Currency Exchange Contracts to Receive
                             31,594      British Pound                     07/02/01          $   44,493            $   (420)
                            390,840      Danish Krone                      07/02/01              44,469                  23
                             96,660      European Union Euro               07/02/01              81,828                (479)
                            205,562      European Union Euro               07/03/01             174,018                 545
                                                                                             ----------            --------
                                            Total                                            $  344,808            $   (331)
                                                                                             ==========            ========
Forward Foreign-Currency Exchange Contracts to Deliver
                         31,949,848      Japanese Yen                      07/03/01          $  256,121            $   (338)
                                                                                                                   --------
                                            Net Unrealized Depreciation                                            $   (669)
                                                                                                                   ========
INTERNATIONAL 20 PORTFOLIO:
Forward Foreign-Currency Exchange Contracts to Receive
                             11,274      Danish Krone                      07/02/01          $    1,283            $      1
                              1,859      European Union Euro               07/02/01               1,574                  (9)
                              5,021      British Pound                     07/03/01               7,071                 (16)
                             29,313      European Union Euro               07/03/01              24,815                (131)
                            860,460      Japanese Yen                      07/03/01               6,898                   9
                                                                                             ----------            --------
                                            Total                                            $   41,641            $   (146)
                                                                                             ==========            ========
Forward Foreign-Currency Exchange Contracts to Deliver
                             24,282      European Union Euro               07/03/01          $   20,556            $    120
                                                                                                                   --------
                                            Net Unrealized Depreciation                                            $    (26)
                                                                                                                   ========
GLOBAL OPPORTUNITIES FUND:
Forward Foreign-Currency Exchange Contracts to Receive
                            216,911      British Pound                     07/02/01          $  305,476            $ (2,885)
                          1,108,634      Danish Krone                      07/02/01             126,139                  65
                             33,459      European Union Euro               07/02/01              28,325                (166)
                             60,567      European Union Euro               07/03/01              51,273                 160
                                                                                             ----------            --------
                                            Total                                            $  511,213            $ (2,826)
                                                                                             ==========            ========
GLOBAL 20 PORTFOLIO:
Forward Foreign-Currency Exchange Contracts to Receive
                            139,578      British Pound                     07/02/01          $  196,567            $ (1,856)
                          1,969,234      Danish Krone                      07/02/01             224,057                 115
                             35,318      European Union Euro               07/02/01              29,899                (175)
                             53,226      European Union Euro               07/03/01              45,058                 141
                            100,460      British Pound                     07/05/01             141,468                (576)
                            501,141      European Union Euro               07/05/01             424,225               1,312
                                                                                             ----------            --------
                                            Total                                            $1,061,274            $ (1,039)
                                                                                             ==========            ========
Forward Foreign-Currency Exchange Contracts to Deliver

                     2,280,782           Australian Dollar                 07/05/01          $1,163,241            $ (9,166)
                     1,483,267           European Union Euro               07/05/01           1,255,613              (3,884)
                                                                                             ----------            --------
                                            Total                                            $2,418,854            $(13,050)
                                                                                             ==========            ========
                                            Net Unrealized Depreciation                                            $(14,089)
                                                                                                                   ========

                                                                                                                NET UNREALIZED
                       FOREIGN-CURRENCY                                                     IN EXCHANGE         APPRECIATION/
                            AMOUNT                                     SETTLEMENT DATE       FOR ($US)          (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------------
GLOBAL LONG-SHORT FUND:
Forward Foreign-Currency Exchange Contracts to Receive
                         11,971,317      Japanese Yen                      07/02/01          $   95,966            $   (768)
                         20,085,071      Swedish Krona                     07/03/01           1,846,631            $  9,862
                            316,787      European Union Euro               07/03/01             335,900            $    179
                                                                                             ----------            --------
                                            Total                                            $2,278,497            $  9,273
                                                                                             ==========            ========
Forward Foreign-Currency Exchange Contracts to Deliver
                            591,015      British Pound                     07/02/01          $  832,327            $  7,861
                         31,125,996      Japanese Yen                      07/02/01             249,517                (350)
                            871,392      Hong Kong Dollar                  07/03/01             111,720                   4
                         18,823,245      Thai Baht                         07/03/01             415,983                (642)
                                                                                             ----------            --------
                                            Total                                            $1,609,547            $  6,873
                                                                                             ==========            ========
                                            Net Unrealized Depreciation                                            $ 16,146
                                                                                                                   ========

f. Under an unsecured Revolving Credit Agreement with Bank of America, N.A. and Credit Lyonnaise, each of the Funds of The Montgomery Funds and The Montgomery Funds II (except Montgomery Global Long-Short Fund) may borrow (consistent with applicable law and its investment policies) up to 10% of its net asset value (or such lower limit applicable to such Fund), provided the aggregate funds borrowed do not exceed $75,000,000 per lender. The Fund pays its pro rata share of the quarterly commitment fee of 0.10% per annum of the unutilized credit line balance. The Montgomery Global Long-Short Fund maintains its own Revolving Line of Credit with Bank of America, N.A., Credit Lyonnaise, Union Bank of California and National Bank of Australia in the amounts of $32,500,000, $25,000,000, $25,000,000 and $27,500,000, respectively; not to exceed $100,000,000 in the aggregate. For the year ended June 30, 2001, borrowings by the Funds under the agreement were as follows:

                              AMOUNT OUTSTANDING   AVERAGE AMOUNT       MAXIMUM           AVERAGE        AVERAGE      AVERAGE DEBT
FUND                              AT 6/30/01        OUTSTANDING     DEBT OUTSTANDING   INTEREST RATE      SHARES        PER SHARE
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Emerging Growth Fund             --            $    39,178       $ 5,600,000           6.97%       10,098,976       $   --
Small Cap Fund                        --                 25,479         2,500,000           7.08         6,873,783           --
International Growth Fund             --              1,675,068        15,500,000           6.78         6,061,792         0.28
Global Opportunities Fund             --                438,082         8,900,000           6.33         3,751,208         0.12
Global 20 Portfolio                   --                 11,507         1,100,000           6.12         4,987,452           --
Global Long-Short Fund                --             18,889,315        50,100,000           6.97        10,447,218         1.81
Emerging Markets Fund                 --              1,387,945        15,700,000           5.75        20,927,624         0.07

The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the year ended June 30, 2001.

5.   FOREIGN SECURITIES:

Certain Funds may purchase securities on foreign security exchanges. Securities of foreign companies and foreign governments involve risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include, among others, revaluation of currencies, less-reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

6.   TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

The Trusts have authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Because the Government Money Market Fund, the California Tax-Free Money Fund and the Federal Tax-Free Money Fund are money market funds, and money market funds sell shares, issue shares for reinvestment of dividends and redeem shares normally at a constant net asset value of $1 per share, the numbers of shares represented by such sales, reinvestments and redemptions are the same as the dollar amounts shown for such transactions.

Effective July 1, 2000, each Fund of The Montgomery Funds and The Montgomery Funds II (except Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery Government Money Market Fund, Montgomery California Tax-Free Money Fund, Montgomery Federal Tax-Free Money Fund) will deduct a redemption fee of 2% from the net proceeds of shares redeemed (or exchanged) within three months after purchase. The fee is intended to compensate each Fund for the increased expenses to longer-term shareholders and the disruptive effect on that Fund's portfolio caused by short-term investments and is included in additional paid-in capital on the Statement of Assets and Liabilities.

                                                                                        GLOBAL LONG-SHORT FUND
                                                                          YEAR ENDED 6/30/01              YEAR ENDED 6/30/00
R SHARES:                                                               SHARES         DOLLARS          SHARES         DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                   1,343,993    $  28,336,419      7,426,035    $205,790,074
Issued as reinvestment of dividends                                    3,812,434       64,277,641        859,683      23,821,807
Redeemed                                                             (10,203,581)    (214,623,345)    (7,333,613)   (212,171,350)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                               (5,047,154)   $(122,009,285)       952,105    $ 17,440,531
---------------------------------------------------------------------------------------------------------------------------------

B SHARES:
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                     274,760    $   4,455,042         51,660    $  1,432,102
Issued as reinvestment of dividends                                       24,075          387,364          3,689         100,078
Redeemed                                                                (324,213)      (6,393,862)      (243,789)     (6,483,279)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                  (25,378)   $  (1,551,456)      (188,440)   $ (4,951,099)
---------------------------------------------------------------------------------------------------------------------------------

C SHARES:
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                     145,630    $   2,066,709         25,837    $    655,803
Issued as reinvestment of dividends                                        7,663          108,730            876          22,011
Redeemed                                                                (201,902)      (3,704,694)       (68,785)     (1,801,773)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                  (48,609)   $  (1,529,255)       (42,072)   $ (1,123,959)
---------------------------------------------------------------------------------------------------------------------------------

                                                                                     U.S. SELECT 20 PORTFOLIO
                                                                          YEAR ENDED 6/30/01           PERIOD ENDED 6/30/00
R SHARES:                                                               SHARES         DOLLARS       SHARES         DOLLARS
----------------------------------------------------------------------------------------------------------------------------
Sold                                                                     283,390     $  3,076,977     336,575   $ 3,688,869
Issued as reinvestment of dividends                                       12,439          123,392          --            --
Redeemed                                                                (346,867)      (3,439,789)    (46,321)     (520,424)
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                  (51,038)    $   (239,420)    290,254   $ 3,168,445
----------------------------------------------------------------------------------------------------------------------------

                                                                          MID CAP 20 PORTFOLIO
                                                                          PERIOD ENDED 6/30/01
R SHARES:                                                                SHARES         DOLLARS
--------------------------------------------------------------------------------------------------
Sold                                                                     419,434     $  4,101,139
Issued as reinvestment of dividends                                          742            7,013
Redeemed                                                                (132,164)      (1,076,058)
--------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                  288,012     $  3,032,094
--------------------------------------------------------------------------------------------------

                                                                                        TOTAL RETURN BOND FUND
                                                                          YEAR ENDED 6/30/01              YEAR ENDED 6/30/00
R SHARES:                                                               SHARES         DOLLARS          SHARES         DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                   1,561,931    $  18,449,458        448,134    $  4,974,812
Issued as reinvestment of dividends                                      149,493        1,748,920        234,682       2,676,890
Redeemed                                                              (1,510,096)     (17,733,605)    (1,501,387)    (16,990,138)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                  201,328    $   2,464,773       (818,571)   $ (9,338,436)
---------------------------------------------------------------------------------------------------------------------------------

                                                                                  SHORT DURATION GOVERNMENT BOND FUND
                                                                          YEAR ENDED 6/30/01              YEAR ENDED 6/30/00
R SHARES:                                                               SHARES         DOLLARS          SHARES         DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                  13,983,841    $ 141,546,693     18,561,253    $184,566,653
Issued as reinvestment of dividends                                    1,088,662       10,994,884        936,813       9,303,853
Redeemed                                                              (6,217,941)     (62,761,145)   (17,508,875)   (174,025,703)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                8,854,562    $  89,780,432      1,989,191    $ 19,844,803
---------------------------------------------------------------------------------------------------------------------------------

P SHARES:
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                     370,406    $   3,735,392        274,982    $  2,712,071
Issued as reinvestment of dividends                                          471            4,741          3,763          37,715
Redeemed                                                                (337,587)      (3,401,063)      (252,958)     (2,492,766)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                   33,290    $     339,070         25,787    $    257,020
---------------------------------------------------------------------------------------------------------------------------------

                                                                              CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND
                                                                          YEAR ENDED 6/30/01              YEAR ENDED 6/30/00
R SHARES:                                                               SHARES         DOLLARS          SHARES         DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                   1,316,055    $  17,224,162        413,988    $  5,170,700
Issued as reinvestment of dividends                                       89,670        1,162,961        116,853       1,467,569
Redeemed                                                                (707,135)      (9,167,610)    (1,597,742)    (19,997,148)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                  698,590    $   9,219,513     (1,066,901)   $(13,358,879)
---------------------------------------------------------------------------------------------------------------------------------

                                                                                   GOVERNMENT MONEY MARKET FUND
                                                                         YEAR ENDED 6/30/01          YEAR ENDED 6/30/00
R SHARES:                                                                SHARES AND DOLLARS          SHARES AND DOLLARS
-----------------------------------------------------------------------------------------------------------------------------
Sold                                                                       $ 1,453,371,245             $ 1,884,333,694
Issued as reinvestment of dividends                                             55,591,823                  32,733,944
Redeemed                                                                    (1,529,539,528)             (1,697,866,337)
-----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                    $   (20,576,460)            $   219,201,301
-----------------------------------------------------------------------------------------------------------------------------

P SHARES:
-----------------------------------------------------------------------------------------------------------------------------
Sold                                                                       $    17,899,602             $   244,957,597
Issued as reinvestment of dividends                                                 17,932                      50,302
Redeemed                                                                       (26,570,049)               (236,356,286)
-----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                    $    (8,652,515)            $     8,651,613
-----------------------------------------------------------------------------------------------------------------------------

                                                                                  CALIFORNIA TAX-FREE MONEY FUND
                                                                         YEAR ENDED 6/30/01          YEAR ENDED 6/30/00
R SHARES:                                                                SHARES AND DOLLARS          SHARES AND DOLLARS
-----------------------------------------------------------------------------------------------------------------------------
Sold                                                                       $ 1,093,410,079             $   862,563,593
Issued as reinvestment of dividends                                             11,686,726                   8,745,120
Redeemed                                                                    (1,233,143,697)               (785,384,524)
-----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                    $  (128,046,892)            $    85,924,189
-----------------------------------------------------------------------------------------------------------------------------

                                                                                  FEDERAL TAX-FREE MONEY FUND
                                                                         YEAR ENDED 6/30/01          YEAR ENDED 6/30/00
R SHARES:                                                                SHARES AND DOLLARS          SHARES AND DOLLARS
-----------------------------------------------------------------------------------------------------------------------------
Sold                                                                       $   355,963,485             $   756,884,288
Issued as reinvestment of dividends                                              4,266,324                   4,328,017
Redeemed                                                                      (466,027,899)               (729,697,619)
-----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                    $  (105,798,090)            $    31,514,686
-----------------------------------------------------------------------------------------------------------------------------

                                                                                             GROWTH FUND
                                                                          YEAR ENDED 6/30/01              YEAR ENDED 6/30/00
R SHARES:                                                               SHARES         DOLLARS          SHARES        DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                   2,220,341    $  43,593,197     14,003,652   $ 305,532,629
Issued as reinvestment of dividends                                    2,466,721       43,340,288      3,704,085      74,415,078
Redeemed                                                              (6,422,997)    (122,258,996)   (25,584,599)   (553,484,206)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                               (1,735,935)   $ (35,325,511)    (7,876,862)  $(173,536,499)
---------------------------------------------------------------------------------------------------------------------------------

P SHARES:
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                      70,021    $   1,522,524      1,304,933   $  28,008,428
Issued as reinvestment of dividends                                          989           17,493          1,010          20,496
Redeemed                                                                (140,594)      (3,013,343)    (1,237,764)    (26,553,673)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                  (69,584)   $  (1,473,326)        68,179   $   1,475,251
---------------------------------------------------------------------------------------------------------------------------------

                                                                                      U.S. EMERGING GROWTH FUND
                                                                          YEAR ENDED 6/30/01              YEAR ENDED 6/30/00
R SHARES:                                                               SHARES         DOLLARS          SHARES        DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                     925,731    $  20,253,995      5,766,884   $ 126,300,729
Issued as reinvestment of dividends                                    3,969,558       67,006,137      1,667,736      32,837,733
Redeemed                                                              (2,690,784)     (56,375,070)   (17,697,064)   (367,106,716)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                2,204,505    $  30,885,062    (10,262,444)  $(207,968,254)
---------------------------------------------------------------------------------------------------------------------------------

                                                                                      INTERNATIONAL GROWTH FUND
                                                                          YEAR ENDED 6/30/01              YEAR ENDED 6/30/00
R SHARES:                                                               SHARES         DOLLARS          SHARES        DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                     925,580    $  15,085,657     30,551,675   $ 663,070,403
Issued in exchange for shares of Montgomery International
  Small Cap Fund                                                              --               --      1,265,707      27,748,104
Issued as reinvestment of dividends                                      571,633        8,928,907        183,389       4,045,551
Redeemed                                                              (6,076,085)    (108,041,738)   (34,990,975)   (770,997,386)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                               (4,578,872)   $ (84,027,174)    (2,990,204)  $ (76,133,328)
---------------------------------------------------------------------------------------------------------------------------------

P SHARES:
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                     350,956    $   5,218,579      3,156,566   $  71,473,123
Issued in exchange for shares of Montgomery International
  Small Cap Fund                                                              --               --            136           2,965
Issued as reinvestment of dividends                                          662           10,348            175           3,861
Redeemed                                                                (380,743)      (5,751,247)    (2,826,438)    (64,720,194)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                  (29,125)   $    (522,320)       330,439   $   6,759,755
---------------------------------------------------------------------------------------------------------------------------------

                                                                                       GLOBAL OPPORTUNITIES FUND
                                                                          YEAR ENDED 6/30/01              YEAR ENDED 6/30/00
R SHARES:                                                               SHARES         DOLLARS          SHARES        DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                   3,405,313    $  61,992,039     10,248,923   $ 235,157,152
Issued as reinvestment of dividends                                      260,416        4,299,474        221,318       5,083,663
Redeemed                                                              (3,684,805)     (68,304,999)    (9,500,934)   (219,220,913)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                  (19,076)   $  (2,013,486)       969,307   $  21,019,902
---------------------------------------------------------------------------------------------------------------------------------

                                                                                            SMALL CAP FUND
                                                                          YEAR ENDED 6/30/01              YEAR ENDED 6/30/00
R SHARES:                                                               SHARES         DOLLARS          SHARES        DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                     579,278    $   7,986,440      2,881,534   $  60,948,220
Issued as reinvestment of dividends                                    2,006,410       24,859,419            109           2,279
Redeemed                                                                (938,402)     (13,743,542)    (5,095,176)   (107,780,765)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                1,647,286    $  19,102,317     (2,213,533)  $ (46,830,266)
---------------------------------------------------------------------------------------------------------------------------------

P SHARES:
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                     153,258    $   2,561,066        454,868   $   9,259,550
Issued as reinvestment of dividends                                      601,414        7,265,080             23             471
Redeemed                                                                (905,723)     (11,092,798)      (437,231)     (8,247,102)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                 (151,051)   $  (1,266,652)        17,660   $   1,012,919
---------------------------------------------------------------------------------------------------------------------------------
                                                                                             BALANCED FUND++
                                                                          YEAR ENDED 6/30/01              YEAR ENDED 6/30/00
R SHARES:                                                               SHARES         DOLLARS          SHARES        DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                     367,515    $   4,552,762        848,970   $  14,033,052
Issued as reinvestment of dividends                                      459,402        6,380,305        262,775       4,193,173
Redeemed                                                                (946,471)     (13,902,192)    (2,155,169)    (34,752,120)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                 (119,554)   $  (2,969,125)    (1,043,424)  $ (16,525,895)
---------------------------------------------------------------------------------------------------------------------------------

P SHARES:
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                      21,910    $     340,762        175,299   $   2,931,313
Issued as reinvestment of dividends                                       23,584          328,897          3,622          57,954
Redeemed                                                                (216,092)      (2,880,711)        (7,051)       (116,434)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                 (170,598)   $  (2,211,052)       171,870   $   2,872,833
---------------------------------------------------------------------------------------------------------------------------------

                                                                                       EMERGING MARKETS 20 PORTFOLIO
                                                                          YEAR ENDED 6/30/01              YEAR ENDED 6/30/00
R SHARES:                                                               SHARES         DOLLARS          SHARES        DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                     611,591    $   9,060,052        217,215   $   3,655,713
Issued as reinvestment of dividends                                        1,088           15,534          1,259          20,159
Redeemed                                                                (172,186)      (2,533,941)      (127,280)     (1,885,081)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                  440,493    $   6,541,645         91,194   $   1,790,791
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       INTERNATIONAL 20 PORTFOLIO
                                                                          YEAR ENDED 6/30/01              YEAR ENDED 6/30/00
R SHARES:                                                               SHARES         DOLLARS          SHARES        DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                       4,386    $      36,054        269,598   $   2,906,363
Issued as reinvestment of dividends                                           --               --             --              --
Redeemed                                                                (190,917)      (1,778,509)       (43,485)       (428,392)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                 (186,531)   $  (1,742,455)       226,113   $   2,477,971
---------------------------------------------------------------------------------------------------------------------------------

                                                                                           GLOBAL 20 PORTFOLIO
                                                                          YEAR ENDED 6/30/01              YEAR ENDED 6/30/00
R SHARES:                                                               SHARES         DOLLARS          SHARES        DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                   1,355,715    $  19,236,662      3,964,823   $  91,767,662
Issued in exchange for shares of Montgomery International
  Small Cap Fund                                                              --               --             --              --
Issued as reinvestment of dividends                                    1,180,505       17,011,080        686,490      15,294,998
Redeemed                                                              (2,764,774)     (42,262,378)    (5,738,075)   (132,841,369)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                 (228,554)   $  (6,014,636)    (1,086,762)  $ (25,778,709)
---------------------------------------------------------------------------------------------------------------------------------

P SHARES:
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                          54    $         726        320,225   $   7,338,250
Issued in exchange for shares of Montgomery International
  Small Cap Fund                                                              --               --             --              --
Issued as reinvestment of dividends                                          259            3,631            167           3,647
Redeemed                                                                    (356)          (4,015)      (322,023)     (7,432,326)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                      (43)   $         342         (1,631)  $     (90,429)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        EMERGING MARKETS FUND
                                                                          YEAR ENDED 6/30/01              YEAR ENDED 6/30/00
R SHARES:                                                               SHARES         DOLLARS          SHARES        DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                   5,839,319    $  59,697,629     51,074,497   $ 598,964,106
Issued in exchange for shares of Montgomery International
  Small Cap Fund                                                              --               --             --              --
Issued as reinvestment of dividends                                           --               --             --              --
Redeemed                                                             (11,252,534)    (115,377,150)   (60,616,996)   (713,842,379)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                               (5,413,215)   $ (55,679,521)    (9,542,499)  $(114,878,273)
---------------------------------------------------------------------------------------------------------------------------------

P SHARES:
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                     722,099    $   8,338,110     11,830,121   $ 140,438,637
Issued in exchange for shares of Montgomery International
  Small Cap Fund                                                              --               --             --              --
Issued as reinvestment of dividends                                           --               --             --              --
Redeemed                                                              (1,249,010)     (14,566,844)   (11,327,916)   (135,575,744)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                 (526,911)   $  (6,228,734)       502,205      $4,862,893
---------------------------------------------------------------------------------------------------------------------------------

                                                                                      GLOBAL COMMUNICATIONS FUND
                                                                          YEAR ENDED 6/30/01              YEAR ENDED 6/30/00
R SHARES:                                                               SHARES         DOLLARS          SHARES        DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                   2,257,598    $  63,338,698     20,586,299   $ 732,677,750
Issued as reinvestment of dividends                                    4,126,865       77,873,939      2,436,866      82,219,864
Redeemed                                                              (6,558,702)    (158,301,722)   (21,706,433)   (768,148,169)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                 (174,239)   $ (17,089,085)     1,316,732   $  46,749,445
---------------------------------------------------------------------------------------------------------------------------------
                                                                                          EMERGING ASIA FUND
                                                                          YEAR ENDED 6/30/01              YEAR ENDED 6/30/00
R SHARES:                                                               SHARES         DOLLARS          SHARES        DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
Sold                                                                   1,017,392    $   8,358,384      2,498,798   $  28,588,188
Issued as reinvestment of dividends                                           --               --        192,844       2,132,855
Redeemed                                                              (1,764,195)     (14,863,253)    (5,403,267)    (59,908,722)
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                 (746,803)   $  (6,504,869)    (2,711,625)  $ (29,187,679)
--------------------------------------------------------------------------------------------------------------------------------

++See Note 8 of Notes to Financial Statements.

7.   CAPITAL LOSS CARRYFORWARDS:

At June 30, 2001, the following Funds had available for federal income-tax purposes unused capital losses as follows:

FUND                            EXPIRING IN 2004   EXPIRING IN 2006   EXPIRING IN 2007  EXPIRING IN 2008   EXPIRING IN 2009
----------------------------------------------------------------------------------------------------------------------------
U.S. Select 20 Portfolio                 $    --        $        --       $         --       $        --        $   326,473
International Growth Fund                     --                 --                 --                --          1,293,393
International 20 Portfolio                    --                 --                 --                --            105,993
Global Opportunities Fund                     --                 --                 --                --          4,805,912
Global 20 Portfolio                           --                 --                 --                --            805,392
Global Communications Fund                    --                 --                 --                --         32,641,195
Emerging Markets Fund                         --         69,583,381        199,540,290        22,330,736                 --
Emerging Markets 20 Portfolio                 --            676,866            381,957                --             12,099
Emerging Asia Fund                            --          2,085,531          7,682,883                --            564,613
Total Return Bond Fund                        --                 --                 --            50,682                 --
California Tax-Free Money Fund             5,192                 --                 --             2,649                 --
Federal Tax-Free Money Fund                   --                 --                 --             7,803                 --

The following Funds utilized capital loss carryforward during the year:

FUND                                              AMOUNT
-----------------------------------------------------------
U.S. Emerging Growth Fund                      $ 2,851,413
Emerging Markets Fund                           14,239,044
Total Return Bond Fund                             433,440
Short Duration Government Bond Fund              1,280,617
California Tax-Free Intermediate Bond Fund          51,827
California Tax-Free Money Fund                       1,543
Federal Tax-Free Money Fund                         13,435

Under current tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the fiscal year ending June 30, 2002. The following Funds elected to defer losses occurring between November 1, 2000, and June 30, 2001, under these rules as follows:

FUND                                                CAPITAL     CURRENCY
--------------------------------------------------------------------------
U.S. Select 20 Portfolio                          $   625,719  $       --
Mid Cap 20 Portfolio                                  720,117          --
Small Cap Fund                                      8,530,965          --
International Growth Fund                          17,202,968     459,129
International 20 Portfolio                            317,922       1,315
Global Opportunities Fund                          13,655,586     173,955
Global 20 Portfolio                                24,405,368     159,825
Global Long-Short Fund                                697,710     271,566
Global Communications Fund                         90,285,561     193,301
Emerging Markets Fund                              29,449,294   1,039,837
Emerging Markets 20 Portfolio                         871,353          --
Emerging Asia Fund                                  1,804,619      10,028
Short Duration Government Bond Fund                    41,421          --

8.   REORGANIZATION:

On October 31, 2000, the Montgomery Balanced Fund ("Acquiring Fund") acquired the assets and liabilities of the Montgomery Equity Income Fund ("Acquired Fund") by effecting a full redemption. A tax-free reorganization was effected whereby Montgomery Equity Income Fund made a distribution-in-kind of the assets of the Fund to the sole shareholder, Montgomery Balanced Fund, pursuant to a plan of reorganization approved by the Board of Trustees and shareholders of the Acquired Fund. Net assets as of the reorganization date were as follows:

                                                                                    TOTAL NET ASSETS OF     ACQUIRED FUND
                                           TOTAL NET ASSETS   TOTAL NET ASSETS         ACQUIRING FUND        UNREALIZED
ACQUIRING FUND       ACQUIRED FUND         OF ACQUIRED FUND   OF ACQUIRING FUND      AFTER ACQUISITION      DEPRECIATION
-------------------------------------------------------------------------------------------------------------------------
Balanced Fund        Equity Income Fund       $7,897,411        $58,215,066             $58,215,066           $(5,678)

                              THE MONTGOMERY FUNDS
                        INDEPENDENT ACCOUNTANT'S REPORT

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE MONTGOMERY FUNDS AND THE MONTGOMERY FUNDS II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios' investments and schedule of short sales, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Montgomery U.S. Select 20 Portfolio, Montgomery Growth Fund, Montgomery Mid Cap 20 Portfolio, Montgomery U.S. Emerging Growth Fund, Montgomery Small Cap Fund, Montgomery Balanced Fund (formerly Montgomery U.S. Asset Allocation Fund), Montgomery International Growth Fund, Montgomery International 20 Portfolio, Montgomery Global Opportunities Fund, Montgomery Global 20 Portfolio (formerly Montgomery Select 50 Fund), Montgomery Global Long-Short Fund, Montgomery Global Communications Fund, Montgomery Emerging Markets Fund, Montgomery Emerging Markets 20 Portfolio (formerly Emerging Markets Focus Fund), Montgomery Emerging Asia Fund, Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery Government Money Market Fund, Montgomery California Tax-Free Money Fund and Montgomery Federal Tax-Free Money Fund (portfolios of The Montgomery Funds and of The Montgomery Funds II, collectively the "Funds") at June 30, 2001, the results of each of their operations, the changes in each of their net assets, their cash flows and the financial highlights for the periods presented between July 1, 1997, and June 30, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights of the Funds for the period ended June 30, 1997 were audited by other independent accountants whose report expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, CA
August 13, 2001

                              THE MONTGOMERY FUNDS
                                 TAX INFORMATION
                         Fiscal Year Ended June 30, 2001
                                   (Unaudited)


In accordance with the Internal Revenue Code, the following Funds are designating the following amounts as long-term capital-gain dividends:

Growth Fund                                           $30,541,324
U.S. Emerging Growth Fund                              21,341,129
Small Cap Fund                                            595,479
Balanced Fund                                           2,855,784
International Growth Fund                                 193,978
Global Opportunities Fund                                  39,070
Global 20 Portfolio                                       659,855
Global Long-Short Fund                                  9,929,618
Global Communications Fund                                368,326
California Tax-Free Intermediate Bond Fund                 33,712
Government Money Market Fund                              110,704

Of the distributions made from investment income, the following percentages are tax exempt for regular federal income-tax purposes:

California Tax-Free Intermediate Bond Fund            99.97%
California Tax-Free Money Fund                        98.57
Federal Tax-Free Money Fund                           99.80

The following Funds are designating the following percentages of distributions made from net investment income, as determined for federal income tax purposes, as net investment income dividends that qualify for the dividends-received deduction with regard to the Funds' corporate shareholders:

U.S. Select 20 Portfolio                                  3.80%
Growth Fund                                             100.00
U.S. Emerging Growth Fund                                 1.74
Small Cap Fund                                           21.03
Balanced Fund                                            47.04
Global Opportunities Fund                                 0.35
Global 20 Portfolio                                       3.38
Global Communications Fund                                0.28

The following Funds may elect under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the fiscal year ended June 30, 2001, foreign income and foreign taxes paid relating to foreign sources and possessions of the United States of America were as follows:

                                              FOREIGN                FOREIGN
FUND                                           INCOME                 TAXES
------------------------------------------------------------------------------
International Growth Fund                     $626,943                $77,062
Global Opportunities Fund                      224,439                 24,848
Global Communications Fund                     207,238                 36,274

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

This report and the financial statements contained herein are provided for the general information of the shareholders of The Montgomery Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other agency and are subject to investment risk, including the possible loss of principal. Neither The Montgomery Funds nor Montgomery Asset Management is a bank.

For more information on any Montgomery Fund, including charges and expenses, visit our Web site at www.montgomeryfunds.com or call (800) 572-FUND [3863] for a free prospectus. Please read it carefully before you invest.

Funds Distributor, Inc. 8/01

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